As filed with the Securities and Exchange Commission on April 25, 2003
                                                     1933 Act File No. 033-25623
                                                     1940 Act File No. 811-05690


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                                     FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                                Pre-Effective Amendment No.                  [ ]
                                Post-Effective Amendment No. 36              [X]

                                       and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]
                                  Amendment No. 37

                           FIRST INVESTORS SERIES FUND
                (Exact Name of Registrant as Specified in Charter)

                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)
     (Registrant's Telephone Number, Including Area Code): (212) 858-8000

                               Ms. Concetta Durso
                          Vice President and Secretary
                           First Investors Series Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036


It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on May 1, 2003 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
   [ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                           FIRST INVESTORS SERIES FUND

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

     Cover Sheet

     Contents of Registration Statement

     Combined Prospectus for First Investors Insured Intermediate Tax Exempt Fund, a series of First Investors Series Fund, First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors New York Insured Tax Free Fund, Inc., First Investors Multi-State Insured Tax Free Fund and First Investors Insured Tax Exempt Fund II, a series of Executive Investors Trust

     Combined Statement of Additional Information for First Investors Insured Intermediate Tax Exempt Fund, a series of First Investors Series Fund, First Investors Tax-Exempt Money Market Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors New York Insured Tax Free Fund, Inc., First Investors Multi-State Insured Tax Free Fund and First Investors Insured Tax Exempt Fund II, a series of Executive Investors Trust

     Part C - Other Information

     Signature Page

     Exhibits

[LOGO]  FIRST INVESTORS


TAX EXEMPT FUNDS


TAX-EXEMPT MONEY MARKET
INSURED INTERMEDIATE TAX EXEMPT
INSURED TAX EXEMPT
INSURED TAX EXEMPT II
SINGLE STATE INSURED TAX FREE

      ARIZONA                 MARYLAND                 NEW YORK
      CALIFORNIA              MASSACHUSETTS            NORTH CAROLINA
      COLORADO                MICHIGAN                 OHIO
      CONNECTICUT             MINNESOTA                OREGON
      FLORIDA                 MISSOURI                 PENNSYLVANIA
      GEORGIA                 NEW JERSEY               VIRGINIA


      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.






THE DATE OF THIS PROSPECTUS IS May 1, 2003

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

INTRODUCTION ................................................................ 2


FUND DESCRIPTIONS............................................................ 3
Tax-Exempt Money Market ..................................................... 3
Insured Intermediate Tax Exempt ............................................. 9
Insured Tax Exempt ..........................................................18
Insured Tax Exempt  II.......................................................27
Single State Insured Tax Free ...............................................36
     Arizona                     Maryland                New York
     California                  Massachusetts           North Carolina
     Colorado                    Michigan                Ohio
     Connecticut                 Minnesota               Oregon
     Florida                     Missouri                Pennsylvania
     Georgia                     New Jersey              Virginia


FUND MANAGEMENT...............................................................68

BUYING AND SELLING SHARES.....................................................69
How and when do the Funds price their shares?.................................69
How do I buy shares?..........................................................69
Which class of shares is best for me?.........................................70
How do I sell shares?.........................................................72
Can I exchange my shares for the shares of other First Investors Funds?.......72

ACCOUNT POLICIES..............................................................73
What about dividends and capital gain distributions?..........................73
What about taxes?.............................................................73
How do I obtain a complete explanation of all account privileges and policies? ...............................................................74

FINANCIAL HIGHLIGHTS..........................................................75
Tax-Exempt Money Market ......................................................76
Insured Intermediate Tax Exempt ..............................................78
Insured Tax Exempt ...........................................................80
Insured Tax Exempt  II .......................................................82
Single State Insured Tax Free ................................................84

     Arizona                     aryland                 New York
     California                  assachusetts            North Carolina
     Colorado                    ichigan                 Ohio
     Connecticut                 innesota                Oregon
     Florida                     issouri                 Pennsylvania
     Georgia                     ew Jersey               Virginia

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------

This prospectus describes the First Investors Funds that invest primarily in tax exempt municipal securities.


Each individual Fund description in this prospectus has an "Overview" that provides a brief explanation of the Fund's objective, its principal investment strategies and primary risks, how it has performed, and its fees and expenses. To help you decide which Funds may be right for you, we have included in each Overview a section offering examples of who should consider buying the Fund. Each Fund description also contains a "Fund in Detail" section with more information on strategies and risks of the Fund.


If you are interested in a municipal bond fund that diversifies its assets nationally among bonds of different states, you should consider Insured Intermediate Tax Exempt, Insured Tax Exempt, or Insured Tax Exempt II.

If you are interested in a municipal bond fund that invests primarily in the bonds of a single state, you should consider one of our 18 single state insured tax exempt funds. Seventeen of these single state insured tax exempt funds are individual funds within the Multi-State Insured Tax Free Fund. The eighteenth is the New York Insured Tax Free Fund.


None of the Funds described in this prospectus pursues a strategy of allocating its assets among stocks, bonds, and money market instruments. For most investors, a complete program should include each of these asset classes. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

--------------------------------------------------------------------------------
FUND DESCRIPTIONS
--------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks to earn a high rate of current income that is exempt from federal income tax, including the Alternative Minimum Tax ("AMT"), consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:


The Fund invests in high-quality, short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. The Fund attempts to limit its investments to instruments which pay interest that is exempt from federal income tax, including the AMT. The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar-weighted average maturity of the entire portfolio, and diversification requirements.


Principal Risks:


While money market funds are designed to be relatively low-risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund, which are common to all similar money market funds:


|X| The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments or a credit downgrade of one of the Fund's investments.

|X| The Fund's NAV could decline (below $1.00 per share) if there is a major change in interest rates.

|X|  The Fund's yield will decline as interest rates decline.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO SHOULD CONSIDER BUYING THE TAX-EXEMPT MONEY MARKET FUND?

The Tax-Exempt Money Market Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile, but also a lower yield than funds which invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

|X| Are seeking income that is exempt from federal income tax, including the AMT, and

|X| Are seeking a conservative investment that provides a high degree of credit quality.

The Tax-Exempt Money Market Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAS THE TAX-EXEMPT MONEY MARKET FUND PERFORMED?



The following information shows how the Fund's performance has varied from year to year. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.



--------------------------------------------------------------------------------

                          TAX-EXEMPT MONEY MARKET FUND
                          [BAR CHART GRAPHIC OMITTED]

1.85%   2.24%   3.24%   2.85%   3.00%   2.77%   2.61%   3.43%   2.17%   0.81%

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 0.91% (FOR THE QUARTER ENDED DECEMBER 31, 2000), AND THE LOWEST QUARTERLY RETURN WAS 0.17% (FOR THE QUARTER ENDED DECEMBER 31, 2002).

--------------------------------------------------------------------------------

The following table shows the average annual total returns for Class A Shares and Class B Shares. The returns are based upon the assumption that dividends and distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)
--------------------------------------------------------------------------------

                                                              CLASS B SHARES
                    1 YEAR       5 YEARS     10 YEARS        (LIFE OF CLASS*)
--------------------------------------------------------------------------------
Class A Shares       0.81%        2.35%        2.49%               N/A
--------------------------------------------------------------------------------
Class B Shares      (3.88)%       1.18%         N/A               1.81%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95.



WHAT ARE THE FEES AND EXPENSES OF THE TAX-EXEMPT MONEY MARKET FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                 CLASS A SHARES  CLASS B SHARES*
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on                None            None
purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                  None           4.00%**
(as a percentage of the lower of purchase price
or redemption price)
--------------------------------------------------------------------------------
*CLASS B SHARES CAN ONLY BE ACQUIRED THROUGH AN EXCHANGE FROM CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHILE AN EXCHANGE WILL BE PROCESSED AT THE RELATIVE NAVS OF THE SHARES INVOLVED, ANY CDSC ON THE SHARES BEING EXCHANGED WILL CARRY OVER TO THE NEW SHARES.

**THE CDSC IS 4.00% IN THE FIRST YEAR AND DECLINES TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------

                                                   Total
                                                  Annual
                          Distribution             Fund
             Management   and Service    Other  Operating    Expense      Net
                Fees     (12B-1) Fees  Expenses  Expenses  Assumptions Expenses
                                          (1)       (2)        (1)        (2)
--------------------------------------------------------------------------------
Class A         0.50%        0.00%       0.42%     0.92%      0.12%      0.80%
Shares
--------------------------------------------------------------------------------
Class B         0.50%        0.75%       0.42%     1.67%      0.12%      1.55%
Shares
--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.30%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO ASSUME OTHER EXPENSES IN EXCESS OF 0.30% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                                  ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                      $82         $281        $498      $1,120
--------------------------------------------------------------------------------
Class B shares                      $558        $815       $1,096     $1,766*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                      $82         $281        $498      $1,120
--------------------------------------------------------------------------------
Class B shares                      $158        $515        $896      $1,766*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE TAX-EXEMPT MONEY MARKET FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income that is exempt from Federal income tax, including the AMT, consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:


The Fund invests in high-quality, short-term municipal securities that are determined by the Fund's Adviser to present minimal credit risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax, including the federal AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The issuer pays a fixed or variable rate of interest and must repay the amount borrowed (the "principal") at maturity.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or, if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

The Fund invests significantly in variable rate demand notes and bonds. These investments may have maturities of more than 397 days, but have demand features, which allow the holder to demand payment of principal, plus accrued interest within a period of 397 days or less. The demand features have the effect of reducing the maturities of the instruments and qualifying them as eligible investments for the Fund. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. While this feature helps protect against a decline in the security's market price when interest rates go up, it lowers the Fund's income when interest rates fall.

The Fund also buys investments backed by credit enhancements, such as letters of credit, which are designed to give additional protection to investors. For example, if an issuer of a note does not have the credit rating usually required by the Fund, another company may use its higher credit rating to back up the credit of the issuer of the note by selling the issuer a letter of credit. A risk of investing in investments backed by a letter of credit is that the company issuing the letter of credit will not be able to fulfill its obligations to the Fund.


In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's cash flow generating capabilities, the issuer's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund may consider the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party. Although the

Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.


Information on the Fund's recent holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 per share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of investing in the Tax-Exempt Money Market Fund:

Credit Risk:

The value of a debt instrument will decline if there is a default by the issuer of the instrument or there is a deterioration in the credit quality of the issuer or a provider of a credit support or a maturity-shortening structure for the instrument. This could cause the Fund's price to decline below $1.00 per share. The amount of information about the financial condition of issuers of tax exempt debt is generally not as extensive as that which is made available by issuers of taxable debt.

Interest Rate Risk:

The Fund's share price could decline below $1.00 per share because of a change in interest rates. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Yield Risk:

The yields received by the Fund on its investments will decline as interest rates decline.

--------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Principal Investment Strategies:


The Fund invests in municipal bonds and other municipal securities, including variable rate and floating rate notes, that pay interest that is exempt from federal income tax and the federal AMT. The Fund invests primarily in municipal bonds, which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund invests primarily in municipal bonds with intermediate maturities. These bonds are generally less volatile but also lower yielding than long-term municipal bonds. Under normal market conditions, the Fund attempts to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund may invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return.

Principal Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates, but are more volatile in price than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline.

To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds, held by the Fund, may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund, or the Fund's share price, both of which will fluctuate.

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED INTERMEDIATE TAX EXEMPT FUND?

The Insured Intermediate Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the AMT, and

|X| Are seeking a higher level of tax exempt income than is available from a tax exempt money market fund and are willing to assume some market volatility to achieve this goal.

The Insured Intermediate Tax Exempt Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAS THE INSURED INTERMEDIATE TAX EXEMPT FUND PERFORMED?


The following information shows you how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------

                      INSURED INTERMEDIATE TAX EXEMPT FUND
                          [BAR CHART GRPAHIC OMITTED]

-2.05%  13.50%   4.07%    7.68%    6.47%     0.51%   10.11%    4.82%   12.67%
 1994    1995    1996     1997     1998      1999     2000      2001    2002

During the periods shown, the highest quarterly return was 5.59% (for the quarter ended September 30, 2002), and the lowest quarterly return was -3.70% (for the quarter ended March 31, 1994).

--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                CLASS A            CLASS B
                        1 YEAR   5 YEARS    (LIFE OF CLASS*)  (LIFE OF CLASS**)
--------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes      6.14%    5.58%          5.54%               N/A
Return After Taxes on    5.68%    5.31%          5.40%               N/A
Distributions
Return After Taxes on    5.23%    5.17%          5.26%               N/A
Distributions and Sale
 of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes      7.80%    5.61%           N/A               6.43%
--------------------------------------------------------------------------------
INDEX
Lehman Brothers
 Municipal Bond Index
 (reflects no deduction
 for fees, expenses or
 taxes)                  9.60%    6.06%          6.27%              7.60%
--------------------------------------------------------------------------------

*CLASS A SHARES COMMENCED OPERATIONS ON 11/22/93. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 11/30/93 TO 12/31/02.

**CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

WHAT ARE THE FEES AND EXPENSES OF THE INSURED INTERMEDIATE TAX EXEMPT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       CLASS A SHARES    CLASS B SHARES
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on              5.75%              None
purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                None*             4.00%**
(as a percentage of the lower of purchase price
or redemption price)
--------------------------------------------------------------------------------
*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
                                               TOTAL
                                               ANNUAL     FEE WAIVER
                    DISTRIBUTION                FUND        AND/OR
        MANAGEMENT   AND SERVICE     OTHER    OPERATING     EXPENSE        NET
           FEES     (12B-1) FEES   EXPENSES   EXPENSES    ASSUMPTIONS   EXPENSES
            (1)                       (2)        (3)      (1),(2),(3)      (3)
--------------------------------------------------------------------------------
Class A
Shares     0.60%        0.25%        0.29%      1.14%        0.29%        0.85%
--------------------------------------------------------------------------------
Class B
Shares     0.60%        1.00%        0.29%      1.89%        0.29%        1.60%

--------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.40%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.50% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.10%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD TO ASSUME OTHER EXPENSES IN EXCESS OF 0.10% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                                  ONE YEAR   THREE YEARS   FIVE YEARS  TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                       $657        $889        $1,140    $1,857
--------------------------------------------------------------------------------
Class B shares                       $563        $866        $1,194    $1,992*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                       $657        $889        $1,140    $1,857
--------------------------------------------------------------------------------
Class B shares                       $163        $566         $994     $1,992*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------
WHAT ARE THE INSURED INTERMEDIATE TAX EXEMPT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico, and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.


All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies, which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.


Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund follows the strategy of investing in intermediate term municipal bonds, which are generally less volatile in price, but offer less yield than longer term bonds. Under normal market conditions, the Fund will attempt to maintain a portfolio with a dollar-weighted average maturity of between three and ten years. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond, but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

In selecting investments, the Fund considers coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.


The Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Fund may also invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return. Derivative securities are instruments that derive their values from other instruments, securities, or indices. Under normal circumstances, the Fund will not invest more than 10% of its net assets in derivative securities.


The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund is so invested, it may not achieve its investment objective. The Fund may at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Insured Intermediate Tax Exempt Fund:

Interest Rate Risk:

The market values of municipal securities are affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields, received by the Fund on some of its investments, will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. As a result of the downturn in the economy, declining tax revenues and other factors, many states and municipalities are now facing financial difficulties that could affect their ability to repay their debts. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the short-term municipal securities that are purchased by the Fund may not be insured. Moreover, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund. A downgrade in an issuer's credit rating or other adverse news about the issuer can reduce the market value of the issuer's securities even if the issuer is not in default. Furthermore, insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds that they insure and not all of the securities held by the Fund are insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly.

Market Risk:

The Fund is subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell due to the lack of a secondary trading market.

--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Principal Investment Strategies:


The Fund invests in municipal bonds and other municipal securities, including variable rate and floating rate notes, that pay interest that is exempt from federal income tax and the federal AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more. The Fund may invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return.

Principal Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates, but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline.

To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds, held by the Fund, may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate.

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED TAX EXEMPT FUND?

The Insured Tax Exempt Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a relatively conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the AMT,

|X| Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

|X|  Have a long-term investment horizon and are able to ride out market cycles.

The Insured Tax Exempt Fund is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.


The Insured Tax Exempt Fund is not accepting purchase orders from new shareholders unless they are investing at least $1,000,000.

HOW HAS THE INSURED TAX EXEMPT FUND PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.



--------------------------------------------------------------------------------
                            INSURED TAX EXEMPT FUND
                          [BAR CHART GRPAHIC OMITTED]


9.88%  -5.61%  16.01%   2.81%   8.27%   5.62%   -3.63%   11.93%   3.51%   10.10%

1993    1994    1995    1996    1997    1998     1999     2000    2001     2002


During the periods shown, the highest quarterly return was 6.44% (for the quarter ended March 31,1995) and the lowest quarterly return was -5.43% (for the quarter ended March 31, 1994).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                   CLASS A          CLASS B
                            1 YEAR    5 YEARS    (10 YEARS)     (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes         3.76%      4.11%        5.06%             N/A
Return After Taxes on       3.27%      3.98%        4.95%             N/A
Distributions
Return After Taxes on       4.38%      4.16%        4.98%             N/A
Distributions and
 Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes         5.36%      4.26%         N/A             5.83%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers
 Municipal Bond
 Index (reflects no
 deduction for fees,
 expenses or taxes)         9.60%      6.06%        6.70%            7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

WHAT ARE THE FEES AND EXPENSES OF THE INSURED TAX EXEMPT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES                               CLASS A SHARES    CLASS B SHARES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on             5.75%              None
purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)               None*             4.00%**
(as a percentage of the lower of purchase price
or redemption price)
--------------------------------------------------------------------------------
*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                                TOTAL
                                                ANNUAL     FEE WAIVER
                    DISTRIBUTION                 FUND        AND/OR
        MANAGEMENT   AND SERVICE      OTHER    OPERATING     EXPENSE       NET
           FEES     (12B-1) FEES    EXPENSES   EXPENSES    ASSUMPTIONS  EXPENSES
            (1)                                   (2)       (1), (2)       (2)
--------------------------------------------------------------------------------
Class A
Shares     0.71%        0.27%         0.12%      1.10%        0.09%       1.01%
--------------------------------------------------------------------------------
Class B
Shares     0.71%        1.00%         0.12%      1.83%        0.09%       1.74%
--------------------------------------------------------------------------------
(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.63%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.62% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                                  ONE YEAR   THREE YEARS   FIVE YEARS  TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                      $672         $896        $1,138     $1,831
--------------------------------------------------------------------------------
Class B shares                      $577         $867        $1,182     $1,949*
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
Class A shares                      $672         $896        $1,138     $1,831
--------------------------------------------------------------------------------
Class B shares                      $177         $567         $982      $1,949*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGH-T YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INSURED TAX EXEMPT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, their agencies and authorities, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price, but offer more yield than short- or intermediate- term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond, but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Fund may also invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return. Derivative securities are instruments that derive their values from other instruments, securities, or indices. Under normal circumstances, the Fund will not invest more than 10% of its net assets in derivative securities.


In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund is so invested, it may not achieve its investment objective.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Insured Tax Exempt Fund:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields, received by the Fund on some of its investments, will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. As a result of the downturn in the economy, declining tax revenues and other factors, many states and municipalities are now facing financial difficulties that could affect their ability to repay their debts. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the short-term municipal securities that are purchased by the Fund may not be insured. Moreover, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund. A downgrade in an issuer's credit rating or other adverse news about the issuer can reduce the market value of the issuer's securities even if the issuer is not in default. Furthermore, insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds that they insure and not all of the securities held by the Fund are insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly.

Market Risk:

The Fund is subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell due to the lack of a secondary trading market.

--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND II
--------------------------------------------------------------------------------

OVERVIEW

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Principal Investment Strategies:


The Fund invests in municipal bonds and other municipal securities, including variable rate and floating rate notes, that pay interest that is exempt from federal income tax and the federal AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more. The Fund may invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return.


Principal Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates, but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline.

To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds, held by the Fund, may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate.

Investments in derivate securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED TAX EXEMPT FUND II?

The Insured Tax Exempt Fund II may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a relatively conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the AMT,

|X| Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

|X|  Have a long-term investment horizon and are able to ride out market cycles.

The Insured Tax Exempt Fund II is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAS THE INSURED TAX EXEMPT FUND II PERFORMED?


The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


Prior to December 18, 2000, the Fund was named the Executive Investors Insured Tax Exempt Fund and had only one undesignated class of shares. The Fund now has two classes of shares: Class A and Class B shares. The original Insured Tax Exempt Fund shares are designated as Class A shares. The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


--------------------------------------------------------------------------------
                             INSURED TAX EXEMPT II
                          [BAR CHART GRAPHIC OMITTED]

15.74%  -3.95%  20.53%   4.11%  10.30%   7.39%  -1.92%  13.50%   5.43%  12.34%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 8.06% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.64% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                   CLASS A          CLASS B
                           1 YEAR     5 YEARS     (10 YEARS)    (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes        5.91%       5.94%          7.46%            N/A
Return After Taxes on      5.42%       5.44%          6.98%            N/A
Distributions
Return After Taxes on      5.22%       5.39%          6.78%            N/A
Distributions and Sale
of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes        7.49%        N/A            N/A            6.95%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers
Municipal Bond Index
 (reflects no deduction
 for fees, expenses or
 taxes)                    9.60%       6.06%          6.70%           7.34%
--------------------------------------------------------------------------------

*CLASS B SHARES COMMENCED OPERATIONS ON 12/18/00. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/00 TO 12/31/02.

WHAT ARE THE FEES AND EXPENSES OF THE INSURED TAX EXEMPT FUND II?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------
SHAREHOLDER FEES                                 CLASS A SHARES   CLASS B SHARES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on               5.75%             None
purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)                 None*            4.00%**
(as a percentage of the lower of purchase
price or redemption price)
--------------------------------------------------------------------------------
*A CDSC OF 1% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------
                                               TOTAL
                                              ANNUAL      FEE WAIVER
                   DISTRIBUTION                FUND         AND/OR
        MANAGEMENT AND SERVICE     OTHER    OPERATING      EXPENSE        NET
           FEES    (12B-1) FEES   EXPENSES   EXPENSES     ASSUMPTIONS   EXPENSES
            (1)                      (2)        (3)      (1), (2), (3)     (3)
--------------------------------------------------------------------------------
Class A
Shares     1.00%       0.25%        0.22%      1.47%         0.47%        1.00
--------------------------------------------------------------------------------
Class B
Shares     1.00%       1.00%        0.22%      2.22%         0.47%        1.75
--------------------------------------------------------------------------------
(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.15%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD TO ASSUME OTHER EXPENSES IN EXCESS OF 0.15% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                              ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
Class A shares                  $671          $970         $1,289      $2,193
--------------------------------------------------------------------------------
Class B shares                  $578          $949         $1,347      $2,328*
--------------------------------------------------------------------------------
If you do not redeem
your shares:
--------------------------------------------------------------------------------
Class A shares                  $671          $970         $1,289      $2,193
--------------------------------------------------------------------------------
Class B shares                  $178          $649         $1,147      $2,328*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUND IN DETAIL
--------------------------------------------------------------------------------

WHAT ARE THE INSURED TAX EXEMPT FUND II'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:


Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, their agencies and authorities, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies, which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.


Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.


The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price, but offer more yield than short- or intermediate-term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond, but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Fund may also invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return. Derivative securities are instruments that derive their value from other instruments, securities, or indices. Under normal circumstances, the Fund will not invest more than 10% of its net assets in derivative securities.


In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund is so invested, it may not achieve its investment objective. The Fund may at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Insured Tax Exempt Fund II:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields, received by the Fund on some of its investments, will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. As a result of the downturn in the economy, declining tax revenues and other factors, many states and municipalities are now facing financial difficulties that could affect their ability to repay their debts. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the short-term municipal securities that are purchased by the Fund may not be insured. Moreover, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund. A downgrade in an issuer's credit rating or other adverse news about the issuer can reduce the market value of the issuer's securities even if the issuer is not in default. Furthermore, insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds that they insure and not all of the securities held by the Fund are insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly.

Market Risk:

The Fund is subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell due to the lack of a secondary trading market.

--------------------------------------------------------------------------------
SINGLE STATE INSURED TAX FREE FUNDS
--------------------------------------------------------------------------------

OVERVIEW

Objectives:

The New York Insured Tax Free Fund ("New York Fund") and each Fund of the Multi-State Insured Tax Free Fund (collectively with the New York Fund, the "Single State Insured Tax Free Funds" or "Funds") seek a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Principal Investment Strategies:


Each Fund invests in municipal bonds and other municipal securities, including variable rate and floating rate notes, that pay interest that is exempt from federal income tax, the federal AMT, and any applicable income tax for individual residents of a particular state. Each Fund generally concentrates its investments in municipal bonds issued by a single state. For example, the New York Fund generally invests in New York municipal securities, the New Jersey Fund generally invests in New Jersey municipal securities, and so on. Each Fund, other than the Minnesota Fund, may also invest significantly in municipal securities that are issued by U.S. commonwealths, possessions or territories such as Puerto Rico, if the interest produced is exempt from state income taxes for residents of the particular state. Under normal circumstances, the Minnesota Fund will invest only in Minnesota obligations. The Florida Fund invests only in municipal bonds that are not subject to the Florida intangible personal property tax (which may include municipal securities issued by U.S. commonwealths, possessions or territories). The Funds primarily invest in municipal bonds which are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Funds generally invest in long-term bonds with maturities of fifteen years or more. Each of the Funds may invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return.

Principal Risks:

The most significant risk of investing in the Funds is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, they tend to decline in price, and when interest rates fall, they tend to increase in price. In general, bonds with longer maturities pay higher interest rates, but are more volatile than shorter term bonds. When interest rates decline, the interest income received by the Fund may also decline.

Since each Fund invests primarily in the municipal securities of a particular state, its performance is affected by local, state and regional factors. This is called concentration risk.

An investment in any of the Funds is also subject to credit risk. This is the risk that the issuer of the bonds may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Funds invest in municipal bonds that are insured against credit risk, the insurance does not eliminate this risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Funds are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Funds, or their share prices, both of which will fluctuate.

Investments in derivative securities can increase the volatility of each Fund's share price and expose each Fund to significant additional costs and potential investment losses.


Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING A SINGLE STATE INSURED TAX FREE FUND?

A Single State Insured Tax Free Fund may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a relatively conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the federal AMT, and from state income tax for individual residents of a particular state,

|X| Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility, and

|X|  Have a long-term investment horizon and are able to ride out market cycles.

The Single State Insured Tax Free Funds are generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

HOW HAVE THE SINGLE STATE INSURED TAX FREE FUNDS PERFORMED?


The following information shows how each Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in each of the Funds. A Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar charts presented show the performance of each Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). Each Fund also has Class B shares. The performances of Class B shares differ from the performances of Class A shares only to the extent that they do not have the same expenses. The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The following tables show the average annual total returns for each Fund's Class A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

--------------------------------------------------------------------------------

                                     ARIZONA
                          [BAR CHART GRAPHIC OMITTED]


14.87%  -5.63%  18.41%   3.69%   9.28%   6.17%  -1.88%  10.89%   4.56%  10.12%

1993     1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 8.03% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -6.24% (FOR THE QUARTER ENDED MARCH 31, 1994).

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                               1 YEAR    5 YEARS   CLASS A          CLASS B
                                                  (10 YEARS)    (LIFE OF CLASS*)
--------------------------------------------------------------------------------

CLASS A SHARES

Return Before Taxes             3.81%     4.63%      6.19%          N/A
Return After Taxes on           3.63%     4.59%      6.16%          N/A
Distributions
Return After Taxes on           4.10%     4.62%      5.99%          N/A
Distributions and Sale
of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.34%     4.73%      N/A            6.55%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%     6.06%      6.70%          7.60%

--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 to 12/31/02.

--------------------------------------------------------------------------------


                                   CALIFORNIA
                          [BAR CHART GRAPHIC OMITTED]


13.21%  -6.10%  18.16%   3.91%   9.66%   6.31%  -2.88%  13.56%   3.78%  10.53%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.28% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.57% (FOR THE QUARTER ENDED MARCH 31, 1994).


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                               1 YEAR    5 YEARS     CLASS A        CLASS B
                                                   (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.21%     4.86%      6.14%           N/A
Return After Taxes on           4.02%     4.65%      5.89%           N/A
Distributions
Return After Taxes on           4.33%     4.72%      5.81%           N/A
Distributions and Sale
of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.67%     4.95%       N/A           6.74%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees, expenses   9.60%     6.06%       6.70%         7.60%
 or taxes)

--------------------------------------------------------------------------------

*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 to 12/31/02.

--------------------------------------------------------------------------------

                                    COLORADO
                          [BAR CHART GRAPHIC OMITTED]

14.14%  -5.77%  18.25%   4.57%   9.37%   6.27%  -2.15%  11.71%   5.24%  10.76%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.79% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -6.51% (FOR THE QUARTER ENDED MARCH 31, 1994).
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                    CLASS A         CLASS B
                               1 YEAR    5 YEARS  (10 YEARS)    (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.43%     5.00%     6.38%           N/A
Return After Taxes on           4.30%     4.97%     6.37%           N/A
Distributions
Return After Taxes on           4.47%     4.93%     6.16%           N/A
Distributions and Sale
of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.89%     5.11%      N/A           6.91%
--------------------------------------------------------------------------------

INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees, expenses
 or taxes)                      9.60%     6.06%     6.70%          7.60%
--------------------------------------------------------------------------------

*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------

                                  CONNECTICUT
                          [BAR CHART GRAPHIC OMITTED]


14.10%  -6.75%  17.18%   3.37%   8.77%   6.15%  -1.93%  10.45%   4.26%   9.86%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002



DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.41% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -6.33% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)
--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes            3.52%      4.43%        5.69%        N/A
Return After Taxes             3.32%      4.38%        5.66%        N/A
on Distributions
Return After Taxes             3.99%      4.43%        5.53%        N/A
on Distributions
and Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes            5.09%      4.50%        N/A          6.21%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers
 Municipal Bond Index
 (reflects no deduction
 for fees, expenses or
 taxes)                        9.60%      6.06%        6.70%        7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                     FLORIDA
                          [BAR CHART GRAPHIC OMITTED]


14.19%  -5.39%  18.77%   3.34%   9.18%   6.09%  -2.93%  11.61%   4.25%  10.48%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002




DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.39% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.76% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.09%     4.53%       6.09%         N/A
Return After Taxes              3.83%     4.34%       5.97%         N/A
on Distributions
Return After Taxes              4.30%     4.46%       5.84%         N/A
on Distributions
and Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.72%     4.61%       N/A           6.53%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers
 Municipal Bond Index
 (reflects no deduction
 for fees, expenses or
 taxes)                         9.60%     6.06%       6.70%         7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                     GEORGIA
                          [BAR CHART GRAPHIC OMITTED]


15.16%  -4.59%  18.40%   3.94%  10.00%   6.08%  -3.04%  13.61%   4.52%  10.84%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002




DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.19% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.48% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.43%      5.00%      6.60%          N/A
Return After Taxes              4.19%      4.95%      6.58%          N/A
on Distributions
Return After Taxes              4.58%      4.91%      6.34%          N/A
on Distributions and Sale
of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             6.00%      5.10%      N/A            6.91%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees, expenses
 or taxes)                      9.60%      6.06%      6.70%          7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                    MARYLAND
                          [BAR CHART GRAPHIC OMITTED]


14.62%  -5.59%  17.50%   3.33%   9.59%   6.38%  -2.54%  12.05%   3.95%  10.10%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002




DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.02% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.79% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes            3.75%      4.61%       6.08%         N/A
Return After Taxes             3.70%      4.60%       6.06%         N/A
on Distributions
Return After Taxes             3.89%      4.58%       5.88%         N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes            5.25%      4.70%       N/A           6.49%

--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)            9.60%      6.06%       6.70%         7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                  MASSACHUSETTS
                          [BAR CHART GRAPHIC OMITTED]


11.93%  -5.30%  17.07%   2.99%   8.27%   5.33%  -2.39%  11.83%   4.15%  10.26%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 6.54% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -4.80% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             3.90%      4.48%      5.59%        N/A
Return After Taxes              3.65%      4.32%      5.44%        N/A
on Distributions
Return After Taxes              4.24%      4.45%      5.42%        N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.49%      4.58%      N/A          6.13%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%      6.06%      6.70%        7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                    MICHIGAN
                          [BAR CHART GRAPHIC OMITTED]


14.49%  -6.36%  17.47%   3.37%   9.37%   5.60%  -2.63%  10.96%   3.89%   9.93%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002




DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.48% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.94% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             3.61%     4.19%       5.74%          N/A
Return After Taxes              3.19%     4.03%       5.63%          N/A
on Distributions
Return After Taxes              4.22%     4.21%       5.57%          N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.05%     4.27%       N/A            6.16%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%     6.06%       6.70%          7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                   MINNESOTA
                          [BAR CHART GRAPHIC OMITTED]


11.30%  -5.93%  15.68%   3.47%   8.57%   6.23%  -1.65%  11.08%   4.47%   9.57%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 6.88% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.56% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             3.30%      4.60%      5.47%          N/A
Return After Taxes              3.30%      4.60%      5.44%          N/A
on Distributions
Return After Taxes              3.70%      4.63%      5.38%          N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             4.71%      4.69%      N/A            6.17%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%      6.06%      6.70%          7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                    MISSOURI
                          [BAR CHART GRAPHIC OMITTED]


14.21%  -6.20%  18.55%   3.84%   9.44%   6.59%  -2.02%  12.21%   4.17%  11.16%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.76% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -6.36% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.78%      5.04%      6.32%          N/A
Return After Taxes              4.78%      5.04%      6.32%          N/A
on Distributions
Return After Taxes              4.57%      4.96%      6.11%          N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             6.36%      5.15%      N/A            6.87%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%      6.06%      6.70%          7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                   NEW JERSEY
                          [BAR CHART GRAPHIC OMITTED]


13.09%  -5.91%  16.41%   3.09%   8.36%   5.84%  -2.05%  10.41%   4.06%   9.72%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 6.78% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.36% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             3.41%      4.26%       5.48%         N/A
Return After Taxes              3.02%      4.11%       5.33%         N/A
on Distributions
Return After Taxes              4.05%      4.27%       5.31%         N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             4.88%      4.34%       N/A           5.91%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%      6.06%       6.70%         7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------


                                    NEW YORK
                          [BAR CHART GRAPHIC OMITTED]


 9.82%  -5.03%  15.45%   2.95%   7.82%   5.59%  -3.67%  12.41%   3.14%  10.45%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 6.62% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -4.28% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.11%     4.18%        5.08%        N/A
Return After Taxes              3.55%     4.02%        4.91%        N/A
on Distributions
Return After Taxes              4.61%     4.19%        4.95%        N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.59%     4.34%        N/A          5.77%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%     6.06%        6.70%        7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------
                                 NORTH CAROLINA
                           [BAR CHART GRAPHIC OMITTED]


13.98%  -6.45%  18.72%   3.68%   9.56%   6.72%  -2.35%  12.45%   3.94%  10.58%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.85% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -6.89% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.22%      4.89%      6.20%        N/A
Return After Taxes              4.22%      4.89%      6.19%        N/A
on Distributions
Return After Taxes              4.15%      4.80%      5.97%        N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.78%      4.98%      N/A          6.80%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%      6.06%      6.70%        7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------

                                      OHIO
                           [BAR CHART GRAPHIC OMITTED]


13.12%  -5.91%  17.34%   4.23%   8.64%   5.26%  -1.77%  11.32%   4.05%  10.79%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.29% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.77% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.41%      4.57%       5.87%        N/A
Return After Taxes              4.07%      4.35%       5.71%        N/A
on Distributions
Return After Taxes              4.56%      4.48%       5.65%        N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.95%      4.68%       N/A          6.40%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%      6.06%       6.70%        7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------

                                     OREGON
                           [BAR CHART GRAPHIC OMITTED]


13.13%  -6.65%  17.99%   3.68%   9.97%   6.29%  -1.95%  11.04%   4.05%  10.04%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.62% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -6.85% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             3.69%      4.54%      5.90%          N/A
Return After Taxes              3.69%      4.54%      5.90%          N/A
on Distributions
Return After Taxes              3.86%      4.51%      5.72%          N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.16%      4.64%      N/A            6.55%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees, expenses
 or taxes)                      9.60%      6.06%      6.70%          7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------

                                  PENNSYLVANIA
                           [BAR CHART GRAPHIC OMITTED]


14.28%  -6.31%  18.29%   3.39%   9.14%   5.23%  -2.24%  11.29%   4.47%  10.72%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.78% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.90% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------
CLASS A SHARES

Return Before Taxes             4.32%     4.54%        5.96%         N/A
Return After Taxes              4.13%     4.39%        5.80%         N/A
on Distributions
Return After Taxes              4.39%     4.48%        5.70%         N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.95%     4.63%        N/A           6.47%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%     6.06%        6.70%         7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

--------------------------------------------------------------------------------

                                    VIRGINIA
                           [BAR CHART GRAPHIC OMITTED]


12.94%  -5.97%  17.42%   3.47%   9.03%   5.69%  -2.62%  11.46%   4.04%  10.14%

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 7.01% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.89% (FOR THE QUARTER ENDED MARCH 31, 1994).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

--------------------------------------------------------------------------------
                                                     CLASS A        CLASS B
                               1 YEAR    5 YEARS    (10 YEARS)  (LIFE OF CLASS*)
--------------------------------------------------------------------------------

CLASS A SHARES

Return Before Taxes             3.84%      4.37%       5.71%         N/A
Return After Taxes              3.71%      4.28%       5.61%         N/A
on Distributions
Return After Taxes              4.00%      4.36%       5.51%         N/A
on Distributions and
Sale of Fund Shares
--------------------------------------------------------------------------------
CLASS B SHARES

Return Before Taxes             5.21%      4.44%       N/A           6.24%
--------------------------------------------------------------------------------
INDEX

Lehman Brothers Municipal
 Bond Index (reflects no
 deduction for fees,
 expenses or taxes)             9.60%      6.06%       6.70%         7.60%
--------------------------------------------------------------------------------
*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE INDEX IS FOR THE PERIOD 12/31/94 TO 12/31/02.

WHAT ARE THE FEES AND EXPENSES OF THE SINGLE STATE INSURED TAX FREE FUNDS?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     CLASS A SHARES     CLASS B SHARES

Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)      5.75%              None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                         None*              4.00%**
--------------------------------------------------------------------------------
*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.


Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
---------------------------------------------------------------------------------------
                                                  TOTAL ANNUAL  FEE WAIVER
                             DISTRIBUTION             FUND        AND/OR
                  MANAGEMENT  AND SERVICE   OTHER  OPERATING      EXPENSE       NET
                     FEES       (12b-1)   EXPENSES  EXPENSES    ASSUMPTIONS  EXPENSES
                     (1)         FEES       (2)        (3)      (1),(2),(3)    (3)
---------------------------------------------------------------------------------------
ARIZONA FUND

Class A Shares      0.75%        0.25%      0.17%     1.17%        0.42%      0.75%
Class B Shares      0.75%        1.00%      0.17%     1.92%        0.42%      1.50%
---------------------------------------------------------------------------------------
CALIFORNIA FUND

Class A Shares      0.75%        0.25%      0.16%     1.16%        0.41%      0.75%
Class B Shares      0.75%        1.00%      0.16%     1.91%        0.41%      1.50%
---------------------------------------------------------------------------------------
COLORADO FUND

Class A Shares      0.75%        0.25%      0.27%     1.27%        0.67%      0.60%
Class B Shares      0.75%        1.00%      0.27%     2.02%        0.67%      1.35%
---------------------------------------------------------------------------------------
CONNECTICUT FUND

Class A Shares      0.75%        0.25%      0.20%     1.20%        0.35%      0.85%
Class B Shares      0.75%        1.00%      0.20%     1.95%        0.35%      1.60%
---------------------------------------------------------------------------------------
FLORIDA FUND

Class A Shares      0.75%        0.25%      0.18%     1.18%        0.33%      0.85%
Class B Shares      0.75%        1.00%      0.18%     1.93%        0.33%      1.60%
---------------------------------------------------------------------------------------
GEORGIA FUND

Class A Shares      0.75%        0.25%      0.25%     1.25%        0.65%      0.60%
Class B Shares      0.75%        1.00%      0.25%     2.00%        0.65%      1.35%
---------------------------------------------------------------------------------------
MARYLAND FUND

Class A Shares      0.75%        0.25%      0.17%     1.17%        0.32%      0.85%
Class B Shares      0.75%        1.00%      0.17%     1.92%        0.32%      1.60%
---------------------------------------------------------------------------------------
MASSACHUSETTS FUND

Class A Shares      0.75%        0.25%      0.18%     1.18%        0.33%      0.85%
Class B Shares      0.75%        1.00%      0.18%     1.93%        0.33%      1.60%
---------------------------------------------------------------------------------------
MICHIGAN FUND

Class A Shares      0.75%        0.25%      0.17%     1.17%       0.25%       0.92%
Class B Shares      0.75%        1.00%      0.17%     1.92%       0.25%       1.67%
---------------------------------------------------------------------------------------
MINNESOTA FUND

Class A Shares      0.75%        0.25%      0.26%     1.26%       0.66%       0.60%
Class B Shares      0.75%        1.00%      0.26%     2.01%       0.66%       1.35%
---------------------------------------------------------------------------------------
MISSOURI FUND

Class A Shares      0.75%        0.25%      0.31%     1.31%       0.71%       0.60%
Class B Shares      0.75%        1.00%      0.31%     2.06%       0.71%       1.35%
---------------------------------------------------------------------------------------
NEW JERSEY FUND

Class A Shares      0.75%        0.25%      0.16%     1.16%       0.20%       0.96%
Class B Shares      0.75%        1.00%      0.16%     1.91%       0.20%       1.71%
---------------------------------------------------------------------------------------
NEW YORK FUND

Class A Shares      0.75%        0.25%      0.14%     1.14%       0.15%       0.99%
Class B Shares      0.75%        1.00%      0.14%     1.89%       0.15%       1.74%
---------------------------------------------------------------------------------------


                                       59

---------------------------------------------------------------------------------------
                                                  TOTAL ANNUAL  FEE WAIVER
                             DISTRIBUTION             FUND        AND/OR
                  MANAGEMENT  AND SERVICE   OTHER  OPERATING      EXPENSE       NET
                     FEES       (12b-1)   EXPENSES  EXPENSES    ASSUMPTIONS  EXPENSES
                     (1)         FEES       (2)        (3)      (1),(2),(3)    (3)
---------------------------------------------------------------------------------------
NORTH CAROLINA FUND

Class A Shares      0.75%        0.25%      0.23%     1.23%       0.48%       0.75%
Class B Shares      0.75%        1.00%      0.23%     1.98%       0.48%       1.50%
---------------------------------------------------------------------------------------

OHIO FUND
Class A Shares      0.75%        0.25%      0.19%     1.19%       0.44%       0.75%
Class B Shares      0.75%        1.00%      0.19%     1.94%       0.44%       1.50%
---------------------------------------------------------------------------------------
OREGON FUND

Class A Shares      0.75%        0.25%      0.21%     1.21%       0.46%       0.75%
Class B Shares      0.75%        1.00%      0.21%     1.96%       0.46%       1.50%
---------------------------------------------------------------------------------------
PENNSYLVANIA FUND

Class A Shares      0.75%        0.25%      0.16%     1.16%       0.25%       0.91%
Class B Shares      0.75%        1.00%      0.16%     1.91%       0.25%       1.66%
---------------------------------------------------------------------------------------
VIRGINIA FUND

Class A Shares      0.75%        0.25%      0.17%     1.17%       0.25%       0.92%
Class B Shares      0.75%        1.00%      0.17%     1.92%       0.25%       1.67%
---------------------------------------------------------------------------------------

(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER WAIVED MANAGEMENT
FEES IN EXCESS OF: 0.40% FOR ARIZONA FUND; 0.40% FOR CALIFORNIA FUND; 0.25% FOR
COLORADO FUND; 0.45% FOR CONNECTICUT FUND; 0.50% FOR FLORIDA FUND; 0.25% FOR
GEORGIA FUND; 0.40% FOR MARYLAND FUND; 0.45% FOR MASSACHUSETTS FUND; 0.50% FOR
MICHIGAN FUND; 0.25% FOR MINNESOTA FUND; 0.25% FOR MISSOURI FUND; 0.55% FOR NEW
JERSEY FUND; 0.60% FOR NEW YORK FUND; 0.40% FOR NORTH CAROLINA FUND; 0.40% FOR
OHIO FUND; 0.40% FOR OREGON FUND; 0.50% FOR PENNSYLVANIA FUND; AND 0.50% FOR
VIRGINIA FUND.

THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES
("BOARD") TO WAIVE MANAGEMENT FEES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003
IN EXCESS OF: 0.40% FOR ARIZONA FUND; 0.40% FOR CALIFORNIA FUND; 0.25% FOR
COLORADO FUND; 0.50% FOR CONNECTICUT FUND; 0.50% FOR FLORIDA FUND; 0.25% FOR
GEORGIA FUND; 0.50% FOR MARYLAND FUND; 0.50% FOR MASSACHUSETTS FUND; 0.50% FOR
MICHIGAN FUND; 0.25% FOR MINNESOTA FUND; 0.25% FOR MISSOURI FUND; 0.55% FOR NEW
JERSEY FUND; 0.60% FOR NEW YORK FUND; 0.40% FOR NORTH CAROLINA FUND; 0.40% FOR
OHIO FUND; 0.40% FOR OREGON FUND; 0.50% FOR PENNSYLVANIA FUND; AND 0.50% FOR
VIRGINIA FUND.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER ASSUMED OTHER
EXPENSES IN EXCESS OF: 0.10% FOR ARIZONA FUND; 0.10% FOR CALIFORNIA FUND; 0.10
FOR THE COLORADO FUND; 0.10% FOR CONNECTICUT FUND; 0.10% FOR FLORIDA FUND; 0.10%
FOR THE GEORGIA FUND; 0.10% FOR MARYLAND FUND; 0.10% FOR MASSACHUSETTS
FUND;0.10% FOR MINNESOTA FUND; 0.10% FOR MISSOURI FUND; 0.10% FOR NORTH CAROLINA
FUND; 0.10% FOR OHIO FUND; 0.10% FOR OREGON FUND; AND 0.10% FOR VIRGINIA FUND.

THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD TO ASSUME THE OTHER
EXPENSES FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003 IN EXCESS OF: 0.10% FOR
ARIZONA FUND; 0.10% FOR CALIFORNIA FUND; 0.10% FOR COLORADO FUND; 0.10% FOR
CONNECTICUT FUND; 0.10% FOR FLORIDA FUND; 0.10% FOR GEORGIA FUND; 0.10% FOR
MARYLAND FUND; 0.10% FOR MASSACHUSETTS FUND; 0.10% FOR MINNESOTA FUND; 0.10% FOR
MISSOURI FUND; 0.10% FOR NORTH CAROLINA FUND; 0.10% FOR OHIO FUND AND 0.10% FOR
OREGON FUND.

(3) EACH FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S
CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS
CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND
OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in a Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in a Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) a Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


--------------------------------------------------------------------------------
                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
If you redeem your shares:
--------------------------------------------------------------------------------
ARIZONA FUND

Class A shares                   $647        $886          $1,143     $1,878
Class B shares                   $553        $862          $1,198     $2,014*
--------------------------------------------------------------------------------
CALIFORNIA FUND

Class A shares                   $647        $884          $1,139     $1,869
Class B shares                   $553        $860          $1,194     $2,004*
--------------------------------------------------------------------------------
COLORADO FUND

Class A shares                   $633        $892          $1,171     $1,965
Class B shares                   $537        $869          $1,226     $2,100*
--------------------------------------------------------------------------------
CONNECTICUT FUND

Class A shares                   $657        $901          $1,165     $1,917
Class B shares                   $563        $878          $1,220     $2,052*
--------------------------------------------------------------------------------
FLORIDA FUND

Class A shares                   $657        $897          $1,157     $1,897
Class B shares                   $563        $874          $1,211     $2,032*
--------------------------------------------------------------------------------
GEORGIA FUND

Class A shares                   $633        $888          $1,163     $1,945
Class B shares                   $537        $865          $1,218     $2,080*
--------------------------------------------------------------------------------
MARYLAND FUND

Class A shares                   $657        $895          $1,153     $1,887
Class B shares                   $563        $872          $1,207     $2,022*
--------------------------------------------------------------------------------
MASSACHUSETTS FUND

Class A shares                   $657        $897          $1,157     $1,897
Class B shares                   $563        $874          $1,211     $2,032*
--------------------------------------------------------------------------------
MICHIGAN FUND

Class A shares                   $663        $902          $1,159     $1,893
Class B shares                   $570        $879          $1,214     $2,028*
--------------------------------------------------------------------------------
MINNESOTA FUND

Class A shares                   $633        $890          $1,167     $1,955
Class B shares                   $537        $867          $1,222     $2,090*
--------------------------------------------------------------------------------
MISSOURI FUND

Class A shares                   $633        $900          $1,188     $2,005
Class B shares                   $537        $877          $1,243     $2,140*
--------------------------------------------------------------------------------
NEW JERSEY FUND

Class A shares                   $667        $904          $1,158     $1,886
Class B shares                   $574        $881          $1,213     $2,021*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ONE YEAR   THREE YEARS   FIVE TEN   YEARS YEARS
--------------------------------------------------------------------------------
NEW YORK FUND

Class A shares                   $670         $902         $1,153     $1,869
Class B shares                   $577         $879         $1,207     $2,004*
--------------------------------------------------------------------------------
NORTH CAROLINA FUND

Class A shares                   $647         $898         $1,168     $1,938
Class B shares                   $553         $875         $1,223     $2,073*
--------------------------------------------------------------------------------
OHIO FUND

Class A shares                   $647         $890         $1,152     $1,898
Class B shares                   $553         $867         $1,206     $2,033*
--------------------------------------------------------------------------------
OREGON FUND

Class A shares                   $647         $894         $1,160     $1,918
Class B shares                   $553         $871         $1,215     $2,053*
--------------------------------------------------------------------------------
PENNSYLVANIA FUND

Class A shares                   $663         $899         $1,154     $1,882
Class B shares                   $569         $876         $1,208     $2,017*
--------------------------------------------------------------------------------
VIRGINIA FUND

Class A shares                   $663         $902         $1,159     $1,893
Class B shares                   $570         $879         $1,214     $2,028*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
ARIZONA FUND

Class A shares                   $647         $886          $1,143    $1,878
Class B shares                   $153         $562           $998     $2,014*
--------------------------------------------------------------------------------
CALIFORNIA FUND

Class A shares                   $647         $884          $1,139    $1,869
Class B shares                   $153         $560           $994     $2,004*
--------------------------------------------------------------------------------
COLORADO FUND

Class A shares                   $633         $892          $1,171    $1,965
Class B shares                   $137         $569          $1,026    $2,100*
--------------------------------------------------------------------------------
CONNECTICUT FUND

Class A shares                   $657         $901          $1,165    $1,917
Class B shares                   $163         $578          $1,020    $2,052*
--------------------------------------------------------------------------------
FLORIDA FUND

Class A shares                   $657         $897          $1,157    $1,897
Class B shares                   $163         $574          $1,011    $2,032*
--------------------------------------------------------------------------------
GEORGIA FUND

Class A shares                   $633         $888          $1,163    $1,945
Class B shares                   $137         $565          $1,018    $2,080*
--------------------------------------------------------------------------------
MARYLAND FUND

Class A shares                   $657         $895          $1,153    $1,887
Class B shares                   $163         $572          $1,007    $2,022*
--------------------------------------------------------------------------------
MASSACHUSETTS FUND

Class A shares                   $657         $897          $1,157    $1,897
Class B shares                   $163         $574          $1,011    $2,032*
--------------------------------------------------------------------------------
MICHIGAN FUND

Class A shares                   $663         $902          $1,159    $1,893
Class B shares                   $170         $579          $1,014    $2,028*
--------------------------------------------------------------------------------
MINNESOTA FUND

Class A shares                   $633         $890          $1,167    $1,955
Class B shares                   $137         $567          $1,022    $2,090*
--------------------------------------------------------------------------------
MISSOURI FUND

Class A shares                   $633         $900          $1,188    $2,005
Class B shares                   $137         $577          $1,043    $2,140*
--------------------------------------------------------------------------------
NEW JERSEY FUND

Class A shares                   $667         $904          $1,158    $1,886
Class B shares                   $174         $581          $1,013    $2,021*
--------------------------------------------------------------------------------
NEW YORK FUND

Class A shares                   $670         $902          $1,153    $1,869
Class B shares                   $177         $579          $1,007    $2,004*
--------------------------------------------------------------------------------
NORTH CAROLINA FUND

Class A shares                   $647         $898          $1,168    $1,938
Class B shares                   $153         $575          $1,023    $2,073*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
If you do not redeem your shares:
--------------------------------------------------------------------------------
OHIO FUND

Class A shares                   $647         $890          $1,152    $1,898
Class B shares                   $153         $567          $1,006    $2,033*
--------------------------------------------------------------------------------
OREGON FUND

Class A shares                  $647          $894          $1,160    $1,918
Class B shares                  $153          $571          $1,015    $2,053*
--------------------------------------------------------------------------------
PENNSYLVANIA FUND

Class A shares                  $663          $899          $1,154    $1,882
Class B shares                  $169          $576          $1,008    $2,017*
--------------------------------------------------------------------------------
VIRGINIA FUND

Class A shares                  $663          $902         $1,159    $1,893
Class B shares                  $170          $579         $1,014    $2,028*
--------------------------------------------------------------------------------
*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

--------------------------------------------------------------------------------
THE FUNDS IN DETAIL
--------------------------------------------------------------------------------


WHAT ARE THE SINGLE STATE INSURED TAX FREE FUNDS' OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS?

Objectives:


Each of the Single State Insured Tax Free Funds seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of a particular state. Each Fund also seeks income that is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:


Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from both federal income tax, including the AMT, and any applicable state income tax for individual residents of the state listed in the name of the Fund. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, their agencies and authorities, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities.

Each Fund generally concentrates its assets in municipal bonds and securities of a particular state in order to produce income that is exempt from any applicable state income tax for individual residents of the state. For example, the New York Fund generally invests in New York bonds, the New Jersey Fund generally invests in New Jersey bonds, and so on. However, each Fund, other than the Minnesota Fund, may also invest significantly in municipal securities that are issued by U.S. commonwealths, possessions, or territories such as Puerto Rico if the interest produced is exempt from state income taxes for residents of the particular state. Under normal circumstances, the Minnesota Fund will invest only in Minnesota municipal obligations. In certain cases, the interest paid by a Fund may also be exempt from local taxes. For example, for resident shareholders of New York, any interest paid by the New York Fund would also be exempt from New York City tax. There is no state income tax in Florida. However, the Florida Fund is managed so that investments in the Florida Fund will not be subject to the Florida intangible personal property tax.

All municipal bonds in which the Funds invest are insured as to the timely payment of interest and principal by independent insurance companies which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Funds may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Funds. While all municipal bonds held by each Fund are insured, not all securities held by each Fund may be insured. In general, the non-insured securities held by the Funds are limited to short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Funds or the Funds' share price.


Under normal circumstances, each Fund will invest at least 80% of its net assets in municipal bonds and municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Funds follow the strategy of investing in long term municipal bonds, which are generally more volatile in price, but offer more yield than short or intermediate term bonds. The Funds generally purchase bonds with maturities of fifteen years or more. The Funds adjust the duration of their portfolios based upon their outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond, but also the time value of money that will be received from the bond over its life. The Funds will generally adjust the duration of their portfolios by buying or selling municipal securities, including zero coupon bonds. For example, if the Funds believe that interest rates are likely to rise, they will generally attempt to reduce their durations by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

Each Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Funds may also invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential returns. Derivative securities are instruments that derive their values from other instruments, securities, or indices. Under normal circumstances, each Fund will not invest more than 10% of its net assets in derivative securities.


In selecting investments, the Funds consider maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Funds attempt to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, and the income tax of a particular state, at times it may invest in securities subject to federal and state income tax.

The Funds will usually sell investments when there are changes in the interest rate environment that are adverse to the investments or they fall short of the portfolio manager's expectations. The Funds will not necessarily sell investments if their ratings are reduced or there is a default by the issuer. The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Funds are so invested, they may not achieve their investment objective.

Information on the Funds' recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Single State Insured Tax Free Funds:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields, received by the Funds on some of their investments, will decline as interest rates decline. The Funds buy investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields. The Funds also invest in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Concentration Risk:

Since each Fund generally invests in the municipal securities of a particular state, each Fund is more vulnerable than more geographically diversified funds to events in a particular state that could impair investor confidence in municipal securities issued within the state. Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties such as the 1994 bankruptcy of Orange County.


Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. As a result of the downturn in the economy, declining tax revenues and other factors, many states and municipalities are now facing financial difficulties that could affect their ability to repay their debts. Although all of the municipal bonds purchased by each Fund are insured as to scheduled payments of interest and principal, the short-term municipal securities that are purchased by each Fund may not be insured. Moreover, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund. A downgrade in an issuer's credit rating or other adverse news about the issuer can reduce the market value of the issuer's securities even if the issuer is not in default. Furthermore, insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds that they insure and not all of the securities held by each Fund are insured. It is also important to note that, although insurance may increase the credit safety of investments held by each Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly.

Market Risk:

The Funds are subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of each Fund's share price and expose each Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell due to the lack of a secondary trading market.

--------------------------------------------------------------------------------
FUND MANAGEMENT
--------------------------------------------------------------------------------

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Funds. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of December 31, 2002, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.2 billion. FIMCO supervises all aspects of each Fund's operations.

For the fiscal year ended December 31, 2002, FIMCO received advisory fees, net of waiver (if any), as follows: 0.50% of average daily net assets for Tax-Exempt Money Market Fund; 0.40% of average daily net assets for Insured Intermediate Tax Exempt Fund; 0.63% of average daily net assets for Insured Tax Exempt Fund; 0.60% of average daily net assets for Insured Tax Exempt Fund II; 0.40% of average daily net assets for Arizona Fund; 0.40% of average daily net assets for California Fund; 0.25% of average daily net assets for Colorado Fund; 0.45% of average daily net assets for Connecticut Fund; 0.50% of average daily net assets for Florida Fund; 0.25% of average daily net assets for Georgia Fund; 0.40% of average daily net assets for Maryland Fund; 0.45% of average daily net assets for Massachusetts Fund; 0.50% of average daily net assets for Michigan Fund; 0.25% of average daily net assets for Minnesota Fund; 0.25% of average daily net assets for Missouri Fund; 0.55% of average daily net assets for New Jersey Fund; 0.60% of average daily net assets for New York Fund; 0.40% of average daily net assets for North Carolina Fund; 0.40% of average daily net assets for Ohio Fund; 0.40% of average daily net assets for Oregon Fund; 0.50% of average daily net assets for Pennsylvania Fund; and 0.50% of average daily net assets for Virginia Fund.

Clark D. Wagner serves as Portfolio Manager of each of the Funds except for the Tax-Exempt Money Market Fund. Mr. Wagner is FIMCO's Director of Fixed Income. Mr. Wagner was Chief Investment Officer of FIMCO from 1992-2001. He also serves as Portfolio Manager of certain other First Investors Funds.

--------------------------------------------------------------------------------
BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?


The share price (which is called "net asset value" or "NAV" per share) for each Fund is calculated once each day as of 4 p.m., Eastern Time ("E.T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.


For each Fund, other than the Tax-Exempt Money Market Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

The Tax-Exempt Money Market Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.

HOW DO I BUY SHARES?


You may buy shares of each Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent investments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with small monthly payments. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices prior to the close of our business, which generally occurs at 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next Business Day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.


Each Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

Each Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.


The Insured Tax Exempt Fund is not accepting purchase orders from new shareholders unless they are investing at least $1,000,000.

The following tables describe the sales charge for Class A shares and contingent deferred sales charge ("CDSC") for Class B shares. As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

--------------------------------------------------------------------------------
                                 CLASS A SHARES*

CLASS A SHARES OF EACH FUND, EXCEPT TAX-EXEMPT MONEY MARKET FUND, ARE SOLD AT THE PUBLIC OFFERING PRICE, WHICH INCLUDES A FRONT-END SALES LOAD. THE SALES CHARGE DECLINES WITH THE SIZE OF YOUR PURCHASE, AS ILLUSTRATED BELOW. TAX-EXEMPT MONEY MARKET FUND'S CLASS A SHARES ARE SOLD AT NAV WITHOUT ANY INITIAL OR DEFERRED SALES CHARGE.

                                                     SALES CHARGE AS A
                           SALES CHARGE AS A         PERCENTAGE OF NET
YOUR INVESTMENT       PERCENTAGE OF OFFERING PRICE    AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000              5.75%                     6.10%
--------------------------------------------------------------------------------
$100,000 - $249,999             4.50                      4.71
--------------------------------------------------------------------------------
$250,000 - $499,999             3.50                      3.63
--------------------------------------------------------------------------------
$500,000 - $999,999             2.50                      2.56
--------------------------------------------------------------------------------
$1,000,000 or more              0**                       0**
--------------------------------------------------------------------------------

* IF YOU WERE A SHAREHOLDER OF THE INSURED TAX EXEMPT FUND II PRIOR TO DECEMBER 18, 2000, YOU WILL CONTINUE TO BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES OF THE FUND AT A LOWER SALES CHARGE WHICH WAS THEN IN EFFECT FOR AS LONG AS YOU MAINTAIN YOUR INVESTMENT IN THE FUND - THAT IS, A SALES CHARGE (EXPRESSED AS A PERCENTAGE OF OFFERING PRICE) OF 4.75% ON INVESTMENTS OF LESS THAN $100,000; 3.90% ON INVESTMENTS OF $100,000-$249,999; 2.90% ON INVESTMENTS OF $250,000-499,999; AND 2.40% ON INVESTMENTS OF $500,000-$999,999

**IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

--------------------------------------------------------------------------------
                                 CLASS B SHARES*

CLASS B SHARES ARE SOLD AT NET ASSET VALUE WITHOUT ANY INITIAL SALES CHARGE. HOWEVER, YOU MAY PAY A CDSC WHEN YOU SELL YOUR SHARES. THE CDSC DECLINES THE LONGER YOU HOLD YOUR SHARES, AS ILLUSTRATED BELOW. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

                                CDSC AS A PERCENTAGE OF PURCHASE PRICE
YEAR OF REDEMPTION                      OR NAV AT REDEMPTION
--------------------------------------------------------------------------------
Within the 1st or 2nd year                     4%

--------------------------------------------------------------------------------
Within the 3rd or 4th year                     3
--------------------------------------------------------------------------------
In the 5th year                                2
--------------------------------------------------------------------------------
In the 6th year                                1
--------------------------------------------------------------------------------
Within the 7th year and 8th year               0
--------------------------------------------------------------------------------

*THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC.

CLASS B SHARES OF THE TAX-EXEMPT MONEY MARKET FUND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. THEY MAY BE ACQUIRED ONLY THROUGH AN EXCHANGE FROM THE CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHILE AN EXCHANGE WILL BE PROCESSED AT THE RELATIVE NAVS OF THE SHARES INVOLVED, ANY CDSC ON THE SHARES BEING EXCHANGED WILL CARRY OVER TO THE NEW SHARES.


Each Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of a Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

HOW DO I SELL SHARES?


You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, N.J. 07095-1198.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.


CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?


You may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------
WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?


Insured Intermediate Tax Exempt Fund, Insured Tax Exempt Fund, Insured Tax Exempt Fund II, and the Single State Insured Tax Free Funds will declare on a daily basis, and pay on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gain.

The Tax-Exempt Money Market Fund will declare daily, and pay monthly, dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Tax-Exempt Money Market Fund does not expect to realize any long-term capital gains.


Dividends and other distributions paid on both classes of each Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.


You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If a Fund is unable to obtain a current address for you, it will reinvest your dividends and distributions in additional Fund shares in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.


A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or a Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?


For individual shareholders, income dividends paid by the Funds should generally be exempt from federal income taxes, including the federal AMT. However, the Funds reserve the right to buy securities that may produce taxable income to shareholders.

Generally, dividends paid by the Single State Insured Tax Free Funds should also be exempt from state income taxes (if any) for individual resident shareholders of the state listed in the Fund's name and, in certain cases, from local income taxes. For Florida residents, investments in the Florida Fund should be exempt from the Florida intangible personal property tax. For Minnesota residents, exempt interest dividends paid to shareholders from the Minnesota Fund that are derived from specified Minnesota sources are exempt from the regular Minnesota personal income tax only if 95% or more of the exempt interest dividends paid by the Minnesota Fund are derived from specified Minnesota sources.

Distributions of long-term capital gains (if any) by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions of interest income from taxable obligations (if any) and short-term capital gains (if any) are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares.


Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If the Tax-Exempt Money Market Fund maintains a stable share price of $1.00, your sale or exchange of that Fund's shares will not result in recognition of any taxable gain or loss.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?


The Funds offer a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of each Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, is included in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998      $1.00         $.027        $__          $.027        $.027         $__        $.027
1999       1.00          .026         __           .026         .026          __         .026
2000       1.00          .034         __           .034         .034          __         .034
2001       1.00          .022         __           .022         .022          __         .022
2002       1.00          .008         __           .008         .008          __         .008

CLASS B

1998       1.00          .018         __           .018         .018          __         .018
1999       1.00          .018         __           .018         .018          __         .018
2000       1.00          .026         __           .026         .026          __         .026
2001       1.00          .014         __           .014         .014          __         .014
2002       1.00          .001         __           .001         .001          __         .001
------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)
 CLASS A
 $1.00      2.77      $16,310      .80         2.73      1.19       2.34         N/A
  1.00      2.61       16,478      .80         2.58      1.20       2.18         N/A
  1.00      3.43       17,553      .80         3.38      1.09       3.09         N/A
  1.00      2.17       20,185      .80         2.10      0.88       2.02         N/A
  1.00      0.81       18,409      .80         0.81      0.92       0.69         N/A

 CLASS B

  1.00      1.78            1     1.55         1.98      1.94       1.59         N/A
  1.00      1.82            1     1.55         1.83      1.95       1.43         N/A
  1.00      2.66          140     1.55         2.63      1.84       2.34         N/A
  1.00      1.41           30     1.55         1.35      1.63       1.27         N/A
  1.00      0.12           64     1.48         0.13      1.60       0.01         N/A
-------------------------------------------------------------------------------------------

                          TAX EXEMPT MONEY MARKET FUND

--------------------------------------------------------------------------------
INSURED INTERMEDIATE TAX EXEMPT FUND
--------------------------------------------------------------------------------

PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments
CLASS A
1998     $5.93         $.288       $.086          $.374      $.294           $--          $.294
1999      6.01          .231       (.200)          .031       .231            --           .231
2000      5.81          .254        .319           .573       .252           .031          .283
2001      6.10          .243        .049           .292       .245           .137          .382
2002      6.01          .208        .543           .751       .208           .103          .311

CLASS B

1998      5.93          .226        .098           .324       .234            --           .234
1999      6.02          .173       (.202)         (.029)      .171            --           .171
2000      5.82          .208        .315           .523       .202           .031          .233
2001      6.11          .195        .050           .245       .198           .137          .335
2002      6.02          .159        .544           .703       .160           .103          .263
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.

++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

 CLASS A
 $6.01      6.47     $8,674        .50       4.80        1.20       4.10        163
  5.81      0.51      8,263        .50       3.88        1.18       3.20        142
  6.10     10.11      9,070        .67       4.32        1.11       3.88         76
  6.01      4.82     11,298        .75       3.90        1.05       3.60        134
  6.45     12.67     29,560        .75       3.27        1.14       2.88        168

 CLASS B

  6.02      5.57      1,000       1.50       3.80        1.90       3.40        163
  5.82     (0.50)     1,154       1.50       2.88        1.88       2.50        142
  6.11      9.16      1,506       1.50       3.49        1.81       3.18         76
  6.02      4.02      2,674       1.50       3.15        1.80       2.85        134
  6.46     11.80      7,907       1.50       2.52        1.89       2.13        168
-------------------------------------------------------------------------------------------

                      INSURED INTERMEDIATE TAX EXEMPT FUND


--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND
--------------------------------------------------------------------------------


PER SHARE DATA


         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $10.45        $.475       $.099          $.574      $.474           $--          $.474
1999      10.55         .515       (.889)         (.374)      .466            --           .466
2000       9.71         .468        .656          1.124       .504            --           .504
2001      10.33         .460       (.099)          .361       .470           .071          .541
2002      10.15         .446        .560          1.006       .452           .244          .696

CLASS B

1998     10.45          .400        .096           .496       .396            --           .396
1999     10.55          .431       (.877)         (.446)      .394            --           .394
2000      9.71          .395        .657          1.052       .432            --           .432
2001     10.33          .385       (.106)          .279       .398           .071          .469
2002     10.14          .370        .564           .934       .380           .244          .624
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.

++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

 CLASS A
 $10.55     5.62     $1,118,898   1.11       4.51        N/A        N/A         19
   9.71    (3.63)       958,668   1.12       5.03        N/A        N/A         31
  10.33    11.93        945,502   1.09       4.69        1.12       4.66        27
  10.15     3.51        901,699   1.05       4.43        1.10       4.38        32
  10.46    10.10        915,763   1.03       4.26        1.10       4.19        29

  CLASS B

  10.55     4.83          3,878   1.83       3.79        N/A        N/A         19
   9.71    (4.31)         4,290   1.85       4.30        N/A        N/A         31
  10.33    11.12          4,368   1.82       3.96        1.85       3.93        27
  10.14     2.70          5,260   1.78       3.70        1.83       3.65        32
  10.45     9.36          5,553   1.76       3.53        1.83       3.46        29
-------------------------------------------------------------------------------------------

                            INSURED TAX EXEMPT FUND


--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND II***
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $14.41        $.660       $.390          $1.050     $.660           $.240       $.900
1999      14.56         .670       (.940)          (.270)     .650            .030        .680
2000      13.61         .668       1.120           1.788      .681            .417       1.098
2001      14.30         .591        .175            .766      .593            .143        .736
2002      14.33         .549       1.191           1.740      .548            .252        .800

CLASS B

2000*     14.61         .021        .109            .130      .023            .417        .440
2001      14.30         .487        .169            .656      .483            .143        .626
2002      14.33         .439       1.187           1.626      .444            .252        .696

--------------------------------------------------------------------------------------------------------

*  FOR THE PERIOD DECEMBER 18, 2000 (DATE CLASS B SHARES WERE FIRST OFFERED) TO DECEMBER 31, 2000.

** CALCULATED WITHOUT SALES CHARGES.

*** PRIOR TO DECEMBER 18, 2000, KNOWN AS EXECUTIVE  INVESTORS INSURED TAX EXEMPT FUND.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

(a) ANNUALIZED

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

 CLASS A
 $14.56     7.39     $16,909       .80       4.50        1.73       3.57        172
  13.61    (1.92)     15,842       .80       4.72        1.73       3.79        205
  14.30    13.50      15,966       .80       4.78        1.78       3.80        167
  14.33     5.43      29,851      1.00       4.03        1.52       3.51        190
  15.27    12.34      64,728      1.00       3.67        1.47       3.20        147

  CLASS B

  14.30      .89          52      1.31(a)    4.18(a)     2.84(a)    2.65(a      167
  14.33     4.63       3,019      1.75       3.28        2.27       2.76        190
  15.26    11.49      12,771      1.75       2.92        2.22       2.45        147
-------------------------------------------------------------------------------------------


                                         INSURED TAX EXEMPT FUND II***

--------------------------------------------------------------------------------
ARIZONA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $13.46        $.657       $.155          $.812      $.652           $--          $.652
1999      13.62         .707       (.955)         (.248)      .662            --           .662
2000      12.71         .644        .698          1.342       .692            --           .692
2001      13.36         .616       (.012)          .604       .614            --           .614
2002      13.35         .574        .752          1.326       .571          .125           .696

CLASS B

1998      13.45         .549        .155           .704       .544            --           .544
1999      13.61         .603       (.948)         (.345)      .555            --           .555
2000      12.71         .541        .690          1.231       .591            --           .591
2001      13.35         .514       (.009)          .505       .515            --           .515
2002      13.34         .470        .758          1.228       .463          .125           .588
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

 CLASS A
 $13.62     6.17     $10,873       .50        4.88        1.13       4.25        50
  12.71    (1.88)     11,746       .50        5.37        1.15       4.72        62
  13.36    10.89      14,785       .60        5.01        1.12       4.49        42
  13.35     4.56      16,652       .65        4.55        1.20       4.00        36
  13.98    10.12      20,148       .75        4.19        1.17       3.77        28

 CLASS B

  13.61     5.33         489      1.30        4.08        1.93       3.45        50
  12.71    (2.60)        508      1.30        4.57        1.95       3.92        62
  13.35     9.94         823      1.40        4.21        1.92       3.69        42
  13.34     3.80       1,485      1.40        3.80        1.95       3.25        36
  13.98     9.34       2,111      1.50        3.44        1.92       3.02        28
-------------------------------------------------------------------------------------------

                                                                  ARIZONA FUND


--------------------------------------------------------------------------------
CALIFORNIA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $12.12        $.558       $.190          $.748      $.554           $.114       $.668
1999      12.20         .609       (.952)         (.343)      .558            .019        .577
2000      11.28         .571        .916          1.487       .600            .157        .757
2001      12.01         .544       (.095)          .449       .571            .028        .599
2002      11.86         .507        .719          1.226       .505            .111        .616
CLASS B

1998      12.12         .458        .184           .642       .458            .114        .572
1999      12.19         .511       (.949)         (.438)      .463            .019        .482
2000      11.27         .469        .933          1.402       .505            .157        .662
2001      12.01         .456       (.097)          .359       .481            .028        .509
2002      11.86         .413        .717          1.130       .409            .111        .520
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

 CLASS A
 $12.20    6.31   $14,614       .80       4.59        1.17       4.22           79
  11.28   (2.88)   13,383       .80       5.15        1.17       4.79           49
  12.01   13.56    14,765       .70       4.94        1.08       4.56           50
  11.86    3.78    17,449       .65       4.52        1.14       4.03           36
  12.47   10.53    23,240       .75       4.14        1.16       3.73           51

 CLASS B

  12.19    5.40       479      1.60       3.79        1.97       3.42           79
  11.27   (3.67)      483      1.60       4.35        1.97       3.99           49
  12.01   12.74       692      1.50       4.14        1.88       3.76           50
  11.86    3.01     1,046      1.40       3.77        1.89       3.28           36
  12.47    9.67     2,523      1.50       3.39        1.91       2.98           51
-------------------------------------------------------------------------------------------

                                                                CALIFORNIA FUND

--------------------------------------------------------------------------------
COLORADO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $12.99        $.644       $.152          $.796      $.636           $--          $.636
1999      13.15         .634       (.907)         (.273)      .637            --           .637
2000      12.24         .640        .752          1.392       .642            --           .642
2001      12.99         .619        .055           .674       .620            .014         .634
2002      13.03         .575        .801          1.376       .574            .082         .656

CLASS B

1998      12.98         .538        .160           .698       .528            --           .528
1999      13.15         .534       (.914)         (.380)      .530            --           .530
2000      12.24         .546        .740          1.286       .546            --           .546
2001      12.98         .544        .071           .615       .551            .014         .565
2002      13.03         .471        .797          1.268       .476            .082         .558
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

 CLASS A
 $13.15    6.27     $3,571       .40         4.96         1.26        4.10         25
  12.24   (2.15)     4,068       .47         4.99         1.28        4.18         40
  12.99   11.71      5,139       .50         5.14         1.29        4.35         46
  13.03    5.24      7,268       .50         4.70         1.15        4.05         61
  13.75   10.76     10,027       .60         4.28         1.27        3.61         32

 CLASS B

  13.15    5.48        374      1.20         4.16         2.06        3.30         25
  12.24   (2.96)       372      1.27         4.19         2.08        3.38         40
  12.98   10.78        297      1.30         4.34         2.09        3.55         46
  13.03    4.56        419      1.25         3.95         1.90        3.30         61
  13.74    9.89      1,337      1.35         3.53         2.02        2.86         32
-------------------------------------------------------------------------------------------

                                                                  COLORADO FUND


--------------------------------------------------------------------------------
CONNECTICUT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $13.17        $.607       $.186          $.793      $.603           $--          $.603
1999      13.36         .651       (.902)         (.251)      .619           --            .619
2000      12.49         .615        .653          1.268       .648           --            .648
2001      13.11         .604       (.051)          .553       .593           --            .593
2002      13.07         .564        .701          1.265       .577           .138          .715

CLASS B

1998      13.17         .500        .176           .676       .496           --            .496
1999      13.35         .552       (.901)         (.349)      .511           --            .511
2000      12.49         .515        .652          1.167       .547           --            .547
2001      13.11         .505       (.059)          .446       .496           --            .496
2002      13.06         .460        .709          1.169       .481           .138          .619
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

 CLASS A
 $13.36     6.15      $17,434      .80       4.58        1.16       4.22        25
  12.49    (1.93)      17,903      .80       5.04        1.15       4.69        47
  13.11    10.45       19,952      .80       5.40        1.14       5.06        18
  13.07     4.26       22,552      .80       4.57        1.19       4.18        33
  13.62     9.86       29,865      .80       4.20        1.20       3.80        52

 CLASS B

  13.35     5.22        3,484     1.60       3.78        1.96       3.42        25
  12.49    (2.67)       3,205     1.60       4.24        1.95       3.89        47
  13.11     9.58        3,539     1.60       4.60        1.94       4.26        18
  13.06     3.43        3,689     1.55       3.82        1.94       3.43        33
  13.61     9.09        6,048     1.55       3.45        1.95       3.05        52
-------------------------------------------------------------------------------------------

                                                                CONNECTICUT FUND

--------------------------------------------------------------------------------
FLORIDA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $13.62        $.616        $.195         $.811      $.613           $.068        $.681
1999      13.75         .679       (1.074)        (.395)      .625            --           .625
2000      12.73         .621         .812         1.433       .672           .111          .783
2001      13.38         .592        (.028)         .564       .598           .146          .744
2002      13.20         .563         .796         1.359       .558           .171          .729

CLASS B

1998      13.63         .507         .186          .693       .505           .068          .573
1999      13.75         .572       (1.065)        (.493)      .517           --            .517
2000      12.74         .516         .808         1.324       .573           .111          .684
2001      13.38         .491        (.035)         .456       .500           .146          .646
2002      13.19         .462         .801         1.263       .452           .171          .623
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

 CLASS A
 $13.75     6.09      $25,873      .80       4.50        1.10       4.20        44
  12.73    (2.93)      23,729      .80       5.12        1.12       4.80        68
  13.38    11.61       25,823      .80       4.81        1.12       4.49        59
  13.20     4.25       28,990      .80       4.38        1.17       4.01        73
  13.83    10.48       34,524      .85       4.13        1.18       3.80        42
 CLASS B

  13.75     5.19          858     1.60       3.70        1.90       3.40        44
  12.74    (3.65)         789     1.60       4.32        1.92       4.00        68
  13.38    10.67          923     1.60       4.01        1.92       3.69        59
  13.19     3.42        1,356     1.55       3.63        1.92       3.26        73
  13.83     9.72        2,354     1.60       3.38        1.93       3.05        42
-------------------------------------------------------------------------------------------

                                                                  FLORIDA FUND

--------------------------------------------------------------------------------
GEORGIA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $13.13       $.645        $.135          $.780      $.640           $--          $.640
1999      13.27        .633       (1.025)         (.392)      .638           --            .638
2000      12.24        .632         .988          1.620       .630           --            .630
2001      13.23        .619        (.027)          .592       .622           --            .622
2002      13.20        .581         .823          1.404       .579           .165          .744
CLASS B

1998      13.11        .539         .133           .672       .532           --            .532
1999      13.25        .540       (1.029)         (.489)      .531           --            .531
2000      12.23        .524         .999          1.523       .533           --            .533
2001      13.22        .519        (.033)          .486       .526           --            .526
2002      13.18        .477         .820          1.297       .472           .165          .637
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $13.27     6.08      $3,162      .40        4.92        1.20       4.12        36
  12.24    (3.04)      5,527      .48        4.99        1.19       4.28        57
  13.23    13.61       6,278      .50        5.03        1.10       4.43        40
  13.20     4.52       7,429      .50        4.64        1.13       4.01        37
  13.86    10.84       8,324      .60        4.20        1.25       3.55        36

CLASS B

  13.25     5.23         250     1.20        4.12        2.00       3.32        36
  12.23    (3.78)        296     1.28        4.19        1.99       3.48        57
  13.22    12.76         566     1.30        4.23        1.90       3.63        40
  13.18     3.70         729     1.25        3.89        1.88       3.26        37
  13.84    10.00       1,531     1.35        3.45        2.00       2.80        36
-------------------   ---------------------------------------------------------------------

                                                                  GEORGIA FUND


--------------------------------------------------------------------------------
MARYLAND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998    $13.43        $.651       $ .186         $ .837     $.647           $--          $.647
1999     13.62         .658        (.994)         (.336)     .654            --           .654
2000     12.63         .626         .854          1.480      .630            --           .630
2001     13.48         .605        (.077)          .528      .608            --           .608
2002     13.40         .558         .773          1.331      .556            .035         .591
CLASS B

1998     13.43         .543         .186           .729      .539            --           .539
1999     13.62         .551        (.995)         (.444)     .546            --           .546
2000     12.63         .522         .856          1.378      .528            --           .528
2001     13.48         .504        (.080)          .424      .504            --           .504
2002     13.40         .454         .769          1.223      .448            .035         .483
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $13.62     6.38      $11,280     .50        4.84        1.16       4.18        33
  12.63    (2.54)      12,579     .50        5.00        1.15       4.35        44
  13.48    12.05       14,580     .60        4.86        1.14       4.32        35
  13.40     3.95       17,758     .65        4.46        1.17       3.94        33
  14.14    10.10       28,204     .75        4.04        1.17       3.62        35

  CLASS B

  13.62     5.54        2,215    1.30        4.04        1.96       3.38        33
  12.63    (3.33)       2,718    1.30        4.20        1.95       3.55        44
  13.48    11.17        3,328    1.40        4.06        1.94       3.52        35
  13.40     3.16        4,474    1.40        3.71        1.92       3.19        33
  14.14     9.25        6,148    1.50        3.29        1.92       2.87        35
-------------------------------------------------------------------------------------------

                                                                   MARYLAND FUND

--------------------------------------------------------------------------------
MASSACHUSETTS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $12.20        $.586       $.049          $.635      $.578          $.237        $.815
1999      12.02         .609       (.887)         (.278)      .572            __          .572
2000      11.17         .559        .721          1.280       .600            __          .600
2001      11.85         .538       (.050)          .488       .540           .028         .568
2002      11.77         .512        .674          1.186       .513           .143         .656

CLASS B

1998      12.19         .488        .061           .549       .482           .237         .719
1999      12.02         .520       (.894)         (.374)      .476            __          .476
2000      11.17         .466        .723          1.189       .509            __          .509
2001      11.85         .445       (.055)          .390       .452           .028         .480
2002      11.76         .421        .679          1.100       .417           .143         .560
--------------------------------------------------------------------------------------------------------
**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $12.02     5.33      $22,421      .80       4.82        1.15       4.47        49
  11.17    (2.39)      20,507      .80       5.20        1.15       4.85        32
  11.85    11.83       22,674      .80       4.95        1.16       4.59        38
  11.77     4.15       24,626      .80       4.50        1.18       4.12        45
  12.30    10.26       25,687      .80       4.21        1.18       3.83        21

CLASS B

  12.02     4.60        1,426     1.60       4.02        1.95       3.67        49
  11.17    (3.19)       1,177     1.60       4.40        1.95       4.05        32
  11.85    10.95        1,530     1.60       4.15        1.96       3.79        38
  11.76     3.30        2,771     1.55       3.75        1.93       3.37        45
  12.30     9.49        3,855     1.55       3.46        1.93       3.08        21
-------------------------------------------------------------------------------------------

                                                             MASSACHUSETTS FUND


--------------------------------------------------------------------------------
MICHIGAN FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $13.06        $.591       $.124          $.715      $.589         $.096         $.685
1999      13.09         .603       (.938)         (.335)      .595           __           .595
2000      12.16         .612        .683          1.295       .606          .119          .725
2001      12.73         .581       (.090)          .491       .595          .006          .601
2002      12.62         .563        .668          1.231       .551          .270          .821

CLASS B

1998      13.05         .484        .123           .607       .481          .096          .577
1999      13.08         .502       (.930)         (.428)      .492           __           .492
2000      12.16         .509        .681          1.190       .511          .119          .630
2001      12.72         .487       (.092)          .395       .499          .006          .505
2002      12.61         .464        .661          1.125       .455          .270          .725
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $13.09     5.60      $39,061      .89       4.51        1.13       4.27        20
  12.16    (2.63)      36,506      .87       4.74        1.12       4.49        21
  12.73    10.96       36,367      .87       4.94        1.12       4.69        23
  12.62     3.89       38,797      .86       2.49        1.16       2.19        22
  13.03     9.93       41,992      .92       4.33        1.17       4.08        27

CLASS B

  13.08     4.73        1,032     1.69       3.71        1.93       3.47        20
  12.16    (3.34)         895     1.67       3.94        1.92       3.69        21
  12.72    10.03        1,088     1.67       4.14        1.92       3.89        23
  12.61     3.12        1,448     1.61       1.74        1.91       1.44        22
  13.01     9.05        1,758     1.67       3.58        1.92       3.33        27
-------------------------------------------------------------------------------------------

                                                                   MICHIGAN FUND


--------------------------------------------------------------------------------
MINNESOTA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $11.63        $.592       $.116          $.708       $.588        $--           $.588
1999      11.75         .597       (.785)         (.188)       .582        --             .582
2000      10.98         .581        .600          1.181        .591        --             .591
2001      11.57         .555       (.045)          .510        .560        --             .560
2002      11.52         .520        .561          1.081        .521        --             .521

CLASS B

1998      11.63         .498        .114           .612        .492        --             .492
1999      11.75         .499       (.781)         (.282)       .488        --             .488
2000      10.98         .492        .604          1.096        .506        --             .506
2001      11.57         .471       (.045)          .426        .476        --             .476
2002      11.52         .433        .554           .987        .427        --             .427
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $11.75     6.23      $8,346       .50       5.08        1.23       4.35        22
  10.98    (1.65)      8,363       .50       5.26        1.25       4.51        23
  11.57    11.08       8,606       .50       5.21        1.15       4.56        32
  11.52     4.47      10,321       .50       4.77        1.15       4.12        27
  12.08     9.57      12,259       .60       4.40        1.26       3.74        28
  CLASS B

  11.75     5.37          47      1.30       4.28        2.03       3.55        22
  10.98    (2.46)         83      1.30       4.46        2.05       3.71        23
  11.57    10.24          96      1.30       4.41        1.95       3.76        32
  11.52     3.72         234      1.25       4.02        1.90       3.37        27
  12.08     8.71         821      1.35       3.65        2.01       2.99        28
-------------------------------------------------------------------------------------------

                                                                  MINNESOTA FUND


--------------------------------------------------------------------------------
MISSOURI FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $12.78       $.634        $.188          $.822      $.632         $--           $.632
1999      12.97        .650        (.904)         (.254)      .626         --             .626
2000      12.09        .618         .814          1.432       .642         --             .642
2001      12.88        .604        (.073)          .531       .601         --             .601
2002      12.81        .559         .844          1.403       .563         --             .563
CLASS B

1998      12.78        .528         .187           .715       .525         --             .525
1999      12.97        .553        (.905)         (.352)      .518         --             .518
2000      12.10        .520         .812          1.332       .552         --             .552
2001      12.88        .503        (.068)          .435       .505         --             .505
2002      12.81        .460         .847          1.307       .467         --             .467
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $12.97     6.59      $2,087       .40       4.97        1.30       4.07        17
  12.09    (2.02)      2,471       .47       5.20        1.50       4.17        66
  12.88    12.21       3,344       .50       5.04        1.39       4.15        35
  12.81     4.17       4,585       .50       4.65        1.16       3.99        29
  13.65    11.16       6,656       .60       4.22        1.31       3.51        45

CLASS B

  12.97    5.71          172      1.20       4.17        2.10       3.27        17
  12.10   (2.78)         210      1.27       4.40        2.30       3.37        66
  12.88   11.30          251      1.30       4.24        2.19       3.35        35
  12.81    3.40          719      1.25       3.90        1.91       3.24        29
  13.65   10.36        2,096      1.35       3.47        2.06       2.76        45
-------------------------------------------------------------------------------------------

                                                                   MISSOURI FUND


--------------------------------------------------------------------------------
NEW JERSEY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $13.30        $.606       $.153          $.759      $.607         $.142         $.749
1999      13.31         .653       (.919)         (.266)      .594          __            .594
2000      12.45         .609        .650          1.259       .629          __            .629
2001      13.08         .588       (.061)          .527       .610          .037          .647
2002      12.96         .543        .694          1.237       .553          .264          .817
CLASS B

1998      13.28         .498        .153           .651       .499          .142          .641
1999      13.29         .537       (.909)         (.372)      .488          __            .488
2000      12.43         .504        .649          1.153       .533          __            .533
2001      13.05         .491       (.060)          .431       .514          .037          .551
2002      12.93         .445        .686          1.131       .457          .264          .721
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $13.31     5.84      $60,585      .97       4.53        1.11       4.39        27
  12.45    (2.05)      52,846      .97       5.02        1.12       4.87        52
  13.08    10.41       54,051      .97       4.80        1.12       4.65        41
  12.96     4.06       60,321      .96       4.47        1.16       4.27        37
  13.38     9.72       65,130      .96       4.06        1.16       3.86        51

CLASS B

  13.29     5.00        2,562     1.77       3.73        1.91       3.59        27
  12.43    (2.85)       3,338     1.77       4.22        1.92       4.07        52
  13.05     9.51        3,799     1.77       4.00        1.92       3.85        41
  12.93     3.32        4,706     1.71       3.72        1.91       3.52        37
  13.34     8.88        6,171     1.71       3.31        1.91       3.11        51
-------------------------------------------------------------------------------------------

                                                                NEW JERSEY FUND


--------------------------------------------------------------------------------
NEW YORK FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $14.86        $.674        $.137         $.811      $.676         $.145         $.821
1999      14.85         .718       (1.249)        (.531)      .659          __            .659
2000      13.66         .646        1.000         1.646       .696          __            .696
2001      14.61         .622        (.164)         .458       .628          __            .628
2002      14.44         .614         .869         1.483       .610          .413         1.023

CLASS B

1998      14.86         .569         .134          .703       .568          .145          .713
1999      14.85         .618       (1.250)        (.632)      .558          __            .558
2000      13.66         .557         .994         1.551       .601          __            .601
2001      14.61         .511        (.159)         .352       .522          __            .522
2002      14.44         .500         .865         1.365       .502          .413          .915
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $14.85     5.59      $187,544     1.12      4.54        1.22       4.44        44
  13.66    (3.67)      164,622     1.09      4.99        1.21       4.87        55
  14.61    12.41       167,877     1.06      4.62        1.20       4.48        20
  14.44     3.14       171,962     1.01      4.22        1.16       4.07        48
  14.90    10.45       186,992     0.99      4.11        1.14       3.96        70

CLASS B

  14.85     4.84         5,271     1.82      3.84        1.92       3.74        44
  13.66    (4.34)        4,734     1.79      4.29        1.91       4.17        55
  14.61    11.65         4,509     1.76      3.92        1.90       3.78        20
  14.44     2.40         6,981     1.74      3.49        1.89       3.34        48
  14.89     9.59        10,293     1.74      3.36        1.89       3.21        70
-------------------------------------------------------------------------------------------

                                                                  NEW YORK FUND


--------------------------------------------------------------------------------
NORTH CAROLINA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998    $12.66        $.593       $ .239         $ .832     $.592         $--           $.592
1999     12.90         .606        (.900)         (.294)     .596          --            .596
2000     12.01         .595         .859          1.454      .604          --            .604
2001     12.86         .583        (.082)          .501      .581          --            .581
2002     12.78         .541         .788          1.329      .539          --            .539

CLASS B

1998     12.66         .491         .233           .724      .484          --            .484
1999     12.90         .490        (.891)         (.401)     .489          --            .489
2000     12.01         .497         .867          1.364      .504          --            .504
2001     12.87         .486        (.083)          .403      .483          --            .483
2002     12.79         .442         .791          1.233      .443          --            .443
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $12.90     6.72      $8,297      .40         4.68       1.13       3.95        54
  12.01    (2.35)      8,978      .48         4.84       1.24       4.08        47
  12.86    12.45      10,723      .50         4.86       1.13       4.23        42
  12.78     3.94      13,316      .65         4.50       1.20       3.95        51
  13.57    10.58      18,479      .75         4.10       1.23       3.62        13

 CLASS B

  12.90      5.83        246     1.20         3.88       1.93       3.15        54
  12.01     (3.18)       596     1.28         4.04       2.04       3.28        47
  12.87     11.63      1,566     1.30         4.06       1.93       3.43        42
  12.79      3.15      1,839     1.40         3.75       1.95       3.20        51
  13.58      9.78      3,750     1.50         3.35       1.98       2.87        13
-------------------------------------------------------------------------------------------

                                                            NORTH CAROLINA FUND


--------------------------------------------------------------------------------
OHIO FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $12.71        $.614       $.040          $.654      $.597         $.067         $.664
1999      12.70         .636       (.853)         (.217)      .603          __            .603
2000      11.88         .594        .710          1.304       .636         .088           .724
2001      12.46         .567       (.067)          .500       .575         .105           .680
2002      12.28         .534        .768          1.302       .531         .191           .722

CLASS B

1998     12.70          .495        .061           .556       .489         .067           .556
1999     12.70          .529       (.850)         (.321)      .499          __            .499
2000     11.88          .495        .723          1.218       .540         .088           .628
2001     12.47          .477       (.073)          .404       .479         .105           .584
2002     12.29          .441        .765          1.206       .435         .191           .626
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $12.70     5.26      $19,767     .80        4.83        1.19       4.44        34
  11.88    (1.77)      18,574     .80        5.15        1.17       4.78        48
  12.46    11.32       19,327     .80        4.92        1.15       4.57        35
  12.28     4.05       19,996     .80        4.51        1.18       4.13        40
  12.86    10.79       22,751     .75        4.20        1.19       3.76        40

CLASS B

  12.70    4.46           403    1.60        4.03        1.99       3.64        34
  11.88   (2.59)          640    1.60        4.35        1.97       3.98        48
  12.47   10.53           972    1.60        4.12        1.95       3.77        35
  12.29    3.26         1,444    1.55        3.76        1.93       3.38        40
  12.87    9.95         2,595    1.50        3.45        1.94       3.01        40
-------------------------------------------------------------------------------------------

                                                                      OHIO FUND


--------------------------------------------------------------------------------
OREGON FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $12.58        $.582       $.191          $.773      $.583         $--           $.583
1999      12.77         .585       (.828)         (.243)      .577         --             .577
2000      11.95         .593        .689          1.282       .602         --             .602
2001      12.63         .573       (.067)          .506       .566         --             .566
2002      12.57         .533        .707          1.240       .540         --             .540
CLASS B

1998      12.56         .480        .204           .684       .484         --             .484
1999      12.76         .489       (.846)         (.357)      .473         --             .473
2000      11.93         .497        .688          1.185       .505         --             .505
2001      12.61         .477       (.057)          .420       .470         --             .470
2002      12.56         .434        .700          1.134       .444         --             .444
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $12.77     6.29      $13,038      .50       4.62        1.20       3.92        27
  11.95    (1.95)      12,389      .50       4.72        1.21       4.01        33
  12.63    11.04       15,145      .60       4.89        1.22       4.27        37
  12.57     4.05       17,341      .65       4.50        1.20       3.95        37
  13.27    10.04       22,578      .75       4.12        1.21       3.66        32
  CLASS B

  12.76     5.55        1,040     1.30       3.82        2.00       3.12        27
  11.93    (2.85)       1,096     1.30       3.92        2.01       3.21        33
  12.61    10.18        1,226     1.40       4.09        2.02       3.47        37
  12.56     3.35        1,584     1.40       3.75        1.95       3.20        37
  13.25     9.16        3,155     1.50       3.37        1.96       2.91        32
-------------------------------------------------------------------------------------------

                                                                   OREGON FUND


--------------------------------------------------------------------------------
PENNSYLVANIA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A
1998     $13.28        $.642       $.038          $.680      $.605        $.095          $.700
1999      13.26         .606       (.893)         (.287)      .613         __             .613
2000      12.36         .615        .740          1.355       .631        .114            .745
2001      12.97         .577       (.002)          .575       .591        .074            .665
2002      12.88         .547        .810          1.357       .541        .126            .667
CLASS B

1998      13.27         .533        .039           .572       .497        .095            .592
1999      13.25         .498       (.890)         (.392)      .508         __             .508
2000      12.35         .529        .728          1.257       .533        .114            .647
2001      12.96         .473       (.004)          .469       .495        .074            .569
2002      12.86         .447        .814          1.261       .445        .126            .571
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.


-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $13.26     5.23      $40,774      .86       4.81        1.10       4.57        26
  12.36    (2.24)      36,737      .86       4.69        1.11       4.44        36
  12.97    11.29       37,012      .87       4.88        1.12       4.63        40
  12.88     4.47       39,649      .86       4.39        1.16       4.09        35
  13.57    10.72       45,111      .91       4.10        1.16       3.85        23
  CLASS B

  13.25     4.39        2,048     1.66       4.01        1.90       3.77        26
  12.35    (3.03)       1,936     1.66       3.89        1.91       3.64        36
  12.96    10.44        1,235     1.67       4.08        1.92       3.83        40
  12.86     3.64        2,562     1.61       3.64        1.91       3.34        35
  13.55     9.95        3,249     1.66       3.35        1.91       3.10        23
-------------------------------------------------------------------------------------------

                                                              PENNSYLVANIA FUND


--------------------------------------------------------------------------------
VIRGINIA FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PER SHARE DATA

         NET ASSET    INCOME FROM                            LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                  FROM
         BEGINNING
         OF PERIOD    Net         Net Realized  Total from   Net          Net Realized   Total
                      Investment  and           Investment   Investment   Gain           Distributions
                      Income      Unrealized    Operations   Income
                                  Gain (Loss)
                                  on Investments

CLASS A

1998     $13.22        $.612       $.123          $.735      $.603         $.092         $.695
1999      13.26         .629       (.967)         (.338)      .612           --           .612
2000      12.31         .628        .745          1.373       .636          .047          .683
2001      13.00         .579       (.059)          .520       .598          .062          .660
2002      12.86         .543        .738          1.281       .536          .075          .611

CLASS B

1998      13.21         .505        .112           .617       .495          .092          .587
1999      13.24         .537       (.982)         (.445)      .505            --          .505
2000      12.29         .538        .739          1.277       .540          .047          .587
2001      12.98         .472       (.048)          .424       .502          .062          .564
2002      12.84         .439        .726          1.165       .440          .075          .515
--------------------------------------------------------------------------------------------------------

**   CALCULATED WITHOUT SALES CHARGES.
++   NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.



-------------------------------------------------------------------------------------------
           TOTAL      RATIOS/SUPPLEMENTAL DATA
           RETURN

  NET      TOTAL      NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
  ASSET    RETURN**   ASSETS AT  NET ASSETS ++          NET ASSETS              TURNOVER
  VALUE    (%)        END OF                            BEFORE EXPENSES         RATE
  AT END              PERIOD     Expenses   Net         WAIVED OR               (%)
  OF                  (IN        (%)        Investment  ASSUMED
  PERIOD              THOU-                 Income (%)
                      SANDS)                            Expenses    Net
                                                        (%)         Investment
                                                                    Income (%)

CLASS A
 $13.26     5.69     $23,423       .80       4.62        1.14       4.28        26
  12.31    (2.62)     21,008       .80       4.90        1.17       4.53        36
  13.00    11.46      23,606       .80       5.01        1.15       4.66        34
  12.86     4.04      32,580       .80       4.44        1.17       4.07        36
  13.53    10.14      40,430       .85       4.10        1.17       3.78        43
  CLASS B

  13.24     4.76       1,484      1.60       3.82        1.94       3.48        26
  12.29    (3.44)      1,059      1.60       4.10        1.97       3.73        36
  12.98    10.64         899      1.60       4.21        1.95       3.86        34
  12.84     3.29       1,465      1.55       3.69        1.92       3.32        36
  13.49     9.21       2,364      1.60       3.35        1.92       3.03        43
--------------------------------------------------------------------------------------------------------


                                                                VIRGINIA FUND


[LOGO] FIRST INVESTORS

TAX-EXEMPT MONEY MARKET
INSURED INTERMEDIATE TAX EXEMPT
INSURED TAX EXEMPT
INSURED TAX EXEMPT II
SINGLE STATE INSURED TAX FREE
   ARIZONA              MINNESOTA
   CALIFORNIA           MISSOURI
   COLORADO             NEW JERSEY
   CONNECTICUT          NEW YORK
   FLORIDA              NORTH CAROLINA
   GEORGIA              OHIO
   MARYLAND             OREGON
   MASSACHUSETTS        PENNSYLVANIA
   MICHIGAN             VIRGINIA


For more information about the Funds, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

These Reports include the holdings of each of the Funds as well as a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:


The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Funds' shares.

To obtain free copies of Reports, the SAI and the Shareholder Manual or to request other information, contact the Funds at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, N.J.  07095-1198
TELEPHONE:  1-800-423-4026

To obtain information about the Funds, including your account balance and transaction history, you may also visit our website at: WWW.FIRSTINVESTORS.COM. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including reports, the Shareholder Manual and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO: 811-3690; 811-5690; 811-2923; 811-4927;
811-3843; 811-4623)

                        FIRST INVESTORS TAX-EXEMPT FUNDS

FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND
  a series of First Investors Series Fund
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
FIRST INVESTORS INSURED TAX EXEMPT FUND II
  a series of Executive Investors Trust
FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND

95 Wall Street
New York, New York 10005
1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003


     This is a Statement of Additional Information ("SAI") for FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC. ("TAX-EXEMPT MONEY MARKET FUND"), FIRST INVESTORS INSURED INTERMEDIATE TAX EXEMPT FUND ("INSURED INTERMEDIATE TAX EXEMPT FUND"), a series of FIRST INVESTORS SERIES FUND ("SERIES FUND"), FIRST INVESTORS INSURED TAX EXEMPT FUND, INC. ("INSURED TAX EXEMPT FUND"), FIRST INVESTORS INSURED TAX EXEMPT FUND II ("INSURED TAX EXEMPT FUND II"), a series of EXECUTIVE INVESTORS TRUST, FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC. ("NEW YORK INSURED TAX FREE FUND" OR "NEW YORK FUND"), and FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND ("MULTI-STATE INSURED TAX FREE FUND"). SERIES FUND offers five separate series, one of which, INSURED INTERMEDIATE TAX EXEMPT FUND, is described in this SAI. INSURED TAX EXEMPT FUND, EXECUTIVE INVESTORS TRUST, NEW YORK INSURED TAX FREE FUND and TAX-EXEMPT MONEY MARKET FUND each offer one series. MULTI-STATE INSURED TAX FREE FUND offers 17 series: ARIZONA FUND, CALIFORNIA FUND, COLORADO FUND, CONNECTICUT FUND, FLORIDA FUND, GEORGIA FUND, MARYLAND FUND, MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND, MISSOURI FUND, NEW JERSEY FUND, NORTH CAROLINA FUND, OHIO FUND, OREGON FUND, PENNSYLVANIA FUND and VIRGINIA FUND. NEW YORK INSURED TAX FREE FUND and the individual Funds of the MULTI-STATE INSURED TAX FREE FUND are referred to as the "Single State Funds". INSURED INTERMEDIATE TAX EXEMPT FUND, INSURED TAX EXEMPT FUND, INSURED TAX EXEMPT FUND II, NEW YORK INSURED TAX FREE FUND, TAX-EXEMPT MONEY MARKET FUND, and each series of the MULTI-STATE INSURED TAX FREE FUND are referred to herein collectively as "Funds".

     This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated May 1, 2003, which may be obtained free of charge from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

     This SAI is divided into two parts - Part I and Part II. Part I contains information that is particular to each Fund that is described in this SAI, while
Part II contains information that generally applies to each of the Funds in the First Investors Family of Funds.

                           TABLE OF CONTENTS - PART I

History and Classification of Funds............................................3
Investment Strategies, Policies and Risks......................................3
Insurance......................................................................3
State Specific Risk Factors....................................................5
Portfolio Turnover............................................................66
Management of the Funds.......................................................67
Advisory Agreements and Fees..................................................71
Underwriters and Dealers......................................................75
Distribution Plans............................................................76
Allocation of Portfolio Brokerage.............................................77
State Income Taxes............................................................78
Performance Information.......................................................88
Purchases, Redemptions, Sales Loads, and Pricing of Fund Shares...............96
Beneficial Ownership Information..............................................96
Financial Statements.........................................................110
APPENDIX A Investment Strategies Used by First Investors Tax Exempt
           Funds other than the Tax Exempt Money Market Fund.................A-1
APPENDIX B Investment Strategies Used by First Investors Tax Exempt
           Money Market Fund.................................................B-1
APPENDIX C Investment Policies of First Investors Tax Exempt Funds...........C-1
APPENDIX D Federal Taxes.....................................................D-1
APPENDIX E First Investors Shareholder Manual................................E-1

                       HISTORY AND CLASSIFICATION OF FUNDS

     INSURED TAX EXEMPT FUND, NEW YORK INSURED TAX FREE FUND AND TAX-EXEMPT MONEY MARKET FUND are each Maryland corporations organized on September 28, 1976, July 5, 1983 and March 11, 1983, respectively. Each Fund is authorized to issue shares of common stock, $0.001 par value, in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the assets of a series, has equal voting rights, and votes together except on matters that are particular to one class of shares. Each class of shares has equal voting rights and votes together except on matters that are particular to one class of shares.

     SERIES FUND, EXECUTIVE INVESTORS TRUST AND MULTI-STATE INSURED TAX FREE FUND are Massachusetts business trusts organized on September 23, 1988, October 28, 1986 and October 30, 1985, respectively. Each Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as its Board of Trustees shall from time to time establish. The shares of beneficial interest of SERIES FUND are presently divided into five separate and distinct series. The shares of beneficial interest of Executive Investors Trust are presently one series, having two classes, designated Class A shares and Class B shares. The shares of beneficial interest of MULTI-STATE INSURED TAX FREE FUND are divided into seventeen separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of shares of a fund represents interest in the assets of a series, has equal voting rights, and votes together except on matters that are particular to one class of shares. Each class of shares has equal voting rights and votes together except on matters that are particular to one class of shares.

     The Funds are not required to hold annual shareholders' meetings. The Board of Directors/Trustees ("Board") of each Fund may, in its discretion, call a shareholders' meeting. Furthermore, if requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Fund's Board will call a special meeting of shareholders for any purpose, including the removal of Directors/Trustees.

     Each Fund is a diversified, open-end management investment company.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Each Fund's objective, principal investment strategies, and principal risks are described in the Prospectus of each Fund. A summary of each of the investment strategies that are used by each Fund is set forth in Appendix A to
Part I of this SAI, except those for the Tax-Exempt Money Market Fund, which are set forth in Appendix B to Part I of this SAI. Each Fund also has investment policies that limit or restrict its ability to engage in certain investment strategies. These policies are set forth in Appendix C to Part I of this SAI.
Part II of this SAI provides more detailed description of the investment strategies and risks that may be used by the Funds.


                                    INSURANCE

     The municipal bonds in each Fund's portfolio, with the exception of the TAX-EXEMPT MONEY MARKET FUND, will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

     Each Fund, except for the TAX-EXEMPT MONEY MARKET FUND, has purchased a Mutual Fund Insurance Policy ("Policy") from Ambac Assurance Corporation ("Ambac"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by Ambac prior to their purchase by a Fund. In determining eligibility for insurance, Ambac has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy generally does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by a Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than Ambac; and (5) municipal bonds which are no longer owned by a Fund. Ambac has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If Ambac so notifies a Fund, the Fund will attempt to replace Ambac with another insurer. If another insurer cannot be found to replace Ambac, the Fund may ask its shareholders to approve continuation of its business without insurance.

     In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, Ambac is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). Ambac, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

     The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, Ambac is liable only for those payments of interest and principal which are then due and owing and, after making such payments, Ambac will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.

     A Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by Standard & Poor's Ratings Group ("S&P"), Moody's Investor Services, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancelable and will continue in force so long as such bond so insured is outstanding. Each

Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net gain or loss realized by a Fund upon the sale of the bond.

     Neither Ambac nor any affiliate thereof, has any material business relationship, direct or indirect, with the Funds. Ambac is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico. Statutory capital consists of Ambac's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A financial strength rating to Ambac.

     Ambac has obtained a private letter ruling from the Internal Revenue Service ("IRS") to the effect that Ambac's insuring an obligation will not affect the treatment for federal income tax purposes of interest on the obligation and that payments of insurance proceeds representing maturing interest paid by Ambac under policy provisions substantially identical to those contained in its municipal bond insurance policy will be treated for federal income tax purposes in the same manner as if the payments were made by the issuer of the municipal bonds. Investors should understand that a private letter ruling may not be cited as precedent by persons other than the taxpayer to whom it is addressed; nevertheless, those rulings may be viewed as generally indicative of the IRS's views on the proper interpretation of the Internal Revenue Code of 1986, as amended, ("Code") and the regulations thereunder.

     Ambac makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

     The information relating to Ambac contained above has been furnished by Ambac. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.


                           STATE SPECIFIC RISK FACTORS

     Set forth below is discussion of risk factors with respect to some of the Funds that invest primarily in obligations of issuers from a particular state. This information has been prepared by local counsel to each Fund. The information presented is a summary of the risk factors that may affect a particular Fund and is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed that may adversely affect the value of, and the payment of interest and principal on, the obligations held by a Fund.

     RISK FACTORS FOR THE ARIZONA FUND. The Arizona Fund will invest principally in securities of political subdivisions and other issuers of the State of Arizona the interest on which is exempt from federal and Arizona income taxes. The ability of such Arizona issuers to meet their obligations with respect to such securities generally will be influenced by the political, economic and regulatory developments affecting the State of Arizona and the particular revenue streams supporting such issuers' obligations. The income derived by the Arizona Fund, the ability to preserve or realize appreciation of the Arizona Fund's capital, and the liquidity of the Arizona Fund could be adversely affected by such developments. The following summary respecting the State of Arizona is only general in nature and does not purport to be a description of the investment considerations and factors which may have an effect on the obligations of a particular issuer in which the Arizona Fund may invest.

     Located in the country's sunbelt, Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 census figures, Arizona ranks 20th in U.S. population. Over the last several decades the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

     Geographically, Arizona is the nation's sixth largest state in terms of area (113,417 square miles). It is divided into three distinct topographic regions: northern Arizona -- high plateau country traversed by deep canyons such as the Grand Canyon National Park; central Arizona -- rugged, mountainous and heavily forested; and southern Arizona -- encompassing desert areas and flat, fertile agricultural lands in valleys between mountains rich in mineral deposits. These topographic areas all have different climates, which have distinctively influenced development in each region. Land ownership is vested largely in the federal and State governments: 42.1% is owned by the federal government, 27.4% is held as Federal Trust Land (Indian), 17.7% private ownership and 12.8% is held by the State.

     The State is divided into fifteen counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 76.88% of total population and 84.5% of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the City of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Avondale and the Town of Gilbert. Located within Pima County is the Tucson metropolitan area, which is dominated by the City of Tucson, the State's second most populous city.

     Arizona's economy has been on a path of strong growth throughout the past decade. However, Arizona's economy has experienced the slowdown emanating from the national economy. The state's population increased by more than 100,000 each year during the 10-year period from 1991 to 2001. As of July 1, 2002, Arizona's population was estimated at approximately 5.47 million. This growth in population will require corresponding increases in revenue of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of Arizona's economy will be critical to providing such increased revenue.

     The State's principal economic sectors include services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism, and the military. Total non-agricultural wage and salary employment was estimated by Arizona Department of Economic Security, Research Administration as of December, 2002 at 2,514,500. This reflected an unemployment rate of 5.4%. State unemployment rates have remained generally comparable to the national average in recent years.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, Arizona has, in the past, utilized a combination of spending reductions and tax increases. The condition of the national economy will continue to be a significant factor influencing Arizona's budget during the upcoming fiscal year.

     On a biennial basis, the Governor submits to the State Legislature a proposed operating and capital outlay budget in odd-numbered legislative years, for the two succeeding fiscal years commencing on July 1. The Fiscal Year 2002 and Fiscal Year 2003 biennium reflects the second time in fifty years that the State has adopted a two-year budget. This document includes proposed expenditures and the means of financing them. Thereafter, the Joint Legislative Budget Committee staff analyzes the Governor's budget proposal and recommends an alternative budget. Public hearings are then conducted during the Legislative session and, prior to each July 1, the budget is enacted through passage of an annual appropriations bill. State agencies are then responsible, under the oversight of the Department of Administration, Division of Finance, for exercising budgetary control and ensuring that expenditures do not exceed appropriations. The State Legislature has authority during a biennium to make additions, deletions or amendments to the biennial budget.

     The accounts of the State of Arizona are organized on the basis of funds and account groups, each of which is considered a separate accounting entity. The General Fund is a self-balancing set of accounts used for all financial resources except those required to be accounted for in another fund. General Fund revenues are derived primarily from the collection of taxes, specifically sales and use, income (individual and corporate), property, motor vehicle, insurance premium and other taxes. Other State funds include special revenue funds, capital projects, debt service, enterprise, internal service, university, and trust and agency funds.

     The Arizona Constitution requires that any legislation that provides for a net increase in State revenues will be effective on the affirmative vote of two-thirds of the members of each house of the State legislature. If the legislation receives the necessary two-thirds vote, the legislation will become effective immediately upon the signature of the Governor. If the Governor vetoes the measure, then the legislation shall not become effective unless the legislation is approved by an affirmative vote of three-fourths of the members of each house of the State Legislature. This constitutional requirement applies to legislation which would provide for a net increase in State revenues in the form of: (1) the imposition of any new tax, (2) an increase in a tax rate or rates, (3) a reduction or elimination of a tax deduction, exemption, exclusion, credit or other tax exemption feature in computing tax liability, (4) an increase in a statutorily prescribed state fee or assessment or an increase in a statutorily prescribed maximum limit for an administratively set fee, (5) the imposition of any new State fee or assessment or the authorization of any new administrative set fee, (6) the elimination of an exemption from a statutorily prescribed state fee or assessment, (7) a change in the allocation among the state, counties or cities of Arizona transaction privilege, severance, jet fuel and use, rental occupancy, or other taxes, or (8) any combination of the foregoing. This constitutional requirement does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the State Legislature. In addition, the requirement does not apply to fees and assessments that are authorized by statute, but are not prescribed by formula, amount or limit, and are set by a state officer or agency, and does not apply to taxes, fees or assessments that are imposed by counties, cities, towns and other political subdivisions of the State.

     The Arizona legislature is now considering the budget submitted by the Governor. Current estimates forecast a $300 million budget deficit in the fiscal year 2003 budget of $5.1 billion and a $1 billion shortfall in fiscal year 2004. The Governor has projected a budget of $6.7 billion in fiscal year 2004 while legislative leaders have discussed a budget of $6 billion. Methods to solve the budget shortfall may include spending cuts, increased borrowing, adjustments to the tax code, transfers from the States "rainy day fund", certain asset sales and lease-back financings, and reductions in amount of State funds provided to local government. Many cities in Arizona are also facing reduced tax revenues.

     With respect to issuers of the securities in which the Arizona Fund will invest, Arizona's state constitution limits the amount of debt payable from general tax revenue that may be contracted by the State to $350,000. However, certain other issuers have the power to issue obligations payable from a source of revenue that affects the whole or large portions of the state. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways that are paid from revenues generated from, among other sources, state gasoline taxes. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a federal reclamation project and an electrical system that generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

     Arizona's state Constitution also restricts the debt payable from general tax revenues of certain of the State's political subdivisions and municipal corporations. No county, city, town, school district, or other municipal corporation of the state may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the approval of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the state become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property, and (ii) any incorporated city or town of the state with such approval may be allowed to become indebted up to an additional 20% for (a) supplying such city or town water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, and (b) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds, and recreational, facilities. Irrigation, power, electrical, agricultural improvements, drainage, flood control, and tax levying public improvement districts are, however, exempt from the restrictions of the Arizona Constitution. There are also restrictions relating to such entities implemented by statute.

     Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions and municipal corporations are unlimited as to rate or amount (other than for purposes of refunding when there are certain limits). Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments, and excise taxes.

     Arizona political subdivisions and municipal corporations are subject to certain other limitations on their ability to assess taxes and levies that could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any. Arizona county, city, town, or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a proceeding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

     RISK FACTORS FOR THE CALIFORNIA FUND. Investment in debt obligations of the State of California and of its political subdivisions is subject to significant risk. The information contained herein is not intended to be a complete discussion of all risk factors applicable to an investment in California debt obligations; and there may be other factors that are not discussed herein that may adversely affect the value of and payment of interest and principal on such obligations.

     LEGACY OF ENERGY CRISIS. The acute energy crisis that impacted California in 2000-01 has abated dramatically, although the longer-term consequences of this crisis have not been fully quantified and may have lasting effects on the State.

     During the height of the energy crisis, the three major investor-owned utilities serving most of California were deemed not creditworthy by the electricity suppliers. As a result, the California State Department of Water Resources stepped in to purchase electricity from the producers and to deliver that electricity to consumers through the facilities of the investor-owned utilities. Between January 17, 2001, and October 31, 2001, the Department of Water Resources committed approximately $11.5 billion to these purchases. It also committed to long-term contracts for the purchase of electricity at rates substantially in excess of then current market rates. The Department of Water Resources financed these purchases by borrowing approximately $6.1 billion from the General Fund of the State of California and approximately $4.3 billion from a consortium of commercial financial institutions. In October and November, 2002, the State issued over $11.2 billion in Power Supply Revenue Bonds. The proceeds of these bonds have been used to repay the General Fund and the financial institutions. These Power Supply Revenue Bonds are repayable solely from electrical service surcharges that the State's Public Utility Commission has approved or agreed to approve. They are not a debt or liability of the State or supported by the full faith and credit of the State. The additional electricity costs resulting from both the long-term contracts to which the Department of Water Resources has committed and the surcharges applicable to the Power Supply Revenue Bonds can be expected to affect adversely California's business climate and, therefore, its tax revenues.

     The energy crisis also spawned substantial litigation involving the State. See OTHER RISK FACTORS below.

     ECONOMIC UNCERTAINTY. The California economy experienced a recession in 2001 and a sluggish recovery in 2002. It has suffered from a slump in spending on high-tech goods and services, a reduction in exports and the continued decline in the stock markets. Like the national economy, the California economy has been supported recently by consumer spending, despite increased levels of unemployment. Economic improvement is expected only if business spending and hiring resume. The California Legislative Analyst's Office currently forecasts that this should occur in the second half of 2003; the California State Department of Finance forecasts that it will not occur until 2004. There can, of course, be no assurance that business spending and hiring will resume when forecast by either of these agencies or at all.

     The state of the California economy directly impacts its General Fund. The largest single General Fund revenue source is the personal income tax. Personal income tax receipts fell more than $11 billion (or approximately 15% of the total General Fund revenue forecast for 2001-02) between 2000-01 and 2001-02 and are forecast to recover by only approximately $1 billion in 2002-03 over their 2001-02 level. These receipts have been severely impacted by reductions in the workforce and by reductions in the stock markets. The workforce reductions in California have hit higher-paid employees particularly hard, which has magnified the effect of the reductions on the personal income tax receipts. The stock market decline has negatively impacted capital gains and stock option income, which accounted for a significant portion of the personal income tax receipts in 2000-01. A recent proposal by President Bush to eliminate the tax on corporate dividends, if enacted, could also be expected to reduce the level of personal income tax receipts in California because California, like other states, has no mechanism to track dividend payments and relies on the federal government to do so.

     The second largest contributor to the General Fund is sales and use taxes. The levels of sales and use taxes have also been depressed due to the sluggish economy. Approximately one-third of taxable sales are attributable to business-to-business transactions, which remain significantly below pre-recession levels. In addition, although consumer spending has provided recent support to the California economy, there is concern that consumer demand may have abated and that consumers have reduced their ability to take on new debt. Therefore, unless the business climate improves, sales and use tax receipts may remain at current levels or grow only modestly.

     To the extent the economy weakens further or is further impacted by present uncertainties, such as pending international confrontations, additional reductions in the two principal sources of General Fund revenues can be expected.

     STRUCTURAL DEFICIT. Revenue shortfalls resulted in an estimated $23.6 billion gap between State revenues and anticipated funding demands for the 2001-02 and 2002-03 fiscal years. After considerable political disagreement, the 2002-03 State budget attempted to bridge this gap with a combination of expenditure reductions, revenue enhancements and extensive use of one-time budgetary actions, such as fund transfers and loans, expenditure deferrals, fund shifts and other actions. One of these actions involved the securitization of the payments due to the State of California as the result of the settlement of the litigation brought by many states against the four major cigarette manufacturers. Under this settlement the tobacco companies agreed to pay to the State of California approximately $25 billion over twenty-five years. Half of these funds are to be paid to the State with the other half to be paid to various local governments. The effect of the securitization of the tobacco settlement is to accelerate the funds available from this source into the 2002-03 fiscal year at the expense of future revenues. In addition, the interest rate payable by the State on the first tranche of these bonds was considerably higher than had been originally estimated.

     At the time of the adoption of the 2002-03 fiscal year budget, which was not adopted until September, 2002, economic recovery was expected to occur much earlier than now forecast. As a result, at present levels of revenues and expenses, a very substantial deficit can be expected by the end of the 2003-04 fiscal year. The components of that deficit include a deficit of approximately $1.4 billion from the 2001-02 fiscal year, resulting from lower than expected tax revenues, and projected deficits in the 2002 -03 and 2003-04 fiscal years. The overall magnitude of this aggregate deficit has been variously estimated at between $21.6 billion and $34.6 billion. The differences in these estimates are attributable to differences in revenue forecasts and the program caseloads that drive expenditures and definitional differences regarding the baseline level of spending from which budget adjustments will be required. The California Legislative Analyst's Office projects that the State will continue to incur an operating deficit of approximately $8 billion in the 2002-2003 fiscal year and in the multi-billion dollar range for the foreseeable future unless steps are taken now and has proposed a number of one-time and comprehensive or systemic resolutions for consideration by the State legislature. The magnitude of the projected deficit and uncertainty over how it will be addressed continue to exert additional stress on the California economy.

     In an effort to begin to address these problems, the Governor has requested that the Legislature make 2002-03 fiscal year spending reductions of $3.4 billion, which would also reduce spending levels by an additional $6.8 billion in 2003-04. These reductions would affect a number of state services, including education, and can be expected to generate more political disagreement.

     On January 10, 2003, Governor Davis proposed his budget for fiscal year 2003-04. This budget attempts to close the entire projected deficit, and, therefore, balance as California law requires, with a combination of tax and fee increases and spending reductions. Both the tax increases and the spending reductions are expected to be substantial and controversial; and both will require at least some level of bipartisan support in the California legislature. The tax increases proposed by Governor Davis are a one percent increase in the State sales tax and an increase in the rates of personal income tax payable by the wealthiest Californians. Personal income and, therefore, the taxes derived therefrom are notorious for their significant fluctuations from year to year. In addition, as noted above, the continued inclusion of dividend income, which is more likely to be included in the income of wealthier taxpayers, may be problematic as the result of the recent proposal by President Bush to eliminate the tax on corporate dividends. As of the date of this Prospectus there is and can be no assurance that the California state budget will be enacted in a form even remotely resembling the budget proposed by Governor Davis, that vital services will not be curtailed or eliminated altogether or that substantial tax increases will not be imposed.

     While the 2003-04 budget proposed by Governor Davis attempts to address certain of the structural issues affecting the revenues and expenditures of the State, it also relies on, among other things, the negotiation of an agreement with the Indian casinos for approximately $1.5 billion of additional revenue. This agreement has not yet been negotiated.

     Structural issues affecting the finances of the State of California include the penchant of State voters to approve ballot initiatives that are not necessarily part of any over-all financing plan. They are generally narrowly focused on a specific revenue stream or spending priority without consideration of their effect on the State budget as a whole and other spending priorities. One example of this focus is Proposition 98, described below. These ballot initiatives often restrict the uses to which certain State revenues may be put or limit the funding sources for certain programs and may also require greater than a majority of the voters to override their provisions or to approve certain types of financing. They have greatly limited the flexibility of the Governor and the Legislature in attempting to deal with the type of budgetary issues that currently face the State. In the Governor's budget message with respect to his proposed 2003-04 budget, the present State and local fiscal system in California is described as "irrational."

     In past budget crises, the Governor and the Legislature have attempted to circumvent some of these limitations by realigning both the responsibility and the funding for various programs, generally by shifting both responsibility and funding to municipal governments. Again, in 2003-04 the Governor has proposed similar realignments for a number of programs.

     The tax base on which California and its municipalities depend for their revenues may be deemed artificially constricted and overly dependent on the relatively volatile personal income tax. Proposition 13, described below, severely restricts the availability of property taxes as a source of State or municipal revenue. An increasing proportion of the State economy relates to the provision and delivery of services rather than the manufacture and sale of goods; however the sales tax applies only to the sale of goods, not to the sale of services.

     The State budget deficit, the resulting reduced level of funds available to local municipalities and the structural rigidity of California taxation may also adversely affect the delivery of services by local municipalities and may result in their having difficulty in repaying their debt.

     The message accompanying the proposed 2003-04 budget suggests that the Legislature consider various proposals to increase the State's ability to deal with budgetary and financial crises. As with the budget itself, however, there is and can be no assurance that these or other measures will be adopted. It is quite possible that the process of completing the budget itself will be so politically charged that there will be insufficient goodwill remaining among the legislators to address these more fundamental issues.

     Recent actions by credit rating agencies, lowering their ratings of portions of outstanding and prospective California indebtedness, both reflect the economic and political climate of California and exacerbate the projected deficit by their negative influence on borrowing costs. Such actions and ratings are an indication of the current level of perceived risk inherent in investing in California governmental obligations.

     POLITICAL CONSIDERATIONS. As the result of term limits, the present State legislature is populated primarily by state senators and state representatives who have been elected for the first time within the past eight years. During most of those eight years, the California economy was expanding; and the General Fund benefited from this expansion, growing from a budget of approximately $45.39 billion in 1995-96 to approximately $76.86 billion in 2001-02. Consequently, the present state legislators have not experienced a budgetary shortfall of this magnitude or from this perspective. Until recently, the legislators' concerns have been more how to share in the largesse that the State's vibrant economy has bestowed upon them rather than how to deal with declining revenues and expanding expenditures.

     OTHER RISK FACTORS. There are other significant California risk factors to be considered in addition to those generated by the energy crisis and the economic recession:

     As described above, changes in the California Constitution and other laws during the last several years have restricted the ability of California taxing entities to increase real property tax revenues and, by limiting various other taxes, have resulted in a reduction in the absolute amount, or in the rate of growth, of certain components of state and local revenues. These actions have raised additional questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13." Proposition 13 limits AD VALOREM taxes on real property and restricts the ability of taxing entities to increase real property taxes by requiring a two thirds majority approval to authorize increases in real property taxes. Various efforts have been made to ease these limitations. To date, none of these efforts has been successful. Legislation passed subsequent to Proposition 13 provided for the assumption of certain local obligations by the State. Much of this aid to local governments, however, was eliminated during the 1990-1995 recession. During the same period, the California legislature attempted to offset this loss of aid by providing additional funding sources (such as sales taxes) to local governments and by reducing certain mandates for local services. There can, of course, be no assurance that local governments will receive sufficient state assistance to meet their obligations in a timely manner; and, in fact, it appears likely that State funding of local governments will be reduced, potentially significantly.

     Article XIIIB of the State's Constitution may also have an adverse impact on California state and municipal issuers. Article XIIIB restricts the State from spending certain appropriations in excess of an appropriations limit imposed for each State and local government entity. This appropriations limit is adjusted annually for changes in State per capita personal income and population and, when applicable, for transfers among government units of financial responsibility for providing services or of financial sources for the provision of those services. Payments of debt service on bonds authorized by the voters are exempt from this limitation. If revenues exceed this appropriations limit in two consecutive years, the excess is to be divided equally between transfers to K-14 school districts and refunds to taxpayers. Revenues were less than the appropriations limit in 2001-2002 and are expected to remain less in 2002-03 and 2003-04.

     In 1988, Proposition 98 was enacted by the voters of California. Proposition 98 changed state funding of public education below university level, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Currently, the Proposition 98 formulas require the allocation of approximately 35% of General Fund revenues to such educational support.

     In November, 1996, the voters of California approved Proposition 218. Proposition 218, like Proposition 13, amended the California Constitution. It requires any special tax, levy or fee imposed or increased since January 1, 1995, without voter consent to be validated by a vote and certain new taxes, fees, charges and assessments and increases therein to be approved by voters prior to their implementation by government agencies. Since the passage of Proposition 218, the bond ratings of several large California cities, including Los Angeles and San Diego, have been downgraded by municipal bond ratings services.

     Like in other states, the budgetary process in California often becomes a negotiation among various political groups which is not resolved until after the commencement of the relevant fiscal year. On July 21, 1998, a state trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for the 1998-99 fiscal year, with certain limited exceptions, in the absence of a State budget, irrespective of any continuing appropriation. (HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL. v. KATHLEEN CONNELL). The decision of the trial court was reversed by a State Court of Appeal (the intermediate appellate court in California) on May 29, 2002. The State Controller has appealed a procedural issue in this matter to the State Supreme Court (the highest appellate court in California). Although no review was sought by plaintiff, it is nonetheless possible that the State Supreme Court may consider all of the issues raised in this case.

     A recent decision by the Superior Court of Orange County has called into question the legality under Proposition 13 of the practice of the Orange County assessor's office of attempting to reassess properties that recover from temporary declines in value. Although this decision binds only Orange County and its assessor's office, is not final and will most likely be appealed, it could have an adverse impact on county assessor's offices throughout the State.

     During the energy crisis and pursuant to statutory authority passed at that time, the Governor commandeered power purchase arrangements held by Pacific Gas and Electric Company and Sempra Energy, two of the three major, investor-owned utilities in California. The State is now seeking declaratory relief in Sacramento County Superior Court against these utilities and others that the commandeering of the power purchase arrangements was a legitimate exercise of police powers and that the State is not liable for damages accruing from the exercise of such powers nor for compensation for inverse condemnation or, alternatively, that any damages suffered were offset by payments made by the Department of Water and Power for electricity received under these contracts. Related administrative claims in excess of $1 billion had previously been filed against the State. This action, which has divested the administrative authority from jurisdiction over the previously filed claims, is currently pending.

     Also  pending  in the  Sacramento  County  Superior  Court is an  action by
Pacific Gas and Electric Company, the only one of the three major, investor-owned utilities in California to file for bankruptcy protection as the result of the energy crisis, against the State for damages, which may be as much as $4.3 billion, to compensate it for losses suffered as the result of actions taken by the State during the energy crisis.

     The State of California is also a defendant in a number of other matters in litigation seeking, in the aggregate, several billion dollars either in damages or in changes in the manner in which various statutes are applied that could have a significant adverse effect on the State. No assurance can be given as to the outcome of any of this litigation.

     The rights of owners of California governmental securities are subject to the limitations on legal remedies against the governmental entity issuing such securities, including a limitation on enforcement of judgments against funds needed to service the public welfare and interest and, in some instances, a limitation on the enforcement of judgments against the entity's funds of a fiscal year other than the fiscal year in which the payments were due. In the present fiscal and economic climate affecting California, these provisions may increase the risk of non-payment of principal or interest, or both, on California indebtedness.

     RISK FACTORS FOR THE COLORADO FUND. The Colorado Fund will concentrate its investments in debt obligations of the State of Colorado and its local government entities (the "Colorado Obligations"). The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of and the payment of interest and principal on the Colorado Obligations.

     The State of Colorado issues no general obligation bonds secured by the full faith and credit of the State due to limitations contained in the State constitution. Several agencies and instrumentalities of the State, however, are authorized by statute to issue bonds secured by revenue from specific projects and activities. The State also occasionally enters into lease purchase agreements that contain non-appropriation provisions. Additionally, the State currently is authorized to issue short-term revenue anticipation notes and long-term notes payable from certain federal highway program distributions.

     There are approximately 2,400 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness of these local governments are the ad valorem property tax, which presently is imposed and collected solely at the local level, sales and use taxes (for cities and counties) and revenue from special projects. Residential real property is assessed at 9.15% of its actual value for ad valorem taxes collected in 2003 and will be assessed at 8.13% for 2004 and 2005. All other property is assessed at 29% of its actual value, except producing mines and oil and gas properties, which are assessed at 87.5%.

     In 2001, the last year for which such information is currently available, the assessed valuation of all real and personal property in Colorado was $58,812,663,875, an increase of 20.6% from 2000 levels. (This increase is abnormally high partly because reassessments of real property occur in Colorado only every two years). In 2001 and 2000, $4,115,143,095 and $3,687,106,998, respectively, were collected in property taxes throughout Colorado. Sales and use taxes collected at the local level from January 1, 2002 through September 30, 2001 (the most recent information available) decreased approximately 0.1% compared with those collected for the same period in 2001.

     Colorado's economy was robust for most of the last decade, fueled in part by large public construction projects, a healthy tourist economy, and increased employment in the wholesale and retail trade and general services sectors and in high tech manufacturing. For the decade of the 1990's, Colorado was the 5th fastest growing State in the United States. Now, many of the large public works projects are completed, increases in tourism have slowed dramatically and high-tech manufacturers have laid off thousands of employees. For these and other reasons, the growth of the Colorado economy has slowed rapidly. The unemployment rate has increased from 2.6% in November 2000, to 4.7% in November 2001, to 5.5% in December 2002. Colorado's total employment has increased only 30,000 in the past twelve months, to 2,232,800.

     Employment in the service and trade industries represents approximately 55% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 16%. Manufacturing represents only 9% and, while total jobs in the sector are stable, manufacturing is slowly falling as a percentage of total employment.

     Due to the slowing economy, Colorado's General Fund revenues declined 13.0% in Fiscal Year 2001-2002, and the Colorado Office of Planning and Budgeting forecasts a drop of approximately 1.6% in Fiscal Year 2002-2003. Local governments are facing similar declines. Recent forecasts by Colorado economists generally anticipate a turnaround only toward the end of 2003.

     In addition, two Colorado school districts (Elizabeth and St. Vrain) recently revealed significant deficit situations previously obscured by faulty accounting. The State is working with the school district to arrange emergency loans. Neither school district has defaulted on any debt. State legislators have introduced sweeping reform proposals with an unknown impact on school districts and other local governments.

     A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus a growth factor (measured by population, school enrollment or construction, depending on the governmental entity); and requires voter approval of (a) all new taxes or tax increases and (b) the issuance of most types of debt. Though the TABOR Amendment has not yet had a material adverse effect on the credit quality of State and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment (the "Gallagher Amendment"), which has had the effect of lowering the assessment rate on residential property from 21% to 8.13% over the past 18 years. Younger or rapidly growing residential communities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

     RISK FACTORS FOR THE CONNECTICUT FUND. Traditionally, Connecticut has been viewed primarily as a manufacturing and industrial state. While manufacturing remains an important sector of the State's economy, other sectors, particularly finance, insurance, real estate, trade (wholesale and retail) and services, have expanded to provide diversification tending to somewhat dilute the influence of manufacturing. In 2002, manufacturing provided approximately 14% of total Connecticut employment, while the service sector provided approximately 32% of the State's employment. The finance, insurance and real estate sector provided approximately 8% of the State's employment and the retail and wholesale trade sector provided approximately 22% of total Connecticut employment.

     In the early 1990's, a variety of factors, including difficulties in the banking and insurance industries in New England (which resulted in the tightening of credit), the reduction in defense employment (resulting from an overall decline in federal defense spending), and the softening of the real estate and construction markets, impeded the growth of the Connecticut economy. Since 1993, the State's economy recovered somewhat. However, during Fiscal Years 2001 and 2002, both the national and state economies were moving through a period of recession.

     Connecticut's unemployment rate of 4.6%, as of December 2002, represents an increase from the December 2001 unemployment rate of 4.0%. However, this remains below the national unemployment rate of 6.0%. For December 2002, Connecticut ranks among the top five states nationally in the percent of adults holding college degrees and among the top ten in percentage of workers employed in technology occupations. According to a Department of Labor report the seven fastest growing occupations in the state are all in the computer technology field. Other fast growing occupations include: medical assistant, physician assistant, personal financial advisor, personal home care aid and gaming change persons and booth cashiers. No Connecticut municipalities were categorized as a Labor Surplus Area. Labor Surplus Areas have unemployment rates at least 20 percent above the average unemployment rate for all states during the previous two calendar years. This is down from four towns in 2001.

     Connecticut's per capita income for 2001, at $41,930, was among the highest in the nation, compared to $30,271 nationally. This places Connecticut at about 139% of the national average. For the period 2000-2001, Connecticut's real median household income of $53,108 was 126% of the United States' median of $42,148. While rising in recent years, the state's median income is still below its pre-recession levels in 1989.

     The three major sources of revenue for the State are the personal income tax, the sales and use taxes, and the corporation business tax. According to the State Comptroller, the personal income tax raised approximately $4.3 billion in the Fiscal Year ended June 30, 2002, on a modified cash basis, a decrease of approximately $.5 billion compared to Fiscal Year 2001.

     According to the State Comptroller, Fiscal Year 2002 ended with a General Fund deficit of about $817 million on a modified cash basis. The State Comptroller reported a surplus from the State's General Fund operations of approximately $263 million for Fiscal Year 1997, a surplus of $313 million for Fiscal Year 1998, a surplus of $72 million for Fiscal Year 1999, a surplus of

$300 million for Fiscal Year 2000, and a surplus of $31 million for Fiscal Year 2001.

     While, as recently as last year, the General Fund has recorded deficits based on Generally Accepted Accounting Principals (GAAP), this is the first General Fund deficit recorded since Fiscal Year 1991 based on a modified cash basis. Throughout Fiscal Year 2002, deficit mitigation initiatives were enacted. Absent these mitigation initiatives, the General Fund deficit for Fiscal Year 2002 would have risen to over $1.1 billion.

     Fiscal Year 2002 expenditures from the General Fund increased by 2.6% over the prior year. Over the past three Fiscal Years, the average annual increase in General Fund spending has been 6 percent, and over the past five Fiscal Years, the average increase has been 5.8 percent. According to the Office of Policy and Management, for the first time in four years the state's constitutional cap on spending was not exceeded.

     In addition to the General Fund, the State also operates several Special Revenue Funds which are often used as a means of earmarking or reserving certain revenues to finance particular activities. These Special Revenue Funds are generally funded by each fund's operating revenues. One of the primary Special Revenue Funds is the Transportation Fund, which posted an operating surplus of about $54 million on a modified cash basis for the Fiscal Year 2002.

     Connecticut's net State bonded debt was approximately $12.4 billion at the end of Fiscal Year 2002. In Fiscal Year 2002, the State added about an additional $683 million to its net outstanding bonded debt. Debt service, as a percentage of general fund expenditures, was approximately 7.5% for Fiscal Year 2002, which was similar to that of Fiscal Year 2001.

     In addition to bonded debt, the State has other significant long-term obligations which consist of unfunded pension obligations, unfunded workers' compensation payments, unfunded payments to employees for compensated absences and capital leases. The State's high long-term debt level could impact bond ratings, increase interest cost on all borrowings, and reduce the State's flexibility in future budgets due to the higher fixed costs for debt service.

     RISK FACTORS FOR THE FLORIDA FUND. The following information is a brief summary of factors affecting the economy of the State of Florida and does not purport to be a complete description. This summary is based on publicly available information. The Florida Fund has not independently verified the information.

     Municipal instruments of Florida issuers may be adversely affected by political, economic and legal conditions and developments within the State of Florida. In addition, the Florida constitution and statutes mandate a balanced budget as a whole, and require each of the separate funds (General Revenue Fund, Trust Funds and Working Capital Fund) within the budget to be kept in balance from currently available revenues each State fiscal year (July 1 - June 30). The balanced budget requirement necessitates a continuous evaluation of receipts and expenditures and makes Florida vulnerable to a sharp unexpected decrease in revenues.

     The State of Florida is not authorized by law to issue obligations to fund governmental operations; but is authorized to issue bonds pledging its full faith and credit to finance or refinance the cost of state fixed capital outlay projects upon approval by a vote of the electors. However, Florida may issue revenue bonds without a vote to finance or refinance the cost of state fixed capital outlay projects which are payable solely from funds other than state tax revenues. In recent years, $2.5 billion in bonds were authorized for school consideration, with a dedicated portion of proceeds from the Florida State lottery pledged as security. Municipal instruments issued by cities, counties and other governmental authorities are payable either from their general revenues (including ad valorem and other taxes) within their jurisdiction or revenues from the underlying project. Revenue obligations issued by such governmental bodies and other entities are customarily payable only from revenues from the particular project or projects involved. The limitations on the State of Florida and its governmental agencies and Florida local governmental agencies may inhibit the ability of such issuers to repay existing municipal indebtedness and otherwise may affect their credit standing. In addition, the ability of such issuers to repay revenue bonds will be dependent on the success of the particular project to which such bonds relate.

     The aftermath of terrorist attacks on the United States which occurred on September 11, 2001, conflict in Afghanistan, the general weakening of the U.S. economy, potential for new conflicts with Iraq and North Korea, the meltdown of many Latin American economies, and other factors have contributed to political and economic uncertainty and revised expectations of Florida's economic outlook. For example, due to the importance of the tourism industry on Florida's economy, the September 11 attacks and subsequent U.S. military actions and deployments have caused significant disruption to Florida's economic outlook. As a result, Florida has suffered more than many other states from those attacks. The fear and uncertainty relating to the attacks hit hard at tourism, weakening an industry on which Florida relies heavily for jobs, income and State revenues.
Immediate impacts of the attacks included temporary closings of airports; cancellations of vacations and business travel; reduced attendance at public events and popular attractions; postponement of plans for airport expansions; and lay-off or furlough of workers in service and other industries. These impacts could be replicated by additional terrorist attacks. Likewise, Florida's sixth largest industry, its non-profit section has also been hard hit by the sharp drop in charitable gifts and is facing increased competition for donations. But other industries, such as defense, are flush with new contracts. Florida's defense industry was estimated at $6.7 billion of Department of Defense contracts - fourth ranked in Department of Defense Prime Contracts - in Fiscal Year 2002.

     General Fund GAAP ending balances have been approximately: $3.3 billion in fiscal 1998; $3.5 billion in fiscal 1999; $4.04 billion in fiscal 2000; $3.425 billion in fiscal 2001; and $3.3 billion in fiscal 2002. The State's total net assets increased during fiscal year 2002 by approximately $1.3 billion. Another measure of Florida's economic growth indicates that Florida's economy (as measured by Gross State Product) ("GSP") grew, during 1998, at an adjusted rate of 4.1% while the nation's Gross Domestic Product ("GDP") grew at the rate of 3.9% during that same period. Florida has had to significantly revise downward its GSP expectations to growth of only 0.1% in fiscal year 2001-2002. But, by one measure, GSP is expected to grow by 3.6% in 2002-2003. However, new Governmental Accounting Standard Board Standards (e.g., GASB #34-38) effective June 30, 2003 will affect the manner in which Florida formats its financial statements and cause it to restate beginning balances.

     During the last several decades, Florida's economy has diversified and has shifted emphasis from resource manufacturing to tourism and other services and trade. December 1999 estimates indicate that Florida's non-farm employment can be broken down as follows: mining -- 0.1%; construction -- 5.4%; manufacturing -- 7.0%; transportation -- 5.1%; trade -- 28.4%; finance -- 6.4%; services -- 37.3%; and government -- 3.7%. Although economic development efforts are broadening, economic developments that negatively affect the service industry, the tourism industry and high-tech manufacturing could have, and are having, negative affects on the Florida economy. Yet, November 2002 estimates of employment growth indicate increases in the following areas during 2002-2003: total employment (up 1.1%); financial, insurance and real estate and related services (up 0.5%); government (up 1.5%); and trade (up 0.7%). However, those estimates include declines of: 0.4% in construction; 2.5% in manufacturing; and 1.3% in transportation/utilities. In contrast, April 2001 estimates of employment growth indicated the following increases over the year 2000: total employment -- 3.5%; construction -- 2.0%; manufacturing -- 0.0%; trade -- 2.1%; financial, insurance, real estate -- 2.8%; services -- 6.1%; transportation/utilities -- 3.2%; and government - 1.8%. Prior to September 11, overall job growth was estimated at 3.5% in 2001 and 2.2% in 2002. Those estimates have weakened, but not relative to the national economy. By another estimate (the Governor's 2003 budget projections), Florida's overall job growth for 2002 was 0.9%, placing it first in the nation. However, it is uncertain whether the Florida economy can maintain such growth in the current economic climate. For example, Florida's unemployment rate, although moderate, is increasing (4.8% in 2001 and 5.8% in 2002).

     The development of amusement and educational theme parks in the 1990s has reduced the seasonal and cyclical character of Florida's tourist industry. Nevertheless, short term tourism expectations have been revised significantly downward. The conflicts in Afghanistan and uncertainty regarding Iraq have continued to fuel travelers' fears. Fifteen months after the September 11 attacks, occupancy rates remained 5% to 15% below 2000 levels and are not expected to meet 2000 levels until 2004. International tourism dropped 6.5% in 2001 and continued to slide in early 2002. In part to address this situation, in April 2002, Governor Bush signed a bill which extends the time period within which some tourism-related businesses have to pay property taxes without penalty. In 2002 visitors rebounded, albeit not completely, from 2001's drop-offs. As of the third quarter 2002, visitors to Florida increased 1.4% over the same period in 2001. But, increased restrictions on visas due to homeland security could reduce the numbers of international visitors even more. Regardless of reduced fears about potential attacks, a decline in the national economy, increased fuel prices, competition from other tourist destinations, crime and international developments all may affect Florida tourism.

     Florida's population growth is one reason why Florida's economy has generally performed better than that of the nation as a whole in recent years. While Florida's population growth has traditionally helped its economy to perform above the national average, the rapid population growth experienced by the State in the 1980s has slowed down. Florida's population was 15.2 million in 2000, ranking Florida as the fourth most populous state nationally and the most populous of the southeastern states. U.S. Census figures released in July 2001 indicate that Florida's population had risen to 15,982,378 as of April 1, 2000 and 16,391,575 as of July 1, 2001. However, Florida's population was 16,408,662 in 2001. The Florida Comprehensive Annual Financial Report ("FCAFR") indicates Florida's population was estimated to be 16,683,000 in 2002-2003. By one estimate, Florida's population is to increase by 299,000 in 2002-2003 and 272,000 in 2003-2004. It should be noted that the "Fall 2001 Florida Consensus Estimating Conference" estimated population growth at 2.60% for 1998-1999, 2.571% for 1999-2000, and 2.365% for 2000-2001. Those estimates also indicated that Florida's population growth would only increase by 1.860% in fiscal year 2002-2003. Other estimates indicate that net migration in Florida was 167,200 in 1999 and 178,400 in 2000. Foreign migration to Florida remains strong, offsetting drops in domestic migration. However, more restrictive immigration policies may decrease foreign immigration; population growth is not assured nor is it an assurance of a strong economy.

     Florida is a leading region for relocation after retirement. July 1998 estimates indicate that 18.1% of Florida's population is over the age of 65. That figure grew to 18.9% as of the June 2000 Census. June 2002 estimates place 17.48% of Florida's population at age 65 or older. Florida's growth is partially caused by the number of retirees moving to take advantage of the favorable climate. In-migration has historically been a major driving force of Florida's economy. However, nationally, the growth in the number of young adults and retirees, the two groups most likely to move to Florida, is expected to decline significantly, as a result of changes in the overall age structure of the U.S. population. In addition, despite projections for slower overall population growth, an acceleration in the growth rate of Florida's school age population and over-80 population is expected, increasing the demands for government services particularly in the education and health care areas.

     Florida is attracting a significant number of working-age people. For instance, 2000 estimates indicated that since 1985 the prime working-age population (18-44 years of age) has grown at an average annual rate of approximately 2.2%. 1998 estimates indicated that Florida had a total population of approximately 15,111,200, comprised of approximately 935,000 persons between the ages of 15-19 years old, 5,089,100 persons between the ages of 20-44, and 3,192,500 persons between the ages of 45 and 64 years old. As of 1998 estimates, approximately 55.5% of Florida's population was between the ages of 20 and 64 years old. June 2001 estimates indicated Florida's population in 2000 was comprised of approximately: 3,048,560 persons aged 0-14; 1,953,978 persons aged 15-24; 4,565,761 persons aged 25-44; 3,019,912 persons aged 45-64; and 2,794,167 persons  aged  65 and  over.  June  2002  estimates  have  Florida's  population comprised of: 3,048,530 persons aged 0-14; 1,953,978 persons aged 15-24; 4,565,761 persons aged 25-44; 3,619,912 persons aged 45-64; and 2,794,167 persons aged 65 and over.

     Due to the large number of retirees, Florida's personal income has generally been insulated from certain economic effects. Florida's total personal income grew from $386.653 billion in 1998 to $422.576 billion in 1999; to $447.012 billion in 2000; and projections for 2001 were $461.382 billion. However, Florida's 2001 Comprehensive Annual Financial Report placed estimates of Florida's 2001 personal income at $472.459 billion. Florida's per capita personal income grew by about 4.1% in 1997, compared to the national average of about 4.7% per annum during 1992 through 1997. Fourth quarter of 1998 estimates indicated that the gain had increased to 6.3%. Growth in Florida's personal income dropped to 4.6% in 1999, due in part to overall slowing of the economy and lowered interest rates. Personal income was estimated to grow at 6% in 2000 and as much as 7.3% in 2001. Estimates for fiscal year 2001-2002 indicated an increase of only 4.012%. However November 2002 estimates revised those gains decreased to only 3.7% in 2001-2002 and 4.6% for 2003-2004. Nonetheless, the current climate of very low interest rates has negatively impacted that growth as large numbers of Florida retirees' incomes are directly or indirectly tied to interest rates. Also, because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (including social security and pension benefits, among other sources of income) are relatively more important sources of income to the State than in the nation, generally, and the southeast. Property income and transfer payments are typically less sensitive to national business cycles than employment income and, therefore, have traditionally acted as a stabilizing force within Florida's economy during weak economic periods. Efforts at both the state and federal level are underway to reduce health care expenditures and Florida relies more than most other states on federal Medicare and Medicaid dollars targeted to the elderly. In addition, cuts in entitlements such as Social Security could have an adverse impact on Florida's economy. Feared entitlement cuts themselves have the effect of reducing the consumer confidence of Florida's elderly population.

     The service sector is Florida's largest employer. Florida is predominantly a service-oriented state, in the bottom fifth of states in per capita value added to the economy by manufacturing. Service employment has been adversely affected by the slowing overall economy and impact of terrorism, war and worsening overall economy. In contrast, the southeast and the nation have a greater proportion of manufacturing jobs which tend to pay higher wages. Consolidations, restructurings and failures in the service sector, in recent years, have adversely affected the Florida economy. In addition, manufacturing jobs in Florida differ substantially from those available nationwide and in the southeast, which are more concentrated in areas such as heavy equipment, primary metals, chemicals and textile mill products. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of manufacturing jobs tend to be less cyclical than other forms of manufacturing employment. Florida's manufacturing sector has kept pace with the nation, at about 6% of the total U.S. manufacturing employment, since the beginning of the 1990s. Earlier estimates predicted Florida's manufacturing sector employment contraction by - 0.8% in fiscal year 1999-2000 and a flat performance in fiscal year 2001-2002. However, Fall 2002 estimates indicated manufacturing sector employment shrunk by 6.1% in 2001 and 2.5% in 2002. That slide expected to slow to a drop of 1.4% in 2003. Significant reductions in available venture capital for new technology-based companies have reduced expansion in technologies. And, defense cutbacks and a diminished space program may make it difficult to expand or even maintain Florida's existing relatively small high-tech manufacturing base. But, the war on terrorism has resulted in increased defense spending in Florida. Several key military-related bases are located in the state. Florida ranks 6th among all states in Department of Defense Prime Contracts.

     In the area of international trade, Florida is considered well positioned to take advantage of economic growth in Latin America when it returns. Florida's exports to its top five Latin American markets (Brazil, Columbia, Argentina, Venezuela and Dominican Republic) reached $10 billion in 1994. Florida's exports were up 9% in 1999-2000 over the prior year and as much as 11% in early 2001. However, recent political and economic crises in Argentina, Venezuela and other Latin American nations, have begun to negatively impact Florida's exports to Latin America. Recent strikes in Latin American countries, like those in Venezuela, have contributed to problems with Latin American numbers.

     During the period 1989 through 1999, Florida's total employment grew by approximately 28.5%. Florida's non-farm employment increased by approximately 4.1% during the 1-year period ending December 1999 but weakened substantially for 2001. Non-farm employment is expected to have negative growth rates in the fourth quarter of 2001 and first quarter of 2002, resulting in an expected loss of 41,300 jobs in two quarters. While recovery is anticipated in 2002-2003, Fall 2002 estimates indicate that the growth rate for non-farm jobs in 2001-2002 was 0.3% and will be only 1.1% in 2002-2003. Yet those same estimates indicate 2003-2004 non-farm employment will increase by 2.8%. Florida's unemployment rate is expected to climb to 5.31% in 2001-2002 and to 5.46% in 2002-2003, but drop to 5.01% in 2003-2004 However, the increase in total wages and salaries paid in Florida is expected to fall off from a 9.1% increase in fiscal year 2000-2001, to 3% in fiscal year 2001-2002, and 3.8% in fiscal year 2002-2003.

     Florida's economy has been and currently is partially dependent on the highly cyclical construction and construction-related manufacturing sectors. Traditionally, Florida's rapid growth in population has been a driving force behind Florida's construction industry. However, factors such as a tight labor market, Federal tax reform, the availability and cost of financing, over-development, impact and other development fees and Florida's growth management legislation and comprehensive planning requirements may adversely affect construction activity. The recent trend towards record low interest rates may stimulate construction or partially offset losses due to a weakening economy. Increases in interest rates prior to economic recovery will diminish construction activity. A large drop in housing was expected in 2001 as reflected in a loss of 22,900 housing starts units. Total construction expenditures were also projected to decline -2.2% in the 2001 fiscal year, but were projected to grow 1.8% in 2002-2003. However, housing starts spiked in 2001-2002, adding about 12,000 units. Recent estimates indicate a decline in 2002-2003 with an estimated moderate increase in 2003-2004. In comparison, prior estimates for October 2000 indicated that construction employment grew by 3% during 1999. Florida's single and multi-family housing starts accounted for approximately 8.5% of total U.S. housing starts in 1995, although Florida's population is approximately 5.4% of the U.S. population. Housing starts, which had been positive, declined by an estimated 5.6% in fiscal year 2001-2002, but are expected to grow 5.1% in 2002-2003 due, in part, to low interest rates. Estimates of multi-family permits were 58,153 in 1999 and dropped to 45,360 in 2000. Estimates of single-family permits were 97,889 in 1998, 106,569 in 1999 and 102,920 in 2000. However, estimates for 2001-2002 indicated these figures would drop to 91,554. Yet, total construction equipment grew in 2001-2002 by 1.5%. However, it is anticipated to decline 0.4% in 2002-2003 and continue to slide by 2.5% in 2003-2004. November 2002 estimates of private housing starts indicate an estimated increase from 162,900 to 174,900 in 2001-2002, a decrease to 158,000 in 2002-2003 and an anticipated increase to 161,100 in 2003-2004.
But, total construction employment is expected to decrease in 2003-2004 due to weakness in the commercial market.

     Florida's Fall 2001 General Revenue Estimating Conference was held shortly after the terrorist attacks. The State's General Revenue receipts for that year were expected to be $673.2 million less than was anticipated and appropriated when the Legislature crafted the budget, representing a 3.4% shortfall in the budget. The General Revenue estimate for fiscal year 2002-2003 was also reduced by $800.8 million. State revenue estimators revised their projections in October, 2001, increasing the estimated budget shortfall for the 2001 fiscal year from approximately $670 million to $1.3 billion. However, the State 2002 fiscal year closed with preliminary projections of general revenues 0.9% higher than in 2001, or $150 million higher than in 2001. However, Florida's total direct revenues for fiscal year 2002 as reported in the FCAFR were $19.597 billion, which was $457.647 million less than projected in Florida's 2003 final budget.

     The greatest single source of tax receipts in Florida is the sales and use tax, which accounted for approximately $15.594 billion in the past fiscal year. The State's dependence on sales taxes keeps the State susceptible to economic downturns that could cause a reduction in sales tax collections. Growth estimates for the yield from gross tax receipts rose from 4.5% to 6% in 1998-1999, and actual collections were up 7.7%. October 2001 growth rate projections estimate a 5.8% increase in fiscal years 2000-2001 and 2.1% to 2.2% in 2001-2002. The growth rate in gross tax receipts has been estimated to be 3% annually from 2003 through 2008.

     Florida is also beginning to feel the pinch of 2001 changes to the Federal Tax Code which phases out the estate tax, which by some estimates is to result in $173 million less in state estate taxes for Florida which are constitutionally tied to that federal tax.

     Florida depends more on sales taxes than most other states. This reliance has increased over time primarily because of a constitutional prohibition of a personal income tax and the reservation of ad valorem property taxes to local governments. The State does not levy ad valorem taxes on real property or tangible personal property. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. Over the 8-year period ending in 2000, state sales tax per capita increased by an average of 5.1% per year. As a percentage of personal income, state sales taxes grew from 6.3% to 6.4%. Over the long term, how Florida addresses taxation of internet sales transactions may have a significant impact on its sales tax receipts.

     Slightly less than 10% of the sales tax is designated for local governments and is distributed to the counties in which it is collected for local use by such counties and their municipalities. In addition, local governments may have (by referendum) limited authority to assess discretionary sales surtaxes within their counties.

     Florida's Tobacco Settlement Agreement impacts the State's resources. It is expected to total approximately $13 billion over a 13-year period. As of June 2001, the Lawton Chiles Endowment Fund, funded by settlement monies, had a total fund balance of $1.26 billion, and as of June 2002, the State received approximately $3.3 billion of settlement funds.

     In December 2001, the Florida Legislature completed the second special session called to balance the State budget in the face of severe revenue shortfalls. Due to the economic slowdown's affect on revenues, the State faced a $1.3 billion General Revenue deficit it had to correct in fiscal year 2002. This budget cut net General Revenue spending by $1.029 billion. Some of these adjustments were addressed, however, by non-recurring appropriations from Trust Funds so the net reduction in total spending for the cut programs during this budget year is closer to $800 million. Some of the cuts were also partially restored with non-recurring General Revenue. The brunt of the cuts are expected to be felt during fiscal year 2003-2004 as this appropriations bill effectively reduces that year's recurring General Revenue budget by $1.2 billion. As of December 2002, the Florida Division of Bond Financing reported near record high debt to revenue ratios, exceeding those of all other states.

     In recent years, education shouldered the lion's share of budgetary cuts and the State workforce was reduced. In addition to the cuts, the Legislature accelerated spending on programs to stimulate the economy. The 2001 budget included a nearly $1 billion stimulus package, including: approximately $530 million to speed-up road-building; $260 million for construction at schools, colleges and universities; $20 million for tourist marketing efforts; and $16 million for enhanced security. In 2001 about $75 million in Trust Fund transfers and reversions helped to mitigate the cuts and a net $61 million in lottery funds was used to reduce education cuts. Also reducing the need for cuts was the decision to delay a reduction in the intangibles tax that was passed during the Legislature's prior General Session. These efforts were expected to increase revenue by an estimated $128 million. The State's 2001 $941 million Budget Stabilization Fund was left intact. However, for the current fiscal year, increased education expenditures are expected as a result of Florida's new "class size" constitutional amendment which is projected to have a cumulative cost between $20 billion to $27.5 billion through 2010, and annual operation costs of about $2.5 billion.

     The 2001 General Session was the fourth in a row to reduce the intangibles tax, part of a widely supported plan to phase-out this tax. It increased the intangibles property exemptions to $250,000 for a single taxpayer and $500,000 for married taxpayers and created a new $250,000 exemption for businesses. However, as mentioned in the immediately preceding paragraph, to help balance the budget, the Legislature delayed the effective date of the cut for 18 months (since the tax is levied on January 1 of each year, the delay is effectively two years.) This means that until July 1, 2003, the exemptions will be $20,000 per individual and $40,000 per married couple and business will have no intangibles tax exemption. As of November 2002, Florida residents will still be subject to a 0.1% recurring intangibles tax levied on the fair market value of appreciable assets including stock, bonds, and non-exempt investments.

     As a result of tax cuts and population increases, Florida may face budget shortfalls for certain programs. For example, recent reports have indicated that Florida would have a $1 billion shortfall in Medicaid funding for 2002-2003 due to tax cuts coupled with under-estimates of such costs in the years 1999 - 2000 and 2000 - 2001. However, Florida's commitment to budgetary stability continues.

     Due to its involvement in a wide range of activities and the complexity of its system of taxation, Florida is a party to various legal actions. The outcomes of some of these actions could significantly reduce Florida's ability to collect taxes, force Florida to refund taxes already collected, require the State to pay damage awards, or result in the loss of valuable state property. Furthermore, past and pending litigation, to which Florida is not a party, may create precedents which may effectively result in future costs or revenue losses. In addition, the issuers may be involved in a variety of litigation which could have a significant adverse impact on their financial standing.

     Florida's local governments operate in a restrictive legal and political fiscal environment. They are faced with State-imposed revenue raising and revenue expenditure constraints, rapid population growth, and voters' expectations for expanded services without higher property taxes. The Florida Constitution preempts to the State all revenue sources not specifically provided by law, except for the ad valorem property tax. It also limits levies of local governments to 10 mills. A constitutionally mandated homestead tax exemption of $25,000 per homestead also has eroded the tax base of many less populated counties. In addition, a recent constitutional amendment limits the ability of local governments to increase the assessed valuation of homestead property, which, together with the 10 mills limitation, could have a substantial adverse affect on local governments in the future. Florida law also requires that agricultural property be assessed according to its value in current use rather than its fair market value. Florida's local governments are not permitted by law to impose a personal income or payroll tax.

     Florida's Growth Management Act requires local governments to prepare growth plans for approval by the State. Local government growth plans must be restricted to require that new development will not be permitted unless adequate infrastructure such as roads, sewer, water and parks are available concurrently with the development. Known as Florida's "concurrency" requirement, this constraint has put heavy economic and political pressure on local governments. In addition, the Growth Management Act has spawned litigation involving local governments, which itself consumes resources, and in which an adverse outcome can adversely affect the local governments involved.

     In November 1994, the voters approved the Florida Legislature's joint resolution to amend the Florida Constitution. This amendment limits the amount of taxes, fees, licenses and charges imposed by the legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State Legislature. Any excess revenues generated must be put into the Budget Stabilization Fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the revenue limitation, however, are revenues pledged to State bonds.

     In 2000, Florida residents voted in favor to amend the Florida Constitution to require the building of a high speed rail transportation linking several of Florida's major cities. Estimates of the cost to do so have varied widely. The amendment calls for construction to begin by November, 2003, but the budget shortfall calls that into question. The first phase of the system is anticipated to cost at least $1.3 billion. In April of 2003, legislators are expected to decide if they will deliver taxpayer backed bonds to finance what the private sector cannot or will not finance. The political support for and effect of such constitutional amendment or a repeal of it remains uncertain.

     Contributing to lowered general revenue growth are various tax law changes recently implemented. In addition to the reduction in the intangible tax, reductions were made in motor fuel taxes, pari-mutuel taxes, beverage taxes, and sales tax exemptions and sales tax holidays on clothing were continued or extended. Florida also restructured the distribution of tax receipts, designating tax collections previously distributed to local governments to be retained by the State -- instead, local government shares are distributed from the sales tax.

     The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the size of offerings, maturity of the obligations, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

     General obligation bonds issued by the State of Florida have consistently been rated Aa2, AA+, and AA by Moody's, S & P, and Fitch IBCA. Inc., respectively. There is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such rating agencies, or either of them if circumstances warrant. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse affect on the market price of Florida municipal instruments. Moreover, the rating of a particular series of revenue bonds or municipal obligations relates primarily to the project, facility, governmental entity or other revenue source which will fund repayment.

     Florida's rapid growth is straining resources but has also permitted the expansion of local governments and creates greater economic depth and diversity. While infrastructure developments have lagged behind population growth, it is expected that more infrastructure projects will be created, thereby increasing Florida's governmental indebtedness and the issuance of additional municipal instruments.

     While the bond ratings and some of the information presented above may indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular municipal instruments in the portfolio of the Florida Fund will not be adversely affected by any changes in the economy. In addition, the economic condition in Florida as a whole is only one factor affecting individual municipal instruments, which are subject to the influence of a multitude of local political, economic and legal conditions and developments.

     RISK FACTORS FOR THE GEORGIA FUND. The Georgia Fund will concentrate its investments in debt obligations of the State of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia obligations may be adversely affected by economic and political conditions and economic and legal developments within the State of Georgia. The information contained in this summary of risk factors for the Georgia Fund is not intended to be a complete discussion of all relevant risk factors. There may be other factors not discussed herein that may adversely affect the value of the payment of interest and principal on the Georgia Obligations.

     For fiscal year 2002, the Georgia General Assembly authorized and the Governor approved $1,326,725,000 in general obligation debt. At the end of fiscal year 2002, the State of Georgia had existing general obligation debt totaling $6,058,295,000. As of the date of printing, the Georgia General Assembly has not authorized Georgia's 2003 general obligation debt. The 2001A, 2001B, 2001C and 2001D and 2002A and 2002B series of Georgia general obligation bonds are rated Aaa, AAA and AAA by Moody's, S&P, and Fitch, respectively. However, there is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such agencies. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse effect on the market price of Georgia municipal instruments.

     Georgia continues to experience steady growth in its demographic arena, but continues to experience a slow-down in its economic arena. According to the Georgia Department of Revenue, Georgia's total net revenue collections for the fiscal years ending June 30, 2001 and June 30, 2002, amounted to approximately $13,934,125,749 and $13,044,946,500, respectively, an increase of approximately 6.84% and a decrease of approximately - 6.38%, respectively, from the previous fiscal years. Estimated revenue from taxes and fees for fiscal year 2003 is projected to be approximately $13,828,696,519.

     Although Georgia's unemployment rate has increased to approximately 4.6%, Georgia's unemployment rate remains below the national average according to the Bureau of Labor Statistics. The Department of Labor for the State of Georgia projects that total employment in Georgia will increase by approximately 24% during the ten-year period from 1998 to 2008. The U.S. Census Bureau projects that Georgia's total population will grow steadily, with projected population to increase to 9.2 million people by the year 2015.

     Although the ratings and other factors mentioned above indicate that Georgia's financial future appears satisfactory, should the above-mentioned economic slow-down continue or worsen, Georgia's economy and state revenues could be adversely affected. There can be no assurance that the any of the factors discussed above will not negatively affect the market value of the Georgia Obligations or the ability of either the State of Georgia or its instrumentalities to pay interest and repay principal on the Georgia Obligations in a timely manner.

     RISK FACTORS FOR THE MARYLAND FUND. Some of the significant financial considerations relating to the investments of the Maryland Fund are summarized below. This information is derived principally from an official statement dated July 31, 2002, relating to the issuance of the State of Maryland's general obligation bonds and does not purport to be a complete description.

     The State of Maryland is currently dealing with a sustained economic slowdown, as are the federal government and most of the other states in the union. At the State level, this slowdown has caused a reduction in anticipated income tax revenues resulting in large projected budget deficits in fiscal year 2003 (estimated to be in the $300 - $600 million range) and fiscal year 2004 (estimated to be in excess of $1.2 billon). The newly installed Governor of the State has pledged to fill these budget gaps without raising taxes. The State Constitution mandates a balanced budget. The State's total General Fund expenditures (on a GAAP basis) for the fiscal years ended June 30, 1999, June 30, 2000 and June 30, 2001 were $11.096 billion, $11.905 billion, and $13.033 billion, respectively. The State's General Fund, the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited, representing approximately 45% - 55% of each year's total budget, had a surplus on a GAAP basis of $382.8 million in fiscal year 1999, $392.1 million in fiscal year 2000 and $86.5 million in fiscal year 2001.

     On April 3, 2001, the General Assembly approved the 2002 fiscal year budget. The 2002 Budget included $3.3 billion in aid to local governments. Although the State ended fiscal year 2002 with a sizeable surplus in its General Fund, the amount of such surplus was less than originally estimated. In particular, on August 29, 2002 the State's Comptroller announced that the General Fund surplus for fiscal year 2002 (which had in substantial part been included in revenues in the fiscal year 2003 Budget) was more than $100 million less than expected. In addition, it was estimated that the balance of the Revenue Stabilization Account as of June 30, 2002 would fall from its fiscal year 2001 ending balance of $888.2 million to $547.9 million. The Revenue
Stabilization Account of the State Reserve Fund was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. The 2002 Budget did not include any proposed expenditures dependent on additional revenue from new or broad-based taxes.

     On April 4, 2002, the General Assembly approved the fiscal year 2003 Budget. The 2003 Budget includes $3.6 billion in aid to local governments and $171.7 million in net General Fund deficiency appropriations for fiscal year 2002. It was estimated in the initially approved fiscal year 2003 Budget, that the general fund surplus on a budgetary basis at June 30, 2003, would be approximately $13.5 million. In addition, it was estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2003 would be $500.5 million. As previously stated, the State of Maryland has not been immune to the recession affecting the national economy. The State's collection of revenues has been less than previously estimated. It is therefore questionable whether the Revenue Stabilization Account balance estimates set forth as of July 31, 2002 will be realized or whether in fact the entire balance therein will be used to offset the budget deficits in fiscal years 2003 and 2004.

     The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

     According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa3" by Moody's and "AA" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegany County, which are rated "Baa1". The general obligation bonds of Baltimore City, one of the most populous municipalities in Maryland, are rated "A1" by Moody's and "A+" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P. Most Maryland Health and Higher Education Authority and State Department of Transportation revenue bonds issues have received an "A" rating or better from Moody's. See Appendix A for a description of municipal bond ratings.

     While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies remain in satisfactory economic health, in spite of the economic downturn, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

     RISK FACTORS FOR THE MASSACHUSETTS FUND. Some of the significant financial considerations relating to the investments of the Massachusetts Fund are summarized below. This information is derived principally from official statements and preliminary official statements released on or before January 1, 2003, relating to issues of Massachusetts obligations and does not purport to be a complete description.

     Annual expenditures by the Commonwealth of Massachusetts for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. The fiscal 1990 and 1991 budgetary deficits were in effect funded by the issue of $1.42 billion of bonds. Total revenues and other sources exceeded total expenditures and other uses in fiscal 1992, 1993, 1994, 1995, 1996, 1997 and 1998 by approximately $312.3 million, $13.1 million, $26.8 million, $136.7 million, $446.4 million, $221.0 million and $798.1 million, respectively. Total revenues and other sources in fiscal 1999 were $79.7 million less than total expenditures and other uses with the $79.7 million deficit being provided for by the application of fiscal 1999 beginning fund balances. Total revenues and other sources exceeded total expenditures and other uses in fiscal 2000 and 2001 by approximately $173 million and $725.6 million, respectively. Total revenues and other sources in fiscal 2002 were $1.625 billion less than total expenditures and other uses with the $1.625 billion deficit being provided for by the application of fiscal 2002 beginning fund balances.

     Because of the recent economic downturn, fiscal 2003 revenues are now estimated to be substantially lower than the revenue estimates used when the fiscal 2003 budget was enacted. Accordingly, the Governor and state legislature are considering a variety of reductions in expenditures and increases in revenues to address the fiscal 2003 budget imbalance.

     In Massachusetts the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, by limiting the amount by which the total property taxes may increase from year to year. The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in Commonwealth funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2002.

     Limitations on Commonwealth tax revenues have been established by public approval of an initiative petition on November 4, 1986. The initiative petition contains no exclusion for debt service on Commonwealth bond and notes or for payments on Commonwealth guarantees. Commonwealth tax revenues in fiscal 1987 exceeded the limit imposed by the initiative petition resulting in an estimated $29.2 million reduction which was distributed to taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. Tax revenues since fiscal 1988 have not exceeded the limit set by the initiative petition.

     The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principals (GAAP) as defined by the Government Accounting Standards Board ("GASB"). The fiscal 2002 financial statements were the first prepared by the Commonwealth in accordance with GASB Statements Nos. 34, 35, 37 and 38. Such GAAP basis financial statements indicated that the Commonwealth ended fiscal 2002 with fund equities of approximately $2.468 billion.

     RISK FACTORS FOR THE MICHIGAN FUND. In addition to the interest rate, credit, and market investment risks described in the prospectus, and the concentration risks applicable to single state funds, the following information summarizes political, economic and legal developments within the State of Michigan (the "State") that may also adversely affect Michigan municipal bonds and obligations. The information set forth below is derived in part from official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

     The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State's economy. Transportation products and industrial machinery remain the two largest segments of the durable goods manufacturing industry. These particular industries are highly cyclical and, in recent years, operated at somewhat less than full capacity. The cyclical nature of these manufacturing industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

     In 1977, the State enacted legislation which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF is designed to accumulate balances during years of significant economic growth which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years generally reflect the effects of an expanding economy and increased tax and other revenues received by the State. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF had grown from $579.8 million at September 30, 1997 to $1.26 billion at September 30, 2000. The balance of the BSF declined to $994.2 million at September 30, 2001, the date of the latest audited financial statements available. The State's audited Annual Financial report for its fiscal years ending September 30 is generally available at the end of March of the following year.

     Beginning in the last quarter of calendar year 2000 and continuing during 2001 and 2002, the State reported that tax and other revenues declined and lagged behind the corresponding months of 1999. The unemployment rate in the State began to rise, reversing a trend of several years' decreasing unemployment. Unemployment figures available for 2001 and 2002 reflect increasing monthly unemployment, and the State unemployment rate since January 2001 again exceeds the national average. At present, consistent with the down-turn in the national economy, the State is experiencing an economic slow-down which has resulted in reductions of anticipated State revenues. In 2001, the State Legislature completed required approvals of an executive order of the Governor which reduced 2001-02 appropriated State expenditures and which provided for reductions in revenue sharing for Michigan municipalities. The State Legislature also appropriated transfers from the BSF of up to $752.0 million during fiscal year 2001-2 and up to $239.0 million during fiscal year 2002-03 to avoid anticipated budget deficits. Preliminary estimates for the September 30, 2002 fiscal year-end estimate the BSF balance to be $145.2 million at September 30, 2002.

     Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

     Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     The  State is a party to  various  legal  proceedings  seeking  damages  or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs and finances. These lawsuits involve programs in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. Although legislation was enacted in 2000 to resolve and fund the settlement of certain of this litigation, and to authorize transfers from the BSF, for example, to the School Aid Fund, the ultimate resolution of those claims is not presently determinable, and the State has not expressed any opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.

     Currently, following rating increases announced in 1998 and in 2000, the State's general obligation bonds are rated Aaa by Moody's and AAA by Standard & Poor's. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

     RISK FACTORS FOR THE MINNESOTA FUND. The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The Minnesota Fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.

     CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

     EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

     MINNESOTA'S ECONOMY. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 2001, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

     During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. Most of Minnesota's relatively slower growth during this period is associated with declining agricultural employment and with the two recessions in the U.S. economy occurring in the early 1980s which were more severe in Minnesota than nationwide. Minnesota non-farm employment growth generally kept pace with the nation in the period after the 1981-82 recession ended in late 1982. In the period 1990 to 2001, non-farm employment grew 25.6% compared to 20.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's.

     There are indications that the recession which began in March, 2001 may have been more severe in Minnesota than the nation as a whole. Through December, 2002 statewide payroll employment was 2.4% below its February, 2001 peak, compared to a fall of 1.3% nationally for such period.

     Since 1980, State per capita personal income has been within nine percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2001, Minnesota per capita personal income was 108.3% of the national average.

     Minnesota's monthly unemployment rate was generally less than the national average during 2000 and 2001, averaging 3.7% in 2001, as compared to the national average of 4.8%. A major continuing trend for Minnesota, as for the nation, is the la rge employment gain in the service industries. From 1990 to 2001, Minnesota service industry employment grew 46.8%. Accompanying this was a decline in agriculture and mining employment.

     Minnesota's resident population grew from 4,085,000 in 1980 to 4,387,000 in 1990, or at an average annual compound rate of 0.7%. In comparison, U.S. population grew at an annual compound rate of 0.9% during this period. In 2000, Minnesota's resident population was 4,919,000, reflecting an annual growth rate since 1990 of 1.2 percent. This is the same growth rate as the U.S. population as a whole. Minnesota's population grew at an annual rate of 0.7% in 2002, down from 1.0% the previous year.

     Manufacturing has proven to be a strong sector, with Minnesota employment growth in this area outperforming its U.S. counterpart in both the 1980-1990 and 1990-2000 periods. Minnesota's manufacturing industries accounted for 15.5% of the State's employment mix in 2001. In the durable goods industries, the State's employment in 2001 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 28.2% of the State's durable goods employment was concentrated in 2001, as compared to 18.9% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the industrial machinery classification.

     The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2001, 30.1% of the State's non-durable goods employment was concentrated in food and kindred industries, and 16.5% in paper and allied industries. This compares to 23.9% and 9.0%, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in Minnesota than in the nation.

     The State is situated in the midst of the family farm belt. Although a decline in jobs in agriculture is forecasted due to technological improvements and the trend away from small family farms, in 2000 Minnesota ranked sixth among all states in total cash receipts derived from agricultural products. In order of receipts, the six major agricultural products in 2000 were soybeans, hogs, corn, dairy products, cattle and calves, and turkeys.

     Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 6.0 thousand in 2001.

     STATE FISCAL MATTERS. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota's budget outlook has weakened substantially since the beginning of the current 2002-2003 biennium, which commenced July 1, 2001.

     According to an official State forecast released in November, 2002, the weak stock market, a slowly rebounding economy, and higher than projected human services expenditures combined to produce a projected general fund shortfall of $356 million for the biennium ending June 30, 2003. Because Minnesota's Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action was required to bring revenues and expenditures into balance before June 30, 2003. In mid-February, 2003 the Governor exercised his unallotment authority to reduce budgeted expenditures, postpone certain capital equipment sales tax refund payments, and utilize budget reserves and fund balances, to bring the budget into balance. According to the State's subsequent official forecast released in late February, 2003, the budget outlook for the biennium ending June 30, 2003 has deteriorated by an additional $11 million from the November, 2002 forecast. Therefore, further measures will be required to balance the 2003 budget.

     These shortfalls come on the heels of action taken by the Legislature earlier in 2002 to close a deficit for the biennium which had been projected in February, 2002 to be $2.289 billion. That action, which consisted primarily of reducing the budget reserve, eliminating certain cash balances, deferring certain aid payments to the next biennium and reducing some budgeted spending, had then been expected to provide for a projected June 30, 2003 general fund balance of zero and a projected budget reserve account balance of $318 million. The Governor's recent unallotments to eliminate the projected $356 million shortfall assumes utilizing the entire budget reserve balance by June 30, 2003.

     The February, 2003 forecast of revenues and expenditures for the 2004-05 biennium indicates a $4.23 billion deficit, including the $11 million deficit just forecast for the biennium ending June 30, 2003. This is approximately 14% of the $30.83 billion projected expenditures for the 2004-05 biennium and assumes $96 million of reserves. The $4.23 billion deficit compares with a projected deficit of $1.65 billion for the 2004-05 biennium as of the end of the 2002 legislative session, and reflects an increase of $14 million in the amount of the deficit for the 2004-05 biennium as compared to the amount that had been forecast in November, 2002. This forecast specifically establishes the current law context for budget development for the 2004-05 biennium. Since no budget is currently in place for that biennium, expenditure projections assume the extension of current programs, adjusted only for projected changes in caseload and enrollment. As required by law, inflation is no longer included in the expenditure projections. Expenditure differences between the end-of-session estimates and this forecast are largely due to changes in enrollment, caseload and other formula or program changes currently in law.

     Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

     Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor's unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the commissioner of finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.

     The State's bond ratings in October 2002 were Aaa by Moody's and AAA by S& P and Fitch's, but such ratings may be reduced if the State does not deal with projected budget deficits in a satisfactory manner. Moody's has placed the State on its watch list for a possible downgrade.

     LOCAL OBLIGATIONS. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

     At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. However, local finances are also affected by the amount of state aid that is made available. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. That aid may decrease substantially as a result of the State's projected budget deficits and could have substantial adverse effects on the economic and fiscal condition of local governments.

     Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

     MINNESOTA LEGISLATION. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such a case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

     RISK FACTORS FOR THE MISSOURI FUND. The following is a discussion of certain risk factors relevant to the Missouri Series. The Missouri Series will concentrate its investments in debt obligations of the State of Missouri and its local governmental entities ("Missouri Obligations"). The value of and the payment of interest and principal on the Missouri Obligations may be adversely affected by economic and political conditions and developments within or without the State of Missouri. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of the Missouri Obligations. The facts discussed herein were obtained primarily from published information regarding Missouri state entities. The information relates exclusively to the State of Missouri and is not intended to include any details relating to debt obligations of local governmental entities located in the State of Missouri that may be acquired by the Missouri Series. The discussion is limited to the general economic conditions in the State of Missouri.

     POPULATION. The following information was obtained from the Bureau of the Census, United States Department of Commerce. The U.S. Census Bureau estimates that as of July 1, 2002, Missouri has a total population of 5,672,579. According to the official 2000 Census, however, as of April 1, 2000, the population of the State of Missouri was 5,595,211, which caused Missouri to rank 17th in total population among the states. According to the 2000 Census, the population of the

State of Missouri increased 9.3% from 1990 to 2000, while the population of the U.S. increased 13.2% during the same period. Comparatively, during the decade between 1980 and 1990, Missouri's population increased 4.1% while the U.S. population increased 9.8%. The Missouri Office of Administration has projected that the population of Missouri will increase 5.5% from 2000 to 2010 and 4.6% from 2010 to 2020, so that Missouri will have a total estimated population of approximately 6.1 million by 2020. Without an adequate population to support a meaningful tax base, state tax revenues may not be sufficient for the State of Missouri to make payments on its debt obligations.

     ECONOMY. Missouri's economy is divided primarily among agriculture, manufacturing, services, trade and government. The U.S. Bureau of Labor Statistics reported in October, 2002, that Missouri's largest non-agricultural employers were distributed as follows: services with 29% of the non-agricultural work force, trade (wholesale and retail) with 23.7% of the non-agricultural work force, government with 16% of the non-agricultural work force, and manufacturing with 13.5% of the non-agricultural work force. The annual per capita personal income for the State of Missouri for 1999, 2000 and 2001 was $25,865, $27,452 and $28,226, respectively, while the U.S. annual per capita income for the same years was $27,880, $29,770 and $30,472. The University of Missouri in Columbia, Missouri (the "University") has projected that the per capita income for Missouri residents grew 3.5% in 2001, will grow 2.6% in 2002, and will grow by an average of 3.9% between 2003 and 2004. Per capita income for U.S. residents is projected to grow 3.9% in 2002 and 6.1% in 2003 with similar growth expected in 2004 and 2005. Inadequate Missouri gross product or per capita income could adversely affect the State's tax revenues and, therefore, its ability to meet its current debt obligations.

     EMPLOYMENT. The U.S. Bureau of Labor Statistics has reported that Missouri's unemployment rates for fiscal year 2001 and for the period from January through November of 2002 were 4.7% and 5.0% respectively, while the U.S. unemployment rates for the same periods were approximately 4.8% and 5.8%. The University has projected that Missouri's unemployment rate will reach 5.2% in 2002 and will rise to 5.9% in 2003. The U.S. unemployment rate is projected to be 5.5% in 2002, 5.4% in 2003 and decrease to 4.8% in 2004. If the State has significant unemployment in future years, the State's tax revenues may not be adequate to pay its debt obligations.

     STATE REVENUES. The State of Missouri operates from a General Revenue Fund ("General Fund"). The General Fund includes funds received from tax revenues and federal grants. For fiscal year 2001, the State derived approximately 13.7% of the General Fund revenue from sales and use taxes, 35.5% from individual income taxes and 3.2% from corporate income taxes.

     The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. This limit is related to total state revenues for fiscal year 1981, as defined in Article X, Sections 16 through 24 of the Missouri State Constitution, and is adjusted annually in accordance with a formula related to increases in the average personal income of Missouri residents for certain designated periods. In addition, any tax increases above a defined limit require voter approval. This limit is the lesser of fifty million dollars (adjusted annually by the percentage change in the personal income of the State for the second previous fiscal year), or one percent of total State revenues for the second fiscal year prior to the general assembly=s action. Inadequate tax revenues due to the constitutional limitations may adversely affect the State's ability to pay its debt obligations.

     Federal grants accounted for approximately 29.0% of the General Fund revenues for fiscal year 2001. No assurances can be given that the amount of federal grants previously provided to the State will continue, and the amount of federal grants received by the State may have an effect on its ability to pay its debts.

     Missouri costs and outlays associated with the Kansas City and St. Louis school district desegregation cases will be phased out over time. Fiscal year 2001 payments pursuant to the final settlement agreements totaled $50 million, fiscal year 2002 payments totaled $20 million, and fiscal year 2003 payments will be $20 million.

     The Missouri State Constitution mandates a balanced annual state budget. The requirement of a balanced state budget may affect the ability of the State of Missouri to repay its debt obligations. For fiscal year 2000, the General Fund revenue, minus federal grants, amounted to $6.1 billion, which represented a 0.1% increase in General Fund revenue over the previous fiscal year. The balance in the General Fund as of the end of the 2000 fiscal year was $1155.5 million. This represented a 22.7% decrease in the General Fund balance from the end of fiscal year 1999.

     For fiscal year 2001, the State budgeted, exclusive of federal grants, $6.6 billion in General Fund revenue, which represented an 8.1% increase from the actual revenue amount for fiscal year 2000. However, for fiscal year 2001, the actual General Fund revenue, exclusive of federal grants, was approximately $6.3 billion, which was 4.5% lower than budgeted but represented a 3.3% increase from fiscal year 2000. The actual General Fund balance at the end of fiscal year 2001 was $990.1 million, which was 14.3% lower than the balance at the end of fiscal year 2000. For fiscal year 2002, the State of Missouri budgeted, exclusive of federal grants, $6.3 billion in General Fund revenue, which represents an amount equal to the actual revenue amount for fiscal year 2001. There are no assurances that the revenues and fund balances budgeted will be attained in the future. Decreases in revenues and the General Fund balance could adversely affect the State's ability to pay its debt obligations.

     STATE BOND  INDEBTEDNESS.  The State of Missouri is barred by Article  III,
Section 37 of the Missouri State Constitution from issuing debt instruments to fund government operations, subject to specified exceptions. One such exception authorizes the State to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital - - general obligation bonds and revenue bonds. The State has authorized and issued general obligation bonds through two state agencies for two specific needs. Water Pollution Control Bonds have been issued to provide funds for the protection of the environment through the control of water pollution. State Building Bonds have been issued to provide funds to improve state buildings and property. Payments on the general obligation bonds are made from the General Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected.

     In addition to state general obligation bonds, the State of Missouri has statutes that enable certain local political or governmental authorities, such as cities, counties and school districts, to issue general obligation bonds. These local general obligation bonds are required to be registered with the State Auditor's Office. Local general obligation bonds are backed by the general revenues (including ad valorem and other taxes) of the particular local governmental or political authority issuing such bonds. The State of Missouri generally has no obligation with respect to such bonds.

     The State is also authorized to issue revenue bonds. Revenue bonds generally provide funds for a specific project, and repayments are generally limited to the revenues from that project. However, the State may enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues from a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds. No assurances can be given that the State will receive sufficient revenues from the projects, or that the State will enact and collect a tax to be used to make the required payments on such bonds.

     As of June 30, 2001, according to the Committee on Legislative Research of the State of Missouri, the State of Missouri had outstanding total state general obligation bond debt amounting to $978,950,000 in principal and $453,170,162 in interest to be paid over the period such debt remains outstanding. On the same date, the State had outstanding state road bond debt totaling $250,000,000 in principal and $156,785,850 in interest and total state revenue bond debt amounting to $260,680,000 in principal and $166,064,981 in interest to be paid over the period such debt remains outstanding. In addition to the state bond debt, as of June 30, 2001, the total outstanding principal amount of debt issued by independent statutory authorities in Missouri was $20,079,766,319. Factors that may adversely affect the ability of the issuers to repay their debts include (1) statutory and constitutional limitations on the State of Missouri, its agencies, and local political and governmental authorities, and (2) the success of the projects to which the debts relate.

     MISSOURI BOND RATINGS. Standard & Poor's Corporation and Moody's Investor's Services, Inc. rating service of state bond issuers generally rate a bond issuer's ability to repay debt obligations. The general obligation bonds issued by the State of Missouri are currently rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investor's Services, Inc., the highest rating for each agency. However, prolonged uncertainty over the State's current financial outlook could impair the State's ability to maintain such ratings. No assurances can be given that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency. Any reduction in, suspension of, or withdrawal of such ratings may have an adverse effect on the resale market price of Missouri bonds. With respect to the rating of revenue bonds, such rating generally depends on the amount of the revenue from the specific project.

     RISK FACTORS FOR THE NEW JERSEY FUND. GENERAL. The State of New Jersey and public entities therein are authorized to issue two general classes of indebtedness, the interest on which is exempt from Federal income taxation: general obligation bonds and special obligation or revenue bonds. Both classes of bonds may be included in the New Jersey Fund portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuing entity, backed up by such entity's taxing authority, without recourse to any specific project or source of revenue. Special obligation or revenue bonds are typically repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and are issued by entities without taxing power. Unless specifically guaranteed, neither the State of New Jersey, any county, any municipality nor any political subdivisions thereof (except for the issuing entity) are liable for the payment of principal of or interest on revenue bonds.

     General obligation bonds are repaid from revenues obtained through the issuing entity's general taxing authority. The current political climate encourages maintaining or even lowering current tax levels. New Jersey law, however, requires taxes to be levied to repay debt.

     Any reduction in the amount of revenue generated by a facility or project financed by special obligation bonds will affect the issuing entity's ability to pay debt service on such bonds and no assurance can be given that sufficient revenues will be obtained from the facility or project to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     There are several types of public agencies in New Jersey that are authorized to issue revenue bonds for essential public purposes, including utilities authorities, improvement authorities, sewerage authorities, housing authorities, parking authorities, redevelopment agencies and various other authorities and agencies. These public agencies have issued bonds for the construction of hospitals, housing facilities, pollution control facilities, water and sewage facilities, power and electric facilities, resource recovery facilities and other public projects or facilities.

     Certain difficulties may occur in the construction or operation of such facilities or projects that would adversely affect the amount of revenues derived therefrom in order to support the issuing entity's payment obligation on the bonds issued therefor. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislature to limit costs for health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there may be several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation. Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities and resource recovery facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     The New Jersey Economic Development Authority (the "EDA") is a major issuer of special obligation bonds on a conduit basis in connection with its authority, pursuant to New Jersey law, to make loans and extend credit for the financing of projects for public purposes. The EDA issues the bonds and loans the proceeds to a borrower who agrees to repay the EDA amounts sufficient to pay principal and interest on the bonds when the same becomes due.

     Some borrowers that financed facilities with proceeds of industrial development bonds issued by the EDA have defaulted on their repayment obligations to the EDA. Since these special obligation bonds were payable only from money received from the specific projects that were funded or from other sources pledged by the borrower to support its repayment obligation, the EDA was unable to pay debt service to the holders of the bonds issued for the respective projects. However, because each issue of special obligation bonds depends on its own revenue for repayment, these defaults should not affect the ability of the EDA to pay debt service on other bonds it issues in the future on behalf of qualified borrowers.

     DEMOGRAPHIC AND ECONOMIC INFORMATION. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, D.C. and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced most of New Jersey's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make New Jersey an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in New Jersey.

     New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1976, casino gambling in Atlantic City has been an important New Jersey tourist attraction.

     New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27% in the 1970s. Between 1980 and 1990, the annual rate of growth rose to 0.51% and between 1990 and 2000, accelerated to .83%. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

     The increase in New Jersey's total population during the past quarter century masks the redistribution of population within New Jersey. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

     ECONOMIC OUTLOOK. During calendar year 2002, New Jersey's economy continued at a sluggish pace similar to the rest of the nation. The economic slowdown began in 2001 with average annual employment declining by 0.7% as compared to the 2.4% growth in 2000. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001. Due to weakening labor market conditions, New Jersey's personal income growth also moderated to a 3% rate in 2001, substantially below the record pace of 9.9% in 2000. The current estimate of 2002 personal income growth is in the 3% range.

     New Jersey's unemployment rate in November 2002 was 5.6%, up from 4.2%, the average annual rate for 2001. The unemployment rate climbed in early 2002, reaching 5.6% in March, declined to 5.3% in August, climbed back to 5.6% in October but remained flat in November 2002. Although growth in the job market is still weak, New Jersey's employment level continues to remain above four million, showing positive monthly gains in October and November 2002, the first such monthly gains since late 2001.

     Economic forecasts as of December 2002 for the national and New Jersey economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. The Federal Reserve expects the recovery to remain uneven over the near term, but to continue in view of the growth in productivity and low interest rates. Economic activity is expected to pick up modestly in 2003 and accelerate in 2004.

     New Jersey's economy is expected to follow the national trend in 2003. Employment growth is projected to be slightly negative in 2002 but grow moderately at close to 1% in 2003. Personal income growth in New Jersey is expected to remain around 3% in 2002 and then grow modestly in 2003. Housing starts in 2002 are expected to be above the 2001 level and ease slightly in 2003. New vehicle registrations are projected to moderate from the high levels set in 2000 and 2001 but remain close to 630,000+ units in 2002 and 2003. Inflation is expected to remain modest, below 2.5% in 2002 and 2003. Low inflation continues to benefit New Jersey consumers and businesses. Low interest rates continue to support spending on housing and other consumer durables in New Jersey.

     To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

     New Jersey and the nation may experience further near-term slow growth and the expected recovery may stall in early 2003 if consumers, investors, and businesses became more cautious than currently assumed. However, the fundamentals of New Jersey's economic health remain stable and the long run prospects for economic growth in New Jersey in 2003 and beyond are favorable.

     To the extent that any adverse conditions exist in the future that affect the ability of public agencies within New Jersey to pay debt service on their obligations, the value of the New Jersey Fund may be immediately and substantially affected.

     BUDGET AND APPROPRIATION SYSTEM. New Jersey operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 2003" refers to New Jersey's fiscal year beginning July 1, 2002 and ending June 30, 2003.

     Pursuant to the New Jersey Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State of New Jersey government and all other State of New Jersey purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State of New Jersey purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

     In addition to the Constitutional provisions, the New Jersey Statutes contain provisions concerning the budget and appropriation system. On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Budget Director a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. The Budget Director may hold hearings, open to the public, during the months of October, November and December and reviews the budget requests with the agency heads. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor. It is then the responsibility of the Governor to examine and consider all requests and formulate his or her budget recommendations.

     The Governor's budget message (the "Governor's Budget Message") is then transmitted on or before the third Tuesday following the first meeting of the State Legislature in each year, except in the year when a Governor is inaugurated, when it must be transmitted on or before February 15. The Governor's Budget Message must embody the proposed complete financial program of the State of New Jersey government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of
recommended   expenditures  for  each  spending  agency.   After  a  process  of
legislative committee review (including testimony from the New Jersey Treasurer), the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. In addition to anticipated revenues, the annual Appropriations Act also provides for the appropriation of non-budgeted revenue to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

     During the course of the fiscal year, the Governor may take steps to reduce State of New Jersey expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State of New Jersey does not incur a deficit. Under the New Jersey Constitution, no supplemental appropriation may be enacted after adoption of an annual Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

     In addition to the Constitutional and statutory provisions concerning budget-making, the New Jersey budget process during the past two decades has evolved into a strategic planning process in which the budget is related directly to the program objectives of governmental activities, and the costs and benefits of the programs of each agency are justified at various alternative funding levels. Certain revenue sources are constitutionally dedicated for specific purposes and therefore may be appropriated only for such purposes.

     LITIGATION. A lawsuit was filed on December 28, 2000 in the Superior Court of Bergen County, Law Division, challenging the constitutionality of various New Jersey statutes (collectively, the "New Jersey Contract Statutes"), which authorize the issuance by various New Jersey authorities and instrumentalities of bonds (the "New Jersey Contract Bonds") which are payable from amounts to be paid by the New Jersey Treasurer, subject to annual appropriation, under a contract with such authority or instrumentality. The plaintiffs sought a judgment declaring the New Jersey Contract Statutes unconstitutional under the New Jersey Constitution. The plaintiffs alleged that the issuance of the New Jersey Contract Bonds contemplated by the New Jersey Contract Statutes involved the issuance of State of New Jersey debt without prior voter approval, in violation of the Debt Limitation Clause of the New Jersey Constitution, Article VIII, Sec. 2, Para 3. On January 24, 2001, the Superior Court ruled in favor of the State of New Jersey and the named State of New Jersey authorities and instrumentalities (collectively, the "State of New Jersey Parties") by granting the State of New Jersey Parties' motion for summary judgment and dismissing the complaint and upholding the constitutionality of the New Jersey Contract Statutes under the New Jersey Constitution. The judge specifically found that the issuance of New Jersey Contract Bonds pursuant to the New Jersey Contract Statutes does not create a debt of the State of New Jersey. On January 29, 2001, the Superior Court entered an order dismissing the complaint in its entirety, and granting summary judgment in favor of the State of New Jersey Parties.

     On February 5, 2001, the plaintiffs filed a Notice of Appeal with the Superior Court, Appellate Division. On February 22, 2001, the State of New Jersey Parties' petition to the New Jersey Supreme Court for direct certification of the Superior Court decision was denied. However, the New Jersey Supreme Court ordered an accelerated briefing and argument schedule in the Appellate Division. On March 9, 2001, the plaintiffs filed a notice of motion in the Appellate Division seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of New Jersey Contract Bonds. On March 26, 2001, the Appellate Division denied the injunctive relieve sought by plaintiffs. On June 27, 2001, by a two-to-one decision, the Appellate Division affirmed the Superior Court's decision.

     On July 3, 2001, the plaintiffs filed a notice of appeal as of right in the New Jersey Supreme Court, where the matters remain pending. On August 17, 2001, the plaintiffs filed a notice of motion with the New Jersey Supreme Court seeking injunctive relief to restrain the defendants from taking any action in furtherance of the issuance and sale of New Jersey Contract Bonds and seeking to disqualify three of the New Jersey Supreme Court Justices from hearing the appeal. At the same time, plaintiffs filed their merits briefs with the New Jersey Supreme Court. The State of New Jersey Parties responded on August 27, 2001 in opposition to the motion. On September 21, 2001, the New Jersey Supreme Court denied the motion on both grounds. The New Jersey Supreme Court heard oral arguments on January 2, 2002.

      On August 21, 2002, the New Jersey Supreme Court issued a decision (the "August 21 Decision") affirming the decision of the Appellate Division only insofar as it upheld the constitutionality of the Educational Facilities Construction and Financing Act (the "EFCFA") and the issuance of New Jersey Contract Bonds thereunder (the "Educational Facilities Act New Jersey Contract Bonds"). With regard to all other State New Jersey Contract Statutes challenged by the plaintiffs, the New Jersey Supreme Court reserved ruling and scheduled the matter for additional briefing and reargument. Plaintiffs filed their Supplemental Brief with the New Jersey Supreme Court on September 10, 2002. On April 9, 2003, the New Jersey Supreme Court issued a decision affirming the decision of the Appellate Division denying plaintiff's claim with respect to all remaining claims concerning the constitutionality of New Jersey statutes that permitted the State of New Jersey to issue New Jersey Contracts Bonds, as defined above. The Court stated in its decision that "We leave to the legislative and executive branches, where it properly resides, the policy decision whether to propose a constitutional amendment redefining or otherwise altering the scope of the Debt Limitation Clause, or whether to restrain the creation of appropriations-backed debt by other means should the other branches deem such measures appropriate.

     RISK FACTORS FOR NEW YORK FUND. The New York Fund is highly sensitive and vulnerable to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities and authorities that issue the Municipal Instruments in which New York Fund concentrates its investments. The following information as to certain risk factors associated with New York Fund's concentration in Municipal Instruments issued by State issuers is only a brief summary, does not purport to be a complete description, and is based upon disclosure in Official Statements relating to offers of Municipal Instruments, and other publicly available information, prior to the end of January 2003. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information after the date thereof.

     The State's current fiscal year began on April 1, 2002 and ends on March 31, 2003. The Legislature failed to take final action on the Executive Budget by the statutory deadline of April 1, 2002, but did adopt the 2002-2003 fiscal year budget on May 22, 2002.

     Projections of total State receipts in the financial plan of the State for each fiscal year (the "State Financial Plan") are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     ECONOMIC AND FINANCIAL FACTORS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.

     The State has noted that current economic and financial trends - in particular, the prolonged and substantial decline in equity markets and the poor profit performance of financial service firms - have made it more likely that actual receipts for the 2002-2003 fiscal year will fall significantly below the levels previously projected. Whether this potentially significant decline in the State's revenue situation occurs depends of several factors, including the pace of the state and national economic recovery, the profit performance of the financial sector, and the timing of tax payments. Given the uncertainties surrounding the economy in general and the financial services sector in particular, the State is unable to quantify with confidence the potential impact on expected tax receipts.

     The State currently has $710 million in the Tax Stabilization Reserve Fund to guard against potential risks. Consistent with prudent fiscal practices, the Division of Budget ("DOB") is also developing a range of approaches totaling five percent of General Fund spending to help bolster the State's reserves and respond to heightened uncertainties surrounding the receipts forecast.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     2002-2003 BUDGET. Before the release of the Governor's 2003-2004 Executive Budget, the State was facing a potential $2.2 billion shortfall in 2002-2003. The Executive Budget makes recommendations that will close that shortfall. The potential budget gap was caused in part by $2.1 billion in lower-than-projected receipts, including a $1.9 billion in personal income taxes and $320 million in business taxes, offset by higher-than-projected receipts of $83 million in all other categories. In addition, before savings actions commenced by the Governor, the projected increase in spending would have been roughly $100 million more than expected, primarily in higher costs for Medicaid ($100 million), the World Trade Center ($51 million), a tuition assistance program ($33 million), and an early intervention program ($30 million), partially offset by lower than expected spending in fringe benefit costs ($71 million) and in a variety of other programs ($20 million).

     Nearly $700 million in savings are projected from efforts begun earlier this fiscal year to reduce costs. This reflects controls on operations including a 5 percent reduction in State agency spending, aggressive use of a targeted retirement incentive program, and Federal maximization efforts ($328 million). In addition, certain debt management actions, including efforts to take advantage of record-low interest rates by refinancing high-cost State debt, will lower debt service costs ($364 million).

     To avoid disruptive mid-year reductions to school aid and other programs, the Governor is seeking authorization to securitize the State's share of receipts from the tobacco manufacturer Master Settlement Agreement. Roughly $1.5 billion of the first $1.9 billion installment will be used to help balance the State Financial Plan in 2002-2003 in a manner that will permit an orderly transition to recurring structural budget balance. The remainder will be reserved for use in 2003-2004.

     To control costs, the State continues to impose a strict hiring freeze, curtail non-personal service spending, and take advantage of lower interest rates to generate debt service savings for the remainder of the fiscal year.

     General Fund Closing Balance. Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are now estimated at $39.94 billion, a decrease from 2001-2002 of $1.21 billion. General Fund tax receipts are estimated to be $2.85 billion below 2001-2002 results and $2.22 billion below mid-year estimates of DOB. The estimated year-over-year decline and the large revision in the estimates is the result of continued weakness in the economy, the multi-year impact of the September 11, 2001 attack on the financial services sector, and the associated decline in equity markets. The impact of the World Trade Center disaster on 2002-2003 receipts remains significant, and within the range estimated in the immediate aftermath of the attacks. The revisions in the estimates from prior mid-year projections, also reflect more up-to-date information on the economy and tax collections.

     SPECIAL CONSIDERATIONS. Current economic and financial trends have heightened the risk that actual receipts for the 2002-2003 fiscal year will fall significantly below the levels previously reported. An unusual amount of uncertainty surrounds those factors that have historically been prominent in determining the State's revenue performance. These factors include the profit performance of the financial sector and the timing of tax payments from high income individuals and businesses.

     It now appears likely that the national and state economies will rebound at a slower pace than projected under the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions.

     The New York economy suffered more than the nation as a whole during the recession, due to the September 11, 2001 devastation of downtown New York City and the importance of the finance and tourism industries to the State economy. Only recently have there been signs of an economic turnaround. Total State employment is expected to rise 0.7 percent in 2003, following a decline of 1.6 percent for 2002. Private sector employment is expected to rise 0.9 percent in 2003, following a decline of 2.1 percent in 2002. Bonus payments paid to financial service workers have been reduced significantly due to the recession and the steep decline of the stock market. On a calendar year basis, bonuses are estimated to have fallen 23.0 percent for 2002, followed by a 10.2 percent decline projected for 2003. In the aftermath of the bursting of the stock market bubble, it is expected that for the next two years bonuses in the finance and insurance sector will remain at about one-half of their 2001 peak level. Wages are expected to rise 2.3 percent in 2003, following a decline of 3.2 percent for 2002. Total State personal income is projected to increase 3.1 percent in 2003.

     More important from a revenue perspective, the prolonged and substantial decline in equity markets has increased the likelihood that tax payments will fall below current expectations, as well as increased the uncertainty of the timing of tax payments. The State receives a substantial portion of tax receipts from income and profits of financial service employees and companies. In addition, the taxable income of State taxpayers is affected by the changing value of equities and the associated impact on the value of capital gain transactions. Historically, declines in the stock market are followed by declines in personal income tax payments as tax liability associated with market transactions decline.

     Many uncertainties exist in the forecast of the national and State economies. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. Both bonus income and capital gains realizations have historically been subject to a high degree of variation and may produce results below current receipts forecasts. Also, the United States Congress is expected to consider several economic stimulus packages during the winter of 2003. Several proposals could have a detrimental impact on New York State income receipts.

     Financial service firms have suffered a second consecutive year of poor profit performance related to stock market declines and the fallout associated with the corporate accounting scandals. As a result, there have been, and it is expected that there will continue to be, further reductions in employment for this industry and declines in the compensation of highly paid financial service employees.

     OUTYEAR PROJECTIONS. The Governor submitted the Executive Budget for the 2003-2004 fiscal year on January 29, 2003. The State is facing a potential $9.3 billion shortfall in 2003-2004. The Governor's Executive Budget recommendations will close that shortfall. The causes of the potential budget gap are due to projected spending increases of $4.6 billion, lower-than-expected receipts of $3.1 billion and uses of reserves in 2002-2003 of $1.6 billion.

     Pursuant to the Governor's 2003-2004 Executive Budget and current DOB estimates, General Fund receipts for 2003-2004 are projected at $38.19 billion, or $1.75 billion below 2002-2003 estimates. Personal income tax collections for 2003-2004 are projected to reach $15.25 billion, a decrease of $1.93 billion (11.2 percent) from 2002-2003. The underlying weakness in income tax liability in 2002 and 2003 is mainly attributable to the significant economic devastation caused by the September 11, 2001 attacks and their aftermath. Decreases in State employment, wages, Wall Street bonuses, and non-wage income contribute to an estimated adjusted gross income decline for 2002 and a minimal increase in 2003.

     Pursuant to the Governor's 2003-2004 Executive Budget and current DOB estimates, user tax and fee receipts in 2002-2003 will rise by $456 million to $7.51 billion. This reflects the impact of $309 million in revenue gains from proposed legislation. Adjusted for these legislative proposals, the underlying growth rate is 2.1 percent.

     The sales and use tax accounts for nearly 90 percent of projected user tax and fee receipts. Sales and use tax receipts are responsive to economic trends, such as growth in income, prices and unemployment. Growth in disposable income, combined with modest employment gains, produce a projected increase of 4.3 percent for 2003-2004.

     Pursuant to the Governor's 2003-2004 Executive Budget and current DOB estimates, user taxes and fees also include cigarette, tobacco, and alcoholic beverage taxes and motor vehicle fees. Generally, the majority of the receipts from these sources are attributable to flat-rate volume-based levies that respond little, if at all, to short-term economic developments and are marked, in the main, by declining consumer trends.

     In 2003-2004, business taxes are expected to total $3.68 billion -- $160 million above 2002-2003 estimates.

     Corporation and utility tax receipts in 2003-2004 are projected to total $805 million, a decrease of $63 million from 2002-2003. The decrease is due primarily to continued stagnation in telecommunications related receipts, and further rate reductions in the utility sector.

     Corporate franchise receipts are projected to increase by $56 million to $1.59 billion in 2003-2004, resulting from improved corporate profitability, offset by the impact of enacted tax reductions.

     Other business taxes include franchise taxes on insurance companies and banks. In 2003-2004, bank taxes are projected to be $468 million -- $19 million above estimates for 2002-2003, reflecting a modest rebound in bank earnings. Net collections from insurance taxes are projected at $818 million, an increase of $148 million from 2002-2003, due largely to the proposed law change restructuring insurance tax.

     In 2003-2004, other taxes are projected to yield $771 million, $10 million above expected 2002-2003 results. The estimate reflects the expectation of growth in the value of taxable estates offset somewhat by the acceleration of the unified credit/exemption. Pari-mutuel tax receipts are expected to increase due to legislation submitted with the Executive Budget to expand wagering opportunities.

     Miscellaneous receipts include license revenues, fee and fine income, investment income, abandoned property proceeds, a portion of medical provider assessments and various nonrecurring receipts. Miscellaneous receipts for 2003-2004 are estimated at $3.54 billion, a decrease of $547 million from 2002-2003. Tobacco proceeds remain flat at $1.90 billion. The decrease of $547 million in other miscellaneous receipts reflects the one-time nature of transactions that added to receipts in 2002-2003.

     Many of the statements contained in "Outyear Projections" have been based upon the Governor's 2003-2004 Executive Budget proposals, which are subject to review and revision by the State Legislature. It can be expected that such estimates, projections and spending priorities may change from the 2003-2004 Executive Budget upon legislative review.

     DEBT AND OTHER FINANCING ACTIVITIES. The State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan with the Executive Budget.

     The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total government receipts. Pursuant to the State Finance Law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2001-2002 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36% of total government receipts.

     AUTHORITIES AND LOCALITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (I.E., public benefit corporations created by State law, other than local authorities). There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities.

     Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. State legislation authorizes financing techniques for public authorities such as State (i) guarantees of public authority obligations, (ii) lease-purchase and contractual-obligation financing arrangements and (iii) statutory moral obligation provisions. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt materially adversely affected, if any of its public authorities, particularly those using the financing techniques specified above, were to default on their respective obligations. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, certain statutory arrangements provide for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to certain public authorities. While the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities could nonetheless seek additional State assistance.

     Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority (the "MTA") receives the bulk of this money in order to carry out mass transit and commuter services.

     The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA
subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and the TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

     The counties, cities, towns and villages of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the finances and welfare of such subdivisions as well as school districts, fire districts and other district corporations, especially in the areas of education and social services. Certain localities have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.

     NEW YORK CITY. As required by law, the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City's capital, revenue and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

     To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center.

     In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority in 1997 and Tobacco Asset Securitization Corporation in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City's remaining debt capacity, will provide sufficient financing capability to continue its capital programs at least through fiscal year 2011.

     For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that the State budget will be adopted by the statutory deadline of April 1, or interim appropriations will be enacted; or that any such delays will not have an adverse impact on the City's cash flow or expenditures.

     On January 28, 2003, the City released a modification to its four-year financial plan, which incorporates changes since the June 2002 financial plan. The January plan modification projects significantly lower tax revenues due to the continuing decline in financial services profits, and reflect other revised forecasts, such as significantly higher pension costs. The modification also reflects the implementation of an 18.49 percent property tax increase, effective January 1, 2003, as well as agency actions to reduce planned spending and increase revenues.

     The January modification assumes the successful implementation of a program to close projected gaps of approximately $486 million in fiscal year 2002-2003 and $3.4 billion in fiscal 2003-2004. The modification includes further reductions in planned agency spending, revenue increases, and City proposals that require approval by the State ($1.7 billion) and federal governments ($850 million) and the municipal unions ($600 million). The gap-closing program also assumes a $600 million retroactive payment and an ongoing $92 million payment from the Port Authority of New York and New Jersey for airport leases. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining and assumes that the Governor's Executive Budget will not reduce the level of State aid assumed in the financial plan.

     OTHER LOCALITIES. Certain localities outside of the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projection of the State's receipts and disbursements for the State's 2002-2003 fiscal year or thereafter.

     To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority has issued $662 million in bonds and $202 million in bond anticipation notes as of the end of January, 2003. The Authority may also impose financial plan requirements on Nassau County. The State expects to make a total of $100 million in transitional aid payments to Nassau County over a five-year period. To date, the State has provided $70 million in transitional assistance: $25 million in both 2000-2001 and 2001-2002, and $20 million in 2002-2003. Future transitional aid payments ($15 million annually in 2003-2004 and 2004-2005) must be appropriated by the State and are contingent upon the Authority's approval of Nassau County's financial plan.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     The State has provided extraordinary financial assistance to other select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and in 2001-02 totals $211.2 million.

     While the distribution of general purpose aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

     Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. According to the most recent information available from the State, the total indebtedness of all localities in the State, other than New York City, was approximately $23.1 billion. A small portion of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units, other than New York City, authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Nineteen localities had outstanding indebtedness for deficit financing at the close of the most recent fiscal year for which information is currently available.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

     LITIGATION. An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the State's projections of receipts and disbursements. Various legal proceedings in which the State is involved concern State finances, State programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State sought are substantial, generally in excess of $100 million. These proceedings or the initiation of new proceedings could adversely affect the financial condition of the State in the 2002-2003 fiscal year or thereafter. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of the resources available for the payment of judgments.

     RISK FACTORS FOR THE NORTH CAROLINA FUND. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina.

     ECONOMIC PROFILE. The economic profile of the State consists of a combination of technology, industry, agriculture, tourism, and the government sector. North Carolina is continuing its shift from a predominantly agricultural economy to a service and goods-producing economy. The labor force has undergone significant changes during recent years as a result of the growth and development of Research Triangle Park and metropolitan areas such as Raleigh and Charlotte. The majority of non-agricultural employment is spread among manufacturing, retail trade, services, and the government sector. As such, the labor force mirrors this increased emphasis toward non-agricultural production. Citing the Employment Security Commission of North Carolina, total non-agricultural employment as of December 2002 was approximately 3,877,200 jobs, of which 693,000 were in manufacturing. These figures have moved in opposite directions since 1991, when total non-agricultural employment was approximately 3,072,200, of which 826,100 jobs were in manufacturing. North Carolina lost 18,000 manufacturing jobs between December 2001 and December 2002. North Carolina's decline in manufacturing is due in part to foreign competition for textile jobs and the economic slowdown in the computer, telecommunications and electronics industries. Overall, the State lost about 4,300 non-agricultural jobs last year, in spite of a gain of 19,400 service jobs from December 2001 to December 2002. The Employment Security Commission of North Carolina reported that as of December 2002, manufacturing provided approximately 693,000 jobs, retail trade provided approximately 690,500 jobs, services provided approximately 1,066,500 jobs, and the government sector provided approximately 648,200 jobs.

     Based upon the available official census estimates of population growth, the population of North Carolina increased 17.6 percent from 6,628,637 in 1990 to 8,049,313 in 2000, and further increased to 8,320,146 in 2002, for an increase of 25 percent from 1990. The North Carolina Employment Security Commission reported the seasonally adjusted unemployment rate in December 2002 to have been 6.4 percent of the labor force, which has been in the middle of the range of 6.0 to 6.9 percent throughout the year 2002. The national unemployment rate was 6.0 percent in December 2002.

     Agriculture remains North Carolina's basic economic component. North Carolina ranked third (3rd) in the nation in 2001 net farm income. Cash receipts from farming totaled $7.73 billion in 2001, up from $7.4 billion in 2000 and $6.7 billion 1999, according to North Carolina Department of Agriculture statistics. Poultry and eggs remain the leading source of agricultural non-crop income in the State. Income from the production of poultry and eggs for 2001 was $2.46 billion, accounting for approximately 31.8 percent of the cash receipts from farming. In addition, tobacco production remains a leading source of agricultural crop income in North Carolina; however, this number continues to decrease. Income production of tobacco for 2001 was approximately $686 million, accounting for approximately 8.9 percent of the cash receipts from farming. The amount of income received was down from $854 million in 2000, and from $784 million in 1999. The percentage of the State's cash receipts from farming attributable to tobacco sales continues to decline from 11.5 percent in 2000 and
11.7 percent in 1999. Federal legislation and regulatory measures regarding production and marketing, along with international competition have and are expected to continue to adversely affect tobacco farming in North Carolina, especially since North Carolina's total tobacco crop constitutes 39% of total U.S. production. Changes in such factors or any other adverse conditions in the tobacco-farming sector could have negative effects on farm income and the State's economy as a whole. In 2001, total production of flue-cured tobacco (one of North Carolina's largest agricultural commodities) decreased 2 percent from 2000. In 2001, burley tobacco producers harvested 6,700 acres, a 9.0 percent decrease from 2000. Burley tobacco farms yielded 1,600 pounds per acre, down 50 pounds from 2000.

     In 2001, there were approximately 56,000 farms in North Carolina as compared to 57,000 in 2000 and 58,000 each of 1998 and 1999. Notwithstanding the decrease in the total number of North Carolina farms, the diversity of agricultural products in the State and a continuing emphasis on agriculture marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. According to the State Commissioner of Agriculture, in 2001 North Carolina ranked first (1st) in the nation in the production of flue-cured tobacco, total tobacco and sweet potatoes; second (2nd) in the production of hogs and pigs, Christmas trees cash receipts, cucumbers for pickles, lima beans, trout sold, and turkeys; third
(3rd) in the production of turnip greens, collard greens, net farm income, and poultry and egg products cash receipts; fourth (4th) in the production of peanuts, broilers, bell peppers, greenhouse and nursery cash receipts, and strawberries; and fifth (5th) in the production of burley tobacco, chili peppers, fresh market cucumbers and snap beans. Correspondingly, a strong agribusiness sector also undergirds farmers with farm inputs (fertilizer, insecticide, pesticide, and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

     The North Carolina Department of Commerce, Travel, and Tourism Division has reported that approximately $11.9 billion was spent in 2001 on tourism related activities in the State, making tourism one of the largest economic sectors in North Carolina. This is compared to approximately $12.1 billion in 2000, and $11.4 billion in 1999. An estimated 43 million people visited North Carolina in 2001, the same as in 2000. Tourism expenditures directly supported 196,400 jobs. In 2001, the State's travel industry generated more than $1.1 billion in state and local tax revenue. The greatest number of visitors to the State came from Virginia, South Carolina, Georgia, Florida, Pennsylvania, New Jersey, New York, Tennessee, and Maryland.

     There are some signs that the state's economy has begun to improve. First, the unemployment rate dropped from 6.9 percent in April 2002 to 6.4 percent in December, and the state has seen improvement in the unemployment claims numbers. State sales tax receipts during the quarter ending September 2002 were up 1.7 percent over the same quarter in 2001, and increased 2.3 percent during the second calendar quarter. This compares to -2.0 percent for the first quarter and -3.5 percent for the final quarter of 2001. Unit sales of cars and light trucks rose 2.9% in May and June of 2002. Finally, real estate conveyance tax collections, levied on a "percent of value" basis, continue to benefit from favorable mortgage rates.

     Even with the recent improvements, the State is budgeting on the basis of a continued sluggish recovery. This is very different from the explosive growth after the last two recessions. One reason is the continued weakness of technology stock prices. As the state has diversified away from the traditional manufacturing industries (textiles, apparel, furniture and tobacco) to electronics and other technology-oriented companies, the state has become more vulnerable to problems in the new sectors.

     BUDGETARY FACTORS. The following represents an overview of the State budgetary system and a discussion of legislation passed by the General Assembly recently affecting the State budget and fiscal status.

     Management of the government is responsible for the establishment and maintenance of an internal control structure designed to ensure that the assets of the State are protected from loss, theft, or misuse and to ensure that adequate accounting data are compiled to allow for the preparation of financial statements in conformity with generally-accepted accounting principles. The internal control structure is designed to provide reasonable, but not absolute, assurance that these objectives are met. The concept of reasonable assurance recognizes that: (1) the cost of a control should not exceed the benefits likely to be derived, and (2) the valuation of costs and benefits requires estimates and judgments by management.

     The State also maintains budgetary controls. The objective of these budgetary controls is to ensure compliance with legal provisions embodied in the annual appropriated budget approved by the General Assembly. Activities of the General Fund and most departmental special revenue funds are included in the annual appropriated budget. The state Highway Fund and the Highway Trust Fund, the State's major special revenue funds, are primarily budgeted on a multi-year basis. Capital projects are funded and planned in accordance with the time it will take to complete the project. The level of budgetary control (I.E., the level at which expenditures cannot legally exceed the appropriated amount) is exercised at both the departmental and university level via quarterly allotments, with allotment control exercised by the State Controller, and on the program line-item levels requiring certain approvals by the Director of the Budget. Legislative authorization of departmental expenditures appears in the State Appropriation Bill. The "Certified Budget" is the legal expenditure authority; however, executive changes to the legal budget may be approved by the Office of the State Budget and Management. This results in the "Final Budget" presented in the financial statements.

     As a recipient of federal financial assistance, the State also is responsible for ensuring that an adequate internal structure is in place to ensure compliance with applicable laws and regulations related to those programs. This internal control structure is subject to periodic evaluation by management, internal audit staff, and independent auditors of the government.

     In November 1996, the voters of North Carolina approved bonds in the amount of $1.8 billion for school construction and $950 million for highway construction. In November 1998, North Carolina voters approved $800 million of new debt to finance grants and loans to local government units for waste supply systems, wastewater collection systems, wastewater treatment plants, and water conservation and water reuse projects. At the same time, an additional $200 million of new debt to finance grants, loans, or other financing to public or private entities for construction of natural gas facilities was approved. North Carolina sold $450 million of General Obligation School Construction Bonds in March 1999. Correspondingly, the State also sold $25.905 million of Clean Water Refunding Bonds at the same time. The refunding bonds provided funds for refunding $24 million of Clean Water Bonds Series 1994A. On September 1, 2000, $300 million in Public Improvement Bonds were issued, representing a consolidation of Public School Building Bonds in the amount of $295 million and Natural Gas Bonds in the amount of $5 million. The bonds were issued at rates ranging between 5.0 percent and 5.1 percent, with a final maturity date of September 1, 2018. In November 2000, the State's voters approved $3.1 billion of University and Community College general obligation bonds. On March 1, 2001, $380 million in Public Improvement Bonds were issued, representing a consolidation of Public School Building Bonds in the amount of $100 million, Clean Water Bonds in the amount of $30 million and Higher Education Bonds in the amount of $250 million. The bonds were issued at rates ranging from 4.5 percent to 5.0 percent with a final maturity of March 1, 2019.

     On June 30, 2002, the State's outstanding general obligation debt totaled $3.478 billion, an increase of $439 million (or 14.5 percent), which represents the net difference between new issues, and payments, recognition of accretion, and the amortization of premiums on outstanding debt. An additional $2.55 billion of general obligation debt remained approved and unissued on June 30, 2002. During fiscal year 2002, the State issued general obligation debt totaling $605 million, which consisted of $300 million for capital maintenance and expanding the capacity of universities and community colleges; $215 million for clean water; $55 million for local school construction; and $35 million for natural gas.

     In August of 2002, Moody's investors service downgraded North Carolina's credit rating from Aaa to Aa1, representing the first time in over 40 years that North Carolina's state debt obligations have been lower than the highest rating. Moody's indicated that the State budget had been under too much financial stress for too long, and that the state's economy was not strong enough to warrant retaining the Aaa rating. Although Moody's praised the strength of the executive powers available to ensure a balanced budget, they specifically cited the lack of structural balance, a weakened GAAP balance sheet and the continuing reliance on non-recurring resources as the primary factors influencing their decision to downgrade the rating. There can be no assurance that the State's current ratings will be maintained for any given period or that such ratings will not be raised, lowered, suspended, or withdrawn entirely by any rating agency.

     The General Fund is the primary operating fund of the State. At the end of fiscal year 2002, the State's General Fund reported a total fund balance deficit (negative) of$349 million, with unreserved fund balance of negative $576.3 million and reserved fund balance of $227.8 million. The state's General Fund was over-committed by $1.1 billion at June 30, 2002. Total fund balance diminished substantially during the fiscal year ($319 million), mainly due to lower tax collections and the slow economy.

     The State experienced its third consecutive year of budgetary shortfall for the fiscal year ending June 30, 2002. As of that date, General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $1.55 billion, primarily due to a general decline in tax revenues that were a result of the slowdown in the State and national economy. Typical with the experience of other state governments, the slowing national and state economies resulted in a general decline in tax collections, and a collection realization rate below budgeted estimates. For example, the State's highest individual income tax rate rose from 7.75 percent to 8.25 percent for tax years January 1, 2001 through December 31, 2003. This increase was expected to generate substantial revenues for fiscal year 2002. However, net of refunds to taxpayers, individual income taxes fell short of estimates by $1.04 billion, corporate income taxes were $177 million below estimates, sales and use tax was $90.5 million less than expected, and franchise tax was $192.7 million under budget. Higher unemployment, lower individual business and corporate earnings, and a declining stock market, resulting in lower capital gains, all contributed to the decline in general tax revenues.

     Revenues and other financing sources for general governmental functions (General Fund, special revenue funds, and capital projects funds) amounted to $26.028 billion for the fiscal year ended June 30, 2002. Tax revenues decreased by $240 million to $14.907 billion, reflecting a 2 percent decline in income tax collections in 2002. Individual income tax collections decreased by $386 million in 2002 to $7.23 billion (a 5 percent decrease from 2001). Corporate income tax decreased by $164 million, or 23 percent. Franchise tax revenues decreased by $154.4 million, or 20.7 percent. Sales tax and use collections grew by $336.8 million in 2002 to $3.78 billion (a 9.8 percent increase over 2001). However, this rate of increase was less than expected given the half-cent rate increase effective for fiscal year 2002. Highway and gasoline taxes were $1.768 billion in 2002, $63 million more than in 2001 (a 3.5 percent increase). Federal funds revenues grew by $534 million in 2002 to $8.459 billion, an increase of 5.8 percent over 2001. Increases in federal revenues are due to increased federal program expenditures for which the State is reimbursed. Finally, 2002 investment earnings of $335 million reflect a decrease of $153 million compared to 2001. This includes realized/unrealized gains and/or losses, and distributed and accrued interest on cash and investments. Despite the .21 percent decline in General Fund revenues, General Fund expenditures still increased by $366.4 million (or 1.7 percent) for 2002.

     For fiscal year 2002, the expenditures were directly related to the continued emphasis on education (a $163 million decrease to $6.802 billion) and health and human services (a $781 million increase to $9.617 billion). Educational expenditure growth resulted from increases in enrollment, teacher compensation, the number of teaching positions and State administered programs and costs associated with providing public education. Health and human services expenditure growth resulted from continuing increases in the cost of health care and the number of eligible Medicaid program beneficiaries. General government expenditures decreased by $238 million, to $809 million.

     The State budget for fiscal year 2003 has General Fund appropriations of $14.35 billion, representing a decrease of $427.5 million, or 2.9% from the original budget passed in the last session. The budget includes $866.1 million of revenue enhancements. For example, the State sales tax was increased from 4 percent to 4.5 percent in October 2001, and will expire July 1, 2003. In addition, effective July 1, 2003, the provisions for local government tax reimbursements will be repealed and local governments will have the option to impose an additional half-cent sales tax. Overall, General Fund revenue is estimated to increase by 8.9% in 2002-2003, including the 2002 Session revenue enhancements. Agency reductions totaled $763 million, of which $532.5 million were recurring and $230.6 million were non-recurring. Additional reductions in the retirement system and debt service requirements were $242.3 million, bringing total statewide reductions to over $1 billion.

     In 1998, North Carolina and forty-five other states signed the Master Settlement Agreement (MSA) with the nation's major tobacco companies. The MSA resolves existing and future claims by the states for damages arising from use of the companies' tobacco products. North Carolina's actual recovery from the settlement remains uncertain, but the State could receive approximately $4.6 billion through the year 2025. In March 1999, the General Assembly enacted a law approving the establishment of Golden L.E.A.F., a nonprofit corporation, to distribute 50 percent of the MSA funds received by the State. Golden L.E.A.F. provides economic impact assistance to economically affected or tobacco dependent regions in North Carolina. The remaining proceeds of the MSA will be split equally between two trust funds established by the General Assembly. The Tobacco Commission Trust Fund is for the benefit of tobacco farmers, quota holders, and persons in tobacco-related businesses who experienced economic hardship as a result of MSA, and the Health and Wellness Trust Fund is for the benefit of health programs. North Carolina recognized tobacco settlement revenue of $176 million in fiscal year 2002. Of this amount, approximately $86 million was transferred to Golden L.E.A.F and approximately $44 million was transferred to each of the Health and Wellness Trust Fund and the Tobacco Trust Fund. Golden L.E.A.F. had current assets of approximately $250 million at the close of the fiscal year, while the Health and Wellness Trust Fund and the Tobacco Trust Fund had unreserved fund balances of $102 million and $8.2 million respectively. For fiscal year 2003, the General Assembly approved non-recurring transfers of $38 million from the Tobacco Trust Fund and $40 million from the Health and Wellness Trust Fund.

     North Carolina Phase II Tobacco Certification Entity, Inc. is the state-organized entity responsible for oversight of the State's share of proceeds from another tobacco settlement negotiated by cigarette-makers and the states. Under this settlement, tobacco companies agreed to create a $5.15 billion trust fund to compensate tobacco growers and quota holders in 14 grower states, including North Carolina, over a 12 year period ending in the year 2010, from an anticipated decline in cigarette sales. North Carolina growers and allotment holders could receive about $1.9 billion, the largest portion of the settlement among the states. Approximately $135 million was issued to tobacco grower and quota holders in 2001, while $91.5 million was distributed in 2000. The projected payments from 2002 - 2008 will be $189.75 million a year, and $112 million per year in 2009 and 2010, subject to annual adjustments.

     The North Carolina outlook is dependent upon conflicting features of the State's economy. Continued diversification means that the State's prospects are more in line with the national fortunes. However, the North Carolina economy remains more dependent on traditional manufacturing industries and thus is more cyclical than the national economy.

     RISK FACTORS FOR THE OHIO FUND. The Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     Much of this information is as of January 14, 2003, particularly debt figures and other statistics.

     Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

     In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.3% vs. 4.8%). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

     Recent biennium ending GRF balances were:

--------------------------------------------------------------------------------
BIENNIUM                  FUND BALANCE                      CASH BALANCE
--------------------------------------------------------------------------------
1992-93                   $111,013,000                     $ 393,634,000
--------------------------------------------------------------------------------
1994-95                    928,019,000                     1,312,234,000
--------------------------------------------------------------------------------
1996-97                    834,933,000                     1,367,750,000
--------------------------------------------------------------------------------
1998-99                    976,778,000                     1,512,528,000
--------------------------------------------------------------------------------
2000-01                    219,414,000                       817,069,000
--------------------------------------------------------------------------------

     Actions have been and may be taken by the State during less favorable economic periods (such as currently) to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

     The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

     1992-93.  State and  national  fiscal  uncertainties  necessitated  several actions to achieve the ultimate GRF positive ending balances. An interim appropriations act was enacted effective July 1, 1991 that included appropriations for both years of the biennium for debt service and lease rental payments on obligations of the State payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the resources appropriated was $200,000,000 from the Budget Stabilization Fund (BSF) to the GRF.

     To address a projected Fiscal Year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that Fiscal Year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken. Steps to ensure positive biennium-ending GRF balances for Fiscal Year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000 and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in the BSF.

     1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

     1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,800,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network, $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund (ITRF).

     1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

     2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year (2000) of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from the balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund.

     In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

     Then in March 2001 new  preliminary  lowered  revenue  estimates for Fiscal
Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending (with the same exceptions mentioned above for debt service and education) and authorization to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000 (representing the historical 0.5% year end cash flow allowance). The State ended Fiscal Year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

     CURRENT BIENNIUM. Ongoing and rigorous consideration has been and continues to be given by the Governor and the General Assembly to revenues and expenditures for Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Ongoing budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

     Prior consideration came in three general time frames - the June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

     The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

     That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

     o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

     o    An additional $10,000,000 from the BSF to an emergency purposes fund.

     o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

     Necessary GRF debt service and lease rental appropriations for the biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

     The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for current Fiscal Year 2003.

     Executive and legislative actions were taken based on those new estimates, including:

     o The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

     o December 2001 legislation, the more significant aspects of which included:

     o Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).

     o Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

     o Reducing appropriation spending authorizations for the legislative and judicial branches.

     o Making certain tax-related changes (including accelerating the time for certain payments).

     o Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41,000,000 in Fiscal Year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

     Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 and will be taken as necessary to ensure a positive GRF fund balance for the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those prior actions included legislation that provides for among other things:

     o Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance (over $604,000,000) as needed in Fiscal Years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.

     o $50,000,000 reduction in the Fiscal Year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000 to $100,000,000).

     o Increased cigarette tax by 31(cent)per pack (to a total 55(cent)a pack), estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

     o Transfers to the GRF of $345,000,000 from tobacco settlement money received in Fiscal Years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead by provided by way of $345,000,000 in additionally authorized general obligation bonds.

     o Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283,000,000 in Fiscal Year 2003.

     o    Selective additional appropriation cuts for certain departments.

     Certain other provisions of the legislation are aimed at the future, rather than the current biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005.

     Several categories of FY 2002 GRF tax receipts were below those receipts in the prior FY. Overall, GRF tax receipts in FY 2002 were 1.1% below those in FY 2001.

     FY 2002  nevertheless  did end with  positive GRF balances of  $108,306,000
(fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The FY ending BSF balance was $427,904,000, with all but $65,255,000 of that balance already committed and appropriated to GRF use if needed in FY 2003.

     On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

     Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF revenue shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reduction for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

o A one month acceleration in sales tax collections by vendors filing electronically, to produce $288,000,000.

o An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.

o A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

o Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).

o A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

     The Governor proposed enactment of these legislative authorizations by March 1 in order to produce the indicated financial effects by the June 30 end of the Fiscal Year and biennium. OBM currently projects that these actions and the additional expenditure reductions ordered by the Governor, coupled with the previously authorized transfer to the GRF of the uncommitted balance in the BSF ($65,000,000), will result in a positive GRF fund balance at June 30, 2003.

     These and other measures - including proposed adjustments in bases of and rates for taxes that are significant sources of GRF receipts -- are also reflected in the Governor's budget proposal for the 2004-05 biennium which was released on February 3. That budget proposal will be reflected in appropriations legislation to be introduced in and considered for enactment by both houses of the General Assembly.

     As discussed above the State is effectively precluded by law (including its Constitution) from ending a fiscal year or a biennium in a "deficit" position. The Governor and his administration, and the General Assembly, continue and will continue to monitor financial developments on both the revenue and expenditure sides and evaluate further actions to respond to financial developments to ensure a positive GRF ending fund balance.

     Additional appropriations actions, affecting most subdivisions and local libraries in the State, cap the amount to be distributed from the various local government assistance funds in FYs 2002 and 2003 essentially to the lesser of the equivalent monthly payment amounts in FYs 2000 and 2001 or the amounts that would have been distributed under the standard formula.

     OBM expenditure estimates do not include additional expenditures that might be required pursuant to the latest Ohio Supreme Court decision in the school funding litigation discussed below.

     The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified ... no debt whatever shall hereafter be created by, or on behalf of the state."

     By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. All related to capital facilities financing, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax-supported debt is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation, all as discussed below.

     A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds.

Generally, those new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission
(OPFC), as described below and that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

     To assist in the financing of selected highway infrastructure projects, the State has used financing arrangements that call for State payments to be made from federal transportation funds allocated to the State. OBM estimates the highest future Fiscal Year payments under those current arrangements to be $62,376,425. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

     State agencies also have participated in office building and non-highway transportation projects that have some local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of participation (COPs) are issued that represent fractionalized interests in or are payable from the State's anticipated payments. OBM estimates the highest future Fiscal Year payments under those agreements, which are primarily made from GRF appropriations, to be $4,603,524.

     Payments by the State under those agreements and financing arrangements are subject to biennial appropriations by the General Assembly, with the lease or payment terms as to the State being two years subject to renewal if appropriations are made. The number and amount of indirect obligations issued in connection with those agreements and arrangements have varied and will continue to vary. Generally, the OBM Director's approval of those agreements and arrangements is required, particularly if there are to be publicly offered indirect obligations representing fractionalized interests in or payable from the State's anticipated payments.

     A statewide economic development program assists the financing of facilities for industry, commerce, research and distribution by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $300,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $25,000,000 under present law. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $500,000,000. A 1996 issue of $168,740,000 ($142,140,000 outstanding)
of taxable bonds refunded outstanding bonds and provided additional moneys for the program. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The highest future Fiscal Year debt service on the outstanding bonds of those issues, which are payable through 2021, is $16,166,827 in 2008.

     Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

     Local school districts in Ohio receive a major portion (state-wide aggregate of less than 50% in FY 2002) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 127 districts on voter-authorized income taxes, for significant portions of their budgets.

     Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years. The Court directed the General Assembly "to enact a school-funding scheme that is thorough and efficient, as explained in [its prior decisions in 1997 and 2000], and the accompanying concurrences".

     In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

     With particular respect to funding sources, the Court concluded in 1997 and 2000 that property taxes no longer may be the primary means of school funding in Ohio.

     It is not possible at this time to state what or when the General Assembly's further responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

     The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

     A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A now superseded program provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. The annual number of loans under this program ranged from 10 to 44, and the aggregate annual dollar amount of loans ranged from over $11 million to over $113 million (including $90 million to one for restructuring its prior loans). Under a restructured solvency assistance program, in FY 2001 four districts received approximately $3.8 million. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a catastrophic grant. In FY 2002, three districts received catastrophic grants totaling $2.56 million and one district received a solvency advance in the amount of $421,000.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Nine municipalities and one township are in "fiscal emergency" status and four municipalities in preliminary "fiscal watch" status, and a school district "fiscal emergency" provision is applied to three districts with five on preliminary "fiscal watch" status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of ad valorem property taxes on particular property by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     RISK FACTORS FOR THE OREGON FUND. The market value of the municipal instruments held by the Oregon Fund and the issuer's ability to make payments of principal and interest may be adversely affected by unfavorable economic conditions in the State. While the State's economy has become increasingly more diversified, it relies to a large extent on high technology, export and other industries that are particularly vulnerable to international recessionary cycles and have suffered recent worldwide declines.

     The State's Economic and Revenue Forecast for the third quarter of 2002, released in December 2002, concluded that Oregon's recession, which has been deeper than the last recession in 1990-1991, appears to be bottoming out. The slowdown in Oregon's economy has resulted in a dramatic fall in income tax receipts through mid-2002, with the third quarter showing some relative improvement.

     The forecast  indicated that the major risks facing the Oregon economy are:
(1) the War on Terrorism and situation with Iraq and their potential impact on travel, oil supplies and consumer confidence; (2) the possible precipitous fall in the US dollar which could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products; (3) the recent corporate financial reporting scandals which could lead to reluctance on the part of banks to lend; (4) a possible further sharp and major stock market correction; (5) a possible collapse of the housing market; (6) rising regional energy prices; (7) extended disruption to international trade that could result from West Coast port closures due to longshore worker demands and (8) a slower than anticipated recovery for semiconductors, software and communications, key components of the State's economy.

     Some municipal securities purchased by the Oregon Fund may rely in whole or in part on ad valorem real property taxes to fund payment of principal and interest. In 1990 Oregon voters approved Measure 5, a statewide property tax limitation that puts a cap on local ad valorem property taxes, subject to some exceptions. In 1997 the voters adopted Measure 50, a constitutional amendment that limits future increases in real property taxes. These measures have resulted in significant loss of revenues to local governments. The State has provided and is expected to continue to provide from income tax revenues financial support to school districts and local government units adversely affected by these measures. However, the dramatic drop in income tax receipts has made it increasingly difficult for the State to replace lost property tax revenues with income tax revenues. Measures 5 and 50, together with the nationwide economic slowdown and lower income tax collections, may ultimately affect the market value of municipal bonds held by the Oregon Fund and the issuer's ability to make payments.

     In addition, in 2000 Oregon voters approved Measure 7, a constitutional amendment that requires State and local governments to compensate landowners when land use laws result in a reduction in the value of their property. The Oregon Supreme Court in October 2002 struck down Measure 7 on constitutionality grounds. However, if a similar measure without constitutionality defects is passed by the Oregon voters, State and local governments may be required to pay substantial amounts to these landowners from their limited revenue sources.

     There is a relatively inactive trading market for municipal instruments of Oregon issuers in other than general obligation bonds issued by the State. Small changes in the supply or demand of these bonds could result in significant changes in the market price of the bonds. If the Oregon Fund were forced to sell a large volume of these instruments for any reason, the value of the Oregon Fund's portfolio may be adversely affected.

     RISK FACTORS FOR THE PENNSYLVANIA FUND. Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as community colleges, highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $6,059.3 million at June 30, 2002. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At January 7, 2003, all outstanding general obligation bonds of Pennsylvania were rated AA by S & P and Aa2 by Moody's (see Appendix A). There can be no assurance that the current ratings will remain in effect in the future. The Pennsylvania Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2007, Pennsylvania has projected that it will issue bonds totaling $2,644 million and retire bonded debt in the principal amount of $2,629.2 million. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon are not required. As of June 30, 2002, total combined debt outstanding for these agencies was $13,821.3 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of June 30, 2002, PHFA has $2,974.9 million]of revenue bonds outstanding.

     Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligations debt is limited by constitutional and statutory provision. Electoral debt, I.E., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.

     Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

     Since 1992, non-agricultural employment in Pennsylvania has grown at an average annual rate of 1.2 percent, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately
1.6 percent and 2.1 percent per year, respectively. Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. The seasonally adjusted unemployment rate for Pennsylvania for November, 2002 was 5.6 percent compared with 6 percent for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for November, 2002 was 5.3 percent and 5.7 percent, respectively. The population of Pennsylvania, 12.28 million people in 2001, according to the U. S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation compromised of persons between 45 and 65 years of age. Per capita income in Pennsylvania for calendar year 2001 of $30,720 was higher than the per capita income of the United States of $30,472. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 1999, June 30, 2000 and June 30, 2001 with positive fund balances of $2,863 million, $4,264 million and $4,485 million, respectively.

     Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, Unisys Corporation v. Commonwealth involves a challenge on constitutional and statutory grounds to the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax. Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. The specific litigation matters described above are provided as an example only and do not comprise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.

     RISK FACTORS FOR THE VIRGINIA FUND. The Commonwealth of Virginia has a tradition of low debt and a large proportion of its general obligation bonds is supported by particular revenue-producing projects. Virginia is one of only eight states in the nation with a "triple A" bond rating for its general obligation debt from the three rating agencies. These ratings reflect the Commonwealth's long standing record of sound fiscal management, its diversified economic base and low debt ratios.

     Use of non-general obligation debt, which is not subject to constitutional limits on borrowing, has changed the Commonwealth's debt profile. During the last decade, the Commonwealth has expanded its limited obligation borrowings through various financing vehicles such as the Virginia Public Building
Authority, the Virginia College Building Authority and a substantial transportation bonding program. In 1991, the Virginia Supreme Court in a case known as the Dykes decision, on a split vote, upheld on rehearing the ability of counties to enter into obligations which were "subject to appropriation" and confirmed that such obligations were not to be considered as "debt" under the Virginia Constitution.

     The slower-than-expected economic recovery and resulting decline in state revenues have brought budget challenges to the Commonwealth. When Governor Mark Warner, a Democrat, took office in January 2002, the budget shortfall totaled $3.8 billion for the remainder of fiscal year 2002 and the upcoming 2002-2004 biennium. The General Assembly and the Governor agreed on a balanced budget for the biennium that cut state spending, used half of the state's "rainy day" reserve, authorized tuition increases at public colleges and universities, and froze car tax reimbursements.

     In August 2002, the Governor reported that Virginia faced an additional revenue shortfall of $1.5 billion for the current two-year budget. Coupled with necessary spending the Commonwealth has little control over, the new projected budget deficit reached more than $2 billion. This is over and above the $3.8 billion already addressed in the current Appropriation Act. Faced with these realities, Governor Warner took immediate steps to curb state spending. He imposed strict spending limits on every state agency and college, and restricted all new hiring of state employees and consultants. In October, the Governor directed state agencies to begin implementing budget reduction plans that will save $857.7 million over the next two years. The total includes $725.1 million from the general fund (or a 10.4 percent reduction for the biennium) and $132.6 million in nongeneral fund reductions (an 11.6 percent reduction).

     The reductions affected 118 state agencies and institutions of higher education, averaged close to 11 percent, and ranged up to 15 percent. Excluding state colleges, 63 of the 91 state agencies will have their budgets reduced by the 15 percent maximum amount in at least one year. (By law, the Governor may not unilaterally cut individual agency spending by more than 15 percent over appropriated amounts. Anything above that level requires General Assembly approval.) The reduction plans announced in October protected from cuts the most critical government services such as State Police and local sheriffs, basic state support for public schools, long-term care for the elderly and disabled, and health care for low-income Virginians.

     The budget reductions announced in October resolved only about half of the budget shortfall. In his proposed amendments for the 2002-2004 budget, the Governor recommended other actions necessary to bring state spending into balance with expected revenues.

     Revenues collected by the Commonwealth are placed in either the General Fund or Non-General Fund. General Fund revenues can be used for a variety of government programs and these are the funds that the Governor and the General Assembly have the most discretion to spend. Non-General Fund revenues are set aside for specific purposes. For example, motor vehicle and gasoline taxes, Non-General Fund revenue streams, are earmarked by law for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities.

     General fund revenues are derived from general taxes paid by citizens and businesses in Virginia. Since general fund revenue is not dedicated to any particular purpose and can be used for a variety of government programs, these are the funds that the Governor and the General Asembly have the most discretion to spend. General fund revenues are derived primarily from five major revenue sources. The two largest sources are the individual income tax and the sales and use tax. Other major revenue sources are public service gross receipts/ consumption taxes, corporate income taxes, and taxes on insurance company premiums. Miscellaneous taxes and other revenues also contribute to the general fund.

     In fiscal year 2002, collections of three of the largest revenue sources - corporate, individual, and public service/consumption taxes - fell short of expectations, while receipts of sales tax and the tax on premiums of insurance companies were slightly above expectations. Collectively, the five major sources ended the year with a shortfall of $256.1 million.

     Miscellaneous taxes and other revenues ended the year $19.1 million above the estimate. The bulk of the surplus was due to higher-than-expected collections of miscellaneous taxes and penalties and fees on wills, suits, deeds and contracts. In total, general fund tax revenues for fiscal year 2002 declined by 3.8 percent to $10.7 billion, falling short of the official target by $237.0 million.

     Due to the uncertain state of the Virginia economy and slumping general fund revenue collections, an interim revenue forecast was prepared and released by the Governor in August 2002. Total revenues in the interim forecast were substantially lower than those cited in the 2002 Appropriation Act.

     As part of the customary fall forecasting process, a November forecast was prepared. The major change from the interim forecast is a significant downward revision in individual income tax collections, which is offset by a slightly better outlook for corporate income, higher interest income, and stronger collections of recordation taxes. General fund tax revenues are expected to increase marginally in fiscal year 2003, by one percent, and to improve in fiscal year 2004 with 5.2 percent growth.

     Although most public attention is focused on general fund revenue, more than one-half of all revenue in the state budget is nongeneral funds that are earmarked by law for specific purposes. Nongeneral fund revenue is expected to increase by 0.5 percent in 2003 and by five percent in 2004. Nongeneral funds will comprise about 53.4 percent of the total state budget during the 2002-2004 biennium.

     The Commonwealth had a total outstanding debt at the end of fiscal year 2002 of $17.4 billion. Of that amount, $4.9 billion (28%) was tax-supported debt. Debt is considered tax supported if State tax revenues are used or pledged for debt service payments. At the end of fiscal year 2002, general obligation debt backed by the "full faith and credit" of the Commonwealth totaled $955.8 million.

     The recession of 2001 was one of the most shallow and short-lived in U.S. history, although the collapse in equity prices on Wall Street and the shock from the terrorist attack of September 11, 2001 certainly compounded the underlying weakness in the economy. The national economy began to stage a weak recovery in the fourth quarter of calendar year 2001.

     The predominance of the high-tech industry in Virginia, previously a stabilizing force and the primary driver of growth, adversely affected the state's economy in fiscal year 2002. Virginia was significantly affected by the implosion of the high-tech and telecommunications industries and has still not recovered well into fiscal year 2003, as the state's economy continues to shed jobs.

     Virginia's economic performance has a direct impact on the revenues the Commonwealth receives and the services that are demanded. As economic growth slows, the Commonwealth experiences slower growth in revenue collections and an increase in the demand for services such as unemployment compensation and Medicaid.

     The U.S. economy began a weak recovery in fiscal year 2002. Employment registered small increases and consumers continued spending. The direct effects of the terrorist attacks of September 11 were not as large as they could have been, thanks to federal fiscal and monetary policy stimuli, automotive sales, and lower oil prices.

     Like the nation, the Virginia economy experienced a recession and remains sluggish with continuing job losses. Economic growth in Virginia was weaker than expected in fiscal year 2002, with employment and income growing well below forecasted growth rates. The Virginia economy suffered net job losses for the first time since the early 1990's recession. Nonagricultural employment fell by
0.8 percent, well below the official forecast of 0.5 percent growth. Particularly hard hit were the manufacturing and telecommunications sectors. The statewide unemployment rate rose to 4.1 percent, 0.6 percentage points above the official forecast.

     Although manufacturing remains in a slump and the previously stabilizing high-tech industry has faltered, Virginia's employment diversity still provides somewhat of a buffer. The federal government and its contractors continue to provide economic stability as the war on terrorism benefits Virginia through increased government spending. Virginia's tourism industry also continues to

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

thrive. Finally, even though the high-tech bubble has burst, the buildup established a fundamental base of technological know-how, physical structures, and human capital that should benefit future growth.

                               PORTFOLIO TURNOVER

     The following table reflects the portfolio turnover rates with respect to each Fund for the fiscal years ended December 31, 2001 and 2002. Part II of this SAI provides additional information concerning portfolio turnover, including the methodology used to computer portfolio turnover rates.

--------------------------------------------------------------------------------
                            PORTFOLIO TURNOVER RATES
--------------------------------------------------------------------------------
    FUND                               FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                       DECEMBER 31, 2001       DECEMBER 31, 2002
--------------------------------------------------------------------------------
Insured Intermediate Tax Exempt Fund          134%                    168%
--------------------------------------------------------------------------------
Insured Tax Exempt Fund                        32%                     29%
--------------------------------------------------------------------------------
Insured Tax Exempt Fund II                    190%                    147%
--------------------------------------------------------------------------------
Arizona Fund                                   36%                     28%
--------------------------------------------------------------------------------
California Fund                                36%                     51%
--------------------------------------------------------------------------------
Colorado Fund                                  61%                     32%
--------------------------------------------------------------------------------
Connecticut Fund                               33%                     52%
--------------------------------------------------------------------------------
Florida Fund                                   73%                     42%
--------------------------------------------------------------------------------
Georgia Fund                                   37%                     36%
--------------------------------------------------------------------------------
Maryland Fund                                  33%                     35%
--------------------------------------------------------------------------------
Massachusetts Fund                             45%                     21%
--------------------------------------------------------------------------------
Michigan                                       22%                     27%
--------------------------------------------------------------------------------
Minnesota Fund                                 27%                     28%
--------------------------------------------------------------------------------
Missouri Fund                                  29%                     45%
--------------------------------------------------------------------------------
New Jersey Fund                                37%                     51%
--------------------------------------------------------------------------------
New York Fund                                  48%                     70%
--------------------------------------------------------------------------------
North Carolina Fund                            51%                     13%
--------------------------------------------------------------------------------
Ohio Fund                                      40%                     40%
--------------------------------------------------------------------------------
Oregon Fund                                    37%                     32%
--------------------------------------------------------------------------------
Pennsylvania Fund                              35%                     23%
--------------------------------------------------------------------------------
Virginia Fund                                  36%                     43%
--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

     The First Investors Family of Funds share one common investment adviser, First Investors Management Co. ("FIMCO"), and one common Board. Part II of the SAI contains additional information concerning FIMCO, the responsibilities of the Board and any standing committees of the Board, the Code of Ethics that has been adopted by the Board, the investment advisory agreements of the Funds ("Advisory Agreements"), the subadvisory agreements of the Funds that have subadvisers ("Subadvisory Agreements"), and the material factors that were considered by the Board in approving the Advisory and Subadvisory Agreements.

     Set forth below is information about the Directors/Trustees, including information about their principal occupations (if any) during the past five years, their investments in the First Investors Funds, and their compensation as Directors/Trustees. Information is also set forth concerning Fund officers who are not Directors/Trustees.

     The address of each Director/Trustee and each Officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, NY 10005.

----------------------------------------------------------------------------------------------------------------------------
                                               DISINTERESTED DIRECTORS/TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
                                       POSITION(S) HELD
                                          WITH FUNDS                                        NUMBER OF           OTHER
                                        COVERED BY THIS                                   PORTFOLIOS IN      TRUSTEESHIPS
NAME AND DATE                           SAI AND LENGTH        PRINCIPAL OCCUPATION(S)      FUND COMPLEX     DIRECTORSHIPS
NAME AND DATE OF BIRTH                    OF SERVICE*           DURING PAST 5 YEARS         OVERSEEN            HELD
----------------------------------------------------------------------------------------------------------------------------
Robert M. Grohol     1/16/1932        Director/Trustee             None/Retired                50               None
                                      since 6/30/2000
----------------------------------------------------------------------------------------------------------------------------
Rex R. Reed          3/19/1922        Director/Trustee             None/Retired                50               None
                                      since 3/31/1984
----------------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein   6/14/1921        Director/Trustee             None/Retired                50               None
                                      since 9/20/1979
----------------------------------------------------------------------------------------------------------------------------
                                                              Owner Hampton Properties
James M. Srygley     10/17/1932       Director/Trustee      (real property management          50               None
                                      since 1/19/1995           and investments)
----------------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth  7/5/1929         Director/Trustee             None/Retired                50               None
                                      since 10/15/1992
----------------------------------------------------------------------------------------------------------------------------

*Each Director/Trustee serves for an indefinite term with the Funds covered by the SAI, until his/her successor is elected. Each date indicates a Director's/Trustee's appointment/election to the Board of the First Investors Family of Funds. Where a Director/Trustee was elected/appointed to the Board prior to a Fund's inception, the Director/Trustee has been a member of that Fund's Board since the Fund's inception.

----------------------------------------------------------------------------------------------------------------------------
                                               INTERESTED DIRECTORS/TRUSTEES**
----------------------------------------------------------------------------------------------------------------------------
                                       POSITION(S) HELD
                                          WITH FUNDS                                          NUMBER OF           OTHER
                                        COVERED BY THIS                                     PORTFOLIOS IN      TRUSTEESHIPS
                                        SAI AND LENGTH        PRINCIPAL OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
NAME AND DATE OF BIRTH                    OF SERVICE*           DURING PAST 5 YEARS           OVERSEEN            HELD
----------------------------------------------------------------------------------------------------------------------------
Glenn O. Head        8/16/1925        Director/Trustee      Chairman of First Investors          50              None
                                      since 1968            Corporation, Chairman of
                                                            First Investors Consolidated
                                                            Corporation, Chairman of
                                                            First Investors Management
                                                            Company, Inc., Chairman of
                                                            Administrative Data
                                                            Management Corp., and officer
                                                            of other affiliated
                                                            companies.***
----------------------------------------------------------------------------------------------------------------------------
Kathryn S. Head      12/31/1955       President since       Vice President of First              50              None
                                      2001; Director/       Investors Corporation,
                                      Trustee since         President of First Investors
                                      3/17/1994             Consolidated Corporation,
                                                            President of First Investors
                                                            Management Company, Inc.,
                                                            President of Administrative
                                                            Data Management Corp.,
                                                            Chairman of First Investors
                                                            Federal Savings Bank and
                                                            officer of other affiliated
                                                            companies.***
----------------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie      9/12/1947        Director/Trustee      General Counsel of First             50              None
                                      since 9/17/1998       Investors Corporation and
                                                            other affiliated companies.***
----------------------------------------------------------------------------------------------------------------------------
John T. Sullivan     1/18/1932        Director/Trustee      Of Counsel of Hawkins,               50              None
                                      since 9/20/1979       Delafield & Wood; Director
                                                            and Chairman of Executive
                                                            Committee of First Investors
                                                            Corporation.
----------------------------------------------------------------------------------------------------------------------------

*Each Director/Trustee serves for an indefinite term with the Funds covered by the SAI, until his/her successor is elected. Each date indicates a Director's/Trustee's appointment/election to the Board of the First Investors Family of Funds. Where a Director/Trustee was elected/appointed to the Board prior to a Fund's inception, the Director/Trustee has been a member of that Fund's Board since the Fund's inception.
**Mr. Head and Ms. Head are Interested Directors/Trustees because (a) they are indirect owners of more than 5% of the voting stock of the adviser and principal underwriter of the Funds, (b) they are officers, directors and employees of the adviser and principal underwriter of the Funds, and (c) they are officers of the Funds. Ms. Head is the daughter of Mr. Head. Mr. Lavoie is an Interested Director/Trustee of the Funds because he indirectly owns securities issued by and is an officer of the adviser and principal underwriter of the Funds. Mr. Sullivan is an Interested Director/Trustee because he is a director and Chairman of the Executive Committee of First Investors Corporation and he indirectly owns securities issued by the adviser and principal underwriter of the Funds. ***Other affiliated companies consist of: First Investors Realty Company, Inc., First Investors Life Insurance Company, First Investors Leverage Corporation, Route 33 Realty Corporation, First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, School Financial Management Services, Inc., First Investors Federal Savings Bank, First Investors Credit Corporation and First Investors Resources, Inc.


-------------------------------------------------------------------------------------------------------------------------
                                         OFFICERS WHO ARE NOT DIRECTORS/TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
NAME AND DATE OF BIRTH                   POSITION(S) HELD WITH          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
                                       FUNDS COVERED BY THIS SAI
                                         AND LENGTH OF SERVICE*
-------------------------------------------------------------------------------------------------------------------------
Dennis T. Fitzpatrick   5/15/1958     Vice President, Series        Portfolio Manager of First Investors Management
                                      Fund, since 1998              Company, Inc.
-------------------------------------------------------------------------------------------------------------------------
Clark D. Wagner         2/25/1959     Vice President, Series        Director of Fixed Income (previously, Chief
                                      Fund, since 1991              Investment Officer) of First Investors Management
                                                                    Company, Inc.
-------------------------------------------------------------------------------------------------------------------------
Michael I. O'Keefe      11/24/1965    Vice President First          Portfolio Manager of First Investors Management
                                      Investors Tax Exempt          Company, Inc.
                                      Money Market Fund since
                                      1996
-------------------------------------------------------------------------------------------------------------------------
George V. Ganter        5/29/1952     Vice President, Series        Portfolio Manager of First Investors Management
                                      Fund since 2000               Company, Inc.
-------------------------------------------------------------------------------------------------------------------------
Joseph I. Benedek       8/2/1957      Treasurer since 1988          Treasurer and Principal Accounting Officer of First
                                                                    Investors Management Company, Inc.
-------------------------------------------------------------------------------------------------------------------------
Concetta Durso          9/12/1931     Vice President and            Vice President of First Investors Management Company,
                                      Secretary since 1984          Inc. and Vice President and Secretary of the First
                                                                    Investors Family of Funds
-------------------------------------------------------------------------------------------------------------------------

* Each date indicates an officer's appointment to a Fund's Board where an appointment date occurs prior to a Fund's inception, the officer has been a member of that Fund's Board since the Fund's inception.

                   DIRECTOR OWNERSHIP OF FIRST INVESTORS FUNDS
                   -------------------------------------------
                             AS OF DECEMBER 31, 2002
                             -----------------------

----------------------------------------------------------------------------------------------------------------------
                                          DISINTERESTED DIRECTORS/TRUSTEES
----------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                              DOLLAR RANGE OF     EQUITY SECURITIES -- ALL REGISTERED
                                                               OWNERSHIP OF         INVESTMENT COMPANIES OVERSEEN
                                                               FUND COVERED         BY DIRECTOR IN FIRST INVESTORS
   DIRECTOR                       FUND                         BY THIS SAI                  FAMILY OF FUNDS
----------------------------------------------------------------------------------------------------------------------
Robert M. Grohol                  None                              None                    $50,001-$100,000
----------------------------------------------------------------------------------------------------------------------
Rex R. Reed           First Investors Insured                Over $100,000                  Over $100,000
                      Intermediate Tax Exempt Fund
----------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein    First Investors Tax-Exempt Money       $50,001-$100,000               Over $100,000
                      Market Fund
                      ----------------------------------------------------------
                      First Investors                        Over $100,000
                      Multi-State-Colorado Tax Free Fund
                      ----------------------------------------------------------
                      First Investors Insured Tax Exempt     $10,001-$50,000
                      Fund
----------------------------------------------------------------------------------------------------------------------
James M. Srygley      First Investors Insured Tax Exempt     Over $100,000                  Over $100,000
                      Fund II
                      ----------------------------------------------------------
                      First Investors Multi-State - New      Over $100,000
                      Jersey Tax Free Fund
----------------------------------------------------------------------------------------------------------------------
Robert F. Wentworth   First Investors Insured                $10,001-$50,000                $10,001-$50,000
                      Intermediate Tax Exempt Fund
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                          INTERESTED DIRECTORS/TRUSTEES
----------------------------------------------------------------------------------------------------------------------
Glenn O. Head         First Investors Insured Tax Exempt     $50,001-$100,000               Over $100,000
                      Fund II
                      ----------------------------------------------------------
                      First Investors Multi-State - New      Over $100,000
                      Jersey Tax Free Fund
----------------------------------------------------------------------------------------------------------------------
Kathryn S. Head       First Investors Insured                $10,001-$50,000                Over $100,000
                      Intermediate Tax Exempt Fund
                      ----------------------------------------------------------
                      First Investors Insured Tax Exempt     $10,001-$50,000
                      Fund II
                      ----------------------------------------------------------
                      First Investors Multi-State - New      $10,001-$50,000
                      Jersey Tax Free Fund
----------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie                   None                              None                    $50,001-$100,000
----------------------------------------------------------------------------------------------------------------------
John T. Sullivan                  None                              None                          None
----------------------------------------------------------------------------------------------------------------------

                       COMPENSATION OF DIRECTORS/TRUSTEES

     The following table lists compensation paid to the Directors or Trustees of each Fund for the year ended December 31, 2002.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     TOTAL
                                                                                                                 COMPENSATION
                      AGGREGATE                                     AGGREGATE       AGGREGATE      AGGREGATE      FROM FIRST
                    COMPENSATION                     AGGREGATE     COMPENSATION   COMPENSATION   COMPENSATION     INVESTORS
                        FROM         AGGREGATE     COMPENSATION        FROM         FROM NEW         FROM         FAMILY OF
                     TAX-EXEMPT     COMPENSATION   FROM INSURED    MULTI-STATE    YORK INSURED     EXECUTIVE    FUNDS PAID TO
                    MONEY MARKET    FROM SERIES     TAX EXEMPT     INSURED TAX      TAX FREE       INVESTORS      DIRECTORS/
TRUSTEE                 FUND*         FUND*(1)         FUND*        FREE FUND*        FUND*         TRUST*        TRUSTEES+
-------------------------------------------------------------------------------------------------------------------------------
Glenn O. Head             $0            $0                $0             $0              $0             $0             $0
-------------------------------------------------------------------------------------------------------------------------------
Kathryn S. Head            0             0                 0              0               0              0              0
-------------------------------------------------------------------------------------------------------------------------------
Larry R. Lavoie            0             0                 0              0               0              0              0
-------------------------------------------------------------------------------------------------------------------------------
Rex R. Reed               60           195             3,600          2,400           1,800            850         43,755
-------------------------------------------------------------------------------------------------------------------------------
Herbert Rubinstein        60           195             3,600          2,400           1,800            850         43,755
-------------------------------------------------------------------------------------------------------------------------------
James M. Srygley          60           195             3,600          2,400           1,800            850         43,755
-------------------------------------------------------------------------------------------------------------------------------
John T. Sullivan           0             0                 0              0               0              0              0
-------------------------------------------------------------------------------------------------------------------------------
Robert F.
Wentworth                 60           195             3,600          2,400           1,800            850         43,755
-------------------------------------------------------------------------------------------------------------------------------
Robert M. Grohol          60           195             3,600          2,400           1,800            850         43,755
-------------------------------------------------------------------------------------------------------------------------------

* Compensation to officers and interested Directors/Trustees of the Funds is paid by the Adviser.

+ The First Investors Family of Funds consists of 14 separate registered investment companies.

(1) This column only reflects compensation paid with respect to Insured Intermediate Tax Exempt Fund.


     No pension or retirement benefits are proposed to be paid under any existing plan to any Director/Trustee by any Fund, its subsidiaries or any investment company in First Investors Family of Funds.


                          ADVISORY AGREEMENTS AND FEES

     Part II of this SAI describes the terms of each Fund's Advisory Agreement with FIMCO and the respective responsibilities of the Funds and FIMCO under the Agreements.

     Set forth below are the method for calculating the advisory fee paid by each Fund, the fee schedule for each Fund in tabular form, and the actual fees paid, fees waived, and expenses reimbursed for each Fund for the past three fiscal years.

     Under the Advisory Agreements, each Fund is obligated to pay the Advisor an annual fee, that is paid monthly. Under Series Fund's Advisory Agreement, Insured Intermediate Tax Exempt Fund pays the Adviser 0.60% of its average daily net assets. Under Tax Exempt Money Market Fund's Advisory Agreement, the Fund pays the Adviser 0.50% of its average daily net assets.

     Under Executive Investor Trust's Advisory Agreement, Insured Tax Exempt Fund II pays the Adviser a fee, according to the following schedule:

Average Daily Net Assets                                            Annual Rate
------------------------                                            -----------
Up to $200 million........................................              1.00%
In excess of $250 million up to $500 million..............              0.75
In excess of $500 million up to $750 million..............              0.72
In excess of $750 million up to $1.0 billion..............              0.69
Over $1.0 billion.........................................              0.66

     Under their Advisory Agreements, the Insured Tax Exempt Fund, New York Insured Tax Free Fund, and each series of the Multi-State Insured Tax Free Fund pay the Adviser a fee, according to the following schedule:

Average Daily Net Assets                                            Annual Rate
------------------------                                            -----------
Up to $250 million........................................              0.75%
In excess of $250 million up to $500 million..............              0.72
In excess of $500 million up to $750 million..............              0.69
Over $750 million.........................................              0.66


     The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to each Fund for the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002.

---------------------------------------------------------------------------------------------------------
                                        FISCAL YEAR ENDED 12/31/00
---------------------------------------------------------------------------------------------------------
FUND                                ADVISORY FEES PAID    ADVISORY FEES WAIVED     EXPENSES REIMBURSED
---------------------------------------------------------------------------------------------------------
Insured Intermediate Tax                 $56,656                 $18,895                  $7,991
Exempt Fund
---------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund                6,624,696                 262,879                       0
---------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund II               153,763                  90,653                  25,485
---------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund              87,383                       0                  47,750
---------------------------------------------------------------------------------------------------------
Arizona Fund                              99,822                  55,215                  11,496
---------------------------------------------------------------------------------------------------------
California Fund                          109,106                  51,354                   2,015
---------------------------------------------------------------------------------------------------------
Colorado Fund                             35,488                  21,293                  15,150
---------------------------------------------------------------------------------------------------------
Connecticut Fund                         167,805                  55,945                  17,434
---------------------------------------------------------------------------------------------------------
Florida Fund                             187,865                  62,622                  14,309
---------------------------------------------------------------------------------------------------------
Georgia Fund                              46,917                  28,150                   7,948
---------------------------------------------------------------------------------------------------------
Maryland Fund                            124,734                  69,057                  16,796
---------------------------------------------------------------------------------------------------------
Massachusetts Fund                       170,273                  56,758                  21,450
---------------------------------------------------------------------------------------------------------
Michigan Fund                            275,081                  91,694                       0
---------------------------------------------------------------------------------------------------------
Minnesota Fund                            63,054                  37,833                  15,348
---------------------------------------------------------------------------------------------------------
Missouri Fund                             22,982                  13,789                  12,807
---------------------------------------------------------------------------------------------------------
New Jersey Fund                          413,626                  82,725                       0
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        FISCAL YEAR ENDED 12/31/00
---------------------------------------------------------------------------------------------------------
FUND                                ADVISORY FEES PAID    ADVISORY FEES WAIVED     EXPENSES REIMBURSED
---------------------------------------------------------------------------------------------------------
New York Fund                          1,240,369                 231,501                       0
---------------------------------------------------------------------------------------------------------
North Carolina Fund                       79,596                  47,757                  17,076
---------------------------------------------------------------------------------------------------------
Ohio Fund                                142,868                  47,623                  16,809
---------------------------------------------------------------------------------------------------------
Oregon Fund                              108,923                  60,347                  28,034
---------------------------------------------------------------------------------------------------------
Pennsylvania Fund                        281,024                  93,675                       0
---------------------------------------------------------------------------------------------------------
Virgina Fund                             165,988                  55,332                  20,374
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                        FISCAL YEAR ENDED 12/31/01
---------------------------------------------------------------------------------------------------------
FUND                                ADVISORY FEES PAID    ADVISORY FEES WAIVED     EXPENSES REIMBURSED
---------------------------------------------------------------------------------------------------------
Insured Intermediate Tax                  $72,263                $24,088                  $9,986
Exempt Fund
---------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund                6,660,679                 449,969                       0
---------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund II               223,318                 100,384                  12,392
---------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund             101,841                       0                  13,946
---------------------------------------------------------------------------------------------------------
Arizona Fund                             131,751                  79,051                  14,833
---------------------------------------------------------------------------------------------------------
California Fund                          128,536                  77,122                   4,263
---------------------------------------------------------------------------------------------------------
Colorado Fund                             48,715                  32,477                   8,198
---------------------------------------------------------------------------------------------------------
Connecticut Fund                         189,001                  75,600                  18,230
---------------------------------------------------------------------------------------------------------
Florida Fund                             217,495                  86,998                  16,596
---------------------------------------------------------------------------------------------------------
Georgia Fund                              56,177                  37,451                   8,215
---------------------------------------------------------------------------------------------------------
Maryland Fund                            151,615                  90,881                  12,029
---------------------------------------------------------------------------------------------------------
Massachusetts Fund                       196,374                  78,550                  17,467
---------------------------------------------------------------------------------------------------------
Michigan Fund                            293,225                 117,290                       0
---------------------------------------------------------------------------------------------------------
Minnesota Fund                            73,814                  49,209                  12,190
---------------------------------------------------------------------------------------------------------
Missouri Fund                             34,636                  23,091                   6,173
---------------------------------------------------------------------------------------------------------
New Jersey Fund                          461,445                 123,052                       0
---------------------------------------------------------------------------------------------------------
New York Fund                          1,334,710                 266,942                       0
---------------------------------------------------------------------------------------------------------
North Carolina Fund                      102,189                  61,162                  11,639
---------------------------------------------------------------------------------------------------------
Ohio Fund                                156,838                  62,735                  15,317
---------------------------------------------------------------------------------------------------------
Oregon Fund                              137,150                  83,012                  13,867
---------------------------------------------------------------------------------------------------------
Pennsylvania Fund                        305,569                 122,227                       0
---------------------------------------------------------------------------------------------------------
Virginia Fund                            226,225                  90,490                  16,987
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        FISCAL YEAR ENDED 12/31/02
---------------------------------------------------------------------------------------------------------
FUND                                ADVISORY FEES PAID    ADVISORY FEES WAIVED     EXPENSES REIMBURSED
---------------------------------------------------------------------------------------------------------
Insured Intermediate Tax                $132,652                 $44,214                  $38,818
Exempt Fund
---------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund                6,487,599                 723,337                        0
---------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund II               537,554                 215,022                   33,210
---------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund              99,133                       0                   36,448
---------------------------------------------------------------------------------------------------------
Arizona Fund                             150,777                  70,363                   10,484
---------------------------------------------------------------------------------------------------------
California Fund                          158,378                  73,910                   10,594
---------------------------------------------------------------------------------------------------------
Colorado Fund                             75,819                  50,546                   15,127
---------------------------------------------------------------------------------------------------------
Connecticut Fund                         229,577                  91,831                   28,970
---------------------------------------------------------------------------------------------------------
Florida Fund                             246,879                  82,293                   24,590
---------------------------------------------------------------------------------------------------------
Georgia Fund                              66,586                  44,391                   11,512
---------------------------------------------------------------------------------------------------------
Maryland Fund                            210,035                  98,017                   13,808
---------------------------------------------------------------------------------------------------------
Massachusetts Fund                       212,898                  85,159                   20,828
---------------------------------------------------------------------------------------------------------
Michigan Fund                            319,146                 106,382                        0
---------------------------------------------------------------------------------------------------------
Minnesota Fund                            87,550                  58,367                   16,247
---------------------------------------------------------------------------------------------------------
Missouri Fund                             52,642                  35,095                   12,538
---------------------------------------------------------------------------------------------------------
New Jersey Fund                          517,923                 138,113                        0
---------------------------------------------------------------------------------------------------------
New York Fund                          1,417,827                 283,566                        0
---------------------------------------------------------------------------------------------------------
North Carolina Fund                      141,820                  66,183                   21,895
---------------------------------------------------------------------------------------------------------
Ohio Fund                                173,615                  81,021                   19,287
---------------------------------------------------------------------------------------------------------
Oregon Fund                              165,803                  77,375                   22,025
---------------------------------------------------------------------------------------------------------
Pennsylvania Fund                        342,605                 114,201                        0
---------------------------------------------------------------------------------------------------------
Virgina Fund                             283,868                  94,623                   21,007
---------------------------------------------------------------------------------------------------------

                            UNDERWRITERS AND DEALERS

     Part II of this SAI describes the Underwriting Agreement of each Fund which has an underwriting agreement with FIC, the applicable sales charge on Class A shares expressed both as a percentage of the offering price and net amount invested, and the dealer concession that is paid by FIC to outside dealers expressed as a percentage of the offering price.

     The following table lists the underwriting fees paid to FIC during the fiscal years ended December 31, 2000, 2001 and 2002.

---------------------------------------------------------------------------------------------------------------------
                                 FISCAL YEAR ENDED           FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                 DECEMBER 31, 2000           DECEMBER 31, 2001             DECEMBER 31, 2002
                             ----------------------------------------------------------------------------------------


                                           ADDITIONAL                   ADDITIONAL                      ADDITIONAL
                                            AMOUNTS                      AMOUNTS                         AMOUNTS
                               AMOUNTS    REALLOWED TO     AMOUNTS     REALLOWED TO       AMOUNTS      REALLOWED TO
                             RECEIVED BY  UNAFFILIATED   RECEIVED BY   UNAFFILIATED     RECEIVED BY    UNAFFILIATED
FUND                            FIC        DEALERS          FIC         DEALERS            FIC           DEALERS
---------------------------------------------------------------------------------------------------------------------
Insured Intermediate Tax       $23,169        $9,460      $63,605        $362,940         $66,873        $377,573
Exempt Fund
---------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund        315,995        38,207      386,898          50,458         368,181          35,699
---------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund II*     31,123             0      202,496               0         260,323               0
---------------------------------------------------------------------------------------------------------------------
Arizona Fund                    33,700        14,837       55,507          40,459          69,976         103,262
---------------------------------------------------------------------------------------------------------------------
California Fund                 37,816       104,753       91,262          31,633          97,897         175,966
---------------------------------------------------------------------------------------------------------------------
Colorado Fund                   26,994        22,419       49,019          69,765          60,539          67,260
---------------------------------------------------------------------------------------------------------------------
Connecticut Fund                51,468         6,547      114,636          23,420         182,419         106,724
---------------------------------------------------------------------------------------------------------------------
Florida Fund                    58,907        11,225      155,200          30,549         159,373          53,003
---------------------------------------------------------------------------------------------------------------------
Georgia Fund                    12,742           718       33,264           6,224          26,845          16,970
---------------------------------------------------------------------------------------------------------------------
Maryland Fund                   41,916        65,724       61,695         163,752          85,262         212,667
---------------------------------------------------------------------------------------------------------------------
Massachusetts Fund              25,751         4,944       91,522          15,483          79,491          17,978
---------------------------------------------------------------------------------------------------------------------
Michigan Fund                   27,529        41,394       80,582          95,144         127,973          77,066
---------------------------------------------------------------------------------------------------------------------
Minnesota Fund                  12,668         1,353       61,461           6,813          51,108          23,989
---------------------------------------------------------------------------------------------------------------------
Missouri Fund                   6,276         25,435       15,476          49,176          27,547          66,257
---------------------------------------------------------------------------------------------------------------------
New Jersey Fund                226,063        18,629      361,182          40,152         257,213          42,128
---------------------------------------------------------------------------------------------------------------------
New York  Fund                 233,071        24,463      555,717          27,339         615,256          35,270
---------------------------------------------------------------------------------------------------------------------
North Carolina Fund             33,021        12,834       48,838          14,964          74,411          78,844
---------------------------------------------------------------------------------------------------------------------
Ohio Fund                       59,127        15,691       46,918          14,471          72,828          38,033
---------------------------------------------------------------------------------------------------------------------
Oregon Fund                     61,907         9,910      119,924           8,808         146,502          74,160
---------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund               50,521        23,040      163,373          48,298         149,878          43,486
---------------------------------------------------------------------------------------------------------------------
Virgina Fund                    80,983        10,899      182,697          28,353         172,619          43,000
---------------------------------------------------------------------------------------------------------------------

* Prior to December 18, 2000, Executive Investors Corporation ("EIC") served as the principal underwriter for the Insured Tax Exempt Fund II. EIC is an affiliate of FIC.

                               DISTRIBUTION PLANS

     Part II of this SAI describes the distribution plans of those Funds which have adopted such plans. For the fiscal year ended December 31, 2002, the Funds paid the following in fees pursuant to their plans:

-------------------------------------------------------------------------------------------------------
                                                 CLASS A
-------------------------------------------------------------------------------------------------------
                            COMPENSATION TO    COMPENSATION TO   COMPENSATION TO    TOTAL DISTRIBUTION
FUND                          UNDERWRITER          DEALERS       SALES PERSONNEL     PLAN FEES PAID
-------------------------------------------------------------------------------------------------------
Insured Intermediate              $22,363           $1,859           $19,771              $43,993
Tax Exempt Fund
-------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund         1,412,802            3,132         1,039,217            2,455,151
-------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund
II*                                47,973           34,904            33,126              116,003
-------------------------------------------------------------------------------------------------------
Arizona Fund                       28,158            5,360            12,305               45,823
-------------------------------------------------------------------------------------------------------
California Fund                    29,102            2,126            17,697               48,925
-------------------------------------------------------------------------------------------------------
Colorado Fund                      10,940            1,463            10,390               22,793
-------------------------------------------------------------------------------------------------------
Connecticut Fund                   26,474            2,709            35,656               64,839
-------------------------------------------------------------------------------------------------------
Florida Fund                       35,418            3,454            39,058               77,930
-------------------------------------------------------------------------------------------------------
Georgia Fund                        7,797              805            10,718               19,320
-------------------------------------------------------------------------------------------------------
Maryland Fund                      43,963            4,449             8,607               57,019
-------------------------------------------------------------------------------------------------------
Massachusetts Fund                 27,585              788            34,275               62,648
-------------------------------------------------------------------------------------------------------
Michigan Fund                      56,096           13,995            32,276              102,367
-------------------------------------------------------------------------------------------------------
Minnesota Fund                     14,043            1,915            12,117               28,075
-------------------------------------------------------------------------------------------------------
Missouri Fund                      10,839              453             2,684               13,976
-------------------------------------------------------------------------------------------------------
New Jersey Fund                    69,791            4,580            84,336              158,707
-------------------------------------------------------------------------------------------------------
New York  Fund                    213,479            4,903           231,634              450,016
-------------------------------------------------------------------------------------------------------
North Carolina Fund                21,556            2,589            16,887               41,032
-------------------------------------------------------------------------------------------------------
Ohio Fund                          23,151            4,095            26,008               53,254
-------------------------------------------------------------------------------------------------------
Oregon Fund                        17,381              658            31,631               49,670
-------------------------------------------------------------------------------------------------------
Pennsylvania Fund                  70,279            5,565            31,169              107,013
-------------------------------------------------------------------------------------------------------
Virgina Fund                       38,382            4,270            47,550               90,202
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                 CLASS B
-------------------------------------------------------------------------------------------------------
                            COMPENSATION TO    COMPENSATION TO   COMPENSATION TO    TOTAL DISTRIBUTION
FUND                          UNDERWRITER          DEALERS       SALES PERSONNEL     PLAN FEES PAID
-------------------------------------------------------------------------------------------------------
Insured Intermediate            $8,207             $36,468             $424            $45,099
Tax Exempt Fund
-------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund         22,138               5,881           26,706             54,726
-------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund
II*                             28,278              45,266                0             73,544
-------------------------------------------------------------------------------------------------------
Tax Exempt Money Market
Fund                                 0                   0              803                803
-------------------------------------------------------------------------------------------------------
Arizona Fund                     1,480              15,380              885             17,745
-------------------------------------------------------------------------------------------------------
California Fund                  2,025              13,202              243             15,470
-------------------------------------------------------------------------------------------------------
Colorado Fund                    3,977               5,760              185              9,992
-------------------------------------------------------------------------------------------------------
Connecticut Fund                20,942              21,849            3,956             46,747
-------------------------------------------------------------------------------------------------------
Florida Fund                     1,252              14,960            1,239             17,451
-------------------------------------------------------------------------------------------------------
Georgia Fund                     1,609               9,628              265             11,502
-------------------------------------------------------------------------------------------------------
Maryland Fund                    1,030              48,496            2,447             51,973
-------------------------------------------------------------------------------------------------------
Massachusetts Fund              13,593              16,674            3,006             33,273
-------------------------------------------------------------------------------------------------------
Michigan Fund                    5,760               8,604            1,697             16,061
-------------------------------------------------------------------------------------------------------
Minnesota Fund                     415               3,942               75              4,432
-------------------------------------------------------------------------------------------------------
Missouri Fund                       81              14,107               97             14,284
-------------------------------------------------------------------------------------------------------
New Jersey Fund                 30,871              17,133            7,732             55,736
-------------------------------------------------------------------------------------------------------
New York  Fund                  72,811              10,297            7,265             90,373
-------------------------------------------------------------------------------------------------------
North Carolina Fund                  0              24,542              422             24,964
-------------------------------------------------------------------------------------------------------
Ohio Fund                        1,827              15,913              731             18,471
-------------------------------------------------------------------------------------------------------
Oregon Fund                      6,592              14,824              975             22,391
-------------------------------------------------------------------------------------------------------
Pennsylvania Fund               11,506              13,639            3,005             28,150
-------------------------------------------------------------------------------------------------------
Virgina Fund                     9,934               6,778              970             17,682
-------------------------------------------------------------------------------------------------------

* Prior to December 18, 2000, Insured Tax Exempt Fund II had only one class of undesignated shares and had adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to that single class of shares to compensate EIC for certain expenses incurred in the distribution of shares and the servicing or maintenance of Fund shareholder accounts. As of December 18, 2000 the Insured Tax Exempt Fund II adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares and Class B shares, to compensate FIC (First Investors Corporation) for certain expenses incurred in the distribution of the shares and the servicing or maintenance of Fund shareholder accounts.


                        ALLOCATION OF PORTFOLIO BROKERAGE

     Part II of this SAI describes the brokerage allocation policies of the Funds. The Funds did not pay brokerage commissions for the last three fiscal years.

                               STATE INCOME TAXES

     ARIZONA. In the opinion of Greenberg Traurig, LLP, Arizona tax counsel to Multi-State Insured Tax Free Fund, shareholders which are individuals, corporations, trusts and estates subject to Arizona income tax will not be subject to the Arizona income tax on distributions from the Arizona fund to the extent these distributions qualify as (i) exempt-interest dividends, as defined in Section 852(b)(5) of the Code, that are derived from obligations issued by the State of Arizona or any political subdivision thereof, or interest and obligations issued by the United States government and its agencies, Puerto Rico, the Virgin Islands or Guam. Other distributions from the Arizona Fund, including, without limitation, those related to short-term and long-term capital gains derived from obligations issued by any other states or any political subdivision thereof, generally will be taxable under Arizona law when received by Arizona taxpayers.

     Interest on indebtedness incurred (directly or indirectly) by an investor to purchase or carry an investment in the Arizona Fund should not be deductible for Arizona income tax purposes to the extent that the Arizona Fund holds tax-exempt obligations of the state of Arizona or any political subdivision thereof or obligations of the United States, Puerto Rico, the Virgin Islands or Guam.

     CALIFORNIA. In the opinion of Parker, Milliken, Clark, O'Hara & Samuelian, a professional corporation, California tax counsel to Multi-State Insured Tax Free Fund, distributions made to individuals, estates or trusts by the California Fund are not includible in gross income for California personal income tax purposes to the extent that such distributions are treated as exempt-interest dividends under the Code, and are attributable to California tax-exempt interest, less allocable nondeductible expenses. Such treatment will result provided that the California Fund qualifies as a regulated investment company under the Code, properly designates such exempt-interest dividends under California law and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in qualified tax-exempt obligations. The designation requirement is met by the California Fund by notifying shareholders within 60 days after the close of a taxable year to the extent that dividends are exempt-interest dividends. It is important that California shareholders retain this designation each year in order to establish that exempt-interest dividends are tax-exempt under California law. Qualified tax-exempt obligations under California law generally include obligations issued by California or a local government within California as well as direct U.S. Government obligations. Direct U.S. Government obligations do not include securities guaranteed by U.S. Government agencies such as the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or similar agencies. A portion of any discount attributable to a stripped tax-exempt bond or a stripped coupon may be treated as taxable when distributed to shareholders. Distributions of the California Fund that are derived from sources other than those described above, including interest on certain non-California obligations such as repurchase agreements and municipal instruments of other states, will not be treated as tax-exempt for California personal income tax purposes and are also includible in income subject to the California alternative minimum tax.

     Distributions treated as capital gains dividends under the Code will currently be taxed as ordinary income for California personal income tax purposes. Consequently, it should also be noted that the credit under the Code for capital gains taxes paid on undistributed capital gains will not be ordinarily recognized for California personal income tax purposes.

     Corporations subject to the California franchise tax or California corporate income tax are required to include in their gross income and in income subject to the corporate alternative minimum tax all distributions received from the California Fund, including exempt-interest dividends. California law does not follow Federal law with respect to the corporate dividends received deduction from regulated investment companies.

     California law generally follows Federal law on matters such as denial or limitation of deductions for short-term losses where exempt-interest dividends have recently been received, wash sales, limitations on tax basis for certain sales charges and the nondeductibility of interest on indebtedness incurred by shareholders to purchase or carry shares of tax-exempt instruments, such as the California Fund.

     It is the intent of Multi-State Insured Tax Free Fund, as represented to and relied upon by California tax counsel in rendering their opinion, that except when acceptable investments are unavailable for the California Fund, the California Fund will maintain at least 80% of the value of its net assets in debt obligations of the State of California, its localities and political subdivisions, which are exempt from regular Federal income tax and California personal income tax.

     COLORADO. In the opinion of Kutak Rock LLP, Colorado tax counsel to Multi-State Insured, shareholders of the Colorado Fund that are corporations, individuals, estates or trusts subject to the Colorado personal income tax will not be required to include in their gross income for Colorado income tax purposes, distributions made by the Colorado Fund that are derived from interest on obligations issued by the State of Colorado, or any political subdivision thereof on or after May 1, 1980, which obligations are exempt from federal taxation under Section 103(a) of the Code. Similarly, corporations, individuals, estates and trusts may exclude from the calculation of Colorado income tax dividend distributions from the Colorado Fund to the extent attributable to interest on obligations of the United States or its possessions. Colorado statutes provide that corporations, individuals, estates and trusts will not be entitled to exclude from income any dividend distributions from the Colorado Fund which are attributable to interest exempt from federal income tax under
Section 103(a) of the Code and attributable to obligations issued by any other state or a political subdivision thereof. As a general matter, neither capital gains recognized as a result of the sale of shares in the Colorado Fund nor capital gain dividends received from the Colorado Fund can be excluded for purposes of calculating the Colorado income tax by individuals, estates, trusts or corporations. In addition, interest or indebtedness incurred or continued by individuals, estates, trusts, or corporations to purchase or carry shares of the Colorado Fund will not be deductible for Colorado income tax purposes to the extent that the Colorado Fund distributions consist of exempt-interest dividends during the applicable taxable year of such shareholder. Colorado has no municipal income taxes.

     CONNECTICUT. In the opinion of Kelley Drye & Warren LLP, Connecticut tax counsel to Multi-State Insured Tax Free Fund, shareholders who are Connecticut resident individuals will not be subject to the Connecticut personal income tax on distributions from the Connecticut Fund to the extent that such distributions qualify as (i) exempt-interest dividends, as defined in section 852(b)(5) of the Code, derived from obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut, or (ii) exempt dividends, as defined under Connecticut income tax law as dividends from a regulated investment company meeting certain requirements. All other distributions from the Connecticut Fund to shareholders who are Connecticut resident individuals and gains resulting from the redemption or sale of shares in the Connecticut Fund by such shareholders will generally be includable in the Connecticut income of such shareholders.

     Corporate   shareholders  of  the  Connecticut   Fund  subject  to  tax  in
Connecticut will be required to include in net income, for purposes of calculating the Connecticut corporation business tax, distributions made by the Connecticut Fund and gains resulting from the redemption or sale of shares of the Connecticut Fund. In determining net income, corporate shareholders who own less than 20% of the Connecticut Fund will be entitled to deduct 70% of the amount of includable distributions that qualify as dividends under Section 316 of the Code. Corporate shareholders who own 20% or more of the Connecticut Fund will be entitled to deduct 100% of such distributions that qualify as dividends under Section 316 of the Code.

     The foregoing discussion assumes that the Connecticut Fund qualifies and elects to be treated as a regulated investment company for federal income tax purposes.

     FLORIDA. In the opinion of Piper Rudnick LLP, Florida tax counsel to Multi-State Insured Tax Free Fund, under existing law, shareholders of the Florida Fund will not be subject to the Florida intangible personal property tax on their ownership of Florida Fund shares or on distributions of income or gains made by the Florida Fund to the extent that such distributions are attributable solely to investment in: (i) obligations issued by the United States government and its agencies, instrumentalities or territories (including Puerto Rico, Guam and the U.S. Virgin Islands) (collectively, "Exempt Instruments"); or (ii) to money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts ("Florida Instruments"). If the Florida Fund is not invested solely in Exempt Instruments and Florida Instruments, then the Florida intangible personal property tax ("Intangible Tax") will apply as follows:

               (a) The portion of the net asset value of the Florida Fund's portfolio that is attributable to Exempt Instruments will be exempt from the Intangible Tax.

               (b) If the remaining portion of the net asset value of the Florida Fund's portfolio, after removing the portion representing Exempt Instruments, represents assets which are themselves exempt from the Intangible Tax, then this portion will also be exempt from the Intangible Tax.

               (c) If the remaining portion of the net asset value of the Florida Fund's portfolio, after removing the portion representing Exempt Instruments, represents any asset which is subject to the Intangible Tax under Florida law, then the remaining portion of the net asset value of the Florida Fund's portfolio will be subject to the Intangible Tax.

     Shareholders of the Florida Fund will be exempt from the Intangible Tax on their shares to the extent that the net asset value of the Florida Fund's portfolio is exempt. (The Florida Fund has no present intention of investing in assets which will be subject to the Intangible Tax.)

     Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the Florida Fund or on gains resulting from the redemption or exchange of shares of the Florida Fund. Corporate shareholders will be subject to the Florida income tax on all distributions received from the Florida Fund, regardless of the tax-exempt status of interest received from the Florida Fund which is attributable to bonds under section 103(a) of the Code or any other Federal law; however, if a corporation does not have its commercial domicile within the state of Florida, its non-business income generated from the Florida Fund is not allocated as Florida income subject to Florida corporate income tax. Non-business income includes capital gains and interest to the extent they do not arise from transactions and activities in the regular course of a taxpayer's business.

     For Florida state income tax purposes, the Florida Fund itself will not be subject to the Florida income tax so long as it has no income subject to Federal taxation.

     Shareholders of the Florida Fund will be subject to Florida estate tax on their Florida Fund shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the Code (currently section 2011 and in some cases section 2102 of the Code) for death taxes actually paid to the several states.

     Neither interests held by shareholders of the Florida Fund nor Exempt Instruments nor money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts held by the Florida Fund will be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

     GEORGIA. In the opinion of Kutak Rock, LLP, Georgia tax counsel to Multi-State Insured Tax Free Fund, shareholders of the Georgia Fund that are individuals, estates, trusts, and corporations subject to Georgia income tax may exclude from income for Georgia income tax purposes, distributions from the Georgia Fund that are derived from interest on obligations issued by the State of Georgia or any political subdivision thereof, or exempt from federal taxation under section 103(a) of the Code. Individuals, estates, trusts and corporations may exclude from income for Georgia income tax purposes, dividend distributions from the Georgia Fund on obligations of the United States or of any authority, commission, instrumentality or possession thereof exempt from state income tax under federal law.

     Capital gains recognized as a result of the sale of shares in the Georgia Fund can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts or corporations.

     Georgia tax counsel urges each potential investor in the Georgia Fund to consult his or her own tax advisor regarding all Georgia Fund income tax related matters specifically pertaining to them.

     MARYLAND. In the opinion of Hodes, Ulman, Pessin & Katz, P.A., Maryland tax counsel to Multi-State Insured Tax Free Fund, holders of shares of the Maryland Fund who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income taxes will not be subject to tax in Maryland on Maryland Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code and are attributable to: (1) interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities; (2) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States; or
(3) gain realized by the Maryland Fund from the sale or exchange of bonds issued by Maryland or a political subdivision of Maryland or of the United States or an authority, commission or instrumentality of the United States. To the extent that distributions of the Maryland Fund are attributable to sources other than those described above, such as: (1) interest on obligations issued by states other than Maryland; or (2) income from repurchase agreements, such distributions will not be exempt from Maryland state and local income taxes. In addition, gain realized by a shareholder upon a redemption or exchange of Maryland Fund shares will be subject to Maryland state and local taxation. If the Maryland Fund fails to qualify as a regulated investment company for federal income tax purposes, it would be subject to Maryland corporate income tax, and distributions would be taxable as ordinary income to the shareholders. The State of Maryland presently includes in taxable net income certain tax preference items. Interest paid on certain private activity bonds constitutes such a tax preference item. Accordingly, subject to a threshold amount, 50% of any distributions of the Maryland Fund attributable to such specified private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     MASSACHUSETTS. In the opinion of Palmer & Dodge LLP, Massachusetts tax counsel to Multi-State Insured Tax Free Fund, holders of shares of the Massachusetts Fund who are subject to Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions (1) qualify as exempt interest dividends of a regulated investment company within the meaning of Code section 852(b)(5) that are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions that is exempt from Massachusetts taxation or (2) qualify as capital gain dividends as defined in Code section 852(b)(3)(C), that are attributable to gain on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions that is exempt from Massachusetts taxation. If a holder of shares of the Massachusetts Fund is a corporation subject to the Massachusetts corporate excise tax, distributions received from the Massachusetts Fund are includable in gross income and generally may not be deducted by such a corporate holder in computing its net income. The shares of the Massachusetts Fund will be includable in the gross estate of a deceased individual holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

     Distributions to holders of shares of the Massachusetts Fund who are subject to Massachusetts personal income tax that do not qualify as exempt-interest dividends, as defined in Code section 852(b)(5), or capital gain dividends, as defined in Code section 852(b)(3)(C), directly attributable to interest or capital gain exempt from Massachusetts taxation on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions will generally be subject to Massachusetts income tax. Among the items that will not be subject to Massachusetts income tax are the following: exempt-interest dividends attributable to interest on obligations issued by the Commonwealth of Puerto Rico, the government of Guam, the
government  of  the  Virgin  Islands  or  their  respective   authorities,   and
distributions attributable to interest on obligations of the United States exempt from state income taxation. The Massachusetts Fund must identify the items not subject to tax in a written notice to the shareholders. The holders of shares of the Massachusetts Fund may recognize taxable gain or loss upon an exchange or redemption of their shares.

     MICHIGAN. In the opinion of Dickinson Wright PLLC, Michigan tax counsel to Multi-State Insured Tax Free Fund, holders of the Michigan Fund will not be subject to the Michigan income tax or single business tax on Michigan Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a RIC under Code section 852(b)(5) which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain other federally tax exempt obligations, the interest on which is exempt from Michigan tax, such as certain obligations of Puerto Rico). To the extent that distributions on the Michigan Fund are attributable to sources other than those described above, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Fund are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

     MINNESOTA. In the opinion of Faegre & Benson LLP, Minnesota tax counsel to Multi-State Insured Tax Free Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

     Pursuant to Minnesota legislation enacted in 1995, exempt-interest dividends that are derived from interest income on obligations of the Minnesota Sources described above may become subject to tax in the case of individuals, estates, and trusts if the exemption of such income were judicially determined to discriminate against interstate commerce. See "Risk Factors for the Minnesota Fund" for further discussion of this legislation.

     Subject to certain limitations that are set forth in the Minnesota Rules, Minnesota Fund dividends, if any, that are derived from interest on certain
United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

     Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Minnesota Fund will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota AMT purposes, in the case of shareholders who are individuals, estates or trusts. Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations the interest on which is exempt from the federal income tax and the Minnesota personal income tax, subject to the discussion in this SAI relating to legislation enacted in Minnesota in 1995. The Minnesota Fund seeks to invest so that the 95% test described above will be met.

     Minnesota presently imposes an AMT on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes Federal Tax Preference Items. Accordingly, the portion of exempt-interest dividends that constitutes a Federal Tax Preference Item for purposes of the federal AMT, even though it is derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota AMT is computed. In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources generally is also subject to the Minnesota AMT imposed on individuals, estates, and trusts. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources, generally will be subject to the Minnesota AMT imposed on such shareholders.

     MISSOURI. In the opinion of Shook, Hardy & Bacon L.L.P., Missouri tax counsel to Multi-State Insured Tax Free Fund, if a dividend paid by the Missouri Fund qualifies as an exempt-interest dividend under the Code, the portion of such exempt-interest dividend that is attributable to interest received by the Missouri Fund on obligations of (1) Missouri or its political subdivisions ("Missouri Obligations"), or (2) territories or possessions of the United States (to the extent federal law exempts interest on such obligations from state taxation), will not be subject to the Missouri income tax when received by a shareholder of the Missouri Fund, provided that the Missouri Fund properly designates such portion as an exempt dividend (a "Missouri Dividend") under Missouri law. To the extent any dividend (or portion thereof) paid by the Missouri Fund is attributable to net interest earned by the Missouri Fund on obligations of the United States, such dividend (or portion thereof) will not be subject to the Missouri income tax when received by a shareholder of the Missouri Fund, provided (1) the Missouri Fund properly designates such dividend (or portion thereof) as a "state income tax exempt-interest dividend" under Missouri law, and (2) the Missouri Fund and the shareholder meet certain record keeping requirements specified under Missouri law. Except as provided in the preceding paragraphs, the State of Missouri has no special exemption provisions for (1) dividends received by shareholders of a RIC or (2) capital gains realized by shareholders of a RIC upon the sale or exchange of shares of such RIC. Thus, in the case of shareholders who are subject to the Missouri income tax and who, under applicable law, are required to include capital gain, dividend and interest income in their Missouri taxable income, all dividends, except Missouri Dividends and dividends properly designated as "state income tax exempt-interest dividends" under Missouri law, paid by the Missouri Fund to such shareholders, and all gains realized by such shareholders on the redemption or sale of shares of the Missouri Fund, will be subject to the Missouri income tax.

     Dividends paid by the Missouri Fund will not be subject to the city earnings and profits tax of St. Louis. With respect to the city earnings and profits tax of Kansas City (the "City Tax"), dividends received by (1) an individual shareholder of the Missouri Fund who is not engaged in a trade or business, or (2) any other shareholder of the Missouri Fund (a "Business Taxpayer") who holds shares of the Missouri Fund for investment purposes and not as part of its ordinary trade or business, will not be subject to the City Tax. With respect to dividends received by a Business Taxpayer who holds shares as part of its ordinary trade or business, each dividend (or portion thereof) paid by the Missouri Fund that is attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions, will not be subject to the City Tax; however, except as set forth in the following paragraph, other dividends received by such Business Taxpayer (and all gains realized by such Business Taxpayer on the redemption or sale of shares of the Missouri Fund) will be subject to the applicable City Tax, to the extent such Business Taxpayer is otherwise subject to such tax.

     The enabling statutes for the City Tax do not indicate whether obligations of territories (as opposed to possessions) of the United States are exempt from the City Tax. Therefore, Shook, Hardy & Bacon L.L.P. specifically refrains from expressing an opinion as to whether dividends attributable to interest earned on obligations of territories of the United States are exempt from the City Tax.

     NEW JERSEY. Provided that the New Jersey Fund qualifies as a qualified investment fund under New Jersey law, shareholders of the New Jersey Fund who are New Jersey residents individuals, estates and trusts will not be subject to the New Jersey Gross Income Tax on (1) distributions of the interest and capital gains made by the New Jersey Fund to the extent that such distributions are with respect to New Jersey state and local bonds and (2) on gains resulting from the redemption or sale of shares of the New Jersey Fund. A corporate shareholder of the New Jersey Fund subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax will be required to include in its corporate tax base (1) distributions of interest and capital gains made by the New Jersey Fund and (2) gains resulting from the redemption or sale of shares of the New Jersey Fund.

     Qualified investment funds described in N.J.S.A. 54A:6-14.1 are any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items (including receivables), and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables) and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent the instruments are authorized by section 851(b) of the Code, in obligations described in N.J.S.A. 54A:6-14.

     New Jersey state and local bonds described in N.J.S.A. 54A:6-14 are obligations (1) issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey, and (2) obligations statutorily free from state or local taxation under any New Jersey or United States laws.

     Except when acceptable investments are unavailable to the New Jersey Fund, it will maintain at least 80% of the value of its investments in debt obligations which are exempt from federal income tax and New Jersey Gross Income Tax. The New Jersey Fund will not invest in discount obligations other than those described in N.J.S.A. 54A:6-14.

     NEW YORK. In the opinion of Hawkins, Delafield & Wood, tax counsel to New York Insured Tax Free Fund, New York resident individual shareholders will not be subject to the personal income taxes imposed by New York State and by New
York City on distributions from New York Insured Tax Free Fund to the extent that these distributions qualify as exempt-interests dividends, as defined in section 852(b)(5) of the Code, and are attributable to interest on obligations issued by or on behalf of the State of New York or any political subdivision thereof. New York Insured Tax Free Fund distributions are not excluded from the determination of the franchise and corporation taxes that are based on entire net income and respectively imposed by the State and City of New York.

     Distributions to New York resident individual shareholders of New York Insured Tax Free Fund that are attributable to sources other than from obligations issued by or on behalf of the State of New York or any political subdivision thereof will generally be includable in New York personal income of such shareholder. Additionally, interest on indebtedness incurred or continued to purchase or carry shares of New York Insured Tax Free Fund will not be deductible for New York personal income tax purposes to the extent that such interest is allocable to exempt-interest dividends paid by New York Insured Tax Free Fund.

     NORTH CAROLINA. This opinion of Kennedy Covington Lobdell & Hickman, L.L.P., North Carolina tax counsel to Multi-State Insured Tax Free Fund, and the information appearing in the SAI are based on the current provisions of Chapter 105 of the North Carolina General Statutes, the North Carolina Administrative Code, and the administrative position of the North Carolina Department of Revenue (the "Revenue Department") as found in rules, bulletins and statements issued by the Revenue Department.

     Individual shareholders of the North Carolina Fund who are subject to North Carolina income taxation will not be subject to such tax on North Carolina Fund dividend distributions to the extent that such distributions represent interest on (a) direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina. (All such obligations giving rise to interest exempt from North Carolina taxation are collectively referred to as "North Carolina Exempt
Obligations".) Corporate shareholders of the North Carolina Fund that are subject to North Carolina income taxation will not be subject to such tax on North Carolina Fund dividend distributions to the extent of the net of (i) distributions representing interest from North Carolina Exempt Obligations, less
(ii) related expenses.

     The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the North Carolina Fund, except that distributions of capital gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina, its political subdivisions, or their respective agencies.

     The non-taxability of dividends paid by the North Carolina Fund to a shareholder is conditioned upon the North Carolina Fund's providing a supporting statement to the shareholder verifying the amount received by the shareholder that represents distributions on North Carolina Exempt Obligations. In the absence of a supporting statement, the total amount designated by the North Carolina Fund as exempt from tax is subject to North Carolina income tax. The North Carolina Fund has indicated that it will provide to the shareholders a supporting statement that meets the Revenue Department's requirements.

     Interest earned on obligations that are merely backed or guaranteed by the United States Government do not represent direct obligations of the United States or its possessions and do not qualify for exemption from North Carolina income taxation. For instance, interest income realized on obligations of the Federal National Mortgage Association and interest paid by the issuer of mortgage-backed certificates guaranteed by the Federal government, Federal agencies or corporations formed by the Federal government are not considered income from obligations of the United States and are subject to North Carolina income taxation. Also, interest paid in connection with repurchase agreements issued by banks and savings and loan associations is subject to North Carolina income taxation.

     OHIO. In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to Multi-State Insured Tax Free Fund, provided that the Ohio Fund continues to qualify as a RIC for federal income tax purposes and that at all times at least 50 percent of the value of the total assets of the Ohio Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") or similar obligations of other states or their subdivisions (the "RIC and 50% tests"), shareholders of the Ohio Fund who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Fund to the extent that such distributions are properly attributable to (1) interest on and profit made on the sale, exchange or other disposition of Ohio Obligations or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (e.g., obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam and their authorities and municipalities) ("Federal and Possessions Obligations").

     It is further the opinion of Squire, Sanders & Dempsey L.L.P. that, provided the RIC and 50% tests are satisfied, shareholders who are otherwise subject to the Ohio corporation franchise tax will not be required to include distributions with respect to shares of the Ohio Fund in their tax base for purposes of computing such tax on the net income basis to the extent that such distributions are (1) properly attributable to interest on or profits made on the sale, exchange or other disposition of Ohio Obligations, (2) exempt-interest dividends for federal income tax purposes, or (3) properly attributable to interest on Federal and Possessions Obligations, provided, in the case of interest on Possessions Obligations, such interest is excluded from gross income for federal income tax purposes. However, shares of the Ohio Fund will be includable in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Corporate shareholders that are subject to Ohio municipal income tax will not be subject to such tax on distributions received from the Ohio Fund to the extent such distributions consist of interest on or profit made on the sale, exchange, or other disposition of Ohio Obligations, provided the RIC and 50% tests are satisfied.

     Except when acceptable investments are unavailable to the Ohio Fund, it will maintain at least 80% of the value of its net assets in obligations that are exempt from federal income tax and that are exempt from Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

     OREGON.  In the  opinion of  Holland & Knight  LLP,  Oregon tax  counsel to
Multi-State Insured Tax Free Fund, shareholders of the Oregon Fund who are subject to the Oregon personal income tax will not be required to include in their Oregon personal income distributions from the Oregon Fund to the extent that (1) such distributions qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code that are attributable to interest from tax-exempt obligations of the State of Oregon or its political subdivisions or authorities;

(2) such distributions are attributable to interest from obligations issued by possessions of the United States; or (3) such distributions are attributable to interest from obligations issued by the U.S. Government, its agencies and instrumentalities and are exempted from state income tax under the laws of the United States. To the extent that distributions from the Oregon Fund are attributable to sources other than those described in the preceding sentence, such distributions will not be exempt from the Oregon personal income tax. Also, distributions that qualify as capital gain dividends under section 852(b)(3)(C) of the Code and that are includable in federal gross income will be includable as capital gains in Oregon income of a shareholder.

     Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Oregon Fund to purchase or carry shares of the Oregon Fund will not be deductible for purposes of the Oregon personal income tax.

     Shareholders of the Oregon Fund that are otherwise subject to the Oregon corporate excise tax must include in income distributions with respect to shares of the Oregon Fund.

     PENNSYLVANIA. In the opinion of Kirkpatrick & Lockhart LLP, Pennsylvania tax counsel to Multi-State Insured Tax Free Fund, individual shareholders of the Pennsylvania Fund who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions of interest by the Pennsylvania Fund that are attributable to obligations issued by Pennsylvania, public authorities, commissions, boards or agencies created by Pennsylvania, political subdivisions of Pennsylvania or public authorities created by any such political subdivisions, or obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the United States ("Exempt Obligations"). Distributions of gains on Exempt Obligations will be subject to Pennsylvania personal income taxes in the hands of shareholders who are otherwise subject to the Pennsylvania personal income tax. Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax.

     Shares of the Pennsylvania Fund that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the Pennsylvania Funds portfolio consists of Exempt Obligations on the annual assessment date. Non-residents of the Commonwealth of Pennsylvania are not subject to this tax. Individual shareholders who are residents of Allegheny County, the City of Pittsburgh or the School District of Pittsburgh, have no obligation to pay a personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment net income tax provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report such percentage to its shareholders.

     Corporate shareholders who are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on interest on Exempt Obligations distributed by the Pennsylvania Fund. Gains on Exempt Obligations are, however, subject to the corporate net income tax in the hands of a corporate shareholder. For purposes of the Pennsylvania capital stock and franchise tax, a portion of the shares in the Pennsylvania Fund will be considered exempt assets in determining capital stock value. The investment in the Pennsylvania Fund generally will be exempt in the same percentage that the exempt interest dividends of the fund bear to the total dividends of the fund.

     Except when acceptable investments are unavailable to the Pennsylvania Fund, the Pennsylvania Fund will maintain at least 80% of the value of its net assets in debt obligations of the Commonwealth of Pennsylvania, its localities and political subdivisions, which are exempt from Federal income tax and Pennsylvania personal income tax and personal property taxes.

     Virginia. In the opinion of Sands, Anderson, Marks & Miller, a Professional Corporation, Virginia tax counsel to Multi-State Insured Tax Free Fund, interest on exempt obligations in the Virginia Fund passed through to shareholders in qualifying distributions will retain its exempt status in the hands of the shareholders. Accordingly, individual shareholders of the Virginia Fund subject to Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the Virginia Fund that are exclusively (1) both tax-exempt for federal income tax purposes and derived from interest on obligations of the Commonwealth of Virginia or any of its political subdivisions, or (2) without regard to any exemption from federal income tax, are derived from interest in certain obligations for which a Virginia income tax exemption is independently provided, including, among others, obligations issued under the Virginia Public Finance Act, certain revenue bonds for transportation facilities, and obligations issued by the Virginia Housing Development Authority, the Virginia Education Loan Authority, and industrial development authorities created pursuant to the Virginia Industrial Development and Revenue Bond Act. If a distribution includes both taxable and tax-exempt interest, the entire distribution is included in the gross income of the shareholder for Virginia personal income tax purposes unless the exempt portion is designated with reasonable certainty. Counsel has been advised that, in the event any such commingled distributions are made by the Virginia Fund, the Virginia Fund intends to provide such designation in a manner acceptable to the Virginia Department of Taxation, to shareholders of the Virginia Fund.

     In general, an individual shareholder of the Virginia Fund who is a Virginia resident will recognize capital gains for Virginia income tax purposes to the same extent that he or she would for federal income tax purposes when the Virginia Fund makes a capital gains distribution or the shareholder redeems or sells shares. In certain instances, however, legislation creating the entity issuing debt obligations expressly exempts profit on the sale of the obligation from Virginia income taxation.

     Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Virginia Fund will not be deductible for Virginia income tax purposes.


                             PERFORMANCE INFORMATION

     Part II of this SAI describes how performance information is computed. Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 2002 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN AT PUBLIC OFFERING PRICE(1),(2),(3)

----------------------------------------------------------------------------------------------------------------------
                                ONE YEAR               FIVE YEARS              TEN YEARS            LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------
                           CLASS A    CLASS B     CLASS A     CLASS B     CLASS A    CLASS B     CLASS A     CLASS B
FUND                       SHARES      SHARES      SHARES      SHARES     SHARES      SHARES      SHARES     SHARES
----------------------------------------------------------------------------------------------------------------------
Insured Intermediate
Tax Exempt Fund             6.14%      7.80%       5.58%       5.61%        NA          NA        5.54%       6.43%
----------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund     3.76%      5.36%       4.11%       4.26%       5.06%        NA          NA        5.83%
----------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund
II                          5.91%      7.49%       5.94%         NA        7.46%        NA          NA        6.95%
----------------------------------------------------------------------------------------------------------------------
Arizona Fund                3.81%      5.34%       4.63%       4.73%       6.19%        NA          NA        6.55%
----------------------------------------------------------------------------------------------------------------------
California Fund             4.21%      5.67%       4.86%       4.95%       6.14%        NA          NA        6.74%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Colorado Fund               4.43%      5.89%       5.00%       5.11%       6.38%        NA          NA        6.91%
----------------------------------------------------------------------------------------------------------------------
Connecticut Fund            3.52%      5.09%       4.43%       4.50%       5.69%        NA          NA        6.21%
----------------------------------------------------------------------------------------------------------------------
Florida Fund                4.09%      5.72%       4.53%       4.61%       6.09%        NA          NA        6.53%
----------------------------------------------------------------------------------------------------------------------
Georgia Fund                4.43%      6.00%       5.00%       5.10%       6.60%        NA          NA        6.91%
----------------------------------------------------------------------------------------------------------------------
Maryland Fund               3.75%      5.25%       4.61%       4.70%       6.08%        NA          NA        6.49%
----------------------------------------------------------------------------------------------------------------------
Massachusetts Fund          3.90%      5.49%       4.48%       4.58%       5.59%        NA          NA        6.13%
----------------------------------------------------------------------------------------------------------------------
Michigan Fund               3.61%      5.05%       4.19%       4.27%       5.74%        NA          NA        6.16%
----------------------------------------------------------------------------------------------------------------------
Minnesota Fund              3.30%      4.71%       4.60%       4.69%       5.47%        NA          NA        6.17%
----------------------------------------------------------------------------------------------------------------------
Missouri Fund               4.78%      6.36%       5.04%       5.15%       6.32%        NA          NA        6.87%
----------------------------------------------------------------------------------------------------------------------
New Jersey Fund             3.41%      4.88%       4.26%       4.34%       5.48%        NA          NA        5.91%
----------------------------------------------------------------------------------------------------------------------
New York Fund               4.11%      5.59%       4.18%       4.34%       5.08%        NA          NA        5.77%
----------------------------------------------------------------------------------------------------------------------
North Carolina Fund         4.22%      5.78%       4.89%       4.98%       6.20%        NA          NA        6.80%
----------------------------------------------------------------------------------------------------------------------
Ohio Fund                   4.41%      5.95%       4.57%       4.68%       5.87%        NA          NA        6.40%
----------------------------------------------------------------------------------------------------------------------
Oregon Fund                 3.69%      5.16%       4.54%       4.64%       5.90%        NA          NA        6.55%
----------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund           4.32%      5.95%       4.54%       4.63%       5.96%        NA          NA        6.47%
----------------------------------------------------------------------------------------------------------------------
Virgina Fund                3.84%      5.21%       4.37%       4.44%       5.71%        NA          NA        6.24%
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN AT PUBLIC OFFERING PRICE(1),(2),(3)

----------------------------------------------------------------------------------------------------------------------
                                ONE YEAR               FIVE YEARS              TEN YEARS            LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------
                           CLASS A    CLASS B     CLASS A     CLASS B     CLASS A    CLASS B     CLASS A     CLASS B
FUND                       SHARES      SHARES      SHARES      SHARES     SHARES      SHARES      SHARES     SHARES
----------------------------------------------------------------------------------------------------------------------
Insured Intermediate        6.14%      7.80%       31.20%      31.39%       NA          NA        63.49%     64.38%
Tax Exempt Fund
----------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund     3.76%      5.36%       22.34%      23.19%     63.89%        NA          NA       57.06%
----------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund
II                          5.91%      7.49%       33.44%        NA       105.38%       NA          NA       14.69%
----------------------------------------------------------------------------------------------------------------------
Arizona Fund                3.81%      5.34%       25.37%      26.02%     82.30%        NA          NA       65.85%
----------------------------------------------------------------------------------------------------------------------
California Fund             4.21%      5.67%       26.76%      27.32%     81.41%        NA          NA       68.23%
----------------------------------------------------------------------------------------------------------------------
Colorado Fund               4.43%      5.89%       27.65%      28.28%     85.65%        NA          NA       70.37%
----------------------------------------------------------------------------------------------------------------------
Connecticut Fund            3.52%      5.09%       24.17%      24.62%     73.96%        NA          NA       61.62%
----------------------------------------------------------------------------------------------------------------------
Florida Fund                4.09%      5.72%       24.78%      25.28%     80.69%        NA          NA       65.60%
----------------------------------------------------------------------------------------------------------------------
Georgia Fund                4.43%      6.00%       27.61%      28.23%     89.51%        NA          NA       70.41%
----------------------------------------------------------------------------------------------------------------------
Maryland Fund               3.75%      5.25%       25.30%      25.82%     80.40%        NA          NA       65.03%
----------------------------------------------------------------------------------------------------------------------
Massachusetts Fund          3.90%      5.49%       24.49%      25.07%     72.28%        NA          NA       60.72%
----------------------------------------------------------------------------------------------------------------------
Michigan Fund               3.61%      5.05%       22.77%      23.25%     74.80%        NA          NA       61.01%
----------------------------------------------------------------------------------------------------------------------
Minnesota Fund              3.30%      4.71%       25.21%      25.75%     70.33%        NA          NA       61.14%
----------------------------------------------------------------------------------------------------------------------
Missouri Fund               4.78%      6.36%       27.90%      28.54%     84.65%        NA          NA       69.86%
----------------------------------------------------------------------------------------------------------------------
New Jersey Fund             3.41%      4.88%       23.19%      23.66%     70.46%        NA          NA       58.11%
----------------------------------------------------------------------------------------------------------------------
New York Fund               4.11%      5.59%       22.75%      23.65%     64.07%        NA          NA       56.38%
----------------------------------------------------------------------------------------------------------------------
North Carolina Fund         4.22%      5.78%       26.97%      27.52%     82.56%        NA          NA       68.91%
----------------------------------------------------------------------------------------------------------------------
Ohio Fund                   4.41%      5.95%       25.01%      25.70%     76.91%        NA          NA       64.04%
----------------------------------------------------------------------------------------------------------------------
Oregon Fund                 3.69%      5.16%       24.85%      25.46%     77.36%        NA          NA       65.82%
----------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund           4.32%      5.95%       24.83%      25.37%     78.36%        NA          NA       64.78%
----------------------------------------------------------------------------------------------------------------------
Virgina Fund                3.84%      5.21%       23.87%      24.24%     74.25%        NA          NA       61.99%
----------------------------------------------------------------------------------------------------------------------

-----------------------
(1) All Class A average annual total return figures reflect the maximum sales charge of 5.75% and dividends reinvested at net asset value. All Class B total return figures assume the maximum applicable CDSC. For certain of the Funds, prior to July 1, 1993, the maximum sales charge was 6.90%. From July 1, 1993 to June 30, 2002, the maximum front-end sales charge was 6.25%.

(2) Certain expenses of the Funds have been waived from commencement of operations through December 31, 2002. Accordingly, return figures are higher than they would have been had such expenses not been waived.

(3) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; INSURED TAX EXEMPT FUND
     - August 3, 1977; INSURED TAX EXEMPT FUND II -- July 26, 1990; ARIZONA FUND -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA FUND -- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January 1, 1987; NEW JERSEY FUND -- September 13, 1988; NEW YORK INSURED - June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990. The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND
     II. The commencement of offering of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.

     Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value ("NAV"). Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 2002 are set forth in the tables below.

AVERAGE ANNUAL TOTAL RETURN AT NAV(1),(2)

----------------------------------------------------------------------------------------------------------------------
                                ONE YEAR               FIVE YEARS              TEN YEARS            LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------
                           CLASS A    CLASS B     CLASS A     CLASS B     CLASS A    CLASS B     CLASS A     CLASS B
FUND                       SHARES      SHARES      SHARES      SHARES     SHARES      SHARES      SHARES     SHARES
----------------------------------------------------------------------------------------------------------------------
Insured Intermediate
Tax Exempt Fund            12.67%      11.80%      6.83%       5.93%        NA          NA        6.23%       6.43%
----------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund    10.10%      9.36%       5.36%       4.60%       5.69%        NA          NA        5.83%
----------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund
II                         12.34%      11.49%      7.20%         NA        8.10%        NA          NA        8.31%
----------------------------------------------------------------------------------------------------------------------
Arizona Fund               10.12%      9.34%       5.87%       5.06%       6.82%        NA          NA        6.55%
----------------------------------------------------------------------------------------------------------------------
California Fund            10.53%      9.67%       6.11%       5.28%       6.77%        NA          NA        6.74%
----------------------------------------------------------------------------------------------------------------------
Colorado Fund              10.76%      9.89%       6.25%       5.43%       7.01%        NA          NA        6.91%
----------------------------------------------------------------------------------------------------------------------
Connecticut Fund            9.86%      9.09%       5.66%       4.83%       6.32%        NA          NA        6.21%
----------------------------------------------------------------------------------------------------------------------
Florida Fund               10.48%      9.72%       5.77%       4.94%       6.72%        NA          NA        6.53%
----------------------------------------------------------------------------------------------------------------------
Georgia Fund               10.84%      10.00%      6.25%       5.42%       7.24%        NA          NA        6.91%
----------------------------------------------------------------------------------------------------------------------
Maryland Fund              10.10%      9.25%       5.86%       5.03%       6.71%        NA          NA        6.49%
----------------------------------------------------------------------------------------------------------------------
Massachusetts Fund         10.26%      9.49%       5.72%       4.91%       6.21%        NA          NA        6.13%
----------------------------------------------------------------------------------------------------------------------
Michigan Fund               9.93%      9.05%       5.43%       4.61%       6.37%        NA          NA        6.16%
----------------------------------------------------------------------------------------------------------------------
Minnesota Fund              9.57%      8.71%       5.84%       5.02%       6.10%        NA          NA        6.17%
----------------------------------------------------------------------------------------------------------------------
Missouri Fund              11.16%      10.36%      6.29%       5.47%       6.95%        NA          NA        6.87%
----------------------------------------------------------------------------------------------------------------------
New Jersey Fund             9.72%      8.88%       5.50%       4.67%       6.10%        NA          NA        5.91%
----------------------------------------------------------------------------------------------------------------------
New York Fund              10.45%      9.59%       5.43%       4.67%       5.70%        NA          NA        5.77%
----------------------------------------------------------------------------------------------------------------------
North Carolina Fund        10.58%      9.78%       6.14%       5.31%       6.83%        NA          NA        6.80%
----------------------------------------------------------------------------------------------------------------------
Ohio Fund                  10.79%      9.95%       5.82%       5.01%       6.50%        NA          NA        6.40%
----------------------------------------------------------------------------------------------------------------------
Oregon Fund                10.04%      9.16%       5.79%       4.97%       6.53%        NA          NA        6.55%
----------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund          10.72%      9.95%       5.78%       4.96%       6.59%        NA          NA        6.47%
----------------------------------------------------------------------------------------------------------------------
Virgina Fund               10.14%      9.21%       5.62%       4.77%       6.34%        NA          NA        6.24%
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN AT NAV(1),(2)

----------------------------------------------------------------------------------------------------------------------
                                ONE YEAR               FIVE YEARS              TEN YEARS            LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------
                           CLASS A    CLASS B     CLASS A     CLASS B     CLASS A    CLASS B     CLASS A     CLASS B
FUND                       SHARES      SHARES      SHARES      SHARES     SHARES      SHARES      SHARES     SHARES
----------------------------------------------------------------------------------------------------------------------
Insured Intermediate       12.67%      11.80%      39.16%      33.39%       NA          NA        73.37%     64.38%
Tax Exempt Fund
----------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund    10.10%      9.36%       29.82%      25.19%     73.91%        NA          NA       57.06%
----------------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund
II                         12.34%      11.49%      41.59%        NA       117.86%       NA          NA       17.69%
----------------------------------------------------------------------------------------------------------------------
Arizona Fund               10.12%      9.34%       33.00%      28.02%     93.46%        NA          NA       65.85%
----------------------------------------------------------------------------------------------------------------------
California Fund            10.53%      9.67%       34.50%      29.32%     92.52%        NA          NA       68.23%
----------------------------------------------------------------------------------------------------------------------
Colorado Fund              10.76%      9.89%       35.42%      30.28%     96.98%        NA          NA       70.37%
----------------------------------------------------------------------------------------------------------------------
Connecticut Fund            9.86%      9.09%       31.70%      26.62%     84.65%        NA          NA       61.62%
----------------------------------------------------------------------------------------------------------------------
Florida Fund               10.48%      9.72%       32.38%      27.28%     91.64%        NA          NA       65.60%
----------------------------------------------------------------------------------------------------------------------
Georgia Fund               10.84%      10.00%      35.38%      30.23%     101.12%       NA          NA       70.41%
----------------------------------------------------------------------------------------------------------------------
Maryland Fund              10.10%      9.25%       32.96%      27.82%     91.42%        NA          NA       65.03%
----------------------------------------------------------------------------------------------------------------------
Massachusetts Fund         10.26%      9.49%       32.04%      27.07%     82.74%        NA          NA       60.72%
----------------------------------------------------------------------------------------------------------------------
Michigan Fund               9.93%      9.05%       30.29%      25.25%     85.49%        NA          NA       61.01%
----------------------------------------------------------------------------------------------------------------------
Minnesota Fund              9.57%      8.71%       32.84%      27.75%     80.73%        NA          NA       61.14%
----------------------------------------------------------------------------------------------------------------------
Missouri Fund              11.16%      10.36%      35.70%      30.54%     95.85%        NA          NA       69.86%
----------------------------------------------------------------------------------------------------------------------
New Jersey Fund             9.72%      8.88%       30.68%      25.66%     80.83%        NA          NA       58.11%
----------------------------------------------------------------------------------------------------------------------
New York Fund              10.45%      9.59%       30.26%      25.65%     74.11%        NA          NA       56.38%
----------------------------------------------------------------------------------------------------------------------
North Carolina Fund        10.58%      9.78%       34.69%      29.52%     93.66%        NA          NA       68.91%
----------------------------------------------------------------------------------------------------------------------
Ohio Fund                  10.79%      9.95%       32.68%      27.70%     87.66%        NA          NA       64.04%
----------------------------------------------------------------------------------------------------------------------
Oregon Fund                10.04%      9.16%       32.49%      27.46%     88.24%        NA          NA       65.82%
----------------------------------------------------------------------------------------------------------------------
Pennsylvania Fund          10.72%      9.95%       32.44%      27.37%     89.28%        NA          NA       64.78%
----------------------------------------------------------------------------------------------------------------------
Virgina Fund               10.14%      9.21%       31.46%      26.24%     84.92%        NA          NA       61.99%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1) Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 2002. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for certain of the Funds are as follows: INSURED INTERMEDIATE TAX EXEMPT FUND -- November 22, 1993; INSURED TAX EXEMPT FUND -- August 3, 1977; INSURED TAX EXEMPT FUND II -- July 26, 1990; ARIZONA FUND -- November 1, 1990; CALIFORNIA FUND -- February 23, 1987; COLORADO FUND, MISSOURI FUND, NORTH CAROLINA FUND and OREGON FUND -- May 4, 1992; CONNECTICUT FUND and MARYLAND FUND -- October 8, 1990; FLORIDA FUND -- October 5, 1990; GEORGIA FUND -- May 1, 1992; MASSACHUSETTS FUND, MICHIGAN FUND, MINNESOTA FUND and OHIO FUND -- January 1, 1987; NEW JERSEY FUND -- September 13, 1988; NEW YORK INSURED -- June 4, 1984; PENNSYLVANIA FUND and VIRGINIA FUND -- April 30, 1990. The commencement of offering of Class B shares is January 12, 1995, for all funds except INSURED TAX EXEMPT FUND
     II. The commencement of offering of Class B shares of INSURED TAX EXEMPT FUND II is December 18, 2000.


     Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost).
Dividends on equity securities are accrued daily at their estimated stated dividend rates.

     Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

     To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for federal tax purposes), shareholders may use the following formula:

     Tax Free Yield  / [1 - Your Tax Bracket]  = Taxable Equivalent Yield


     To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and federal tax purposes), shareholders may use the following formula:

Tax Free Yield / [1 - [[(1-Your Federal Tax Bracket) x State Rate] + Your Federal Tax Bracket]] = Taxable Equivalent Yield

         For the 30 days ended December 31, 2002:

-------------------------------------------------------------------------------------------------------------
                                                      YIELD                       TAX EQUIVALENT YIELD
-------------------------------------------------------------------------------------------------------------
                                       CLASS A SHARES    CLASS B SHARES     CLASS A SHARES    CLASS B SHARES
-------------------------------------------------------------------------------------------------------------
Insured Intermediate Tax Exempt Fund       2.36%            1.74%             3.28%              2.42%
-------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund                    2.81%            2.24%             3.90%              3.11%
-------------------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund II                 3.07%            2.48%             4.26%              3.44%
-------------------------------------------------------------------------------------------------------------
Arizona Fund                               2.87%            2.29%             4.20%              3.35%
-------------------------------------------------------------------------------------------------------------
California Fund                            3.08%            2.49%             4.72%              3.81%
-------------------------------------------------------------------------------------------------------------
Colorado Fund                              3.09%            2.32%             4.50%              3.38%
-------------------------------------------------------------------------------------------------------------
Connecticut Fund                           2.80%            2.21%             4.07%              3.21%
-------------------------------------------------------------------------------------------------------------
Florida Fund                               2.98%            2.53%             4.14%              3.51%
-------------------------------------------------------------------------------------------------------------
Georgia Fund                               3.18%            2.61%             4.70%              3.86%
-------------------------------------------------------------------------------------------------------------
Maryland Fund                              3.01%            2.46%             4.39%              3.59%
-------------------------------------------------------------------------------------------------------------
Massachusetts Fund                         3.06%            2.63%             4.47%              3.85%
-------------------------------------------------------------------------------------------------------------
Michigan Fund                              2.51%            1.91%             3.64%              2.77%
-------------------------------------------------------------------------------------------------------------
Minnesota Fund                             3.09%            2.51%             4.66%              3.79%
-------------------------------------------------------------------------------------------------------------
Missouri Fund                              3.30%            2.75%             4.88%              4.06%
-------------------------------------------------------------------------------------------------------------
New Jersey Fund                            2.76%            2.17%             4.09%              3.22%
-------------------------------------------------------------------------------------------------------------
New York Fund                              2.94%            2.12%             4.38%              3.16%
-------------------------------------------------------------------------------------------------------------
North Carolina Fund                        2.97%            2.40%             4.50%              3.63%
-------------------------------------------------------------------------------------------------------------
Ohio Fund                                  2.89%            2.30%             4.34%              3.45%
-------------------------------------------------------------------------------------------------------------
Oregon Fund                                2.74%            2.15%             4.18%              3.28%
-------------------------------------------------------------------------------------------------------------
Pennsylvania Fund                          2.48%            1.88%             3.54%              2.69%
-------------------------------------------------------------------------------------------------------------
Virginia Fund                              2.94%            2.14%             4.33%              3.15%
-------------------------------------------------------------------------------------------------------------

         The distribution rate for Class A shares for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by that Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for each Fund's Class B shares for the twelve-month period ended December 31, 2002, calculated using net asset value is also shown below. During this period certain expenses for Insured Intermediate Tax Exempt Fund and Multi-State Insured Tax Free Fund were waived or reimbursed.

--------------------------------------------------------------------------------------------------
                                                                    Distribution Rate Calculated
                                                                       Using Net Asset Value
                                                             -------------------------------------
                                            Offering Price    Class A Shares     Class B Shares
--------------------------------------------------------------------------------------------------
Insured Intermediate Tax Exempt Fund            3.04%             3.22%             2.48%
--------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund                         4.07%             4.32%             3.64%
--------------------------------------------------------------------------------------------------
Insured Tax Exempt Fund II                      3.38%             3.59%             2.91%
--------------------------------------------------------------------------------------------------
Arizona Fund                                    3.85%             4.08%             3.31%
--------------------------------------------------------------------------------------------------
California Fund                                 3.82%             4.05%             3.28%
--------------------------------------------------------------------------------------------------
Colorado Fund                                   3.93%             4.17%             3.46%
--------------------------------------------------------------------------------------------------
Connecticut Fund                                3.99%             4.24%             3.53%
--------------------------------------------------------------------------------------------------
Florida Fund                                    3.80%             4.03%             3.27%
--------------------------------------------------------------------------------------------------
Georgia Fund                                    3.94%             4.18%             3.41%
--------------------------------------------------------------------------------------------------
Maryland Fund                                   3.71%             3.93%             3.17%
--------------------------------------------------------------------------------------------------
Massachusetts Fund                              3.93%             4.17%             3.39%
--------------------------------------------------------------------------------------------------
Michigan Fund                                   3.99%             4.23%             3.50%
--------------------------------------------------------------------------------------------------
Minnesota Fund                                  4.06%             4.31%             3.53%
--------------------------------------------------------------------------------------------------
Missouri Fund                                   3.89%             4.12%             3.42%
--------------------------------------------------------------------------------------------------
New Jersey Fund                                 3.89%             4.13%             3.43%
--------------------------------------------------------------------------------------------------
New York Fund                                   3.86%             4.09%             3.37%
--------------------------------------------------------------------------------------------------
North Carolina Fund                             3.74%             3.97%             3.26%
--------------------------------------------------------------------------------------------------
Ohio Fund                                       3.89%             4.13%             3.38%
--------------------------------------------------------------------------------------------------
Oregon Fund                                     3.84%             4.07%             3.35%
--------------------------------------------------------------------------------------------------
Pennsylvania Fund                               3.76%             3.99%             3.28%
--------------------------------------------------------------------------------------------------
Virgina Fund                                    3.73%             3.96%             3.26%
--------------------------------------------------------------------------------------------------

TAX-EXEMPT MONEY MARKET FUND

         The Fund provides current yield quotations based on its daily dividends. The Fund declares dividends daily and pays dividends monthly from net investment income.

         For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by the Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

         In addition to providing current yield quotations, the Fund provides effective yield quotations for a base period return of seven days. The Fund may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.

Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

         The following is an example, for purposes of illustration only, of the current and effective yield and tax-equivalent yield calculation for Class A and Class B shares for the seven day period ended December 31, 2002:

                                                                   ---------------------------------------------------
                                                                        Class A Shares             Class B Shares
----------------------------------------------------------------------------------------------------------------------
Dividends per share from net investment income (seven calendar           $0.000126643                   $0.0
days ended December 31, 2002) (Base Period)
-----------------------------------------------------------------------------------------------------------------------
Annualized (365 day basis)*                                              $0.006603525                   $0.0
-----------------------------------------------------------------------------------------------------------------------
Average net asset value per share of the seven calendar days
ended December 31, 2002                                                      $1.00                     $1.00
-----------------------------------------------------------------------------------------------------------------------
Annualized historical yield per share for the seven calendar
days ended December 31, 2002                                                 0.66%                     0.00%
-----------------------------------------------------------------------------------------------------------------------
Effective Yield**                                                            0.66%                     0.00%
-----------------------------------------------------------------------------------------------------------------------
Tax Equivalent Yield***                                                      0.92%                     0.00%
-----------------------------------------------------------------------------------------------------------------------

The weighted average life to maturity of the portfolio on December 31, 2002 is 56 days for Tax-Exempt Money Market Fund

------------
* This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 2002.

** Effective Yield = [(Base Period Return+1)^(365/7)] - 1

*** Tax Equivalent Yield = (Effective Yield/(1-Tax Rate). For the purpose of this illustration, the tax rate was assumed to be 28%. The maximum federal tax rate during this period was 39.6%.


         PURCHASES, REDEMPTIONS, SALES LOADS, AND PRICING OF FUND SHARES

         The First Investors Shareholder Manual, attached hereto as Appendix E, provides a description of the policies and procedures that are used for purchases and sales of the shares of the Funds, the pricing of Fund shares, and the applicable sales charges and contingent deferred sales charges. Additional information concerning the methodologies that are used to compute NAV is set forth in Part II of this SAI.

                        BENEFICIAL OWNERSHIP INFORMATION

         As of April 9, 2003 the Directors and Officers, as a group, owned or beneficially owned less than 1% of either Class A or Class B shares of each Fund, except for Class A shares of the Fund listed below.

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------
COLORADO FUND                              0.4        Herbert Rubinstein
                                                      PO Box  1136
                                                      Edwards, CO 81632

                                           0.7        Thelma Rubinstein
                                                      PO Box 1136
                                                      Edwards, CO 81632

         As of April 9, 2003, the following shareholders owned of record or beneficially owned 5% or more of the outstanding Class A shares of each of the Funds listed below.


FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------
TAX EXEMPT MONEY MARKET FUND                5.0       Darrel Boyer
                                                      Jacqueline Boyer JTWROS
                                                      P.O. Box 258
                                                      Dillard, OR  97432

INSURED INTERMEDIATE TAX EXEMPT FUND        6.5       PaineWebber
                                                      For the Exclusive Benefit of Carl W. Sebits
                                                      100 S. Main, Suite 505
                                                      Wichita, KS  67702-3738

                                           12.0       Salomon Smith Barney, Inc.
                                                      Carl W. Sebits
                                                      100 S. Main Street, Suite 505
                                                      Wichita, KS  67202-3738

INSURED TAX EXEMPT FUND II                 11.0       Pershing LLC
                                                      For the Exclusive Benefit of Our Customers
                                                      Attn: Mutual Funds Dept-5th Floor
                                                      200 Liberty Street
                                                      One World Financial Center
                                                      New York, NY 10281

                                            5.4       First Clearing Corporation
                                                      For the Exclusive Benefit of Our Customers
                                                      Attn: Mutual Funds Dept-5th Floor
                                                      200 Liberty Street
                                                      One World Financial Center
                                                      New York, NY 10281

ARIZONA FUND                                8.1       National Financial Services
                                                      For Exclusive Benefit of Our Customers
                                                      200 Liberty Street
                                                      One World Financial Center
                                                      New York, NY  10281

                                            6.2       Salomon Smith Barney, Inc.
                                                      For Exclusive Benefit of Our Customers
                                                      200 Liberty Street
                                                      One World Financial Center
                                                      New York, NY  10281

                                            8.2       Legg Mason Wood Walker Inc.
                                                      820-04323-11
                                                      P.O. Box 1476
                                                      Baltimore, MD 21202


                                      I-98

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

CALIFORNIA FUND                            25.3       Salomon Smith Barney, Inc.
                                                      TOD / David Roy Kiel
                                                      604 Marie Lane
                                                      North Mankato, MN 56003

CONNECTICUT FUND                            5.0       Ludvig Ludis Upenieks Trust
                                                      Ludvig Ludis Upenieks TTEE
                                                      U/A/ DTD 2/26/99
                                                      20 Green Hills Drive
                                                      Bolton, CT 06043

COLORADO FUND                               5.1       V. Arlyne & Gary J. Huett Trust
                                                      VA Arlyne Huett
                                                      Gary J. Huett TTEES
                                                      U/A/ DTD 7/23/90
                                                      465 S. 16th Avenue
                                                      Brighton, CO 80601

GEORGIA FUND                               15.1       Henry L. Fuqua
                                                      1101 Parrotts Cove Road
                                                      Greensboro, GA 30642

                                           25.7       Edward G. Johnson
                                                      Patricia A. Johnson JTWROS
                                                      1510 Braiden Road
                                                      Dalton, GA 30720

MARYLAND FUND                              7.2        Salomon Smith Barney, Inc.
                                                      Ludvig Ludis Upenieks TTEE
                                                      U/A/ DTD 2/26/99
                                                      20 Green Hills Drive
                                                      Bolton, CT 06043

                                           7.8        Pershing, LLC
                                                      Ludvid Ludis Upenieks TTEE
                                                      U/A/ DTD 2/26/99
                                                      20 Green Hills Drive
                                                      Bolton, CT 06043

                                           6.6        First Clearing Corporation
                                                      Ludvig Ludis Upenieks TTEE
                                                      U/A/ DTD 2/26/99
                                                      20 Green Hills Drive
                                                      Bolton, CT 06043

                                           6.6        Edward D Jones & Co. F/A/O
                                                      Ludvig Ludis Upenieks TTEE
                                                      U/A/ DTD 2/26/99
                                                      20 Green Hills Drive
                                                      Bolton, CT 06043


                                      I-99

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------
                                           8.7        Legg Mason Wood Walker, Inc.
                                                      Ludvig Ludis Upenieks TTEE
                                                      U/A/ DTD 2/26/99
                                                      20 Green Hills Drive
                                                      Bolton, CT 06043

                                           9.6        Ferris, Baker Watts Inc.
                                                      Ludvig Ludis Upenieks TTEE
                                                      U/A/ DTD 2/26/99
                                                      20 Green Hills Drive
                                                      Bolton, CT 06043

MINNESOTA FUND                             6.2        Donald J. Kiel
                                                      TOD / David Roy Kiel
                                                      604 Marie Lane
                                                      North Mankato, MN 56003

MISSOURI FUND                              5.8        Raymond James & Associates, Inc.
                                                      FBO Funke
                                                      Bin#83620654
                                                      880 Carillion Parkway
                                                      St. Petersburg, FL  33716

                                           14.7       Citigroup Global Markets, Inc.
                                                      00149902562
                                                      333 West 34th Street-3rd Floor
                                                      New York, NY 10001

                                            6.4       First Clearing Corporation
                                                      00149902562
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

                                            6.5       Stifel Nicolaus & Co., Inc.
                                                      00149902562
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY  10001

                                            8.0       A.G. Edwards & Sons, Inc. FBO
                                                      00149902562
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

                                            5.3       Mark Howard Irrevocable Trust
                                                      Linda Knight White TTEE
                                                      U/A/ DTD 1/16/84
                                                      PO Box 1050
                                                      Hollister, MO  65673-1050


                                     I-100

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

NORTH CAROLINA FUND                         6.6       Evelyn H. McLeod
                                                      3720 Brushy Lane
                                                      Charlotte, NC 82270

                                            5.6       National Financial Services LLC
                                                      For the Exclusive Benefit of Our Customers
                                                      Attn: Mutual Funds Dept-5th Floor
                                                      200 Liberty Street
                                                      One World Financial Center
                                                      New York, NY 10281

                                            6.1       First Clearing Corporation
                                                      For the Exclusive Benefit of Our Customers
                                                      Attn: Mutual Funds Dept. 5th Floor
                                                      200 Liberty Street
                                                      One World Financial Center
                                                      New York, NY 10281

                                            5.7       Davenport & Company LLC
                                                      For the Exclusive Benefit of Our Customers
                                                      Attn: Mutual Funds Dept-5th Floor
                                                      200 Liberty Street
                                                      One World Financial Center
                                                      New York, NY 10281

OHIO FUND                                   5.2       Pershing LLC
                                                      TOD/David Roy Kiel
                                                      604 Marie Lane
                                                      North Mankato, MN 56003

OREGON FUND                                 8.2       Salomon Smith Barney, Inc.
                                                      For the Exclusive Benefit of Our Customers
                                                      Attn: Mutual Funds Dept-5th Floor
                                                      200 Liberty Street
                                                      One World Financial Center
                                                      New York, NY 10281

PENNSYLVANIA FUND                          13.0       First Clearing Corporation
                                                      TOD / David Roy Kiel
                                                      604 Marie Lane
                                                      North Mankato, MN 56003

VIRGINIA FUND                               6.4       Legg Mason Wood Walker, Inc.
                                                      TOD / David Roy Kiel
                                                      604 Marie Lane
                                                      North Mankato, MN 56003

         As of April 9, 2003, the following owned of record or beneficially owned 5% or more of the outstanding Class B shares of each of the Funds listed below:

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------
TAX-EXEMPT MONEY MARKET FUND               36.5       Evelyn R. Deering
                                                      TOD/William D. Deering, Patricia W. Brown
                                                      46 W. Main Street
                                                      Sidney, NY 13838

                                            6.9       Dorothy M. Rossi
                                                      50 Cross Road
                                                      Patterson, NY 12563

                                           51.1       Leroy Zlotnik
                                                      Myrna Klampert JTWROS
                                                      365 Parkview Avenue
                                                      Yonkers, NY 10710

INSURED INTERMEDIATE TAX EXEMPT FUND       41.3       Citigroup Global Markets, Inc.
                                                      00150502793
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

INSURED TAX EXEMPT FUND                     7.3       James H. Roesner Trust
                                                      James H. Rosener TTEE
                                                      U/A/ DTD 12/16/96
                                                      33 S. Roberts Road
                                                      Palatine, IL 60067

INSURED TAX EXEMPT FUND II                 10.1       Salomon Smith Barney, Inc.
                                                      FBO Irma Eisenbud Living Trust
                                                      DTD 3/11/98 98 Irma Eisenbud
                                                      141 Briar Brae Road
                                                      Stamford, CT 06903

                                           11.7       First Clearing Corporation
                                                      FBO Irma Eisenbud Living Trust
                                                      DTD 3/11/98 98 Irma Eisenbud
                                                      141 Briar Brae Road
                                                      Stamford, CT 06903

                                            5.8       A.G. Edwards & Son, Inc.
                                                      FBO Irma Eisenbud Living Trust
                                                      DTD 3/11/98 98 Irma Eisenbud
                                                      141 Briar Brae Road
                                                      Stamford, CT 06903


                                     I-102

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

ARIZONA FUND                                8.2       Nicole Marston TTEE
                                                      Trust 3/4/91 FBO
                                                      Nicole Marston Trust
                                                      2111 South Flying Heart Lane
                                                      Tucson, AZ 85713

                                           30.6       Salomon Smith Barney, Inc.
                                                      00119103847
                                                      333 West 34th St. - 3rd Fl.
                                                      New York, NY 10001

CALIFORNIA FUND                            11.3       Virginia F. Fry Trust
                                                      Virginia F. Fry TTEE
                                                      U/A DTD 3/14/85
                                                      45800 E 10TH Street SP 1
                                                      Lancaster, CA 93535

                                           51.9       CitiGroup Global Markets, Inc.
                                                      00159302189
                                                      333 West 34th Street, 3rd Floor
                                                      New York, NY  10001

COLORADO FUND                               6.5       Chetana White
                                                      4137 Ann Street
                                                      Fort Collins, CO 80526

                                            8.4       Dirk Nelson
                                                      4393 Lyndenwood Point
                                                      Hyland Ranch, CO 80130-8814

                                            5.3       A.G. Edwards & Sons, Inc
                                                      FBO 821-88275
                                                      49900 Tiedeman Road
                                                      Brooklyn, OH  44144

                                            5.6       Clara M. Pautler
                                                      c/o Mary S. Carnese
                                                      712 Conifer Court
                                                      Sublimity, OR 97835

                                            8.2       Elden E. Coombs
                                                      9577 S. Deer Creek Canyon Road
                                                      Littleton, CO 80172

                                            5.9       Salomon Smith Barney, Inc.
                                                      9577 S. Deer Creek Canyon Road
                                                      Littleton, CO 80127


                                     I-103

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

                                            6.7       U.S. Clearing Corp.
                                                      FBO 214-11637-13
                                                      26 Broadway
                                                      New York, NY 10004-1798

                                            9.3       McDonald Investments, Inc. (FBO)
                                                      82188275
                                                      4900 Tiedeman Road
                                                      Brooklyn, OH 44144

                                           11.3       Edward D. Jones & Co.
                                                      F/A/O Donald C. Thaxton
                                                      EDJ #231-03557-1-0
                                                      P.O. Box 2500
                                                      Maryland Heights, MO 63043-8500

CONNECTICUT FUND                            5.5       Janney Montgomery Scott, LLC.
                                                      00119103847
                                                      333 West 34th Street, 3rd Floor
                                                      New York, NY  10001

                                            6.3       Donaldson, Lufkin & Jenrette
                                                      0011903847
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

FLORIDA FUND                                 5.8      Lena Letourneau
                                                      Jeannine L. Beaucage
                                                      Bertrand C. Beaucage JTWROS
                                                      8354 Coral Street
                                                      Spring Hill, FL 34606

                                            12.0      Roberta Sprintz Henry Trust
                                                      Roberta Sprintz Henry TTEE
                                                      U/A DTD
                                                      06/2/498 7760
                                                      S. West 132
                                                      Street Miami,
                                                      FL 33156

                                            6.6       Julia F. Meyers
                                                      TOD/Brian C. Alexander, Jane A. Higley
                                                      7930 Ascot Place
                                                      Vero Beach, FL 32966-5117

                                            6.9       Peggy J. Mason
                                                      380 Flamingo Drive
                                                      Venice, FL  34286

                                            9.2       Salomon Smith Barney, Inc.
                                                      380 Flamingo Drive
                                                      Venice, FL 34286

                                            7.8       Janney Montgomery Scott, LLC
                                                      380 Flamingo Drive
                                                      Venice, FL  34885


                                     I-104

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

GEORGIA FUND                                5.1       Robert L. Callahan
                                                      Shirley Wallace JTWROS
                                                      3201 Henderson Mill Road, Apt. 34-B
                                                      Atlanta, GA 30341

                                            5.0       Elizabeth C. Gammons
                                                      3188 Galangale Way
                                                      Atlanta, GA 30340

                                            6.3       Richard W. Spier
                                                      TOD/Donna Jean Massey, Ronny Thomas,
                                                      Richard W. Spier, Jr.
                                                      63 Regina
                                                      Marietta, GA 30068-3666

                                           38.2       Salomon Smith Barney, Inc.
                                                      00189280419
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

MARYLAND FUND                               6.7       Salomon Smith Barney, Inc.
                                                      380 Flamingo Drive
                                                      Venice, FL  34285

                                            6.4       Bear Stearns Securities Corp.
                                                      380 Flamingo Drive
                                                      Venice, FL  34285

                                            9.4       First Clearing Corporation
                                                      380 Flamingo Drive
                                                      Venice, FL  34285

                                            9.2       Legg Mason Wood Walker, Inc.
                                                      380 Flamingo Drive
                                                      Venice, FL  34285

                                            9.3       Ferris, Baker Watts, Inc.
                                                      380 Flamingo Drive
                                                      Venice, FL  34285

MASSACHUSETTS FUND                          7.4       Luigia Miles
                                                      Donald Miles JTWROS
                                                      30 Stinson Road
                                                      Andover, MA 01810

MICHIGAN FUND                               5.2       Raymond James & Associates, Inc.
                                                      FBO WU CC&AL
                                                      BIN# 80086684
                                                      880 Carillion Parkway
                                                      St. Petersburg, FL 33716


                                     I-105


FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

                                            5.6       Tatiana Shamie & Linda M. Mackool
                                                      Co-Succ TTEES
                                                      George Shamie Trust
                                                      U/A/ DTD 7/31/86
                                                      640 Hampton Road
                                                      Grosse Pointe Woods, MI 48236

                                            5.4       Albert E. & Beverly L. Niemann Rev Trust
                                                      Beverly L. Niemann
                                                      Albert E. Niemann TTEES
                                                      U/A/ DTD 5/15/00
                                                      15212 Huron River Drive
                                                      Romulus, MI 48174

                                            5.6       Salomon Smith Barney, Inc.
                                                      Beverly L. Niemann
                                                      Albert E. Niemann TTEES
                                                      U/A/ DTD 5/15/00
                                                      15212 Huron River Drive
                                                      Romulus, MI 48174

                                           10.6       Robert W. Baird & Co., Inc.
                                                      A/C 8492-4715
                                                      777 East Wisconsin Avenue
                                                      Milwaukee, WI 53202-5391

MINNESOTA FUND                              5.2       Dain Rauscher Inc. FBO
                                                      A/C 8492-4715
                                                      777 East Wisconsin Avenue
                                                      Milwaukee, WI 53202-5391

                                            7.0       Dain Rauscher Inc. FBO
                                                      Phyllis Lenss
                                                      14357 Raymond Lane
                                                      Eden Prairie, MN 55347

                                           10.6       Harold J. Mareck
                                                      Yolanda L. Mareck JTWROS
                                                      TOD/Karen Mareck, Ann Marreck,
                                                      Teresa Mareck, Sylvia Nelson, Jane Mareck
                                                      809 Aspen Circle
                                                      Waite Park, MN 56387

                                            5.0       Myrtle Eveland
                                                      TOD/Jason Eveland, Jessica Gurr, Brian Gurr
                                                      131 Monroe Street #222
                                                      Anoka, MN 55303


                                     I-106

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

                                           10.7       Dain Rauscher, Inc. FBO
                                                      Mary E. Donahue
                                                      5036 Park Terrace
                                                      Edina, MN 55436-1099

                                            6.5       Sylvia A. Dee
                                                      TOD/Wilma J. Wheeler, Arlene M. Welsh
                                                      4710 Gull Lake Dam Road
                                                      Brainerd, MN 56401

                                            8.3       Dain Rauscher, Inc. FBO
                                                      Timothy K. Ramey
                                                      Nancy L. Ramey
                                                      JT TEN/WROS
                                                      20 Naniboujou Trail
                                                      Grand Marais, MN 55604-2141

                                           16.2       Salomon Smith Barney, Inc.
                                                      00123911431
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

MISSOURI FUND                              18.6       Mildred Litton Revocable Trust
                                                      Mildred Litton TTEE
                                                      U/A DTD 10/23/79
                                                      PO Box 695
                                                      Chillicothe, MO  644601

                                           49.0       CitiGroup Global Markets, Inc.
                                                      00148701420
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

                                            9.4       A.G. Edwards & Sons, Inc. FBO
                                                      00148701420
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

NEW JERSEY FUND                             5.2       Bear Stearns Securities Corp.
                                                      00121707496
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001


NEW YORK FUND                               5.0       Rosalie Lamet
                                                      James H. Roesner, TTEE
                                                      U/A dtd 12/16/96
                                                      33 S. Roberts Road
                                                      Palatine, IL  60067


                                     I-107

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

                                            6.0       John Evanthes
                                                      TOD/George Evanthes
                                                      John James Evanthes, Leta Evanthes
                                                      71-04 260 Street
                                                      Glen Oaks, NY 11004

NORTH CAROLINA FUND                         5.1       Raymond James & Assoc. Inc.
                                                      FBO Sincox, FJ
                                                      BIN# 83373427
                                                      880 Carillon Parkway
                                                      St. Petersburg, FL 33716

                                            9.6       Salomon Smith Barney, Inc.
                                                      FBO Sincox, FJ
                                                      BIN# 83373427
                                                      880 Carillon Parkway
                                                      St. Petersburg, FL 33716

                                            6.9       First Clearing Corporation
                                                      FBO Sincox, FJ
                                                      BIN# 83373427
                                                      880 Carillon Parkway
                                                      St. Petersburg, FL 33716

                                            8.2       Edward D. Jones & Co., F/A/O
                                                      FBO Sincox, FJ
                                                      BIN# 83373427
                                                      880 Carillon Parkway
                                                      St. Petersburg, FL 33716

                                            8.6       Legg Mason Wood Walker, Inc.
                                                      FBO Sincox, FJ
                                                      BIN# 83373427
                                                      880 Carillon Parkway
                                                      St. Petersburg, FL 33716

                                           16.8       Morgan Keagan & Company
                                                      FBO Irma Eisenbud Living Trust
                                                      DTD 3/11/98 Irma Eisenbud
                                                      141 Briar Brae Road
                                                      Stamford, CT 06903

OHIO FUND                                  25.4       Gary L. Wilmoth
                                                      3028 N. Summit Street
                                                      Toledo, OH 43611

                                     I-108

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

                                           29.5       CitiGroup Global Markets, Inc.
                                                      00121707496
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

                                           15.7       First Clearing Corporation
                                                      00121707496
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

OREGON FUND                                 5.1       Wagner Living Trust
                                                      FBO Irma Eisenbud Living Trust
                                                      DTD 3/11/98 98 Irma Eisenbud
                                                      141 Briar Brae Road
                                                      Stamford, CT 06903

                                            5.2       Henry O. Splonski
                                                      Mary Ann Splonski JTWROS
                                                      1645 Church Street
                                                      Salem, OR 97303

                                           11.4       Pershing LLC,
                                                      00150502793
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

                                           13.6       CitiGroup Global Markets, Inc.
                                                      00150502793
                                                      333 West 34th Street - 3rd Floor
                                                      New York, NY 10001

PENNSYLVANIA FUND                           8.5       Mary R. Koch
                                                      TOD/Marie Joan Skasko, Marianne Bass
                                                      1252 Dahlia Road
                                                      Warminster, PA 18974

VIRGINIA FUND                               8.0       John W. Bunting Revocable Trust
                                                      John W. Bunting III
                                                      Lucille Gail Louden TTEE
                                                      U/A/ 1/28/98
                                                      328 Bunting Point Road
                                                      Yorktown, VA 23693

                                            7.8       Adele L. Speeks
                                                      TOD/W Gerald Speeks
                                                      Janet S. Posey
                                                      4701 N. Bailey Bridge Road
                                                      Midlothian, VA 23112


                                     I-109

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------

                                            5.3       Gerald A. Greenwood
                                                      6806 Lumsden Street
                                                      Mc Lean, VA 22101

                                           10.9       Salomon Smith Barney, Inc.
                                                      6806 Lumsden Street
                                                      Mc Lean, VA 22101


         25% Shareholders. As of April 9, 2003 the following owned of record or beneficially owned 25% or more of the outstanding Class A shares of each of the Funds listed below:


FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------
GEORGIA FUND                               25.7       Edward G. Johnson
                                                      Patricia A. Johnson JTWROS
                                                      1510 Braiden Road
                                                      Dalton, GA 30720


         As of April 9, 2003 the following owned of record or beneficially owned 25% or more of the outstanding Class B shares of each of the Funds listed below:

FUND                                   % OF SHARES    SHAREHOLDER
----                                   -----------    -----------
TAX-EXEMPT MONEY FUND                      36.5       Evelyn R. Deering
                                                      TOD/William D. Deering,
                                                      Patricia W. Brown
                                                      46 W. Main Street
                                                      Sidney, NY 13838

                                           51.1       Leroy Zlotnik
                                                      Myrna Kampert JTWROS
                                                      365 Parkview Avenue
                                                      Yonkers, NY 10710

OHIO FUND                                  25.4       Gary L. Wilmoth
                                                      3028 N. Summit Street
                                                      Toledo, OH 43611


                              FINANCIAL STATEMENTS

         Registrants incorporate by reference the financial statements and reports of independent accounts contained in the annual reports to shareholders for the fiscal year ended December 31, 2002.

                                   APPENDIX A

      INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS TAX EXEMPT FUNDS
                   OTHER THAN THE TAX EXEMPT MONEY MARKET FUND
                   -------------------------------------------

         The investment strategies used by each Fund, except for Tax Exempt Money Market Fund, including strategies to invest in particular types of securities or financial instruments, are listed below. The strategies that each Fund currently uses or currently anticipates using are noted by a check (X) mark. Each Fund reserves the right to use any other strategy that is not prohibited by its policies. Investment strategies which a Fund does not currently anticipate using but which the Fund reserves the freedom to use are denoted by a dash (-) mark. The investment policies of each Fund are set forth in its prospectus and Appendix C of this SAI. The investment strategies listed below, and their associated risks, are described in Part II of this SAI.

                                                |X|Fund uses or currently       -- Fund may use but does
                                                    anticipates using        not currently anticipate using
-------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                       |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                |X|
     CORPORATE BONDS AND NOTES
     CONVERTIBLE DEBT SECURITIES
     HIGH YIELD SECURITIES                                            --
     MORTGAGE-BACKED SECURITIES
     OTHER ASSET-BACKED SECURITIES
     MUNICIPAL SECURITIES                                             |X|
     U.S. GOVERNMENT SECURITIES                                       --
     VARIABLE AND FLOATING RATE SECURITIES                            |X|
     ZERO COUPON AND PAY-IN-KIND BONDS                                |X|
     INVERSE FLOATERS                                                 |X|

EQUITY SECURITIES
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS
     SHARES OF OTHER INVESTMENT COMPANIES
     SHARES OF EXCHANGE TRADED FUNDS
     REAL ESTATE INVESTMENT TRUSTS

FOREIGN SECURITIES EXPOSURE
     DEPOSITORY RECEIPTS
     FOREIGN SECURITIES TRADED IN THE U.S.
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS

RESTRICTED AND ILLIQUID SECURITIES                                    |X|

WHEN-ISSUED SECURITIES                                                |X|

STAND-BY COMMITMENTS                                                  --

OPTIONS                                                               --

FUTURES                                                               --

INTEREST RATE SWAPS                                                   |X|

REPURCHASE AGREEMENTS                                                 --

TEMPORARY BORROWING                                                   |X|

TEMPORARY DEFENSIVE INVESTMENTS                                       |X|


                                   APPENDIX B
               INVESTMENTS STRATEGIES USED BY THE FIRST INVESTORS
                          TAX EXEMPT MONEY MARKET FUND

         The investment strategies used by the Tax Exempt Money Market Fund (the "Fund"), including strategies to invest in particular types of securities or financial instruments, are listed below. The strategies that the Fund currently uses or currently anticipates using are noted by a check (|X|) mark. The Fund reserves the right to use any other strategy that is not prohibited by its policies. Investment strategies which the Fund does not currently anticipate using but which the Fund reserves the freedom to use are denoted by a dash (-) mark. The investment policies of the Fund are set forth in its prospectus and Appendix C of this SAI. The investment strategies listed below, and their associated risks, are described in Part II of this SAI.

                                                |X|Fund uses or currently       -- Fund may use but does
                                                    anticipates using        not currently anticipate using
-------------------------------------------------------------------------------------------------------------
DEBT SECURITIES                                                       |X|
     COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS                |X|
     CORPORATE BONDS AND NOTES
     CONVERTIBLE DEBT SECURITIES
     HIGH YIELD SECURITIES
     MORTGAGE-BACKED SECURITIES
     OTHER ASSET-BACKED SECURITIES
     MUNICIPAL SECURITIES                                             |X|
     U.S. GOVERNMENT SECURITIES                                       --
     VARIABLE AND FLOATING RATE SECURITIES                            |X|
     ZERO COUPON AND PAY-IN-KIND BONDS
     INVERSE FLOATERS

EQUITY SECURITIES
     COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS
     SHARES OF OTHER INVESTMENT COMPANIES
     SHARES OF EXCHANGE TRADED FUNDS
     REAL ESTATE INVESTMENT TRUSTS

FOREIGN SECURITIES EXPOSURE
     DEPOSITORY RECEIPTS
     FOREIGN SECURITIES TRADED IN THE U.S.
     FOREIGN SECURITIES TRADED IN FOREIGN MARKETS
     FOREIGN SECURITIES TRADED IN EMERGING MARKETS

RESTRICTED AND ILLIQUID SECURITIES                                    |X|

WHEN-ISSUED SECURITIES                                                |X|

STAND-BY COMMITMENTS                                                  --

OPTIONS

FUTURES

INTEREST RATE SWAPS

REPURCHASE AGREEMENTS                                                 --

TEMPORARY BORROWING                                                   |X|

TEMPORARY DEFENSIVE INVESTMENTS                                       --


                                   APPENDIX C
           INVESTMENT POLICIES OF THE FIRST INVESTORS TAX EXEMPT FUNDS

         The following is a list of the investment policies of each Fund other than those policies that are set forth in the Fund's prospectus. Each Fund's investment policies are designed to set limits on or prohibit the Fund from engaging in specified investment strategies. For a description of the investment strategies that each Fund actually uses or currently contemplates using, you should review the prospectus for the Fund and Appendices A, B and D of this SAI.

         Each Fund's investment objective, as set forth in its prospectus, is a fundamental investment policy which may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund as defined by the Investment Company Act of 1940, as amended ("1940 Act"). As defined by the 1940 Act, "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         Each Fund also has adopted the investment policies that are set forth below. Unless identified as non-fundamental, these investment policies are fundamental policies which may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. Non-fundamental policies may be changed by the Board of Directors/Trustees ("Board") of a Fund without shareholder approval. Except with respect to borrowing, or as otherwise expressly provided, changes in values of a particular Fund's assets as a whole will not cause a violation of the following investment policies so long as percentage restrictions are observed by each Fund at the time it purchases any security.

         TAX-EXEMPT MONEY MARKET FUND. Under normal circumstances, the Tax-Exempt Money Market Fund will invest at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax, including the federal Alternative Minimum Tax ("AMT").

         TAX-EXEMPT MONEY MARKET FUND will not:

         (1) Borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.

         (2) Pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph (1) above.

         (3) Make loans, except by purchase of debt obligations and through repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days, along with all illiquid assets, will not exceed 10% of the Fund's total assets (taken at current value).

         (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer. The Fund will not invest in securities such that any one bank's letters of credit support more than 10% of the Fund's total assets.

         (5) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

         (6) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

         (7) Make short sales of securities.

         (8) Write or purchase any put or call options, except stand-by commitments.

         (9) Knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market. This policy does not include Section 4(2) Commercial Paper or restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act, which each Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

         (10)  Purchase  the  securities  of  other   investment   companies  or
investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (11) Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies which, including predecessors, have a record of less than three years' continuous operation.

         (12) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (13) Purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser or management owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock).

         (14) Invest in companies for the purpose of exercising control or management.

         (15) Issue senior securities.

         (16) Buy or sell real estate, commodities or commodity contracts (unless acquired as a result of ownership of securities) or interest in oil, gas or mineral explorations, provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

         The Fund has adopted the following non-fundamental restrictions which may be changed without shareholder approval:

         (1) Notwithstanding fundamental investment restriction (2) above, the Fund will not pledge its assets in excess of an amount equal to 10% of its net assets.

         (2) Notwithstanding fundamental investment restriction (16) above, the Fund will not invest in real estate limited partnership interests or in interests in real estate investment trusts that are not readily marketable.

         (3) The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, that is, for delivery to the Fund later than the normal settlement date for most securities, at a stated price and yield.

         INSURED INTERMEDIATE TAX EXEMPT FUND. Under normal circumstances, the Insured Intermediate Tax Exempt Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT.

         INSURED INTERMEDIATE TAX EXEMPT FUND will not:

         (1) Issue senior securities.

         (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

         (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

         (4) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

         (5) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

         (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

         (7) Make loans, except loans of portfolio securities and repurchase agreements.

         (8) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         The following investment restrictions are not fundamental and may be changed without shareholder approval.

         (1) Under normal circumstances, the Insured Intermediate Tax Exempt Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

         (2) The Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. This policy does not include Section 4(2) Commercial Paper or restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act, which each Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

         (3) The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (4) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         (5) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (7) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

         (6) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (7) The Fund may invest up to 10% of its net assets in derivative securities, including inverse floaters and interest rate swaps. For purposes of calculating this 10% limitation, the Fund will use the notional amount of an interest rate swap.

         (8) The Fund may invest up to 5% of its net assets in bonds rated lower than Baa by Moody's or BBB by S&P.

         (9) The Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of the Fund's net assets.

         INSURED TAX EXEMPT FUND. Under normal circumstances, the Insured Tax Exempt Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT.

         INSURED TAX EXEMPT FUND will not:

         (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         (2) Make loans (the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan). In addition, the Insured Tax Exempt Fund's Board of Directors may on the request of broker-dealers or other institutional investors, which it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's gross assets.

         (3) Invest more than 5% of the value of its gross assets, at the time of purchase, in securities of any one issuer (except obligations of the U.S. Government).

         (4) Purchase securities in an amount to exceed 5% of its gross assets, of unseasoned issuers, including their predecessors, which have been in operation less than three years.

         (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

         (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

         (7) Issue senior securities.

         (8) Invest in securities of other investment companies, except in the case of money market funds offered without selling commissions, or in the event of merger with another investment company.

         (9) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

         (10) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein.

         (11) Invest in oil, gas or other mineral exploration or development programs.

         (12) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         (13) Purchase securities which would not enable the Fund to qualify as a regulated investment company qualified to pay exempt-interest dividends under the Internal Revenue Code of 1986, as amended (the "Code").

         The  Fund  has  adopted  the   following   non-fundamental   investment
restrictions which may be changed without shareholder approval.

         (1) Under normal circumstances, the Insured Tax Exempt Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

         (2) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (3) The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (4) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         (5) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

         (6) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (7) The Fund may invest up to 10% of its net assets in derivative securities, including inverse floaters and interest rate swaps. For purposes of calculating this 10% limitation, the Fund will use the notional amount of an interest rate swap.

         (8) The Fund may invest up to 5% of its net assets in bonds rated lower than Baa by Moody's or BBB by S&P.

         (9) The Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of its total assets.

         INSURED TAX EXEMPT FUND II. Under normal circumstances, the Insured Tax Exempt Fund II will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the federal AMT.

INSURED TAX EXEMPT FUND II will not:

         (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         (2) Issue senior securities.

         (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets), provided such loans are at all times secured by cash or equivalent collateral of no less than 100% by marking to market daily.

         (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

         (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

         (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

         (7) Buy or sell real estate or interests in real estate limited partnerships, although it may purchase and sell securities which are secured by real estate or interests therein.

         (8) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

         (9)  Make  investments  for  the  purpose  of  exercising   control  or
management.

         (10) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

         (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         The following investment restrictions are not fundamental and may be changed without shareholder approval.

         (1) Under normal circumstances, the Insured Tax Exempt Fund II will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

         (2) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for Section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (3) The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (4) The Fund will not enter into futures contracts or options on futures contracts other than for bona fide hedging purposes (as defined by the CFTC) if the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

         (5) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

         (6) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (7) The Fund may invest up to 10% of its net assets in derivative securities, including inverse floaters and interest rate swaps. For purposes of calculating this 10% limitation, the Fund will use the notional amount of an interest rate swap.

         (8) The Fund may invest up to 5% of its net assets in bonds rated lower than Baa by Moody's or BBB by S&P.

         (9) The Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of its total assets.

         NEW YORK INSURED TAX FREE FUND. Under normal circumstances, the New York Insured Tax Free Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from both federal income tax, including the federal AMT, and state income tax for individual residents of the State of New York.

         NEW YORK INSURED TAX FREE FUND will not:

         (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         (2) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned; and, further provided, that such loans will not be made if the value of all such loans, repurchase agreements maturing in more than seven days and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

         (3) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

         (4) Purchase a Municipal Instrument unless it is an Insured Municipal Instrument, or is already insured by a policy of insurance or, as to uninsured municipal commercial paper or municipal notes, is supported by a letter of credit or other similar guarantee obtained by the issuer or underwriter thereof.

         (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (6) Buy or sell real estate or interests in oil, gas or mineral exploration, or issue senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

         The  Fund  has  adopted  the   following   non-fundamental   investment
restrictions, which may be changed without shareholder approval.

         (1) Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

         (2) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (3) The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).
(4) To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         (5) The Fund will not pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

         (6) The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (7) The Fund will not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (8) The Fund will not invest in the securities of other investment companies or investment trusts except to the extent permitted by law.

         (9) The Fund may invest up to 10% of its net assets in derivative securities, including inverse floaters and interest rate swaps. For purposes of calculating this 10% limitation, the Fund will use the notional amount of an interest rate swap.

         (10) The Fund may invest up to 5% of its net assets in bonds rated lower that Baa by Moody's or BBB by S&P.

         (11) The Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of the Fund's net assets.

         MULTI-STATE INSURED TAX FREE FUND. Under normal circumstances, each series of the Multi-State Insured Tax Free Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from both federal income tax, including the federal AMT, and any applicable state income tax for individual residents of the state listed in the name of the series.

         EACH SERIES OF THE MULTI-STATE INSURED TAX FREE FUND will not:

         (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of a Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

         (2) Purchase, as to 75% of each Fund's total assets (taken at current value), the securities of any issuer (other than the U.S. Government) if, as a result thereof, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. When the assets and revenues of an agency, instrumentality or political subdivision issuing a Municipal Instrument or other security are distinct from the assets and revenues of the government which created the issuing entity, and the Municipal Instrument is supported by the issuing entity's assets and revenues, the issuing entity is deemed to be the sole issuer of the Municipal Instrument or security. If an industrial development bond is supported only by the payments of the non-governmental beneficiary of the industrial development bond, then such non-governmental entity is deemed to be the sole issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

         (3) Purchase the securities of any issuer (other than the U.S. Government) if, as a result thereof, any Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer.

         (4) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of any Fund to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

         (5) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

         (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (8) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, each Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

         (9) Make loans, except by purchase of debt obligations, publicly distributed bonds or debentures (which are not considered loans), and through repurchase agreements.

         MULTI-STATE INSURED TAX FREE FUND, on behalf of each Single State Fund, has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval.

         (1) Under normal circumstances, each series of the Multi-State Insured Tax Free Fund will invest at least 80% of its net assets in municipal bonds and municipal securities that are insured as to the timely payment of interest and principal as described in the Fund's prospectus. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

         (2) Each Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees or the Adviser, acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for section 4(2) commercial paper and securities eligible for resale without registration pursuant to Rule 144A under the 1933 Act, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (3) Each Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent each Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

         (4) Each Fund will not, to the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         (5) Each Fund will not pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided such Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with a Fund's use of options, futures contracts or options on futures contracts.

         (6) Each Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

         (7) Each Fund may invest up to 10% of its net assets in derivative securities, including inverse floaters and interest rate swaps. For purposes of calculating this 10% limitation, the Fund will use the notional amount of an interest rate swap.

         (8) Each Fund may invest up to 5% of its net assets in bonds rated lower that Baa by Moody's or BBB by S&P.

         (9) Each Fund will not loan a portfolio security if the aggregate value of all loaned securities would exceed 10% of a Fund's net assets.

                                   APPENDIX D
                                  FEDERAL Taxes

         The following is a general description of the federal tax laws that apply to the First Investors Tax-Exempt Funds. This description does not attempt to cover every possible federal tax issue. Nor is it intended as tax advice for shareholders of the Funds. Shareholders should consult with a qualified tax expert for advice concerning their individual tax situation.

         Each Fund intends to qualify each tax year for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify as a RIC, a Fund must satisfy the following conditions: (1) the Fund (which is treated as a separate corporation for tax purposes) must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss, determined without regard to any deduction for dividends paid) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"); (2) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         If a Fund qualifies for treatment as a RIC, it is relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a Fund fails to qualify for treatment as a RIC for any taxable year, (1) it is taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders must treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" and distributions of net capital gain, as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The portion of the dividends paid by a Fund (excluding distributions of net capial gain) equal to the excess of the excess of its excludable interest over certain amounts disallowed as deductions will qualify as "exempt-interest dividends" and thus will be excludable from gross income for federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

         Dividends and other distributions a Fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions are reportable by shareholders (or taxed to them in the case of taxable distributions) for the year in which that December 31 falls.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Tax-exempt interest attributable to certain ("PABs") (including, to the extent a Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a federal tax preference item for purposes of the federal alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

         Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts. Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes.

         Special tax rules apply to investments in zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, a Fund must account for the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

         If a Fund invests in municipal bonds that are purchased with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) ("municipal market discount bonds"), any gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

         Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         If a Fund invests in any instruments that generate taxable income under circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Fund.

         The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures a Fund derives with respect to its business of investing in securities will be treated as qualifying income under the Income Requirement.

         If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         Each Fund must withhold and remit to the U.S. Treasury a specified percentage of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on that owner's federal income tax return.

                                   APPENDIX E
                       First Investors Shareholder Manual

            [LOGO]  FIRST INVESTORS

            ====================================================================

            SHAREHOLDER MANUAL

            ====================================================================






















A GUIDE TO YOUR
FIRST INVESTORS
MUTUAL FUND ACCOUNT


------------------------------
AS OF MAY 1, 2003

INTRODUCTION

First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). New client accounts must be established through your registered representative. While your registered representative is available to service your account on an ongoing basis, once you have established an account, you can contact us directly for account services.

This easy-to-follow guide tells you how to contact us and explains our policies and procedures. The policies and procedures referenced in this manual are subject to change.


This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any FI Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                           PAGE
                                                           ----


WHO WE ARE..................................................1


WHEN WE ARE OPEN FOR BUSINESS ..............................1

HOW TO CONTACT US...........................................1

HOW FUND SHARES ARE PRICED .................................1


HOW TO OPEN AN ACCOUNT
   Non-Retirement Accounts..................................2
   Retirement Accounts......................................3
   Telephone Privileges.....................................3

HOW TO BUY SHARES
   Placing Your Purchase Order..............................4
   Paying For Your Order....................................4
      By Check..............................................5
      By Money Line.........................................5
      By Automatic Payroll Investment.......................6
      By Federal Funds Wire Transfers.......................6
      By Distribution Cross-Investment......................7
      By Systematic Withdrawal Plan Payment Investments.....7
   Choosing Between Share Classes ..........................7
      Class A Shares........................................8
      Class B Shares........................................10
   Minimum Initial Investment Requirements..................11
   Additional Investments...................................11

HOW TO SELL SHARES
   Written Redemptions......................................12
   Telephone Redemptions....................................13
   Electronic Funds Transfer Redemptions  ..................13
   Systematic Withdrawals...................................13
   Expedited Wire Redemptions...............................14
   Money Market Draft Check Redemptions.....................14
   Redemptions In Kind......................................15

HOW TO EXCHANGE SHARES
   Exchange Conditions......................................16
   Telephone Exchanges......................................17
   Written Exchanges........................................17

WHEN SIGNATURE GUARANTEES ARE REQUIRED .....................18

                                                                            PAGE

STATEMENTS & REPORTS
   Transaction Confirmation Statements......................19
   Prospectuses.............................................19
   Master Account Statements................................19
   Annual and Semi-Annual Reports...........................19

DIVIDENDS & DISTRIBUTIONS...................................20

TAXES & FORMS...............................................21

OTHER POLICIES & SERVICES
   Share Certificates.......................................22
   Name Changes.............................................22
   Transferring Ownership of Shares.........................22
   Householding of Disclosure Documents.....................22
   Returned Mail............................................23
   Your Privacy.............................................23
   Super Checking Program...................................23

CONTACT INFORMATION
   Our Shareholder Services Department......................24
   E-Mail...................................................24
   Web Access...............................................25

WHO WE ARE

First Investors is a mutual fund family. We offer a wide array of stock, bond and money market funds that are distributed through our affiliated broker, First Investors Corporation ("FI"). We pride ourselves on providing financial services with a "personal touch".


WHEN WE ARE OPEN FOR BUSINESS


We are open for business every day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Days"). In addition to weekends, the NYSE is generally closed in observance of the following holidays:


-New Year's Day
-Martin Luther King, Jr. Day
-President's Day
-Good Friday
-Memorial Day
-Independence Day
-Labor Day
-Thanksgiving Day
-Christmas Day

HOW TO CONTACT US


You may call or write us at the telephone numbers or addresses set forth in "Contact Information".

As discussed in that section of this manual, we also accept e-mail communications for limited purposes and make information available to you via our web site. We do not accept purchase, redemption, or exchange instructions via e-mail.


HOW FUND SHARES ARE PRICED


Each First Investors Fund prices its shares each Business Day. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

The Fund prices are generally listed later in the evening on our web site (www.firstinvestors.com). The prices for our larger Funds are also reported the next day in many newspapers, including The Wall Street Journal and The New York Times.


In pricing its shares, each Fund, other than our money market funds, calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class.


Our money market funds attempt to maintain a stable $1.00 per share for each class of shares by valuing their assets using the amortized cost method. The NAVs of these Funds could nevertheless decline below $1.00 per share.

The price that you will pay for a share is the NAV plus any applicable front-end sales charge. The price you receive if you redeem or exchange your shares is the NAV less any applicable contingent deferred sales charge ("CDSC").

The processing and price date for a purchase, redemption or exchange depends upon how your order is placed.

Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.


HOW TO OPEN AN ACCOUNT

To open a mutual fund account through First Investors Corporation ("FI"), you must first complete and sign a Master Account Agreement ("MAA"). The MAA requires that you certify that you are a legal resident of the U.S. and that you provide us with your U.S. street address, taxpayer identification number, date of birth, and such other information as may be required by law.

Your registered representative will assist you in completing the MAA, explain our product line and services, and help you select the right investments. Some types of accounts require additional paperwork, as explained below. After you determine the FI Fund(s) you want to purchase, deliver your completed MAA and your check, made payable to FI, to your registered representative.

If you are opening a FI mutual fund account through a broker-dealer other than FI, you must follow the policies and procedures of that broker-dealer. Moreover, you may not be eligible to have all of the account privileges that are discussed in this Shareholder Manual and you may also have to contact your broker-dealer to effect certain transactions in your account.

As required by the new regulations of the USA PATRIOT Act, we have adopted and implemented an anti-money laundering program. As a result, whether you open a mutual fund account through FI or through another broker-dealer, we may ask you for additional information or other identification documents. If you do not provide it to us, we may not be able to open an account or effect transactions for you. By opening an account, you authorize FI to verify certain information in accordance with anti-money laundering and other related regulations.


NON-RETIREMENT ACCOUNTS

We offer a variety of "non-retirement" accounts, which is the term used to describe all accounts other than retirement accounts.


INDIVIDUAL ACCOUNTS may be opened by any adult individual.

JOINT ACCOUNTS may be opened by two or more individuals. Joint ownership may take several forms- e.g., joint tenants with rights of survivorship, tenants in common, etc.. You are responsible for verifying that the type of joint registration you select is valid in your state of residence. If you choose a tenancy in common registration and you do not provide the ownership percentage for each joint owner, the account will be divided equally. If you choose tenants with rights of survivorship, in the event one tenant dies, the account automatically becomes the property of the remaining tenant(s); the account does not pass into the estate of the deceased owner. All joint owners must sign requests to process transactions; however, telephone exchange and redemption privileges are accepted from either tenant unless they are declined. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give a Fund instructions to exchange or sell shares by telephone.

GIFTS AND TRANSFERS TO MINORS ACCOUNTS may be opened for minors established under your state's Uniform Gifts/Transfers to Minors Act. They are registered under the minor's social security number.

CORPORATE/ PARTNERSHIP/ TRUST ACCOUNTS may be opened only if you have a valid written document establishing the entity which must be organized in the U.S.. First Investors Certificate of Authority ("COA") is required so that we know who has authority to effect transactions in the account. We may also require evidence that the entity has been validly created.

TRANSFER ON DEATH (TOD) ACCOUNTS are available on all FI Funds in all states. These accounts allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners. To establish a TOD account, you must also complete a First Investors TOD Registration Request Form.


First  Investors   follows  the  TOD  guidelines  of  the  Securities   Transfer
Association with the following exceptions. First Investors:
      - allows you to designate more than one TOD beneficiary;
      - does not print the beneficiaries' names on dividend and liquidation checks; and
      - confirms TOD beneficiaries on quarterly statements.


CONSERVATORSHIPS/ GUARDIANSHIPS/ ESTATE ACCOUNTS may only be opened by legal representatives. To establish an estate account, you must provide an original or certified copy of death certificate, a certified copy of Letters Testamentary/Administration, and a First Investors Acknowledgment Form. To establish a conservatorship or guardianship account, you must also furnish a certified copy of the court document appointing you as the conservator/guardian and a First Investors Acknowledgment Form.

EDUCATION SAVINGS ACCOUNT (ESAS) may be opened by any individual who is not a minor. These accounts allow you to accumulate assets on a tax-deferred basis to help satisfy qualified educational expenses for a Designated Beneficiary (generally, a minor child). To establish an ESA, you must complete an ESA
Application as the Responsible Individual (parent/legal guardian) of the Designated Beneficiary. If someone other than yourself is making the initial contribution he or she must sign the ESA Application as the Depositor.

RETIREMENT ACCOUNTS

We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Conduit IRAs.

IRA FOR MINORS with earned income. A parent or legal guardian must complete the appropriate IRA Application and IRA for a Minor Child Form.

SIMPLE IRAS for employers.


SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs can be established through trustee-to-trustee transfers.


403(b)(7) ACCOUNTS for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

401(k) PLANS for employers.

MONEY PURCHASE PENSION & PROFIT SHARING PLANS for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to an account holder in connection with an IRA, SIMPLE-IRA, SEP-IRA, SARSEP-IRA, or 403(b) account. Each Fund currently pays the annual $10.00 custodian fee for such accounts. This policy may be changed at any time by a Fund on 45 days' written notice to the account holder. First Investors Federal Savings Bank has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.


TELEPHONE PRIVILEGES

Telephone privileges allow you, your registered representative or any other authorized person to exchange or redeem eligible shares and authorize other transactions with a simple phone call.

Telephone privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you notify the Fund that you do not want the privilege.

For joint accounts, telephone privileges allow any one of the owners to process telephone transactions independently. As noted previously, telephone privileges are automatically granted when you open a First Investors individual, joint, or custodial account unless you notify the Fund that you do not want the privilege.

For  trusts,  attorneys-in-fact,   corporations,  partnerships,   guardianships,
conservatorships and other entities, telephone privileges are not automatically granted; you must complete additional documentation.

For ESA accounts, telephone redemptions are not permitted.


For retirement accounts, telephone privileges allow you to exchange shares from one Fund to another. Telephone redemptions are not permitted on retirement accounts.


Telephone exchange privileges are automatically granted on IRAs, IRAs for Minors, SIMPLE-IRAs, SEP-IRAs 403(b)(7) and ESAs unless you decline the privilege on the product application or notify the Fund otherwise.

For a description of the types of exchanges and redemptions that may be made using Telephone Privileges see "How to Sell Shares-Telephone Redemptions", "How to Exchange Shares-Telephone Exchanges" and "Contact Information". For further assistance, please call Shareholder Services at 1(800) 423-4026.


For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.


2:  Some or all of the following information is obtained:
      -Account number
      -Address
      -Last four digits of the social security number
      -Other information as deemed necessary


3:  A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the telephone instructions are genuine and from an authorized person based on our verification procedures.


For security purposes, telephone privileges may be suspended on joint accounts upon notice of divorce or separation.

During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, NJ office.

HOW TO BUY SHARES

PLACING YOUR PURCHASE ORDER

Purchases may always be made by written application. Such purchases are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price. This procedure applies whether your order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.


As described more fully below, certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the rollover proceeds. Thus, for example, if it takes 30 days for another fund group to send us the retirement account proceeds, your purchase of FI Funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned or transmitted to our Woodbridge, NJ office prior to the close of business (generally, 5:00 p.m., ET), your shares will be purchased at that day's price. If you are buying a FI Fund through a broker-dealer other than First Investors, other requirements may apply. Consult your broker-dealer about its requirements.

All orders placed through a First Investors registered representative must be reviewed and approved by a principal of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

It is the responsibility of your broker-dealer to forward or transmit orders to the Fund promptly and accurately. An FI Fund will not be liable for any change in the price per share due to the failure of a broker-dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and your broker-dealer.

PAYING FOR YOUR ORDER

Payment is due within three Business Days of placing an order or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your order, you may open a money market account and use it to pay for subsequent purchases. Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application (or the Business Day following a weekend or holiday).

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

We accept the following forms of payment in U.S. funds:

- Checks drawn on U.S. banks (including subsidiaries of U.S. banks) payable to FI.
-     Money Line and Automatic Payroll Investment electronic funds transfers.
- Federal Funds wire transfers (required for investments of $500,000 or more).
-     ACH transfers.

We do not accept:

-     Third Party Checks.
-     Traveler's Checks.
-     Checks drawn on non-US banks.
-     Money Orders.
-     Cash.
-     Post Dated Checks.
-     Starter Checks.

BY CHECK
You can send us a check for purchases under $500,000. If you are opening a new FI Fund account, your check must meet the FI Fund minimum. When making purchases to an existing account, include your FI Fund account number on your check. Investments of $500,000 or more must be made via Federal Fund wire.

BY MONEY LINE
With our Money Line program, you can invest in an FI Fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.


You select the payment amount and frequency that is best for you (bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually).

The Money Line investment date you select is the date on which shares will be purchased. If the investment date falls on a weekend or holiday shares will be purchased on the next Business Day. The proceeds must be available in your bank account two business days prior to the investment date.

HOW TO APPLY FOR MONEY LINE:

1: Complete the Electronic Funds Transfer ("EFT") section of the application and provide complete bank account information. Attach a pre-printed voided check, pre-printed deposit slip or account statement. A signature guarantee of all shareholders and bank account owners is required. Please allow at least 10 business days for initial processing.

2: Complete the Money Line section of the application to specify the amount, frequency and beginning date of the investments.

3:  Submit the paperwork to your registered representative or:

      For Express Mail, send it to:
      Administrative Data Management Corp.
      581 Main Street
      Woodbridge, NJ 07095-1198

      For Regular Mail, send it to:
      Administrative Data Management Corp.
      P.O. Box 5198
      Woodbridge, NJ 07095-0916

HOW TO CHANGE A MONEY LINE:
To change investment amounts, reallocate or cancel Money Line, you must notify us at least 5 Business Days prior to the investment date.


Please call Shareholder Services at 1 (800) 423-4026 to:

-     Suspend your Money Line payment for up to 6 consecutive months.
-     Discontinue your Money Line service.
-     Decrease the payment to the minimum amount of $50 per month.
- Change the date or frequency of the Money Line payment without increasing the total dollar amount.

In addition, provided you have telephone privileges, you may:

-     Change the date or frequency of the Money Line payment.
- Reallocate Money Line to a new or existing account with the same registration.

- Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided the bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations are different.

For all other changes, you must submit a signature guaranteed written request to Administrative Data Management Corp. To change from one bank to another or change your bank account number you must also complete and return a new Money Line application, and attach a pre-printed voided check, pre-printed deposit slip or account statement. Please allow at least 10 days for the change to become effective.

A medallion signature guarantee (see "When Signature Guarantees are Required") is required to increase a Money Line payment by $25,000 or more. Money Line service is prohibited on FI Fund accounts with foreign addresses. Money Line service will be suspended upon notification that all account owners are deceased.


BY AUTOMATIC PAYROLL INVESTMENT
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by payroll deduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary to your account. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

How To Apply for API:
1:  Complete an API Application.
2:  Complete an API Authorization Form.
3: Complete the government's Direct Deposit Sign-up Form if you are receiving a government payment.
4:  Submit the paperwork to your registered representative or:


      For Express Mail, send it to:
      Administrative Data Management Corp.
      581 Main Street
      Woodbridge, NJ 07095-1198

      For Regular Mail, send it to:
      Administrative Data Management Corp.
      P.O. Box 5198
      Woodbridge, NJ 07095-0916

BY FEDERAL FUNDS WIRE TRANSFER
You may purchase shares via a Federal Funds wire transfer from your bank account into your existing FI Fund accounts. Investments of $500,000 or more must be purchased by a Federal Funds wire. Each incoming Federal Funds wire transfer from outside the U.S. will be subject to a $20 fee.

To wire funds to an existing FI Fund account, you must call 1(800) 423-4026 and provide us with the Federal Funds wire reference number, amount of the wire, and the existing account number(s) to be credited. To receive credit for the wire on the same day as it is received, the above information must be given to us beforehand and we must receive the wire by:

o 12:00 p.m. ET for money market funds; and

o 4:00 p.m. ET for all the other FI Funds.

If we receive a wire and you have not given us proper notification beforehand, your purchase will not occur until we receive all the required information. For information about when you start earning dividends, please see "Dividends and Distributions".


Instruct your bank to wire your investment, as applicable, to:

Cash Management Fund - Class A
Bank of New York
ABA #021000018
FI Cash Mgmt. Account 8900005696
For Further Credit To:  Your Name
Your First Investors Account #

Tax-Exempt Money Market Fund - Class A
Bank of New York
ABA #021000018
FI Tax Exempt Account 8900023198
For Further Credit To: Your Name
Your First Investors Account #


All other  existing  FI Fund  accounts:
FI Fund  (specify  fund name & class of shares)
First Investors Federal Savings Bank
ABA#  221272604
Credit: FST Investors FED
Account # 03060000142
For Further Credit To: Your Name
Your First Investors Account #

BY DISTRIBUTION CROSS-INVESTMENT
You can invest the dividends and capital gains from one FI Fund account, excluding the money market funds, into another FI Fund account in the same class of shares. The shares will be purchased at the net asset value on the Business Day after the record date of the distribution.

- You must invest at least $50 a month or $600 a year into a new FI Fund account.
- A signature guarantee is required if the ownership on both accounts is not identical.


You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.


BY SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS
You can invest Systematic Withdrawal Plan payments (see "How to Sell Shares") from one FI Fund account in shares of another FI Fund account in the same class of shares.

-     Payments are invested without a sales charge.
- A signature guarantee is required if the ownership on both accounts is not identical.
-     Both accounts must be in the same class of shares.
- You must invest at least $600 a year when investing into a new FI Fund account.
-     You can invest on a monthly, quarterly, semi-annual, or annual basis.


Systematic Withdrawal Plan payment investments are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

CHOOSING BETWEEN SHARE CLASSES


All FI Funds are available in Class A and Class B shares. It's very important to specify which class of shares you wish to purchase when you open a new account. First Investors Fund account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share distribution cross-investment.

Each class of shares has its own cost structure. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. As a result, different classes of shares in the same FI Fund generally have different prices. The principal advantages of Class A shares are that they have lower overall expenses, quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you depends upon the amount you invest, your time horizon, and your preference for paying the sales charge initially or over time. Your registered representative can help you decide which class of shares is best for you.

CLASS A SHARES


When you buy Class A shares, you pay the offering price - the net asset value of the FI Fund plus a front-end sales charge. The front-end sales charge declines with larger investments.


      CLASS A SALES CHARGES
--------------------------------------------------------------------------------
                                             AS A % OF            AS A % OF YOUR
      YOUR INVESTMENT                     OFFERING PRICE            INVESTMENT
      less than $100,000                       5.75%                   6.10%
      $100,000 - $249,999                      4.50%                   4.71%
      $250,000 - $499,999                      3.50%                   3.63%
      $500,000 - $999,999                      2.50%                   2.56%
      $1,000,000 or more                          0%*                     0%*


   * If you invest $1,000,000 or more you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

--------------------------------------------------------------------------------

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.


CLASS A SHARES  MAY BE  PURCHASED  WITHOUT  A SALES  CHARGE:
1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, FI, or any affiliates of FI, or by his/her spouse, child (under age 21) or grandchild (under age 21).


2: By a former FI associate or his/her  spouse,  child or grandchild  (under age
21) provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.

3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund dividends and distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are automatically reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares, provided the loan was made against an account originally subject to a sales charge.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contract or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an existing account.


9: When a group qualified plan (e.g., 401(k), money purchase pension, or profit sharing plan) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.


10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By a group qualified plan with 100 or more eligible employees or $1,000,000 or more in assets.

12:  In amounts of $1 million or more.


13: By individuals under a Letter of Intent or Rights of Accumulation of $1 million or more.

14: When an Education Savings Account ("ESA") is opened with the proceeds from another ESA which was subject to a sales charge or CDSC.

15: When you are reinvesting all or a portion of the proceeds of a redemption from Class A shares of an FI Fund on which you paid a sales charge or a CDSC within the prior six months. This privilege does not apply to the investments of systematic withdrawal checks or automated purchases. If you are opening or reactivating an account, your investment must meet the Fund's minimum account policy.

FOR ITEMS 9 THROUGH 15 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED FROM SHARES WHICH ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:
1: A participant directed group qualified retirement plan with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") whose trust sponsors have made special arrangements with First Investors for a sales charge discount. Unitholders of various series of New York Insured Municipal-Income Trust sponsored by Van Kampen Merritt, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and Municipal Insured National Trust, may buy Class A shares of a FI Fund with unit distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. May buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1%.

RIGHTS OF ACCUMULATION
The Rights of Accumulation lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax-Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment to determine whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $100,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at a minimum of the $100,000 level. Rights of Accumulation discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Rights of Accumulation. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.


-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the
account  is  registered  with  a  social  security   number,   not  an  employer
identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

-Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

-Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.


LETTER OF INTENT:
A Letter of Intent ("LOI") is a nonbinding commitment by you to invest a specified dollar amount during a 13 month period. An LOI lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period.

Purchases made 90 days before the date of an LOI may, at your request, be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax-Exempt Money Market Funds are not counted toward an LOI.


By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES

Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below.



      CLASS B SALES CHARGES
      ----------------------------------------------------------------------

      YEAR OF REDEMPTION                 CDSC AS A PERCENTAGE OF PURCHASE OR
                                               NAV AT REDEMPTION
      Within the 1st or 2nd year                      4%
      Within the 3rd or 4th year                      3%
      In the 5th year                                 2%
      In the 6th year                                 1%
      Within the 7th year and 8th year                0

SALES CHARGE REDUCTIONS ON CLASS B SHARES:
If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

FIRST-Class B shares representing dividends and capital gains that are not subject to a CDSC.

SECOND-Class B shares held more than six years which are not subject to a CDSC.

THIRD-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions of shares following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner (or in the case of joint accounts the death of the last surviving joint owner), provided that the shares were purchased prior to the death or disability and the redemptions are made within one year of death or disability. Proof of death or disability is required.

3:  Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.


5: Required Minimum Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.


6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11:  Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.


CONVERSION TO CLASS A SHARES:
Class  B  shares,   and  the  dividend  and   distribution   shares  they  earn,
automatically convert to Class A shares after 8 years, reducing future annual expenses.

1: Conversions will be made into existing Class A share fund accounts provided the accounts have identical ownership and the same broker-dealer. If you do not own an identically registered Class A share fund account with the same broker-dealer, a new Class A share fund account will be established.

2: All automated payments including Money Line, Automatic Payroll Investment, and other regularly scheduled retirement investment programs, will continue to be invested into the Class B share fund account after the initial conversion.

3:  Systematic  withdrawal  programs and  required  minimum  distributions  will continue to be made from the Class B share fund account after the initial conversion provided there are a sufficient number of Class B shares. If the Class B share account has insufficient shares to satisfy a scheduled distribution, ADM will contact the shareholder for further instruction. The systematic withdrawal programs and required minimum distributions will move to Class A share fund accounts if the conversion closes the Class B share fund account.

4: If dividends and/or capital gains from a Class B share fund account are cross-reinvested into another Class B share fund, the service will remain in effect after the conversion provided shares remain in the source account. The cross-reinvestment option will not automatically move to Class A share fund accounts. Dividends and capital gains earned on Class A shares purchased as a result of the conversion will be reinvested.

5: Duplicate statements and secondary addresses (for checks), if any, that have been authorized on Class B share fund accounts will also be assigned to the new Class A share fund accounts.

If you reinstate all the proceeds from a Class B share redemption made within the prior six months, you will be credited, in additional shares, for the full amount of the CDSC. If you are reinstating a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC. Your reinstatement must meet a Fund's minimum account size policy.

MINIMUM INITIAL INVESTMENT REQUIREMENTS
Your initial investment in a non-retirement or ESA fund account may be as little as $1,000. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion. These minimums are waived if you use one of our Automatic Investment Programs (see "Paying for Your Order") or if you open a Fund account through a full exchange from another FI Fund. As described in the prospectuses of the Funds, we reserve the right to impose fees on accounts with balances that are below the minimum account requirements or to close accounts without your consent on 60 days prior notice.

ADDITIONAL INVESTMENTS
Once you have established an account, you generally can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing FI Fund accounts. Remember to include your FI Fund account number on your check made payable to FI.

For Express Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send checks to:
First Investors Corporation
Attn: Dept. CP
P.O. Box 5198
Woodbridge, NJ 07095-0916

HOW TO SELL SHARES

You can sell your shares on any Business Day. In the mutual fund industry, a sale is referred to as a "redemption." If your redemption request is received in "good order" at our Woodbridge, NJ office prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.


Payment of redemption proceeds generally will be made within seven days of receipt of your order. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:

-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-Checks issued by First Investors Life Insurance Company, FIC or ADM. -Federal Funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. There are special procedures to redeem shares held in a First Investors retirement plan account. If your employer is the trustee or plan administrator of your retirement account, your employer must submit the request on your behalf. Please call 1(800) 423-4026 for a distribution request form to avoid any delay in processing your request.


WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request will be processed when received in our Woodbridge, NJ office provided it is in good order. Good order must include:


1: The name of the FI Fund;
2: Your account number;
3: The dollar amount,  number of shares or percentage of the account you want to redeem;
4: Share  certificates  (if they  were  issued  to you);
5: Original signatures of all owners exactly as your account is registered; and 6: Signature guarantees, if required (see "When Signature Guarantees are
   Required").


Shares purchased by check or electronic funds transfer that you have owned for less than 15 days may only be redeemed by written request. If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.


For Express Mail, send written redemption requests to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send written redemption requests to:
Administrative Data Management Corp.
P.O. Box 5198
Woodbridge, NJ 07095-0916

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the Business Day it receives such information.

TELEPHONE REDEMPTIONS
You, your registered representative or any other authorized person may redeem shares held in a non-retirement account which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 5:00 p.m., ET, on any Business Day provided:


-Telephone privileges are available for your account registration and you have not declined telephone privileges (see "Telephone Privileges");

-You do not hold share certificates (issued shares);

-The redemption is made payable to the registered owner(s) or electronically transferred by Federal Funds wire transfer or ACH to a pre-designated account;

-The redemption amount is $50,000 or less; and


-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed $100,000 per FI Fund account.


Telephone redemptions will not be honored if your address has been changed within 60 days unless the address change request was signed by all shareholders and signature guaranteed.


If your telephone redemption is received before the close of trading on the NYSE which is generally 4:00 p.m. ET on any Business Day, it will be processed the same day. If it is received between 4:00 p.m. and 5:00 p.m., ET, it will be processed on the following Business Day.


ELECTRONIC FUNDS TRANSFER REDEMPTIONS
Electronic Funds Transfer ("EFT") redemptions allow you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application.

You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1: Must be electronically  transferred to your  pre-designated  bank account;
2: Must be at least $500;
3: Cannot exceed  $50,000;  and
4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.


The Electronic Funds Transfer service may also be used to purchase shares (see "Money Line") and transfer systematic withdrawal payments (see "Systematic Withdrawal Plan Payment Investments") and dividend distributions to your bank account.

SYSTEMATIC WITHDRAWALS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. We reserve the right to only send your payments to a U.S. address. They can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI Fund in the same class of shares through our Systematic Withdrawal Plan Payment Investment service (see "Paying for Your Order - Systematic Withdrawal Plan Payment Investments").


You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. The redemption of shares in connection with a systematic withdrawal plan will also generally result in a gain or loss for tax purposes.


You should avoid making investments in FI Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC. If you own Class B shares in a retirement account and if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years.


To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at 1 (800) 423-4026.

EXPEDITED WIRE REDEMPTIONS
(CLASS A MONEY MARKET FUNDS ONLY)

Enroll in our Expedited Redemption service to wire proceeds via Federal Funds from your Class A FI money market account to your bank account. Shares must be owned for at least 15 days to be eligible for expedited redemption. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.


Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Business Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, will be processed the following Business Day.

-Each wire under $5,000 is subject to a $15 fee.
-Two wires of $5,000 or more are  permitted  without  charge  each  month.  Each additional  wire is $15.
-Wires  must be directed  to your  predesignated  bank account.
-Each wire which is directed outside the U.S. is subject to a $40 fee.

MONEY MARKET DRAFT CHECK REDEMPTIONS  (CLASS A SHARES ONLY)

Free draft check writing privileges are available for First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund non-retirement account owners who maintain a minimum balance of $1,000. We will not issue draft checks if your account balance is less than $1,000. Each check drawn on an account with a balance of less than $1,000 will be subject to a $10 processing fee which is deducted when the check is paid. Shares purchased by check or by electronic funds transfer that you have owned for less than 15 days are not included in your available balance. It is your responsibility to ensure that your available balance covers the amount of your draft check and any applicable fees including a possible contingent deferred sales charge (CDSC) since, if there are insufficient shares, your redemption check will be returned through banking channels marked "insufficient funds" and may also be subject to fees imposed by your depository bank.


Daily dividends are earned on shares of the First Investors Cash Management Fund and First Investors Tax Exempt Money Market Fund shares until a draft check clears against them. Because the Funds accrue daily dividends, you may not redeem your account in its entirety by writing a draft check. Draft checks are subject to the rules and regulations of the Custodian covering checking accounts. We will return your canceled draft checks once a month. Neither the Funds nor the Custodian can certify or directly cash a draft check.


Draft checks are not available for:

1. retirement accounts

2. Super Checking accounts

3. Class B share fund accounts

4. Accounts registered to a foreign address

5. ESAs.

Please notify us immediately if your draft checks are lost or stolen. "Stop payment" requests must be directed to Administrative Data Management Corp. However, there is no guarantee that a "stop payment" request will stop the payment of the draft check.

Complete the Money Market Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026. Additional documentation is required to establish draft check writing privileges for trusts, corporations, partnerships, and other entities. Call Shareholder Services for further information.

The Funds bear all expenses relating to the Money Market Draft Check Redemption Privilege. We reserve the right to amend or terminate the privilege at any time.

REDEMPTIONS-IN-KIND

If a FI Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a FI Fund to make payment wholly or partly in cash, the FI Fund may pay redemption proceeds in whole or part by a distribution in kind of securities from the portfolio of the FI Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash.

HOW TO EXCHANGE SHARES

Subject to the conditions listed below, you have the right to exchange shares of any FI Fund for the shares of the same class of any other FI Fund without incurring an additional sales charge. This right, which is called a free exchange privilege, gives you the flexibility to change investments as your goals change. Since an exchange of fund shares is a redemption and a purchase, it may create a gain or loss which is reportable for tax purposes. Read the prospectus of the FI Fund you are purchasing carefully before you exchange into it.


Unless you have declined telephone privileges, you or your representative may be able to exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.
Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.


A FI Fund reserves the right to reject or restrict any specific purchase or exchange request if the FI Fund determines that doing so is in the best interest of the FI Fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The FI Funds also reserve the right to reject any exchange that in the FI Funds' opinion is part of a market timing strategy. In the event a FI Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

EXCHANGE CONDITIONS
There are a number of conditions on the free exchange privilege.

1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Exchanges into a new FI Fund account must meet the new FI Fund's minimum initial investment.

4: The FI Fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: If you exchange shares to a new FI Fund account, the dividend and capital gain options will apply to the new FI Fund account as well as the original account if it remains open. If you exchange shares into an existing FI Fund account, the dividend and capital gain options on the existing FI Fund account will remain in effect.

7: If you exchange shares of a FI Fund which are subject to a CDSC (including any Class A shares purchased because the purchase amount exceeded $1 million or was made during an NAV promotion), the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares with one exception. If you exchange Class A shares for shares of Class A money market fund, the CDSC will be deducted from the amount exchanged.

8: Since there is no sales charge on Class A share money market fund purchases, you cannot exchange Class A money market fund shares into the shares of another First Investors Fund without incurring a sales charge unless you have already paid a sales charge on the shares (e.g., you purchased a First Investors Fund with a sales charge and exchanged into the money market fund).

9: If you are exchanging shares on which a sales charge was already paid, the dividends earned on those shares are also eligible for the free exchange privilege.

10: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

11: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

12: If your exchange is from an account with automatic investments or systematic withdrawals, you must let us know if your automatic investments or systematic withdrawals are to remain with the original FI Fund or the FI Fund you are exchanging into ("receiving fund") or if you want it terminated.

Without specific instructions, we will amend account privileges as outlined below:

                               EXCHANGE           EXCHANGE                EXCHANGE A PORTION OF
                               ALL SHARES TO      ALL SHARES TO MULTIPLE  SHARES TO ONE OR
                               ONE FUND           FUNDS                   MULTIPLE FUNDS
--------------------------------------------------------------------------------------------------

MONEY LINE (ML)                ML moves to        ML stays with           ML stays with
                               Receiving Fund     Original Fund           Original Fund

AUTOMATIC PAYROLL INVESTMENT   API moves to       API is allocated        API stays with
(API)                          Receiving Fund     equally to Receiving    Original Fund
                                                  Funds

SYSTEMATIC                     SWP moves to       SWP canceled            SWP stays with
WITHDRAWALS                    Receiving Fund                             Original Fund
(SWP)

AUTOMATED RETIREMENT           $ moves to         $ stays with            & stays with
CONTRIBUTIONS*                 Receiving Fund     Original Fund           Original Fund

* Contributions remitted by the employer for 403(b), 401(k) Simplifier, SEP-IRA, and SARSEP-IRA accounts

TELEPHONE EXCHANGES
You, your  registered  representative  or any authorized  person can exchange by
phone  shares  of  any  non-retirement   account  provided  you  have  telephone
privileges (see "Telephone Privileges").

You, your registered representative or any authorized person can also use telephone privileges to exchange shares of any eligible FI Fund (1) within any participant directed FI prototype IRA, 403(b), or 401(k) Simplifier Plan, (2) from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file); and (3) within 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan Application is on file. Contact your registered representative or call Shareholder Services at 1(800) 423-4026 to obtain a Qualified Retirement Plan Application.

By Phone:           Call Special Services from 9:00 a.m. to 5:00 p.m., ET.
1(800) 342-6221     Orders received after the close of the NYSE, usually 4:00
                    p.m., ET, are processed the following Business Day.

                    1. You must have telephone privileges. (see "Telephone Privileges".)
                    2.    Certificate  shares  cannot be exchanged by phone.
                    3. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services Department at 1 (800) 423-4026 to determine whether additional documents to are necessary.

WRITTEN EXCHANGES

Written instructions are acceptable for any exchange.
For Express Mail, send to:
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

For Regular Mail, send to:   1.   Send us  written  instructions  signed  by all
                             account   owners   exactly   as  the   account   is
                             registered.

Administrative Data          2.   Include the  name  and  account number of your
Management Corp.             FI Fund.
P.O. Box 5198
Woodbridge, NJ 07095-0916    3.   Indicate either the  dollar  amount, number of
                             shares or percent of the source account you want to exchange.

                             4. Specify the existing account number or the name of the new Fund you want to exchange into.

                             5. Include any outstanding share certificates for shares you want to exchange. A signature guarantee is required.

                             6. For trusts, estates, attorneys-in-fact, corporations, partnerships, guardianships, conservatorships and other entities, additional documents may be required if not already on file. Call Shareholder Services at 1 (800) 423-4026.

WHEN SIGNATURE GUARANTEES ARE REQUIRED

A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP").


A signature guarantor may not amend or limit the scope of the guarantee in any way. The guarantee may not be dated or altered in an attempt to guarantee less than all signatures on a document. The surety bond coverage provided must equal or exceed the amount of the transaction. Please note that a notary public stamp or seal is not an acceptable substitute for a signature guarantee.


Signature guarantees are required:

1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions to the address of record when the address of record has changed within 60 days of the request (unless the written address change request was signed by all owners and signature guaranteed).

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.


8: To establish any EFT service or to amend banking information on an existing EFT service.

9: For requests to change the address of record to a P.O. box. The residential street address must also be provided.


10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.


14: Any other instance whereby a FI Fund or its transfer agent deems it necessary as a matter of prudence.

STATEMENTS & REPORTS

TRANSACTION CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:


-dealer purchases.
-check investments.
-Federal Funds wire purchases.
-redemptions.
-exchanges.
-transfers.
-systematic withdrawals.
-issued certificates.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled quarterly statement.

 A separate confirmation statement is generated for each FI Fund account you own. It provides:

-Your FI Fund account number. -The date of the transaction.
-A description of the transaction (purchase,  redemption,  etc.).
-The number of shares  bought  or  sold  for  the  transaction.
-The  dollar  amount  of  the transaction.
-The dollar  amount of the dividend  payment (if  applicable).
-The total share balance in the account.
-The dollar  amount of any  dividends or capital gains paid.
-The number of shares held by you, held for you (including escrow shares), and the total number of shares you own.

The  confirmation  statement also may provide a perforated  investment stub with
your  preprinted  name,  registration,   and  fund  account  number  for  future
investments.


You should review your confirmation statements carefully. If you fail to notify us of any errors or omissions within 30 days, we will not accept responsibility for any resulting liability.


PROSPECTUSES

A prospectus for each FI Fund you purchase is also mailed to you with your initial confirmation statement concerning a fund purchase and thereafter once a year. The prospectus provides the fund's objectives, risks, expenses, results, policies and information concerning the portfolio managers. A prospectus may be obtained from our website firstinvestors.com by selecting the Mutual Funds category.

MASTER ACCOUNT STATEMENTS

If FI is your broker, you will receive a Master Account Statement for all your identically owned FI Fund accounts on a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance variable annuities or life insurance you may own. Joint accounts registered under your taxpayer identification number and custodial accounts for which you are the custodian will appear on separate Master Account Statements but may be mailed in the same envelope upon request. You may request that the quarterly statements for different customers that reside at the same address be mailed in one envelope by contacting Shareholder Services and ordering a Combined Mailing Authorization Form.

The Master Account Statement provides the following information for each FI Fund you own:
-FI Fund name.
-FI Fund's current market value.
-total distributions paid year-to-date.

ANNUAL AND SEMI-ANNUAL REPORTS

You will also receive an Annual and a Semi-Annual Report covering each FI Fund that you own. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the FI Fund as well as a detailed accounting of all portfolio holdings. The Annual report will also contain an analysis by the Portfolio Manager of the Fund's performance over the prior year. You will receive one report per household, unless you specifically request a separate report for each customer in accordance with our householding policy.

DIVIDENDS & DISTRIBUTIONS

Except as provided below, for FI Funds that declare daily dividends, your shares start earning dividends on the first Business Day following the day of purchase. Your shares continue to earn dividends until, but not including, the next Business Day following the day of redemption.

For First Investors money market fund purchases, if we receive a Federal Funds wire transfer prior to 12:00 p.m., ET, and you have given us the proper notification beforehand (see "Federal Funds Wire Transfer"), your shares start earning dividends on the day of purchase. Redemptions by wire out of the money market funds will not earn dividends on the day of redemption.

The FI Funds pay dividends from net investment income and distribute the accrued earnings to shareholders as noted below:

--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

--------------------------------------------------------------------------------
MONTHLY:                            QUARTERLY:                ANNUALLY (IF ANY):
Cash Management Fund                Blue Chip Fund            All-Cap Growth Fund
Fund for Income                     Growth & Income Fund      Focused Equity Fund
Government Fund                     Total Return Fund         Global Fund
Insured Intermediate Tax Exempt     Value Fund                Mid-Cap Opportunity Fund
Insured Tax Exempt Fund                                       Special Situations Fund
Insured Tax Exempt Fund II
Investment Grade Fund
Single State Insured Tax Free Funds
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund
-------------    ---------------------------------------------------------------

Capital gains distributions, if any, are paid annually, usually near the end of the FI Fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividends or capital gains distributions are automatically reinvested to purchase additional FI Fund shares unless otherwise instructed. We reserve the right to send dividend and capital gain distributions that are remitted by check to a U.S. address only. Upon notification that all owners are deceased, all distributions are automatically reinvested. Dividends and capital gains distributions of less than $10.00 are automatically reinvested to purchase additional FI Fund shares.


If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."


There is no advantage to buying a dividend because a FI Fund's net asset value per share is reduced by the amount of the dividend.

TAXES & FORMS
------------------------------------------------------------------------------------------------
TAX FORM                          DESCRIPTION                                          MAILED BY

------------------------------------------------------------------------------------------------

1099-DIV*         Consolidated report lists all taxable dividend and capital          January 31
                  gains distributions for all of the shareholder's accounts.
                  Also includes foreign taxes paid and any federal income tax withheld due to backup withholding.

------------------------------------------------------------------------------------------------
1099-B            Lists proceeds from all redemptions including systematic            January 31
                  withdrawals and exchanges.  A separate form is issued for
                  each FI Fund account. Includes amount of federal income tax withheld  due to backup withholding.

------------------------------------------------------------------------------------------------
1099-R            Lists taxable distributions from a retirement account. A            January 31
                  separate form is issued for each FI Fund account. Includes federal income tax withheld due to IRS withholding
                  requirements.

------------------------------------------------------------------------------------------------
5498              Provided to shareholders who made an annual IRA contribution            May 31
                  or rollover purchase. Also provides the account's fair
                  market value as of the last business day of the tax year.  A separate form is issued for each FI Fund account.

------------------------------------------------------------------------------------------------
1042-S            Provided to non-resident alien shareholders to report the             March 15
                  amount of fund dividends paid and the amount of federal
                  taxes withheld.   A separate form is issued for each FI Fund
                  account.

------------------------------------------------------------------------------------------------
Cost Basis        Uses the "average cost-single category" method to show the          January 31
Statement         cost basis of any shares sold or exchanged.  Information is provided to assist shareholders in calculating capital gains or losses.  A separate statement, included with Form 1099-B, is issued for most FI Fund accounts.  This statement is not reported to the IRS and does not include money market funds or retirement accounts.

------------------------------------------------------------------------------------------------
Tax Savings       Consolidated report lists all amounts not subject to                January 31
Report for        federal, state and local income tax for all the
Non-Taxable       shareholder's accounts.   Also includes any amounts subject
Income            to alternative minimum tax.  Not reported to the IRS.

------------------------------------------------------------------------------------------------
Tax Savings       Provides the percentage of income paid by each FI Fund that         January 31
Summary           may be exempt from state income tax.  Not reported to the
                  IRS.

------------------------------------------------------------------------------------------------

Each FI Fund must withhold and remit to the U.S. Treasury a percentage of dividends, capital gains distributions, and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to any individual or certain other non-corporate shareholder who fails to certify that the taxpayer identification number furnished to the FI Fund is correct, who furnishes an incorrect number, or who is designated by the IRS as being subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on that owner's federal tax return.

* The IRS does not require investment companies to issue Form 1099-DIV to report taxable dividend and capital gain distributions of less than $10 per FI Fund account, unless the account is subject to IRS imposed backup withholding tax.

OTHER POLICIES

SHARE CERTIFICATES
Every time you make a purchase of Class A shares, we will credit shares to your FI Fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.


Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.


Certificates can only be issued in the name of the accountholder(s).

NAME CHANGES
A name change may occur due to marriage or divorce. To change your name, send us a signature guaranteed letter of instruction signed with your old and new signatures along with a certified copy of your marriage certificate or divorce decree.


TRANSFERRING OWNERSHIP OF SHARES
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same FI Fund. You can transfer your shares at any time, however, we will only transfer the ownership to an FI Fund account which has a U.S. address. Partial transfers must meet the minimum initial investment requirement of the FI Fund.

To transfer shares, submit a letter of instruction including:

-     Your account number
-     Dollar amount, percentage, or number of shares to be transferred
-     Existing account number receiving the shares (if any)
- The name, address, date of birth, taxpayer identification number and such other information as may be required by law of each customer receiving the shares
- The signature of each account owner requesting the transfer with signature guarantee(s).

If FI is your broker-dealer, we will request that the transferee complete a MAA to establish a brokerage account with FI and certify his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded. Furthermore, a W-9 Form will be required to certify the taxpayer identification number.


Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.


HOUSEHOLDING OF DISCLOSURE DOCUMENTS
It is our policy to send only one copy of the FI Fund's prospectus, annual report, and semi-annual report to all family members who reside in the same household. This reduces FI Fund expenses, which benefits you and other shareholders.


We will continue to "household" these disclosure documents for you as long as you remain a shareholder, unless you tell us otherwise. If you do not want us to household these documents, simply call us at 1(800) 423-4026 and let us know. We will begin sending you individual copies of prospectuses, annual and semi-annual reports within 30 days of receiving your request.

RETURNED MAIL
If mail is returned to the FI Fund marked undeliverable by the U.S. Postal Service with no forwarding address after two consecutive mailings, and the FI Fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information. Telephone privileges will also be discontinued.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see "When Signature Guarantees Are Required"). Additional requirements may apply for certain accounts. Call Shareholder Services at 1
(800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the FI Fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your FI Fund shares and outstanding dividend checks may be turned over in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the FI Fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The FI Fund may deduct the costs associated with the search from your account.


YOUR PRIVACY
We use the strictest standards to safeguard your information. We obtain information from you that is necessary to make suitable investment recommendations for you, such as your occupation, age, financial resources, investment experience and objectives. We also keep track of the investments you make through us. If you purchase insurance, we also obtain information concerning your medical history, credit history, and driving record. We use your information only to process transactions that you have authorized, and to service your account. We do not disclose your information to any third party, except as permitted by law. We restrict access to your information to those persons who need to know it. We also maintain physical, electronic, and procedural measures to ensure that unauthorized persons do not obtain access to your information.


SUPER CHECKING PROGRAM
Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Investors Federal Savings Bank ("FIFSB"), an affiliates of the Funds. Each day, each Fund automatically "sweeps" or transfers funds to your FIFSB account to cover your withdrawals, in increments of $100 ($1,000 for Business Super Checking) to maintain a balance of $1,000 ($3,000 in Business Super Checking). FIFSB will accept deposits into the FIFSB account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FFS account up to $100,000. Shares of your Fund are not insured by the FDIC are not obligations of or guaranteed by FIFSB, and are subject to risk of loss of principal. For more information of the Super Checking Program, see the Super Checking Account and Sweep Agreement or call FIFSB at 1 (800) 304-7748.

CONTACT INFORMATION

While we encourage you to use the services of your representative, if you want or need to contact us directly, you can:


1:   For Express Mail, write us at:               2:    For Regular Mail, write us at:
     ADMINISTRATIVE DATA MANAGEMENT CORP.               ADMINISTRATIVE DATA MANAGEMENT CORP.
     581 MAIN STREET                                    P.O. BOX 5198
     WOODBRIDGE, NJ 07095-1198                          WOODBRIDGE, NJ 07095-0916

3:   Call our Shareholder Services Department     4:    Visit us at any time
     at 1 (800) 423-4026 24 hours a day.                on-line at www.firstinvestors.com

OUR SHAREHOLDER SERVICES DEPARTMENT
1 (800) 423-4026

Call our toll-free Shareholder Service line 24 hours a day for procedures, FI Fund information, FI Fund prices and for recent account transactions after you have obtained a password. To speak to a shareholder services representative, please call Monday through Friday between the hours of 9:00 a.m. and 6:00 p.m., ET.

Call us to update or correct your:

- Address or phone number. For security purposes, the FI Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.
- Birth date (important for retirement distributions).
- Distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).


Call us to request:


- Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).
- A stop payment on a dividend, redemption or money market draft check.
- Suspension  (up to six months) or  cancellation  of Money Line.
- A duplicate copy of a statement, cancelled check or tax form.
      Canceled Check Fee:
                        $10 fee for a copy of a cancelled dividend, liquidation, or investment check.
                        $15 fee for a copy of a cancelled money market draft check.
      Duplicate Tax Form Fees:    Current Year      Free
                                  Prior Year(s)     $7.50 per tax form per year.
- Cancellation of cross-reinvestment of dividends.
- A history of your account (the fee can be debited from your non-retirement account).
                  Fees: 1974 - 1982*      $10 per year fee
                        1983 - present    $5 total fee for all years
                        Current & Two Prior Years     Free
                        *Account histories are not available prior to 1974.

Provided you have telephone privileges, you can also call us to:

- Increase your total Money Line payment by a maximum of $3,600 per year using any frequency provided bank and FI Fund account registrations are the same and by a maximum of $1,200 per year using any frequency if the bank and FI Fund account registrations differ.
- Change the allocation of your Money Line or Automatic Payroll Investment payment.
- Change the amount of your Systematic Withdrawal payment on non-retirement accounts.
- Request a share certificate to be mailed to your address of record (non-retirement accounts only).
- Request money market fund draft checks (non-retirement accounts only) provided your account balance is at least $1,000.
Additional written documentation may be required for certain registrations.

E-MAIL
You can e-mail service related inquiries to our transfer agent, Administrative Data Management Corp., at admcust@firstinvestors.com with general account inquiries such as:

- Literature on our FI Funds and services.
- Prospectus,  annual report, and Statements of Additional Information requests.
- Check copy requests.
- Duplicate statement requests.
- Procedural inquiries.
- Account research.


E-mail cannot be used to place purchase, exchange, transfer, and/or redemption orders. First Investors will not honor trades or address change requests e-mailed to admcust@firstinvestors.com, or any other e-mail address.



WEB ACCESS
You can access your account and a wealth of other  company  information  at your
convenience   -  24   hours  a  day,   7  days  -   through   our  web  site  at
www.firstinvestors.com. Our web site allows you to:

      -Download FI Fund prospectuses and current Shareholder Manual

      -Acquaint yourself with our range of client services

      -Explore career opportunities

      -Download educational articles on a variety of investment-related issues

      -Review FI Fund descriptions and top 10 portfolio holdings

      -Review FI Fund performance and portfolio management.

In  addition,  after you have obtained a password, our web site allows you to:
      -Review your current account balance.
      -View recent current and prior year transactions, such as investments and redemptions.
      -Access your most recent  Quarterly  Master Account  Statement.
      -Check FI Fund  prices.
      -Verify  that money  market  checks have  cleared.
      -Obtain current year tax forms.

To begin enjoying these benefits, follow the directions below:
      - Visit our Web site at www.firstinvestors.com or call us at 1-(800)-423-4026 to request web access.

      - From the home page, select Customer Login

      - Click on Request Password.

      - Enter your full "Customer Number" or full "Account Number" and the last four digits of your "Taxpayer Identification Number" (i.e., your Social Security number or Employee ID number), then click on Submit.

      - Within 3 to 5 business days of your request, we will send a User Name and Password to the address of record. Safeguard this information carefully as it will allow access to your First Investors accounts.

      - After receiving your User Name and Password, visit our Web site and select the Your Account section. Then click on the Your Account button.

      - Enter the User Name and Password that we provided. Click on Submit. Next, enter a new Password that is meaningful to you and that you'll remember.

Keep your password confidential to safeguard your account. Contact us immediately if someone else has obtained your password or accessed your account. First Investors' web site is a Veri Sign Secure Site and we use state of the art encryption technology to keep your account private. We recommend that you use 128-bit encryption when viewing your account information.

First Investors does not accept orders for transactions via our Web site. For trusts, estates, attorney-in-fact, corporations, partnerships, and other entities, additional documentation is required to permit web access. Call Shareholder Services at 1(800) 423-4026 for assistance.

                             [LOGO] FIRST INVESTORS



         PRINCIPAL UNDERWRITER                        TRANSFER AGENT
      First Investors Corporation          Administrative Data Management Corp.
             95 Wall Street                           581 Main Street
           New York, NY 10005                      Woodbridge, NJ 07095
             1-212-858-8000                           1-800-423-4026







SHARMAN  REV 05/01/03

                   STATEMENT OF ADDITIONAL INFORMATION PART II

                                DATED MAY 1, 2003


Part II of this SAI describes policies and practices that apply to each of the Funds in the First Investors Family of Funds, except as otherwise indicated. The First Investors Family of Funds (or "First Investors Funds") consist of fourteen (14) registered investment companies: First Investors Cash Management Fund, Inc., First Investors Fund for Income, Inc., First
Investors Global Fund, Inc., First Investors Government Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., First Investors Life Series Fund, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., First Investors Series Fund, First Investors Series Fund II, Inc., First Investors Special Bond Fund, Inc., First Investors Tax-Exempt Money Market Fund, Inc., First Investors U.S. Government Plus Fund and Executive Investors Trust. The term "Fund" as used herein shall also include each individual series of each Fund, except as otherwise indicated.






                           TABLE OF CONTENTS - PART II
                           ---------------------------

DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS..............................2
  I.    DEBT SECURITIES......................................................2
  II.  EQUITY SECURITIES.....................................................6
  III. FOREIGN SECURITIES EXPOSURE...........................................7
  IV.  RESTRICTED AND ILLIQUID SECURITIES....................................9
  V.   WHEN-ISSUED SECURITIES................................................9
  VI.   STANDBY COMMITMENTS..................................................9
  VII. FUTURES AND OPTIONS..................................................10
  VIII.  INTEREST RATE SWAPS................................................14
  IX.  REPURCHASE AGREEMENTS................................................15
  X.   TEMPORARY BORROWING..................................................15
  XI.  TEMPORARY DEFENSIVE INVESTMENTS......................................15
PORTFOLIO TURNOVER..........................................................15
MANAGEMENT OF THE FUNDS.....................................................15
RESPONSIBILITIES OF THE BOARD OF THE FUNDS..................................17
BOARD CONSIDERATION OF ADVISORY AGREEMENTS..................................17
UNDERWRITER AND DEALERS.....................................................18
DISTRIBUTION PLANS..........................................................19
DETERMINATION OF NET ASSET VALUE............................................20
ALLOCATION OF PORTFOLIO BROKERAGE...........................................22
PERFORMANCE INFORMATION AND ADVERTISING.....................................22
CREDIT RATINGS INFORMATION..................................................27
GENERAL INFORMATION.........................................................31

                 DESCRIPTIONS OF INVESTMENT STRATEGIES AND RISKS


      The following are descriptions of investment strategies that are used by one or more of the Funds within the First Investors family of Funds, as well as the risks of those strategies. To determine which strategies are used by a particular First Investors Fund, you must review the prospectus and Appendices A and B of Part I of this SAI. The prospectus will identify the principal investment strategies of the Fund and the principal risks of those strategies. Appendix A contains schedules listing the investment strategies that may be used by each Fund covered by the SAI. Appendix B of this SAI describes the investment policies that may limit or restrict the Fund's ability to use certain investment strategies. Thus, references below to "Funds" or a "Fund" refer to those Funds that are authorized to invest in the described securities.

I.    DEBT SECURITIES.

      The Funds may invest in all of the debt securities described below. The market value of most debt securities is influenced by changes in the level of interest rates. Generally, as interest rates rise, the market value of a debt security decreases. Conversely, as interest rates fall, the market value of a debt security increases. This is referred to as interest rate risk. Factors which could result in a rise in interest rates, and a decrease in the market value of a debt security, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil.

      The market value of most debt securities is influenced by the credit risks associated with such security. Credit risk is the risk that an issuer may not be able to pay principal and interest when due. The debt securities that are purchased by the Funds may be rated investment grade, may be rated below investment grade or may be unrated. Debt obligations rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P") are considered investment grade. Bonds that are rated lower than Baa or BBB are considered below investment grade and are referred to as "High Yield Securities." In general, the lower the credit rating for a debt security, the higher the credit risk. As discussed below, High Yield Securities are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. Even debt obligations which are rated Baa by Moody's or BBB by S&P have speculative characteristics.

      A. COMMERCIAL PAPER AND OTHER SHORT-TERM INVESTMENTS. The Funds may invest in commercial paper (which are short-term promissory notes issued by corporations to finance their current operations), commercial bank obligations (such as certificates of deposit and bankers acceptances), and short-term obligations issued by the U.S. government, its agencies, or instrumentalities. Commercial paper is generally sold without registration pursuant to exemptions under the Securities Act of 1933, such as Section 3(a)(3) or 4(2). The commercial paper purchased by the Funds may be liquid or illiquid. See "Restricted and Illiquid Securities" for risks associated with investing in restricted and illiquid securities. The commercial paper purchased by the Funds may be rated or unrated. The commercial paper purchased by the Funds may also take the form of short term promissory notes that are backed by assets, such as credit card and other receivables. See "Other Asset-Backed Securities."

      B. CORPORATE BONDS AND NOTES. The Funds may invest in bonds and notes issued by corporations and other similar entities. Corporate bonds and notes generally have maturities of between one and thirty years. In general, the longer the maturity of a bond, the greater the interest rate risk. The corporate bonds and notes that may be purchased by the Funds may be convertible into equity securities. See "Convertible Debt Securities." The Funds may also invest in debt securities that are accompanied by warrants or rights which are convertible into the issuer's equity securities. The Funds may sell or retain such warrants or rights.

      C. CONVERTIBLE DEBT SECURITIES. The Funds may invest in convertible debt securities. A convertible debt security is generally a debt obligation that may be converted into the stock of the same or different issuer. The value of a convertible bond may be dependent in part on the value of the issuer's equity securities.

      D. HIGH YIELD SECURITIES. The Funds may invest in high yield, high risk securities also known as junk bonds ("High Yield Securities"), including securities of companies that are in default or undergoing bankruptcy or reorganization ("Distressed Securities). High yield securities include bonds that are rated below Baa by Moody's Investors Service, Inc., or below BBB by

Standard & Poor's Ratings Group as well as unrated bonds that are determined by the Funds to be of equivalent quality.

      Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be more sensitive to adverse economic changes or individual corporate developments than those of higher quality bonds. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, issuers of High Yield Securities might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      The Funds could also incur a loss by investing in a High Yield Security due to an inaccurate evaluation of its credit risk. There is frequently less information available about issuers of High Yield Securities than is available concerning issuers of higher quality debt. Moreover, the credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

      The market for High Yield Securities generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. High Yield Securities are typically traded among a small number of broker-dealers. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more difficulty in executing trades at favorable prices, particularly during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the task of valuing High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

      If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. To the extent permitted by a Fund's investment policies, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

      E. MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities. These securities represent interests in pools of mortgage loans. The payments of principal and interest on the underlying loans pass through to investors. Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders may receive prepayments of principal, in addition to the principal which is part of the regular monthly payments.

      There are three types of interest rate risk associated with mortgage-backed securities. The first is ordinary interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The third type of interest rate risk is extension risk. When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes.

      Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) are guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation). Guarantees by agencies or instrumentalities of the U.S. Government are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations. Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      F. OTHER ASSET-BACKED SECURITIES. The Funds may invest in other forms of asset-backed securities i.e., in addition to asset-based commercial paper and mortgage-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card receivables, automobile loans, airplane leases, equipment leases, and other forms of receivables. These securities present certain risks in addition to those normally associated with debt securities. For instance, these securities may not have the benefit of any security interest in any collateral that could ensure payment of the receivable. For example, credit card receivables are generally unsecured. The obligors may also be entitled to the protection of a number of state and federal credit laws. Moreover, even if there are perfected security interests in the underlying collateral, there is the possibility that recoveries on repossessed collateral may not be sufficient to support payments on these securities.

      To lessen the effect of failures by obligors on underlying assets to make payments, asset-backed securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. Credit supports, if any, do not protect against fluctuation in the market values of asset-backed securities. Moreover, a credit support depends upon the financial ability of its issuer to honor the support.

      G. MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States (such as Puerto Rico), the District of Columbia and their political subdivisions, agencies and instrumentalities. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue securities generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a tax or other specific revenue source. The yields on municipal securities depend on, among other things, general money market conditions, conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer.

      Generally, the values of municipal securities vary inversely to changes in interest rates. Municipal securities are also subject to credit risk, which is the risk that the obligor may not be able to repay the debt when due or in the case of a revenue security that the source of the revenue may not be sufficient. National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations. There is also the risk that some or all of the interest income that a Fund receives from municipal securities might become taxable or be determined to be taxable by the Internal Revenue Service ("IRS"), applicable state tax authorities, or a judicial body. Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

      H. U.S. GOVERNMENT SECURITIES. The Funds may invest in all types of U.S. Government Securities. U.S. Government Securities include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation). The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

      The Funds may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security which has been separated from all the other interest payments as well as the security itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. See "Zero Coupon and Pay-In-Kind Securities." These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

      The Funds may also purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

      I. VARIABLE RATE AND FLOATING RATE SECURITIES. The Funds may invest in variable rate and floating rate securities. Issuers of such notes include corporations, banks, broker-dealers, finance companies and issuers of municipal securities. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

      The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, there may be no established secondary market for these obligations and they may be illiquid. See "Restricted and Illiquid Securities" for the risks of illiquid securities. Where these obligations are not secured by letters of credit or other credit support arrangements, the right of a Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Funds will invest in obligations that are unrated only if they determine that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

      J. ZERO COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      K. INVERSE FLOATERS. The Funds may invest in securities on which the rate of interest varies inversely with interest rates on other securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited and they may be illiquid. See "Restricted and Illiquid
Securities" for the risks of illiquid securities. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

II.   EQUITY SECURITIES

      A. COMMON STOCKS, PREFERRED STOCKS, AND WARRANTS. The Funds may invest in all types of equity securities, including common stocks, preferred stocks, rights, warrants that are convertible into common stocks. Equity securities are subject to market risk. This means that they may decline in value over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, a change in interest rates, or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. The Funds may invest in equity securities of foreign companies directly or through depository receipts. Investments in the stocks of foreign companies involve additional risks, including risks arising from currency fluctuations, government regulation, unfavorable political or legal developments, differences in financial reporting standards, and less stringent regulation of foreign securities markets. See "Foreign Securities Exposure" for the additional information on the associated strategies and risks. The Funds may also invest in common stocks or other equity securities issued by newer and less seasoned companies with small to medium market capitalizations. Securities issued by such companies present greater risks than securities which are issued by larger, more established companies.

      B. SHARES OF OTHER INVESTMENT COMPANIES. The Funds may invest in the shares of other investment companies, including Exchange Traded Funds ("ETFs") that are registered as investment companies. Investments in the shares of other investment companies or ETFs carry all of the same risks that are associated with direct investments in the securities that are owned by such companies. See "Shares of Exchange Traded Funds." Investments in the shares of other investment companies or ETFs also expose a Fund to additional expenses. A Fund that invests in an investment company or an ETF will bear a proportionate share of the fees, including investment advisory and administrative fees, that are paid by such investment company or ETF.

      C. SHARES OF EXCHANGE-TRADED FUNDS. ETFs essentially are baskets of stocks that are listed on an exchange and trade like individual stocks. ETFs typically seek to replicate selected indices. The value of an ETF is usually determined by demand for the underlying securities themselves. Although the value of an ETF is related to the ETF's underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount to net asset value. In addition, a failure to maintain the exchange listing of an ETF's shares and substantial market or other disturbances could adversely affect the value of such securities.

      ETFs may or may not be registered as investment companies depending upon how they are organized. ETFs that are organized as unit investment trusts are registered under the 1940 Act as investment companies. Examples of such ETFs include iShares (formerly called World Equity Benchmark Shares or WEBS) and Standard & Poor's Depository Receipts ("SPDRs"). ETFs that are organized as grantor trusts, such as Holding Company Depository Receipts ("HOLDRs"), generally are not required to register as investment companies under the 1940 Act. Investments in ETFs, whether or not registered or not registered as investment companies, expose the Funds to additional fees.

      D. REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in stocks of real estate investment trusts ("REITs"). Equity REITS invest in income producing real estate. They produce income from rental and lease payments as well as occasional sales of property. Mortgage REITs make construction, development and long-term mortgage loans. They produce income from repayment of the loans and sales of the loan obligations. REITs may invest in both real estate and real estate loans.

      Unlike most corporations, REITs do not have to pay federal income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income for rents, mortgages, and sales of property. REITs generally offer investors greater liquidity and diversification than direct ownership of real estate, as well as greater income potential than an investment in common stocks.

      REITs are subject to real estate industry risk. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country as well as different regions, and the strength of specific industries that rent properties. Ultimately, an individual REIT's performance depends on the types and locations for the properties it owns and on how well the REIT manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failures to pay rent, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses due to casualty or condemnation, increases in property taxes, or changes in zoning laws. Loss of IRS status as a qualified REIT may also affect an individual REIT's performance.

      REITs are also subject to interest rate risk. REIT stock prices overall will decline over short or even long periods because of rising interest rates. In general, during periods of high interest rate risks, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments. Higher interest rates also mean that financing for real estate purchases and improvements may be more costly and difficult to obtain.

      REITs tend to be small or medium-size companies. Because small and mid-cap stocks are typically less liquid than large-cap stocks, REIT stocks may sometimes experience greater share-price fluctuation than the stocks of larger companies. See "Restricted and Illiquid Securities" for the risks of illiquid securities.

III.  FOREIGN SECURITIES EXPOSURE

      The Funds may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or Exchange Traded Funds ("ETFs") (generally "foreign securities"). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

      A. DEPOSITORY RECEIPTS. The Funds may invest in securities issued by foreign companies through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs"). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are not considered by the Funds to be foreign securities for purpose of any investment restrictions on investments in foreign securities. ADRs are, however, subject to many of the risks inherent in investing in foreign securities, including but not limited to currency fluctuations, political instability, government regulation, unfavorable political or legal developments, and differences in financial reporting standards. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

      GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Unlike ADRs, GDRs are typically denominated in foreign currencies. They may not, however, be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of any investment restrictions on investments in foreign securities, GDRs are considered to be foreign securities.

      B. FOREIGN SECURITIES TRADED IN THE U.S. The Funds may invest directly in foreign equity or debt securities that are traded in the U.S. Such securities are generally denominated in U.S. dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the U.S. ("Yankee Bonds"). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the U.S., and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See "Restricted and Illiquid Securities" for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the U.S. securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

      C. FOREIGN SECURITIES TRADED IN FOREIGN MARKETS. The Funds may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign subcustodians and securities depositories. When the Funds are investing in securities that are denominated in foreign currencies, they may also sell securities denominated in foreign currencies and retain the proceeds in those foreign currencies to use at a future date (to purchase other securities denominated in those currencies) or buy foreign currencies outright to purchase securities denominated in those foreign currencies at a future date.

      D. FOREIGN SECURITIES TRADED IN EMERGING MARKETS. The Funds may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed.
There are special risks associated with investing in emerging markets in addition to those described above in "Foreign Securities Traded in Foreign Markets." These special risks include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

IV.   RESTRICTED AND ILLIQUID SECURITIES

      The Funds may invest in restricted and illiquid securities. Restricted securities are securities that are subject to legal restrictions on resale, such as securities that have been issued in private transactions without registration under the Securities Act of 1933 ("1933 Act"). Restricted securities that have been sold without registration in private transactions generally can be resold only to other qualified institutionally buyers under exemptions from registration under the 1993 Act, such as Rule 144A, or in subsequent registered offerings. The Funds may register restricted securities for resale. The registration of securities for resale involves costs and the Funds generally must rely on the issuers to provide accurate financial and other information in the registration statement and other regulatory filings for such securities.

      Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. The Funds consider restricted securities to be illiquid unless their adviser or subadviser determines that such securities are liquid under policies and procedures that have been approved by the Board of Directors or Trustees of the Funds. The Funds also consider repurchase agreements with maturities in excess of seven days and OTC options and their underlying collateral to be illiquid securities.

      It may be difficult or impossible for the Funds to resell restricted or illiquid securities. As a result, the Funds could suffer losses by investing in such securities. It may also be difficult to value such securities. The Funds could also incur costs (such as registration fees) to resell restricted securities.

V.    WHEN-ISSUED SECURITIES

      The Funds may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

VI.   STANDBY COMMITMENTS.

      The Funds may acquire standby commitments from banks with respect to securities held by the Funds. Under a standby commitment, a bank agrees to buy a particular security from a Fund at a specified price at the fund's option. A standby commitment is similar to a put option for a particular security in a Fund's portfolio. Standby commitments acquired by a Fund are not added to the computation of that Fund's net asset value. Standby commitments are subject to certain risk, including the issuer's ability to pay for a security when a Fund decides to sell the security for which it is issued and the lack of familiarity with standby commitments in the marketplace. A Fund's ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Fund, however, is permitted to sell a security covered by a standby commitment at any time and to any person.

      The Fund may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for security covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the security so covered. Standby commitments acquired by the Fund are not added to the computation of the Fund's net asset value and are valued at zero. When the Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar-weighted average maturity calculation for the Fund is not affected by standby commitments.

VII.  FUTURES AND OPTIONS.

      The Funds may use financial futures, options or forward currency contracts as part of their investment strategies. The Funds may use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. Further, stock index futures contracts and call options thereon may be purchased to maintain a desired percentage of a Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure.

      The Funds may also use forward currency contracts to hedge cash positions during the settlement of transactions involving individual foreign securities and in between such transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates.

      The Funds may write (sell) covered call options on individual securities when they do not believe that the prices of these securities will increase above the strike prices of the options during the terms of the options. When a Fund writes a covered call option, the Fund is attempting to increase the income it receives by holding the underlying security. However, it also limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

      The main risks associated with using these instruments are discussed below. A Fund might not employ any of the strategies described below for a variety of reasons including the fact that a particular futures or options strategy may be too costly to benefit the Fund. Moreover, there can be no assurance that any strategy will succeed. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments may be limited by tax considerations.

      To the extent that a Fund participates in the options or futures markets, it will incur investment risks and transaction costs to which it would not be subject absent the use of these strategies. The use of these strategies involves certain special risks, including (1) dependence on the Adviser's or Subadviser's, as applicable, ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time. If the Adviser's or a Subadviser's, as applicable, prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to that Fund may leave it in a worse position than if such strategies were not used.

      No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option purchased or sold. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities generally will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by a Fund of futures contracts and related options will in part depend upon the Adviser's or Subadviser's, as applicable, ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

      Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although a Fund may intend to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

      Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the maintenance of liquid secondary markets on the relevant exchanges or boards of trade.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

      A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

      Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

      Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

      To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's assets at risk to 5%.

      A Fund may not write options or purchase or sell futures or forward contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures or forward contracts or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. A Fund must comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or other options, futures or forward contract positions used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

      The value of an option position will reflect, among other things, the current market price of the underlying security, currency or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, currency or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's or the Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

      Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

      A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There can be no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option unless it substitutes other acceptable securities. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

      A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

      The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

      At or before the maturity date of a forward contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.

VIII. INTEREST RATE SWAPS.

      The Funds may invest in interest rate swap transactions. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal for a specified period of time.

      The Funds may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date or for any legal purpose consistent with its investment objective and policies.

      Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the investment, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund's obligations under a swap agreement will be accrued on a daily basis (offset against any amounts owing to the Fund), and appropriate Fund assets having an aggregate net asset value at least equal to the accrued but unpaid net amounts owed to a swap counterparty will be maintained in a segregated account. Each Fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Because segregated accounts will be established with respect to such transactions, the Funds do not treat swap transactions as constituting senior securities. Accordingly, the Funds will not treat them as being subject to the Funds' borrowing restrictions.

      The Funds will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund's Board. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

      The swap market has grown significantly in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

      The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Fund is incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable that it would have been if this investment technique were not used.

IX.   REPURCHASE AGREEMENTS.

      The Funds may invest in repurchase agreements. A repurchase agreement is essentially a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date. The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have long maturities. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

X.    TEMPORARY BORROWING.

      The Funds may borrow for temporary or emergency purposes in amounts not exceeding their investment policies. Borrowing increases the risks of investing by increasing leverage and accentuating potential losses.

XI.   TEMPORARY DEFENSIVE INVESTMENTS.

      From time to time, the Funds may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. At such times, the Funds may invest large portions of their portfolios in cash (including foreign currency) or cash equivalents such as commercial paper and short-term debt instruments. For a description of commercial paper and other short-debt instruments, see "Commercial Paper and Other Short-Term Investments." When the Funds are taking temporary defensive positions, they may not achieve their investment objectives and they could suffer losses. For information concerning the risks of investing in commercial paper, other short-term debt instruments, and foreign currency, see "Debt Securities", "Commercial Paper and Other Short-Term Investments", and "Foreign Securities Exposure."


                               PORTFOLIO TURNOVER

      Portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or Subadviser (as applicable), investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.


                             MANAGEMENT OF THE FUNDS

      Investment advisory services to each Fund are provided by FIMCO ("the Adviser"), pursuant to separate Investment Advisory Agreements (each, an
"Advisory Agreement"). Prior to December 18, 2000, Executive Investors Management Company, Inc. ("EIMCO") served as investment adviser to Insured Tax Exempt Fund II, pursuant to an agreement. FIMCO is a wholly owned subsidiary of

First Investors Consolidated Corporation, and its address is 95 Wall Street, New York, NY 10005.

      Pursuant to each Advisory Agreement, FIMCO is responsible for supervising and managing each Funds' investments, determining each Funds' portfolio transactions and supervising all aspects of each Fund's operations, subject to review by the Directors/Trustees. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds.

      Each Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Directors/Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Directors/Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreements, each Fund is obligated to pay the Adviser an annual fee, paid monthly, as set forth in Part I of its SAI. Each Fund bears all expenses of its operations other than those assumed by the Adviser or its Underwriter under the terms of its Advisory or Underwriting Agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; registration fees and expenses; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

      FIMCO has an Investment Committee composed of the Chairman, President, and General Counsel of FIMCO, the Investment Compliance Manager, and the portfolio managers of each of the Funds. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

      Wellington Management Company, LLP ("WMC") serves as the investment subadviser to the Global, All-Cap Growth, Focused Equity, Life Series Growth, Life Series Focused Equity and Life Series International Funds pursuant to subadvisory agreements ("Subadvisory Agreements"). Under these Subadvisory Agreements, WMC is responsible for managing each Fund's investments, subject to the oversight of FIMCO and the Board. FIMCO is responsible for paying WMC a subadvisory fee with respect to each Fund, as set forth in Part I of the SAI for the Fund. Each Subadvisory Agreement provides that it will continue for a period or more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that it will terminate automatically if assigned or upon their termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the Subadviser upon not more than 60 days' nor less than 30 days' written notice. Each Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted a Code of Ethics restricting the personal securities trading and conduct of portfolio mangers and other access persons of the Funds. Subject to certain exemptions, all access persons, except the disinterested Directors/Trustees of the Funds: (a) must have all non-exempt trades in covered securities pre-cleared; (b) are prohibited from trading in covered securities while any of the Funds are buying or selling or actively considering buying or selling the same covered securities; (c) are prohibited from retaining profits from short-term trading in covered securities; (d) must provide duplicate account statements and confirmations to a compliance officer; and (e) are prohibited from purchasing covered securities in initial public offerings or limited offerings unless a compliance officer determines that there is no actual or apparent conflict among the interests of the access persons and the Funds. Similarly, WMC has adopted a Code of Ethics which governs the personal securities trading and conduct of its portfolio managers and other access persons of its mutual fund clients, including the First Investors Funds. Among other things, WMC Code of Ethics requires its access persons to preclear personal securities transactions prior to execution, it imposes "black out restrictions" on buying or selling securities that are being bought or sold by WMC mutual fund clients, and it requires access persons to file reports of personal securities transactions.


                   RESPONSIBILITIES OF THE BOARD OF THE FUNDS

      There is one common Board of the Funds within the First Investors Family of Funds. The Board plays an important supervisory role with respect to oversight of the management of the Funds. Among other things, the Board is responsible for the annual approval of investment advisory contracts, evaluation of portfolio performance, and the oversight of decisions that have been made by the Adviser and subadviser, as applicable, pursuant to delegated authority.

      The Independent Directors have established an "Independent Directors Committee," which is comprised of all the Independent Directors. (Independent Directors are also referred to as Disinterested Directors.) This Committee elects from its members a chairperson, who serves for a one-year term and until a successor is elected. The Independent Directors Committee is responsible for, among other things, nominating and selecting persons to serve as Independent Directors on the Board, reviewing the composition of the Board to determine whether it may be appropriate to add other Independent Directors, overseeing the Funds' accounting and financial reporting, approving the selection, retention, or termination of auditors, evaluating the independence of the auditors, meeting with the auditors to discuss the audit plan, audit results, and any matters of concern that may be raised by the auditors, monitoring the performance and independence of legal counsel to Independent Directors, and reviewing all matters that require approval of the Independent Directors under the 1940 Act and the rules thereunder. Presently, the Committee does not consider nominees recommended by shareholders. The Committee met 10 times during the last fiscal year.


                   BOARD CONSIDERATION OF ADVISORY AGREEMENTS

      Each Advisory and Subadvisory Agreement has been approved by the Board of the Funds, including a majority of the Directors/Trustees who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party ("Independent Directors/Trustees"), in person at a meeting called for such purpose.

      The Board most recently approved the Advisory and Subadvisory Agreements for each of the Funds in the First Investors Family of Funds at its meeting on May 16, 2002. The Independent Directors/Trustees were represented by independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Independent Directors/Trustees met separately with their independent legal counsel prior to the formal board meeting to discuss matters relating to their consideration of the Advisory and Subadvisory Agreements.

      The Board reviewed and considered the information provided to it in advance of the meeting in response to the request of the Independent Directors/Trustees, the presentations made by management at the meeting and a variety of factors in approving the Advisory and Subadvisory Agreements for the Funds. The factors considered by the Board included, but were not limited to, the following:

o The Board considered the nature and quality of services provided by the Funds' investment adviser, FIMCO, and by the subadviser, in the case of Funds that have a subadviser. In this regard, the Board reviewed the qualifications of the key portfolio management, compliance and administrative personnel who provide services to each of the Funds, each Fund's performance for each of the prior five years (or shorter period, if applicable) both on an absolute basis and relative to its Lipper peer group, and each Fund's performance relative to an appropriate index. The

      Board also considered the steps taken by FIMCO to improve the performance of certain of its Funds, including the hiring of a new Director of Equities, the hiring of a new small-cap portfolio manager, and the addition of an equity analyst.

o The Board considered the fees and expenses of the Funds, including the fee breakpoint schedules. Among other things, the Board reviewed the advisory fee schedule of the Funds, the advisory fees paid by the Funds, the advisory fees waived by FIMCO (if any), the Fund expenses assumed by FIMCO (if any), the portfolio turnover of the Funds, the net expense ratios of the Funds for the past five years (or shorter period, if applicable), and the average and median net expense ratios of funds within each of the Fund's Lipper peer groups for the past five years (to the extent available). In the cases of Funds that have a subadviser, the Board also considered the subadvisory fees paid by FIMCO to the subadviser.

o The Board considered FIMCO's profitability from the Advisory Agreements. The Board reviewed a report showing the income received by FIMCO from management fees, a breakdown of the direct and indirect expenses incurred by FIMCO in earning the fees, FIMCO's pre-tax profit without regard to distribution expenses, and FIMCO's pre-tax profit after distribution expenses. The Board also reviewed a five-year analysis of FIMCO's profitability. In the case of Funds that have a subadviser, the Board considered profitability information furnished by the subadviser.

o     The  Board  considered   information  from  FIMCO  relating  to  potential
      economies of scale in managing the Funds.

o The Board considered the nature, quality and costs of the non-investment management services provided, and the incidental or "fall-out" benefits that FIMCO and its affiliates may receive as a result of FIMCO's management of the Funds. Among other things, the Board received information regarding the direct and indirect income received by FIMCO's affiliated broker-dealer, transfer agent, and bank as a result of FIMCO's management of the Funds. The Board also considered detailed information concerning the use of Rule 12b-1 fees paid by the Funds.

o The Board considered FIMCO's policies with respect to best execution, allocation of brokerage, and soft dollar research. In this regard, the Board reviewed, among other things, the portfolio turnover rate of the Funds and the extent to which brokerage of the funds in the First Investors Fund family is used to acquire research that is used by FIMCO, and the extent to which this may benefit the Funds.

      Based upon the foregoing and other factors, the Board, including the Independent Directors/Trustees, concluded that the continuation of each of the Advisory and Subadvisory Agreements is in the best interests of the applicable Fund and its respective shareholders, and unanimously approved the continuation of each Advisory and Subadvisory Agreement.


                             UNDERWRITER AND DEALERS

      Each Fund except the Life Series Funds has entered into an underwriting agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was approved by each Fund's Board, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

      The following table lists the current sales charge with respect to Class A shares of each Fund, except Cash Management Fund and Tax-Exempt Money Market Fund, as well as the amount of the sales charge which is reallowed to dealers selling the shares:



                                   SALES CHARGE AS % OF          CONCESSION TO
                                                 NET AMOUNT    DEALERS AS A % OF
AMOUNT OF INVESTMENT           OFFERING PRICE     INVESTED      OFFERING PRICE
--------------------           --------------    ----------     --------------
Less than $100,000.............     5.75%            6.10%          4.72%
$100,000 but under $250,000....     4.50             4.71           3.69
$250,000 but under $500,000....     3.50             3.63           2.87
$500,000 but under $1,000,000..     2.50             2.56           2.05



                               DISTRIBUTION PLANS

      Each Fund,  except First  Investors  Life Series Fund and First  Investors
Special Bond Fund, Inc., has adopted one or more Distribution Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Funds that have adopted Distribution Plans have separate plans for their Class A and Class B shares ("Class A Plan" and "Class B Plan" or "Plans") except for the First Investors Cash Management Fund which only has a Class B Plan. Under the Plans, each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class B Plan is a compensation plan. With respect to the Equity Funds, each Class A Plan is a compensation plan. With respect to the Taxable Bond Funds and the Tax Exempt Funds, each Class A Plan is a reimbursement plan, except for Investment Grade Fund Class A Plan which is a compensation plan and Tax-Exempt Money Market Fund Class A Plan which is a defensive plan.

      Each Plan was approved by the applicable Fund's Board, including a majority of the Independent Directors. Each Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund's Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors will be committed to the discretion of such Independent Directors then in office.

      Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding voting securities of that class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

      In adopting each Plan, the Board of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

      In reporting amounts expended under the Plans to the Directors, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

      Tax-Exempt Money Market Fund has adopted a so-called "defensive" plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act ("Money Market Class A Plan"). No fees are paid by the Fund under this Plan. The

Underwriter of the Fund may, at its discretion, pay a fee to certain Dealers for distribution services and administrative support services. These fees (if any) are covered by the Plan only if they are deemed to be paid indirectly by the Fund. The services covered by the defensive Money Market Class A Plan may include, but shall not be limited to, providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and possibly computer, as is necessary or beneficial to establish and maintain Class A shareholder accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations and addresses and providing such other services as the Fund may reasonably request. The schedules of fees (if any) and the basis upon which such fees will be paid is determined from time to time by the Underwriter.

      The Underwriter has the right to select, in its sole discretion, Dealers to participate in the Money Market Class A Plan and has the right to terminate with or without cause and in its sole discretion any agreement with a Dealer. Any agreement may be terminated, without penalty, at any time, by a vote of a majority of the Independent Directors upon not more than 60 days' written notice to any Dealer, or by vote of a majority of the outstanding Class A voting securities of Tax-Exempt Money Market Fund, or upon notice by the Underwriter.

      Each Fund bears all expenses of its operations other than those assumed by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.



                        DETERMINATION OF NET ASSET VALUE

ALL FUNDS EXCEPT CASH MANAGEMENT FUND, LIFE SERIES CASH MANAGEMENT FUND AND TAX-EXEMPT MONEY MARKET FUND.
---------------------------------------------------------------------------

      For each Fund, other than the Cash Management Fund, the Life Series Cash Management Fund, and the Tax-Exempt Money Market Fund, the Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by a Fund's Board. In the event that a Fund holds any insured municipal bond which is in default in the payment of principal or interest, the defaulted bond may be valued based upon the value of a comparable bond which is insured and not in default. Debt obligations with maturities of 60 days or less are valued at amortized cost.

      "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

CASH MANAGEMENT FUND, LIFE SERIES CASH MANAGEMENT FUND AND TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------

      Each of these Funds values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in each Fund's Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      Each Fund's Board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for the Fund, the Board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

EMERGENCY PRICING PROCEDURES FOR ALL FUNDS
------------------------------------------

      Each Fund's Board may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order, the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser or Subadviser, as applicable, may purchase or sell portfolio securities on behalf of the Funds in agency or principal transactions. In agency transactions, the Funds generally pay brokerage commissions. In principal transactions, the Funds may pay a dealer commission, "mark-up," or selling concession. In the case of a riskless principal transaction, the Funds may pay a "commission" if the confirmation statement explicitly states the amount of the transaction that is considered to represent a commission. The Funds may purchase certain money market instruments directly from an issuer without paying commissions or discounts.

      In purchasing and selling portfolio securities on behalf of a Fund, the Adviser or Subadviser, as applicable, will seek to obtain best execution. A Fund may pay more than the lowest available commission (as that term is defined by the SEC) in return for brokerage and research services provided to the Adviser or, for Funds that employ a Subadviser, to either the Adviser or Subadviser. Additionally, when directed by the Board, the Adviser or Subadviser, as applicable, also uses dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser or Subadviser and the Fund's Board to analyze a Fund's performance relative to other comparable funds. The Subadviser may use research obtained with commissions to service their other clients.

      In   selecting   the   broker-dealers   to  execute  a  Fund's   portfolio
transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing Fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of a Fund.

      The Adviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Family of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board.


                     PERFORMANCE INFORMATION AND ADVERTISING

PERFORMANCE INFORMATION
-----------------------

      A Fund may advertise its total return as discussed below. A Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)^(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the Fund will deduct the maximum sales charge of 5.75% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      An average annual rate of return after taxes on distribution ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions but not after taxes on redemption ("ATVD") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

            P(1+T)^n = ATVD

      An average annual rate of return after taxes on distribution and sale of fund shares ("T") may be computed by using the ending value at the end of a specified period after taxes on fund distributions and sale of fund shares ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

            P(1+T)^n = ATVDR

      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Each Fund may also advertise its yield as discussed below. Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interested earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

      Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for federal tax purposes), shareholders may use the following formula:


        Tax Free Yield/[1 - Your Tax Bracket] = Taxable Equivalent Yield

      To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and federal tax purposes), shareholders may use the following formula:

      Tax Free Yield/[1 - [[(1-Your Federal Tax Bracket) x State Rate] + Your Federal Tax Bracket]] = Taxable Equivalent Yield

      The Cash Management Fund, Life Series Cash Management Fund, and Tax-Exempt Money Market Fund may advertise current yield quotations based on its daily dividends. Each Fund declares dividends daily and pays dividends monthly from net investment income.

      For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by each Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.

      In addition to providing current yield quotations, each Fund provides effective yield quotations for a base period return of seven days. Each Fund may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.
Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

OTHER INFORMATION
-----------------

      Each Fund may advertise some or all of its holdings and may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by a Fund of past or future yield or return.

      From time to time, in reports and promotional literature, each Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities. In doing so, the reports and literature may refer to sources such as:

      Donoghue's Money Fund Average, a published statistic indicating the performance of money market mutual funds.

      Bank Rate Monitor Index, a published statistic indicating a composite interest rate available through banks on their money market deposit accounts.

      Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

      Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

      Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

      Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

      THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

      Reuters, a wire service that frequently reports on global business.

      The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

      The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

      Ibbotson Associates, Inc. which provides performance data on different types of investments, including performance on different types of bonds and different types of stocks (E.G., by capitalization range).

      The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

      The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

      Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      Lehman Brothers, Inc., "The Global Family of Indices," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

      The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

      The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

      The  NYSE  composite  of  component   indices--unmanaged  indices  of  all
      industrial, utilities, transportation, and finance stocks listed on the NYSE.

      The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

      The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

      The Russell 3000 Index, prepared by the Frank Russell Company, consists of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market. The Russell 3000 tracks the return on these stocks based on price appreciation and depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

      The Russell 3000 Growth Index, prepared by the Frank Russell Company, consists of those Russell 3000 Index securities with above average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios.

      The Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

      The Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

      The   Standard   &   Poor's   400   Mid-Cap    Index   is   an   unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

      The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

      The Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

      The Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

      From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

      The Funds may also publish information concerning the benefits of asset allocation, which may include illustrations of potential allocations among stock funds, bond funds, and money market funds by age, objective or risk tolerance.

      From time to time, in reports and promotional literature as well as in the prospectus, the Focused Equity Fund and Life Series Focused Equity Fund may report their performance for the period of time WMC has acted as investment subadviser.

      From time to time, in reports and promotional literature as well as in the prospectus, the Value Fund and Life Series Value Fund may report their performance for the period of time since they changed their investment objectives and fundamental investment limitations.




                           CREDIT RATINGS INFORMATION

STANDARD & POOR'S ("S&P") LONG-TERM CREDIT RATINGS
--------------------------------------------------

      S&P issues the following credit ratings to long-term bonds, including but not limited to corporate bonds, municipal bonds, and government bonds. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      -  Nature of and provisions of the obligation;

      - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") LONG-TERM CREDIT RATINGS
--------------------------------------------------------------------

      Moody's issues the following credit ratings to long-term bonds and preferred stock.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bad Bonds, which are rated "Bad", are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds, which are rated "B" generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAE Bonds, which are rated "CAE", are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P CREDIT RATINGS FOR COMMERCIAL PAPER
---------------------------------------

      An S&P's commercial paper rating is a current opinion of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

      A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1.'

      A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      B Issues rated `B' are regarded as having only speculative capacity for timely payment.

      C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

      D Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S SHORT-TERM CREDIT RATINGS
---------------------------------

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

      PRIME 1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

              o   Leading market positions in well-established industries.

              o   High rates of return on funds employed.

              o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

              o Broad margins in earning coverage of fixed financial charges and high internal cash generation.

              o Well-established access to a range of financial markets and assured sources of alternate liquidity.

      PRIME 2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

      PRIME 3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.


S&P'S RATINGS GROUP SHORT-TERM ISSUE CREDIT RATINGS
---------------------------------------------------

      S&P issues the following credit ratings for short-term debt issues. These ratings reflect the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

            - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

            - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

      SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

      SP-3 Speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM MUNICIPAL DEBT CREDIT RATINGS
------------------------------------------------

      In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

      In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

      In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

      The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., ,Aaa/NR or NR/VMIG 1.

      MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

      MIG 1/VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2/VMIG 2 This designation denotes strong credit quality. Margins of protections are ample, although not as large as in the preceding group.

      MIG 3/VMIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG  This  designation  denotes   speculative-grade  credit  quality.  Debt
instruments in this category may lack sufficient margins of protection.

                               GENERAL INFORMATION
                               -------------------

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for the Global and Life Series International Funds, and employs foreign sub-custodians to provide custody of foreign assets. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the Global and Life Series International Funds and employs foreign subcustodians to provide custody of their foreign assets.

      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund, except for Cash Management Fund and Tax-Exempt Money Market Fund, by the Transfer Agent are $7.50 to open a non-retirement account; $15.00 to open a retirement account; $10.00 for each certificate issued; $1.20 per account per month; $15.00 for each legal transfer of shares; $0.25 per account per dividend declared; $5.00 for each exchange of shares into an existing Fund account; $7.50 for each partial withdrawal or complete liquidation from a non-retirement account and $15.00 for a retirement account; $1.00 for each Systematic Withdrawal Plan check; $0.75 each payment; and $1.00 per account per report required by any governmental authority. The fees charged to the Cash Management Fund and the Tax-Exempt Money Market Fund by the transfer agent are $2.00 per account per month and $1.00 per account per report required by any governmental authority. In addition, the Fund shall reimburse the Transfer Agent for all out-of-pocket costs including, but not limited to, the costs of postage, insurance, forms, envelopes, telephone lines and other similar items, counsel fees, including fees for the preparation of the Transfer Agent Agreement and review the Fund's registration statements and application forms. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      SHAREHOLDER LIABILITY. The First Investors Series Fund, First Investors Life Series Fund, First Investors Multi-State Insured Tax Free Fund, First Investors U.S. Government Plus Fund, and Executive Investors Trust are organized as "Massachusetts business trusts." Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Fund's Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. Each Fund's Declaration of Trust also provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of the Fund. Each Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. Each Fund's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Each Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

                            PART C. OTHER INFORMATION
                            -------------------------

Item 23.        Exhibits
                --------

        (a)(i)     Amended and Restated Declaration of Trust(1)

        (b)        By-Laws(1)

        (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust and (b) Articles III, V and VI of Registrant's By-Laws

        (d) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)


        (e) Underwriting Agreement between Registrant and First Investors Corporation(7)


        (f)        Bonus, profit sharing or pension plans - none

        (g)(i)     Custodian  Agreement  between  Registrant  and  Irving  Trust
                   Company(1)

        (g)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)


        (g)(iii) Amendment to Custody Agreement between Registrant and The Bank of New York(5)

        (g)(iv) Foreign Custody Manager Agreement between Registrant and The Bank of New York(5)


        (h)(i)     Transfer    Agent    Agreement    between    Registrant   and
                   Administrative Data Management Corp.(2)

        (h)(ii)    Amended Schedule A to Transfer Agent Agreement(3)

        (i)        Opinion and Consent of Counsel - filed herewith

        (j)(i)     Consent of Independent Accountants - filed herewith

        (j)(ii) Powers of Attorney for Ms. Head and Messrs. Head, Reed, Rubinstein, Srygley, Sullivan and Wentworth(1)

        (j)(iii)   Power of Attorney for Mr. Grohol(4)

        (j)(iv)    Power of Attorney for Mr. Lavoie(4)

        (k)        Financial statements omitted from prospectus - none

        (l)        Initial capital agreements - none

        (m)(i)      Amended and Restated Class A Distribution Plan(1)

       (m)(ii)     Class B Distribution Plan(1)


       (n)         Amended and Restated Plan pursuant to Rule 18f-3(6)


       (o)         Reserved

       (p) Code of Ethics of the First Investors family of mutual funds, their investment advisers and their underwriters(4)

---------------------------------------
(1)    Incorporated   by  reference  to  the  corresponding   exhibit  of  Post-
       Effective Amendment No. 20 to Registrant's Registration Statement (File No. 33-25623) filed on April 23, 1996.

(2)    Incorporated  by  reference  to   the  corresponding   exhibit  of  Post-
       Effective Amendment No. 29 to Registrant's Registration Statement (File No. 33-25623) filed on January 28, 2000.

(3) Incorporated by reference to the corresponding exhibit of Post-Effective Amendment No. 31 to the Registration Statement of First Investors Series Fund II, Inc. (File No. 33-46924) filed on October 11, 2000.

(4)    Incorporated   by   reference  to  the  corresponding  exhibit  of  Post-
       Effective Amendment No. 31 to Registrant's Registration Statement (File No. 33-25623) filed on January 26, 2001.


(5)    Incorporated  by  reference  to   the   corresponding  exhibit  of  Post-
       Effective Amendment No. 33 to Registrant's Registration Statement (File No. 33-25623) filed on January 28, 2002.

(6)    Incorporated  by  reference to   the   corresponding  exhibit  of   Post-
       Effective Amendment No. 32 to the Registration Statement of First Investors Cash Management Fund, Inc. (File No. 2-62347) filed on December 20, 2002.

(7)    Incorporated   by   reference  to  the  corresponding   exhibit of  Post-
       Effective Amendment No. 35 to Registrant's Registration Statement (File No. 33-25623) filed on December 23, 2002.



Item 24.   Persons Controlled by or Under Common Control with  Registrant
           --------------------------------------------------------------

           There are no persons controlled by or under common control with the Registrant.

Item 25.   Indemnification
           ---------------

           ARTICLE XI, SECTIONS 1 AND 2 OF REGISTRANT'S AMENDED AND RESTATED DECLARATION OF TRUST PROVIDE AS FOLLOWS:

           Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

           Section 2.

           (a)   Subject to the exceptions and limitations contained in Section
(b) below:

                 (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           (b)   No indemnification shall  be  provided  hereunder to a  Covered
                 Person:

                 (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                 (ii) in the  event  of  a settlement,  unless  there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                      (A)   by the court or other body approving the settlement;
                            or

                      (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                      (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

           (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

           NUMBER 7 OF THE REGISTRANT'S INVESTMENT ADVISORY AGREEMENT PROVIDES AS FOLLOWS:

           7. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

           NUMBER 12 OF THE  REGISTRANT'S  UNDERWRITING  AGREEMENT  PROVIDES  AS
FOLLOWS:

           12. Limitation of Liability. The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the Shares through dealers and in performing its duties in redeeming and repurchasing the Shares, but nothing contained in this Agreement shall make the Underwriter or any of its officers, directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement, provided that nothing contained herein shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which it may have under the Securities Act of 1933, as amended ("1993 Act"), or the 1940 Act.

           ARTICLE VII, NUMBER 1 OF THE REGISTRANT'S CUSTODIAN AGREEMENT PROVIDES AS FOLLOWS:

           1. Neither the Custodian nor its nominee shall be liable for any loss or damage including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

           ARTICLE V, NUMBERS 1 AND 2 OF THE REGISTRANT'S FOREIGN CUSTODY MANAGER AGREEMENT PROVIDE AS FOLLOWS:

           1. BNY shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, the Fund except to the extent the same arises out of the failure of BNY to exercise the care, prudence and diligence required by Section 2 of Article 11 hereof. In no event shall BNY be liable to the Fund, the Board, or any third party for special, indirect or consequential damages, or for lost profits or loss of business, arising in connection with this Agreement.

           2. The Fund shall indemnify BNY and hold it harmless from and against any and all costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees, sustained or incurred by, or asserted against, BNY by reason or as a result of any action or inaction, or arising out of BNY's performance hereunder, provided that the Fund shall not indemnify BNY to the extent any such costs, expenses, damages, liabilities or claims arises out of BNY's failure to exercise the reasonable care, prudence and diligence required by Section 2 of Article 11 hereof.

           NUMBERS 5 AND 6 OF THE REGISTRANT'S TRANSFER AGENT AGREEMENT PROVIDE AS FOLLOWS:

           5. LIMITATIONS ON LIABILITY. ADM shall not be liable for any losses, claims or damages (collectively, "Damages") arising out of or in connection with ADM's performance or failure to perform its duties under this Agreement except to the extent that such Damages arise out of its negligence, reckless disregard of its duties, bad faith or willful misfeasance.

           6.  INDEMNIFICATION.

               A) The Fund shall indemnify and hold ADM harmless against any Damages or expenses (including reasonable attorneys fees) incurred in any action, suit or proceeding brought against it by any person other than the Fund, including a Shareholder, based upon ADM's services for the Fund or its Shareholders, if the Damages sought did not result from ADM's negligence, reckless disregard for its duties, bad faith or willful misfeasance.

               B) The Transfer Agent shall not pay or settle any claim, demand, expense or liability to which it may seek indemnity pursuant to paragraph (A) above an ("Indemnifiable Claim") without the express written consent of the Fund. The Transfer Agent shall notify the Fund promptly of receipt of notification of an Indemnifiable Claim. Unless the Fund notifies the Transfer Agent within 30 days of receipt of Written Notice of such Indemnifiable Claim that the Fund does not intend to defend such Indemnifiable Claim, the Fund shall defend the Transfer Agent for such Indemnifiable Claim. The Fund shall have the right to defend any Indemnifiable Claim at its own expense, such defense to be conducted by counsel selected by the Fund. Further, the Transfer Agent may join the Fund in such defense at the Transfer Agent's own expense, but to the extent that it shall so desire the Fund shall direct such defense. If the Fund shall fail or refuse to defend, pay or settle an Indemnifiable Claim, the Transfer Agent, at the Fund's expense, consistent with the limitation concerning attorney's fees expressed in (A) above, may provide its own defense.

           REFERENCE  IS HEREBY MADE TO THE  MARYLAND  GENERAL  CORPORATION  LAW
CORPORATIONS  AND  ASSOCIATIONS  ARTICLE,  SECTION  2-418,   INDEMNIFICATION  OF
DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

           The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------


           First Investors Management Company, Inc. ("FIMCO") is a registered investment adviser and provides investment management services to the Registrant. The description of FIMCO under the caption "Fund Management" in the Prospectus and under the caption "Management" in Part II of the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by the officers, directors and partners of the adviser during the past two years is set forth in Part I of the Statement of Additional Information under the caption "Directors/Trustees and Officers" and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-7885), both of which are incorporated herein by reference.


Item 27.    Principal Underwriters
            ----------------------

           (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

                 Executive Investors Trust
                 First Investors Cash Management Fund, Inc.
                 First Investors Fund For Income, Inc.
                 First Investors Global Fund, Inc.
                 First Investors Government Fund, Inc.
                 First Investors Insured Tax Exempt Fund, Inc.
                 First Investors Multi-State Insured Tax Free Fund
                 First Investors New York Insured Tax Free Fund, Inc.
                 First Investors Series Fund II, Inc.
                 First Investors Tax-Exempt Money Market Fund, Inc.
                 First Investors U.S. Government Plus Fund
                 First Investors Life Variable Annuity Fund A
                 First Investors Life Variable Annuity Fund C
                 First Investors Life Variable Annuity Fund D
                 First Investors Life Level Premium Variable Life Insurance (Separate Account B)

        (b)     The  following  persons  are  the officers and directors  of the
Underwriter:


          The principal business address of each director and officer listed below is c/o First Investors Legal Department, 95 Wall Street, New York, New York 10005.

                               Position and                       Position and
                               Office with First                  Office with
Name                           Investors Corporation              Registrant
------------------             ---------------------              -------------

Glenn O. Head                  Chairman of the Board              Trustee
                               and Director

Kathryn S. Head                Vice President                     President and
                               and Director                       Trustee

Lawrence A. Fauci              Director                           None

John T. Sullivan               Director                           Chairman of
                                                                  the Board and
                                                                  Trustee

Marvin M. Hecker               Executive Vice President           None

Larry R. Lavoie                Director, Secretary and            Trustee
                               General Counsel

Frederick Miller               Senior Vice President              None

Robert Flanagan                President                          None

William M. Lipkus              Chief Financial Officer            None
                               and Treasurer

Anne Condon                    Vice President                     None

Elizabeth Reilly               Vice President                     None

Matthew Smith                  Vice President                     None

Concetta Durso                 Assistant Vice President           Vice President
                               and Assistant Secretary            and Secretary

Randy Pagan                    Assistant Vice President           None

Mark Segal                     Assistant Vice President           None

Carol Lerner Brown             Assistant Secretary                Assistant
                                                                  Secretary

   (c)     Not applicable


Item 28.   Location of Accounts and Records
           --------------------------------

           Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29.   Management Services
           -------------------

           Not Applicable.

Item 30.   Undertakings
           ------------

           None.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment 36 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 25th day of April 2003.

                                      FIRST INVESTORS SERIES FUND


                                      By:    /s/ Kathryn S. Head
                                            -----------------------------------
                                             Kathryn S. Head*
                                             President and Trustee

           Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 36 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kathryn S. Head               President and Trustee           April 25, 2003
--------------------------
Kathryn S. Head*

/s/ Joseph I. Benedek             Treasurer and Principal         April 25, 2003
--------------------------        Accounting Officer
Joseph I. Benedek

/s/ Glenn O. Head                 Trustee                         April 25, 2003
--------------------------
Glenn O. Head

/s/ Robert M. Grohol              Trustee                         April 25, 2003
--------------------------
Robert M. Grohol*

/s/ Larry R. Lavoie               Trustee                         April 25, 2003
--------------------------
Larry R. Lavoie

/s/ Rex R. Reed                   Trustee                         April 25, 2003
--------------------------
Rex R. Reed*

/s/ Herbert Rubinstein            Trustee                         April 25, 2003
--------------------------
Herbert Rubinstein*

/s/ James M. Srygley              Trustee                         April 25, 2003
--------------------------
James M. Srygley*

/s/ John T. Sullivan              Chairman of the Board           April 25, 2003
--------------------------        and Trustee
John T. Sullivan*

/s/ Robert F. Wentworth           Trustee                         April 25, 2003
--------------------------
Robert F. Wentworth*



*  By:   /s/ Larry R. Lavoie
         -----------------------------------
          Larry R. Lavoie
          (Attorney-in-Fact)

                                INDEX TO EXHIBITS

Exhibit
Number          Description
-------         -----------

23(i)           Opinion and Consent of Counsel

23(j)(i)        Consent of Independent Accountants